As filed with the SEC on March 3, 2011.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07674
TRANSAMERICA PARTNERS FUNDS GROUP
Investment Company Act file number: 811-07495
TRANSAMERICA PARTNERS FUNDS GROUP II
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and Address of Agent for Service)
Date of fiscal year end: December 31
Date of reporting period: January 1, 2010 — December 31, 2010

Item 1: Report(s) to Shareholders. The Annual Report is attached.

TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA
ASSET ALLOCATION FUNDS

Annual Report

December 31, 2010

This report is not to be construed as an offering for sale of any shares of the Transamerica Partners Funds Group or the Transamerica Asset Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.

This is a combined annual report for the Transamerica Partners Funds Group and the Transamerica Asset Allocation Funds.

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures for the Funds, is included in the Statement of Additional Information, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Funds’ website at www.transamericapartners.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Funds and the underlying Transamerica Partners Portfolios in which they invest are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2010, is available without charge, upon request by calling 1-800-851-9777 and on SEC’s website at http://www.sec.gov.

Quarterly Portfolios

Transamerica Partners Portfolios and the Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Dear Fellow Shareholder,
On behalf of Transamerica Partners Funds Group and Transamerica Asset Allocation Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.
This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. During the past twelve months, markets have generally advanced, yet have exhibited periods of weakness in conjunction with investors’ concerns over the health of the economy and the labor market, and periods of strength in conjunction with investors’ optimism of recovery and improved economic data points. The equity markets exhibited weakness in February, advanced into late April, were weak during June, July and August, and ended the period at the highs of the year. The period ended with positive twelve month returns for both the broad equity and bond markets. The U.S. Dollar has risen and fallen versus the British Pound and Euro along with rising and falling levels of concern over foreign debt levels during the year. The U.S. Dollar ended the period modestly stronger versus the Euro and the British Pound, and weaker versus the Japanese Yen. Oil prices have remained volatile over the past year, hitting their lows in early summer and rebounding to end higher at the end of the period. The Federal Reserve has kept the federal funds rate to a range of 0%-0.25% in an effort to stimulate the economy. The unemployment rate has been sluggish to recede, beginning the period at 10.0% and ending the period at 9.4%. Anticipation of economic recovery has led to strong gains for particular equity and fixed-income sectors, including small-cap and mid-cap stocks, emerging market stocks, and high yield bonds. Money market securities have lagged on a relative basis. For the twelve months ended December 31, 2010, the Dow Jones Industrial Average returned 14.06%, the Standard & Poor’s 500® Index returned 15.06%, and the Barclays Capital U.S. Aggregate Bond Index returned 6.54%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Partners Funds Group and
Transamerica Partners Funds Group and	Transamerica Asset Allocation Funds
Transamerica Asset Allocation Funds
The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Partners Funds Group and Transamerica Asset Allocation Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Partners Funds Group and Transamerica Asset Allocation Funds.

Management Review
(unaudited)
Transamerica Partners Stock Index
MARKET ENVIRONMENT
Over the course of 2010, cyclical stimulus beat out structural problems and stocks continued the choppy advance they began in 2009. The early months of 2010 saw risk assets move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter of 2009 and first quarter of 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States. Nevertheless, after touching a late summer low, equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the U.S. midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve Board Chairman Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.
In 2010, U.S. stocks posted double-digit percentage gains for the second consecutive year. The Dow Jones Industrial Average gained 14.1% to close at 11,577, a level not seen since before the collapse of Lehman Brothers in late 2008. The Standard &Poor’s 500® Index (“S&P 500”) advanced 15.1% to 1,257, while the Nasdaq Composite moved up 18.2% to 2,662.
Within the S&P 500, all 10 sectors recorded positive returns for the period. Consumer discretionary (+27.6%), industrials (+26.9%), materials (+22.9%), and energy (+20.4%) were the best performers for the period, while utilities (+5.9%) and health care (+3.0%) posted more modest gains.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Stock Index returned 14.44%. By comparison its benchmark, the Standard & Poor’s 500® Index, returned 15.06%.
STRATEGY REVIEW
The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of business. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. Throughout the twelve-month period, as changes were made to the composition of the S&P 500, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. In keeping with its investment objective, the fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.
Christopher Bliss
Edward Corallo
Greg Savage
Diane Hsiung
Jennifer Hsui
Co- Portfolio Managers
BlackRock Fund Advisors

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Money Market
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

				10 Years or
	1 Year		5 Years	Life of Fund	Inception Date

Transamerica Partners Money Market	0.00	%(A)	2.16%	1.92%	01/04/1994
Citigroup 3-Month Treasury Bill*	0.13%		2.30%	2.26%
NOTES

*	The Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

(A)	Rounds to less than 0.01%

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners High Quality Bond
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners High Quality Bond	3.61%	4.19%	3.79%	07/05/1994
BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs*	2.82%	4.49%	4.27%
NOTES

*	The Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Yrs Index (“BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Inflation-Protected Securities
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Inflation-Protected Securities	5.59%	4.83%	4.05%	02/22/1996
Barclays Capital U.S. TIPS*	6.30%	5.33%	7.02%
NOTES

*	The Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Core Bond
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Core Bond	7.68%	5.30%	5.12%	07/05/1994
Barclays Capital U.S. Aggregate Bond*	6.54%	5.80%	5.84%
NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners High Yield Bond
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners High Yield Bond	15.25%	7.55%	8.22%	01/30/1996
BofA Merrill Lynch High Yield Master II*	15.19%	8.81%	8.60%
NOTES

*	The Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Balanced
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Balanced	13.36%	2.58%	2.39%	07/05/1994
Barclays Capital U.S. Aggregate Bond*	6.54%	5.80%	5.84%
S&P 500*	15.06%	2.29%	1.41%
NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Large Value
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Large Value	14.10%	(2.55)%	0.83%	07/05/1994
Russell 1000® Value*	15.51%	1.28%	3.26%
S&P 500*	15.06%	2.29%	1.41%
NOTES

*	The Russell 1000® Value Index (“Russell 1000® Value”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Stock Index
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Stock Index	14.44%	1.71%	0.79%	03/10/1999
S&P 500*	15.06%	2.29%	1.41%
NOTES

*	The Standard & Poor’s 500® Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an Index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Large Core
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Large Core	11.24%	(0.58)%	(1.74)%	07/05/1994
Russell 1000®*	16.10%	2.59%	1.83%
S&P 500*	15.06%	2.29%	1.41%
NOTES

*	The Russell 1000® Index (“Russell 1000®”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Large Growth
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Large Growth	15.95%	1.53%	(0.69)%	07/05/1994
Russell 1000® Growth*	16.71%	3.75%	0.02%
S&P 500*	15.06%	2.29%	1.41%
NOTES

*	The Russell 1000® Growth Index (“Russell 1000® Growth”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Mid Value
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Mid Value	20.55%	3.47%	8.14%	08/15/2001
Russell Midcap® Value*	24.75%	4.08%	8.32%
NOTES

*	The Russell Midcap® Value Index (“Russell Midcap® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Mid Growth
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Mid Growth	28.61%	4.23%	4.65%	09/06/2001
Russell Midcap® Growth*	26.38%	4.88%	6.82%
NOTES

*	The Russell Midcap® Growth Index (“Russell Midcap® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Small Value
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Small Value	22.24%	1.16%	5.07%	07/10/2002
Russell 2000® Value*	24.50%	3.52%	8.23%
NOTES

*	The Russell 2000® Value Index (“Russell 2000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an Index.
The chart represents the change in value of hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Small Core
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Small Core	29.11%	1.88%	3.43%	07/05/1994
Russell 2000®*	26.86%	4.47%	6.33%
S&P 500*	15.06%	2.29%	1.41%
NOTES

*	The Russell 2000® Index (“Russell 2000®”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners Small Growth
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners Small Growth	24.89%	3.47%	7.82%	08/09/2002
Russell 2000® Growth*	29.09%	5.30%	10.45%
NOTES

*	The Russell 2000® Growth Index (“Russell 2000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Transamerica Partners International Equity
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or
	1 Year	5 Years	Life of Fund	Inception Date

Transamerica Partners International Equity	14.25%	0.16%	1.68%	01/19/1996
MSCI ACWI ex-US*	11.60%	5.29%	5.97%
NOTES

*	The Morgan Stanley Capital International All Country World ex-US Index (“MSCI ACWI ex-US”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an Index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Funds Group	Annual Report 2010

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
As a shareholder in a mutual fund invested in a corresponding Series of Transamerica Partners Portfolios (“Series Portfolio”) or Master Portfolio (“MP”), you will bear the ongoing costs of managing the corresponding Series in which your fund invests (such as the investment advisor’s fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).
The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at July 1, 2010 and held for the entire period until December 31, 2010.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (A)	Value	During Period (A)	Expense Ratio (C)

Transamerica Partners Money Market	$1,000.00	$1,000.00	$1.66	$1,023.54	$1.68	0.33%
Transamerica Partners High Quality Bond	1,000.00	1,012.30	5.07	1,020.16	5.09	1.00%
Transamerica Partners Inflation-Protected Securities	1,000.00	1,014.90	5.03	1,020.21	5.04	0.99%
Transamerica Partners Core Bond	1,000.00	1,016.30	4.98	1,020.27	4.99	0.98%
Transamerica Partners High Yield Bond	1,000.00	1,101.90	5.83	1,019.66	5.60	1.10%
Transamerica Partners Balanced	1,000.00	1,147.70	5.95	1,019.66	5.60	1.10%
Transamerica Partners Large Value	1,000.00	1,212.90	5.58	1,020.16	5.09	1.00%
Transamerica Partners Stock Index	1,000.00	1,228.90	3.65	1,021.93	3.31	0.65%
Transamerica Partners Large Core	1,000.00	1,214.90	6.42	1,019.41	5.85	1.15%
Transamerica Partners Large Growth	1,000.00	1,259.70	7.06	1,018.95	6.31	1.24%
Transamerica Partners Mid Value	1,000.00	1,254.90	7.10	1,018.90	6.36	1.25%
Transamerica Partners Mid Growth	1,000.00	1,335.80	7.95	1,018.40	6.87	1.35%
Transamerica Partners Small Value	1,000.00	1,251.50	8.51	1,017.64	7.63	1.50%
Transamerica Partners Small Core	1,000.00	1,291.10	8.49	1,017.80	7.48	1.47%
Transamerica Partners Small Growth	1,000.00	1,287.50	8.94	1,017.39	7.88	1.55%
Transamerica Partners International Equity	1,000.00	1,252.50	7.95	1,018.15	7.12	1.40%

(A)	Expenses are equal to each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before expenses.

(C)	Ratio reflects the expenses of both the fund and its corresponding Series Portfolio or MP.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2010
(all amounts except per share amounts in thousands)

			Inflation-
		High Quality	Protected
	Money Market	Bond	Securities		Core Bond	High Yield Bond	Balanced

Assets:
Investments in Series Portfolios/MP, at value(A)	$392,415	$78,897	$99,531		$418,161	$117,709	$43,047
Receivables:
Shares of beneficial interest sold	1,889	18	1,388		95	70	23
Due from advisor	26	—	—		—	17	12
Money market waiver	185	—	—		—	—	—
Prepaid expenses	4	1	1		4	1	—	(B)

	394,519	78,916	100,920		418,260	117,797	43,082

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,712	6	105		40	33	41
Administration/Advisory fees(C)	101	20	25		106	30	11
Distribution fees	84	17	21		89	25	9
Registration fees	13	7	3		10	3	7
Audit and tax fees	7	6	7		6	6	7
Printing and shareholder reports fees	33	5	6		34	8	1
Other	5	2	2		4	2	1

	2,955	63	169		289	107	77

Net assets	$391,564	$78,853	$100,751		$417,971	$117,690	$43,005

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	391,770	84,885	103,217		428,011	138,095	57,341
Undistributed (accumulated) net investment income (loss)	—	162	(4)		3,155	8	(28)
(Accumulated) net realized (loss) allocated from Series Portfolios/MP(A)	(206)	(5,896)	(3,771)		(10,629)	(24,613)	(12,087)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	—	(298)	1,309		(2,566)	4,200	(2,221)

Net assets	$391,564	$78,853	$100,751		$417,971	$117,690	$43,005

Shares of beneficial interest outstanding	36,909	6,768	8,789		32,536	13,641	3,096
Net asset value per share	$10.61	$11.65	$11.46		$12.85	$8.63	$13.89

	Large Value	Stock Index	Large Core		Large Growth	Mid Value	Mid Growth

Assets:
Investments in Series Portfolios/MP, at value(A)	$267,580	$355,593	$81,606		$274,988	$198,212	$82,723
Receivables:
Shares of beneficial interest sold	70	186	50		89	78	69
Due from advisor	16	13	13		—	—	—
Prepaid expenses	2	3	—	(B)	2	2	1

	267,668	355,795	81,669		275,079	198,292	82,793

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	88	52	32		66	244	5
Administration/Advisory fees(C)	68	105	21		70	53	21
Distribution fees	56	75	17		59	42	17
Registration fees	8	10	7		11	3	3
Audit and tax fees	7	6	7		7	6	7
Printing and shareholder reports fees	21	29	5		22	15	6
Other	3	5	2		3	3	2

	251	282	91		238	366	61

Net assets	$267,417	$355,513	$81,578		$274,841	$197,926	$82,732

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	509,004	407,473	157,534		309,168	259,606	75,251
Undistributed (accumulated) net investment income (loss)	—	185	—		(2)	—	1
(Accumulated) net realized (loss) allocated from Series Portfolios/MP(A)	(229,708)	(63,340)	(48,980)		(91,327)	(105,919)	(11,445)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(11,879)	11,195	(26,976)		57,002	44,239	18,925

Net assets	$267,417	$355,513	$81,578		$274,841	$197,926	$82,732

Shares of beneficial interest outstanding	16,667	36,397	4,504		14,344	15,621	7,735
Net asset value per share	$16.05	$9.77	$18.11		$19.16	$12.67	$10.70

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At December 31, 2010
(all amounts except per share amounts in thousands)

						International
	Small Value		Small Core	Small Growth		Equity

Assets:
Investments in Series Portfolios/MP, at value(A)	$37,213		$100,103	$42,320		$224,704
Receivables:
Shares of beneficial interest sold	1		39	3		50
Due from advisor	—		—	4		—
Prepaid expenses	—	(B)	1	—	(B)	2

	37,214		100,143	42,327		224,756

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1		8	1		40
Administration/Advisory fees(C)	11		26	11		57
Distribution fees	8		21	9		48
Registration fees	3		7	3		3
Audit and tax fees	6		7	7		7
Printing and shareholder reports fees	1		7	2		18
Other	1		2	1		3

	31		78	34		176

Net assets	$37,183		$100,065	$42,293		$224,580

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	50,624		190,226	45,622		331,773
Undistributed (accumulated) net investment income (loss)	(1)		12	—		606
(Accumulated) net realized (loss) allocated from Series Portfolios/MP(A)	(17,408)		(76,541)	(10,325)		(206,633)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	3,968		(13,632)	6,996		98,834

Net assets	$37,183		$100,065	$42,293		$224,580

Shares of beneficial interest outstanding	3,553		5,246	3,077		20,854
Net asset value per share	$10.46		$19.07	$13.75		$10.77

(A)	Master Portfolio (“MP”) applies only to Stock Index.

(B)	Rounds to less than $1.

(C)	Advisory fees only apply to Stock Index.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF OPERATIONS
For the year ended December 31, 2010
(all amounts in thousands)

Inflation-
High Quality	Protected
Money Market	Bond	Securities	Core Bond	High Yield Bond	Balanced

Net investment income (loss) allocated from Series
Portfolios/MP:
Interest income	$1,210	$3,236	$2,756	$18,994	$14,611	$746
Dividend income	—	—	—	7	34	541
Securities lending income (net)	—	7	2	31	—	1
Withholding taxes on foreign income	—	—	—	—	—	(A)	—	(A)
Expenses (net of reimbursement)	(1,120)	(363)	(433)	(1,840)	(898)	(221)

90	2,880	2,325	17,192	13,747	1,067

Expenses:
Administration/Advisory fees(B)	1,217	288	338	1,405	462	133
Distribution fees	1,014	240	282	1,171	385	111
Registration	43	29	24	34	25	21
Audit and tax	11	9	9	15	9	7
Legal	17	4	5	19	6	2
Trustee and CCO	10	2	3	12	4	1
Fund accounting	10	10	10	10	10	10
Printing and shareholder reports	34	3	12	22	6	4
Other	13	6	3	22	7	2

Total expenses	2,369	591	686	2,710	914	291
Expenses reimbursed/waived	(2,277)	—	—	—	(116)	(26)

Net expenses	92	591	686	2,710	798	265

Net investment income (loss)	(2)	2,289	1,639	14,482	12,949	802

Net realized and unrealized gain (loss) on investments:
Net realized gain allocated from Series Portfolios/MP(C)	2	806	4,815	11,639	4,947	852
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(C)	—	460	(150)	10,075	3,264	3,702

Net realized and unrealized gain	2	1,266	4,665	21,714	8,211	4,554

Net increase In net assets resulting from operations	$—	$3,555	$6,304	$36,196	$21,160	$5,356

Large Value	Stock Index	Large Core	Large Growth	Mid Value	Mid Growth

Net investment income (loss) allocated from Series
Portfolios/MP:
Interest income	$—	(A)	$24	$—	(A)	$—	(A)	$1	$—	(A)
Dividend income	6,372	7,632	1,886	3,471	4,521	308
Securities lending income (net)	30	136	15	33	74	8
Withholding taxes on foreign income	(3)	—	(7)	(20)	(5)	(2)
Expenses (net of reimbursement)	(1,418)	(191)	(568)	(1,863)	(1,812)	(600)

4,981	7,601	1,326	1,621	2,779	(286)

Expenses:
Administration/Advisory fees(B)	903	1,342	271	858	788	240
Distribution fees	753	958	226	715	656	200
Registration	32	22	25	37	21	20
Audit and tax	13	10	9	18	10	9
Legal	12	15	4	12	10	3
Trustee and CCO	8	10	2	7	7	2
Fund accounting	10	10	10	10	10	10
Printing and shareholder reports	12	21	2	16	7	7
Other	20	18	7	18	15	3

Total expenses	1,763	2,406	556	1,691	1,524	494
Expenses reimbursed/waived	(169)	(106)	(84)	—	(54)	(13)

Net expenses	1,594	2,300	472	1,691	1,470	481

Net investment income (loss)	3,387	5,301	854	(70)	1,309	(767)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) allocated from Series Portfolios/MP(C)	31,645	(18,025)	3,163	32,869	20,636	14,374
Change in net unrealized appreciation allocated from Series Portfolios/MP(C)	1,243	61,481	4,351	7,181	24,175	6,297

Net realized and unrealized gain	32,888	43,456	7,514	40,050	44,811	20,671

Net increase In net assets resulting from operations	$36,275	$48,757	$8,368	$39,980	$46,120	$19,904

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF OPERATIONS (continued)
For the year ended December 31, 2010
(all amounts in thousands)

							International
	Small Value		Small Core		Small Growth		Equity

Net investment income (loss) allocated from Series
Portfolios/MP:
Interest income	$—	(A)	$—	(A)	$—	(A)	$—	(A)
Dividend income	637		1,142		166		5,701
Securities lending income (net)	3		105		46		131
Withholding taxes on foreign income	—		—	(A)	—	(A)	(261)
Expenses (net of reimbursement)	(329)		(830)		(389)		(1,960)

	311		417		(177)		3,611

Expenses:
Administration/Advisory fees(B)	116		294		130		723
Distribution fees	97		245		108		602
Registration	20		28		22		25
Audit and tax	9		9		9		10
Legal	1		4		2		10
Trustee and CCO	1		3		1		6
Fund accounting	10		10		10		10
Printing and shareholder reports	6		7		17		14
Other	2		6		2		14

Total expenses	262		606		301		1,414
Expenses reimbursed/waived	(9)		—		(19)		—

Net expenses	253		606		282		1,414

Net investment income (loss)	58		(189)		(459)		2,197

Net realized and unrealized gain (loss) on investments:
Net realized gain allocated from Series Portfolios/MP(C)	4,423		15,099		6,686		18,215
Change in net unrealized appreciation allocated from Series Portfolios/MP(C)	3,431		9,531		3,547		5,172

Net realized and unrealized gain	7,854		24,630		10,233		23,387

Net increase In net assets resulting from operations	$7,912		$24,441		$9,774		$25,584

(A)	Rounds to less than $1.

(B)	Advisory fees only apply to Stock Index.

(C)	Master Portfolio (“MP”) applies only to Stock Index.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended:
(all amounts in thousands)

	Money Market		High Quality Bond		Inflation-Protected Securities
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(2)	$317	$2,289	$3,357	$1,639	$513
Net realized gain (loss) allocated from Series Portfolios/MP(A)	2	20	806	(80)	4,815	(306)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	—	—	460	5,981	(150)	11,442

Net increase in net assets resulting from operations	—	337	3,555	9,258	6,304	11,649

Distributions to shareholders:
Net investment income	—	(321)	(2,262)	(3,668)	(1,555)	(491)
Return of capital	—	—	—	—	—	(143)

Total distributions to shareholders	—	(321)	(2,262)	(3,668)	(1,555)	(634)

Capital share transactions:
Proceeds from shares sold	786,092	739,890	28,213	40,114	19,690	27,025
Distributions reinvested	—	321	2,262	3,668	1,555	634
Cost of shares redeemed	(807,849)	(799,975)	(64,996)	(44,420)	(54,956)	(48,487)

Net (decrease) in net assets resulting from capital share transactions	(21,757)	(59,764)	(34,521)	(638)	(33,711)	(20,828)

Net increase (decrease) in net assets	(21,757)	(59,748)	(33,228)	4,952	(28,962)	(9,813)

Net Assets:
Beginning of year	413,321	473,069	112,081	107,129	129,713	139,526

End of year	$391,564	$413,321	$78,853	$112,081	$100,751	$129,713

Undistributed (accumulated) net investment income (loss)	$—	$—	$162	$1	$(4)	$(257)

Share activity:
Shares issued	74,098	69,733	2,422	3,537	1,742	2,580
Shares issued-reinvested from distributions	—	31	194	323	138	57
Shares redeemed	(76,149)	(75,397)	(5,565)	(3,932)	(4,868)	(4,654)

Net (decrease) in shares outstanding	(2,051)	(5,633)	(2,949)	(72)	(2,988)	(2,017)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

	Core Bond		High Yield Bond		Balanced
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income	$14,482	$16,222	$12,949	$16,793	$802	$1,183
Net realized gain (loss) allocated from Series Portfolios/MP(A)	11,639	(7,890)	4,947	(7,857)	852	(5,690)
Change in net unrealized appreciation allocated from Series Portfolios/MP(A)	10,075	36,837	3,264	67,609	3,702	14,309

Net increase in net assets resulting from operations	36,196	45,169	21,160	76,545	5,356	9,802

Distributions to shareholders:
Net investment income	(14,365)	(22,581)	(13,259)	(16,744)	(875)	(1,238)
Return of capital	—	—	—	—	—	(338)

Total distributions to shareholders	(14,365)	(22,581)	(13,259)	(16,744)	(875)	(1,576)

Capital share transactions:
Proceeds from shares sold	106,115	113,349	42,685	66,220	6,588	9,464
Issued from fund acquisition	—	119,592	—	—	—	—
Distributions reinvested	14,365	22,581	13,259	16,744	875	1,576
Cost of shares redeemed	(250,902)	(187,599)	(161,806)	(68,133)	(17,859)	(22,934)

Net increase (decrease) in net assets resulting from capital share transactions	(130,422)	67,923	(105,862)	14,831	(10,396)	(11,894)

Net increase (decrease) in net assets	(108,591)	90,511	(97,961)	74,632	(5,915)	(3,668)

Net Assets:
Beginning of year	526,562	436,051	215,651	141,019	48,920	52,588

End of year	$417,971	$526,562	$117,690	$215,651	$43,005	$48,920

Undistributed (accumulated) net investment income (loss)	$3,155	$1,054	$8	$317	$(28)	$(39)

Share activity:
Shares issued	8,328	9,434	5,029	9,179	509	863
Shares issued on fund acquisition	—	9,514	—	—	—	—
Shares issued-reinvested from distributions	1,126	1,876	1,581	2,315	67	147
Shares redeemed	(19,656)	(15,724)	(19,042)	(9,650)	(1,394)	(2,085)

Net increase (decrease) in shares outstanding	(10,202)	5,100	(12,432)	1,844	(818)	(1,075)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

	Large Value		Stock Index		Large Core
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income	$3,387	$6,050	$5,301	$7,143	$854	$1,017
Net realized gain (loss) allocated from Series Portfolios/MP(A)	31,645	(196,640)	(18,025)	(14,671)	3,163	(19,999)
Change in net unrealized appreciation allocated from Series Portfolios/MP(A)	1,243	237,543	61,481	103,956	4,351	38,570

Net increase in net assets resulting from operations	36,275	46,953	48,757	96,428	8,368	19,588

Distributions to shareholders:
Net investment income	(3,415)	(6,063)	(5,163)	(7,292)	(866)	(1,018)
Return of capital	—	(1,386)	—	(143)	—	(202)

Total distributions to shareholders	(3,415)	(7,449)	(5,163)	(7,435)	(866)	(1,220)

Capital share transactions:
Proceeds from shares sold	33,097	46,659	96,817	109,497	13,976	17,275
Issued from fund acquisition	—	27,673	—	—	—	—
Distributions reinvested	3,415	7,449	5,163	7,435	866	1,220
Cost of shares redeemed	(176,341)	(160,527)	(262,819)	(128,070)	(47,593)	(35,707)

Net (decrease) in net assets resulting from capital share transactions	(139,829)	(78,746)	(160,839)	(11,138)	(32,751)	(17,212)

Net increase (decrease) in net assets	(106,969)	(39,242)	(117,245)	77,855	(25,249)	1,156

Net Assets:
Beginning of year	374,386	413,628	472,758	394,903	106,827	105,671

End of year	$267,417	$374,386	$355,513	$472,758	$81,578	$106,827

Undistributed net investment income	$—	$2	$185	$59	$—	$—

Share activity:
Shares issued	2,276	3,845	10,923	15,193	843	1,238
Shares issued on fund acquisition	—	1,973	—	—	—	—
Shares issued-reinvested from distributions	231	613	573	1,021	52	86
Shares redeemed	(12,147)	(13,091)	(29,683)	(17,986)	(2,889)	(2,611)

Net (decrease) in shares outstanding	(9,640)	(6,660)	(18,187)	(1,772)	(1,994)	(1,287)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

	Large Growth		Mid Value		Mid Growth
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(70)	$1,078	$1,309	$2,882	$(767)	$(686)
Net realized gain (loss) allocated from Series Portfolios/MP(A)	32,869	(27,454)	20,636	(87,360)	14,374	(15,677)
Change in net unrealized appreciation allocated from Series Portfolios/MP(A)	7,181	109,131	24,175	177,442	6,297	34,894

Net increase in net assets resulting from operations	39,980	82,755	46,120	92,964	19,904	18,531

Distributions to shareholders:
Net investment income	(114)	(1,221)	(1,431)	(2,917)	—	—
Return of capital	—	(378)	—	(510)	—	—

Total distributions to shareholders	(114)	(1,599)	(1,431)	(3,427)	—	—

Capital share transactions:
Proceeds from shares sold	27,822	27,099	44,250	55,560	15,339	18,344
Issued from fund acquisition	—	57,198	—	—	—	—
Distributions reinvested	114	1,599	1,431	3,427	—	—
Cost of shares redeemed	(138,687)	(104,477)	(277,368)	(64,050)	(45,218)	(26,952)

Net increase (decrease) in net assets resulting from capital share transactions	(110,751)	(18,581)	(231,687)	5,063	(29,879)	(8,608)

Net increase (decrease) in net assets	(70,885)	62,575	(186,998)	84,474	(9,975)	9,923

Net Assets:
Beginning of year	345,726	283,151	384,924	300,450	92,707	82,784

End of year	$274,841	$345,726	$197,926	$384,924	$82,732	$92,707

Undistributed (accumulated) net investment income (loss)	$(2)	$(1)	$—	$57	$1	$1

Share activity:
Shares issued	1,647	2,031	3,994	6,367	1,739	2,573
Shares issued on fund acquisition	—	3,581	—	—	—	—
Shares issued-reinvested from distributions	7	123	124	389	—	—
Shares redeemed	(8,224)	(7,755)	(24,895)	(7,496)	(5,143)	(3,870)

Net (decrease) in shares outstanding	(6,570)	(2,020)	(20,777)	(740)	(3,404)	(1,297)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

	Small Value		Small Core		Small Growth
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$58	$255	$(189)	$62	$(459)	$(481)
Net realized gain (loss) allocated from Series Portfolios/MP(A)	4,423	(7,566)	15,099	(38,858)	6,686	(7,181)
Change in net unrealized appreciation allocated from Series Portfolios/MP(A)	3,431	14,678	9,531	61,654	3,547	20,506

Net increase in net assets resulting from operations	7,912	7,367	24,441	22,858	9,774	12,844

Distributions to shareholders:
Net investment income	(99)	(274)	—	(64)	—	—
Return of capital	—	(104)	—	(420)	—	—

Total distributions to shareholders	(99)	(378)	—	(484)	—	—

Capital share transactions:
Proceeds from shares sold	2,172	3,360	15,397	20,302	3,617	4,055
Distributions reinvested	99	378	—	484	—	—
Cost of shares redeemed	(19,435)	(11,990)	(46,793)	(60,735)	(22,376)	(13,202)

Net (decrease) in net assets resulting from capital share transactions	(17,164)	(8,252)	(31,396)	(39,949)	(18,759)	(9,147)

Net increase (decrease) in net assets	(9,351)	(1,263)	(6,955)	(17,575)	(8,985)	3,697

Net Assets:
Beginning of year	46,534	47,797	107,020	124,595	51,278	47,581

End of year	$37,183	$46,534	$100,065	$107,020	$42,293	$51,278

Undistributed (accumulated) net investment income (loss)	$(1)	$82	$12	$—	$—	$1

Share activity:
Shares issued	237	474	948	1,688	306	437
Shares issued-reinvested from distributions	10	54	—	39	—	—
Shares redeemed	(2,119)	(1,675)	(2,946)	(5,129)	(1,886)	(1,483)

Net (decrease) in shares outstanding	(1,872)	(1,147)	(1,998)	(3,402)	(1,580)	(1,046)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

	International Equity
	December 31,	December 31,
	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income	$2,197	$2,393
Net realized gain (loss) allocated from Series Portfolios/MP(A)	18,215	(124,188)
Change in net unrealized appreciation allocated from Series Portfolios/MP(A)	5,172	187,267

Net increase in net assets resulting from operations	25,584	65,472

Distributions to shareholders:
Net investment income	(2,382)	—
Return of capital	—	(3,073)

Total distributions to shareholders	(2,382)	(3,073)

Capital share transactions:
Proceeds from shares sold	27,566	37,662
Distributions reinvested	2,382	3,073
Cost of shares redeemed	(131,677)	(122,435)

Net (decrease) in net assets resulting from capital share transactions	(101,729)	(81,700)

Net (decrease) in net assets	(78,527)	(19,301)

Net Assets:
Beginning of year	303,107	322,408

End of year	$224,580	$303,107

Undistributed (accumulated) net investment income (loss)	$606	$(509)

Share activity:
Shares issued	2,906	4,846
Shares issued-reinvested from distributions	254	395
Shares redeemed	(14,121)	(15,613)

Net (decrease) in shares outstanding	(10,961)	(10,372)

(A)	Master Portfolio (“MP”) applies only to Stock Index.

Note:	Prior to January 1, 2010, the Statements of Changes in Net Assets were audited by another independent registered public accounting firm.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

FINANCIAL HIGHLIGHTS
For the years ended:

	Money Market
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$10.61		$10.61		$10.62		$10.62		$10.62

Investment operations(A)
Net Investment income(B)	—	(C)	0.01		0.20		0.48		0.45
Net realized and unrealized gain on investments	—	(C)	—		—	(C)	—		—	(C)

Total from investment operations	—		0.01		0.20		0.48		0.45

Distributions
Net investment income	—		(0.01)		(0.20)		(0.48)		(0.45)
Return of capital	—		—		(0.01)		—	(C)	—	(C)

Total distributions	—		(0.01)		(0.21)		(0.48)		(0.45)

Net asset value
End of year	$10.61		$10.61		$10.61		$10.62		$10.62

Total return	—	% (D)	0.07%		1.90%		4.62%		4.31%

Net assets end of year (000’s)	$391,564		$413,321		$473,069		$391,353		$361,326

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.30	% (E)	0.57	% (E)	0.80%		0.80%		0.80%
Before reimbursement	0.86%		0.86%		0.85%		0.85%		0.86%
Net investment income to average net assets	—	% (D)	0.07%		1.91%		4.49%		4.24%

	High Quality Bond
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$11.53		$10.94		$11.42		$11.35		$11.34

Investment operations(A)
Net Investment income(B)	0.28		0.36		0.41		0.44		0.39
Net realized and unrealized gain (loss) on investments	0.13		0.62		(0.42)		0.09		0.03

Total from investment operations	0.41		0.98		(0.01)		0.53		0.42

Distributions
Net investment income	(0.29)		(0.39)		(0.47)		(0.46)		(0.41)

Total distributions	(0.29)		(0.39)		(0.47)		(0.46)		(0.41)

Net asset value
End of year	$11.65		$11.53		$10.94		$11.42		$11.35

Total return	3.61%		9.10%		(0.09%)		4.74%		3.78%

Net assets end of year (000’s)	$78,853		$112,081		$107,129		$279,641		$289,129

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.99%		1.00%		0.97%		0.96%		0.96%
Before reimbursement	0.99%		1.00%		0.97%		0.96%		0.96%
Net investment income to average net assets	2.39%		3.13%		3.65%		3.80%		3.45%

	Inflation-Protected Securities
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$11.01		$10.12		$10.95		$10.50		$10.64

Investment operations(A)
Net Investment income(B)	0.16		0.04		0.48		0.50		0.41
Net realized and unrealized gain (loss) on investments	0.45		0.90		(0.74)		0.46		(0.11)

Total from investment operations	0.61		0.94		(0.26)		0.96		0.30

Distributions
Net investment income	(0.16)		(0.04)		(0.48)		(0.51)		(0.44)
Return of capital	—		(0.01)		(0.09)		—		—

Total distributions	(0.16)		(0.05)		(0.57)		(0.51)		(0.44)

Net asset value
End of year	$11.46		$11.01		$10.12		$10.95		$10.50

Total return	5.59%		9.33%		(2.66%)		9.48%		2.92%

Net assets end of year (000’s)	$100,751		$129,713		$139,526		$56,916		$61,591

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.99%		0.99	% (F)	0.98	% (F)	1.00	% (F)	1.00	% (F)
Before reimbursement	0.99%		1.00%		0.98%		1.06%		1.02%
Net investment income to average net assets	1.45%		0.39%		4.46%		4.68%		3.93%

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Core Bond
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$12.32		$11.59		$12.50		$12.27		$12.34

Investment operations(A)
Net Investment income(B)	0.40		0.47		0.55		0.52		0.48
Net realized and unrealized gain (loss) on investments	0.54		0.91		(0.83)		0.20		(0.05)

Total from investment operations	0.94		1.38		(0.28)		0.72		0.43

Distributions
Net investment income	(0.41)		(0.65)		(0.63)		(0.49)		(0.50)

Total distributions	(0.41)		(0.65)		(0.63)		(0.49)		(0.50)

Net asset value
End of year	$12.85		$12.32		$11.59		$12.50		$12.27

Total return	7.68%		12.13%		(2.33%)		6.04%		3.54%

Net assets end of year (000’s)	$417,971		$526,562		$436,051		$714,537		$770,441

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.97%		0.97	% (F)	0.95%		0.95%		0.96%
Before reimbursement	0.97%		0.97%		0.95%		0.95%		0.96%
Net investment income to average net assets	3.09%		3.86%		4.54%		4.24%		3.92%

	High Yield Bond
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$8.27		$5.82		$9.07		$9.63		$9.28

Investment operations(A)
Net Investment income(B)	0.71		0.69		0.73		0.72		0.70
Net realized and unrealized gain (loss) on investments	0.49		2.45		(3.26)		(0.57)		0.32

Total from investment operations	1.20		3.14		(2.53)		0.15		1.02

Distributions
Net investment income	(0.84)		(0.69)		(0.72)		(0.71)		(0.67)

Total distributions	(0.84)		(0.69)		(0.72)		(0.71)		(0.67)

Net asset value
End of year	$8.63		$8.27		$5.82		$9.07		$9.63

Total return	15.25%		56.18%		(29.31%)		1.57%		11.33%

Net assets end of year (000’s)	$117,690		$215,651		$141,019		$203,062		$214,911

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.10%		1.10	% (F)	1.10%		1.10%		1.10%
Before reimbursement	1.18%		1.18%		1.17%		1.17%		1.18%
Net investment income to average net assets	8.40%		9.57%		8.99%		7.46%		7.36%

	Balanced
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$12.50		$10.54		$15.00		$16.13		$14.84

Investment operations(A)
Net Investment income(B)	0.24		0.27		0.38		0.37		0.33
Net realized and unrealized gain (loss) on investments	1.41		2.05		(4.39)		(0.17)		1.30

Total from investment operations	1.65		2.32		(4.01)		0.20		1.63

Distributions
Net investment income	(0.26)		(0.28)		(0.43)		(0.39)		(0.34)
Net realized gains on investments	—		—		(0.02)		(0.94)		—
Return of capital	—		(0.08)		—	(C)	—		—

Total distributions	(0.26)		(0.36)		(0.45)		(1.33)		(0.34)

Net asset value
End of year	$13.89		$12.50		$10.54		$15.00		$16.13

Total return	13.36%		22.60%		(27.15%)		1.21%		11.10%

Net assets end of year (000’s)	$43,005		$48,920		$52,588		$111,806		$147,402

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.10	% (F)	1.10	% (F)	1.10	% (F)	1.10	% (F)	1.09	% (F)
Before reimbursement	1.25%		1.22%		1.14%		1.12%		1.12%
Net investment income to average net assets	1.82%		2.41%		2.87%		2.27%		2.13%

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Large Value
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$14.23		$12.55		$22.77		$25.97		$23.69

Investment operations(A)
Net Investment income(B)	0.16		0.22		0.37		0.31		0.24
Net realized and unrealized gain (loss) on investments	1.83		1.73		(10.12)		(0.89)		4.45

Total from investment operations	1.99		1.95		(9.75)		(0.58)		4.69

Distributions
Net investment income	(0.17)		(0.22)		(0.38)		(0.35)		(0.23)
Net realized gains on investments	—		—		(0.09)		(2.27)		(2.18)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.17)		(0.27)		(0.47)		(2.62)		(2.41)

Net asset value
End of year	$16.05		$14.23		$12.55		$22.77		$25.97

Total return	14.10%		15.86%		(43.35%)		(2.26%)		20.05%

Net assets end of year (000’s)	$267,417		$374,386		$413,628		$1,004,085		$1,217,320

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.00%		1.00%		1.00	% (F)	1.00	% (F)	1.00%
Before reimbursement	1.06%		1.07%		1.05%		1.05%		1.05%
Net investment income to average net assets	1.12%		1.70%		2.01%		1.16%		0.95%

	Stock Index
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$8.66		$7.01		$11.40		$11.03		$9.71

Investment operations(A)
Net Investment income(B)	0.12		0.14		0.16		0.16		0.14
Net realized and unrealized gain (loss) on investments	1.12		1.65		(4.39)		0.37		1.32

Total from investment operations	1.24		1.79		(4.23)		0.53		1.46

Distributions
Net investment income	(0.13)		(0.14)		(0.16)		(0.16)		(0.14)
Return of capital	—		—	(C)	—		—		—	(C)

Total distributions	(0.13)		(0.14)		(0.16)		(0.16)		(0.14)

Net asset value
End of year	$9.77		$8.66		$7.01		$11.40		$11.03

Total return	14.44%		25.86%		(37.38%)		4.82%		15.16%

Net assets end of year (000’s)	$355,513		$472,758		$394,903		$674,510		$648,855

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.65	% (F)	0.65	% (F)	0.65	% (F)	0.65	% (F)	0.65	% (F)
Before reimbursement	0.68%		0.69%		0.68%		0.67%		0.68%
Net investment income to average net assets	1.39%		1.75%		1.73%		1.36%		1.34%

	Large Core
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$16.44		$13.57		$21.75		$22.54		$20.39

Investment operations(A)
Net Investment income(B)	0.16		0.15		0.15		0.13		0.12
Net realized and unrealized gain (loss) on investments	1.67		2.90		(8.17)		0.23		2.16

Total from investment operations	1.83		3.05		(8.02)		0.36		2.28

Distributions
Net investment income	(0.16)		(0.15)		(0.16)		(0.16)		(0.13)
Net realized gains on investments	—		—		—		(0.99)		—
Return of capital	—		(0.03)		—		—		—

Total distributions	(0.16)		(0.18)		(0.16)		(1.15)		(0.13)

Net asset value
End of year	$18.11		$16.44		$13.57		$21.75		$22.54

Total return	11.24%		22.69%		(37.03%)		1.60%		11.22%

Net assets end of year (000’s)	$81,578		$106,827		$105,671		$371,131		$502,473

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.15%		1.15%		1.15%		1.15	% (F)	1.15%
Before reimbursement	1.24%		1.24%		1.24%		1.21%		1.20%
Net investment income to average net assets	0.94%		1.04%		0.81%		0.57%		0.59%

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Large Growth
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$16.53		$12.35		$20.90		$21.10		$20.38

Investment operations(A)
Net Investment income (loss)(B)	—	(C)	0.05		0.06		0.01		(0.03)
Net realized and unrealized gain (loss) on investments	2.64		4.21		(8.41)		2.42		0.75

Total from investment operations	2.64		4.26		(8.35)		2.43		0.72

Distributions
Net investment income	(0.01)		(0.06)		(0.06)		(0.01)		—
Net realized gains on investments	—		—		(0.14)		(2.62)		—
Return of capital	—		(0.02)		—		—		—

Total distributions	(0.01)		(0.08)		(0.20)		(2.63)		—

Net asset value
End of year	$19.16		$16.53		$12.35		$20.90		$21.10

Total return	15.95%		34.64%		(40.21%)		11.61%		3.53%

Net assets end of year (000’s)	$274,841		$345,726		$283,151		$674,841		$785,604

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.24	% (F)	1.24	% (F)	1.22%		1.22	% (F)	1.21%
Before reimbursement	1.25%		1.24%		1.22%		1.22%		1.21%
Net investment income (loss) to average net assets	(0.02%)		0.39%		0.35%		0.03%		(0.15%)

	Mid Value
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$10.58		$8.09		$13.27		$14.80		$13.70

Investment operations(A)
Net Investment income(B)	0.06		0.08		0.13		0.13		0.09
Net realized and unrealized gain (loss) on investments	2.11		2.50		(5.15)		0.17		2.31

Total from investment operations	2.17		2.58		(5.02)		0.30		2.40

Distributions
Net investment income	(0.08)		(0.08)		(0.13)		(0.13)		(0.09)
Net realized gains on investments	—		—		(0.03)		(1.70)		(1.21)
Return of capital	—		(0.01)		—	(C)	—		—

Total distributions	(0.08)		(0.09)		(0.16)		(1.83)		(1.30)

Net asset value
End of year	$12.67		$10.58		$8.09		$13.27		$14.80

Total return	20.55%		32.18%		(38.09%)		2.08%		17.74%

Net assets end of year (000’s)	$197,926		$384,924		$300,450		$532,209		$517,977

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.25%		1.25	% (F)	1.25%		1.25	% (F)	1.25	% (F)
Before reimbursement	1.27%		1.28%		1.27%		1.27%		1.28%
Net investment income to average net assets	0.50%		0.89%		1.12%		0.82%		0.62%

	Mid Growth
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$8.32		$6.66		$11.53		$10.44		$11.06

Investment operations(A)
Net Investment (loss)(B)	(0.08)		(0.06)		(0.06)		(0.10)		(0.10)
Net realized and unrealized gain (loss) on investments	2.46		1.72		(4.75)		3.16		0.26

Total from investment operations	2.38		1.66		(4.81)		3.06		0.16

Distributions
Net realized gains on investments	—		—		(0.06)		(1.97)		(0.78)
Return of capital	—		—		—	(C)	—		—

Total distributions	—		—		(0.06)		(1.97)		(0.78)

Net asset value
End of year	$10.70		$8.32		$6.66		$11.53		$10.44

Total return	28.61%		24.92%		(41.87%)		29.64%		1.58%

Net assets end of year (000’s)	$82,732		$92,707		$82,784		$140,341		$123,995

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.35	% (F)	1.35	% (F)	1.35	% (F)	1.35	% (F)	1.34	% (F)
Before reimbursement	1.37%		1.38%		1.36%		1.35%		1.34%
Net investment (loss) to average net assets	(0.96%)		(0.83%)		(0.62%)		(0.82%)		(0.90%)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Small Value
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$8.58		$7.27		$10.14		$12.15		$12.20

Investment operations(A)
Net Investment income (loss)(B)	0.01		0.04		0.12		0.09		(0.04)
Net realized and unrealized gain (loss) on investments	1.90		1.33		(2.86)		(1.08)		1.13

Total from investment operations	1.91		1.37		(2.74)		(0.99)		1.09

Distributions
Net investment income	(0.03)		(0.04)		(0.12)		(0.10)		—
Net realized gains on investments	—		—		—		(0.92)		(1.14)
Return of capital	—		(0.02)		(0.01)		—	(C)	—

Total distributions	(0.03)		(0.06)		(0.13)		(1.02)		(1.14)

Net asset value
End of year	$10.46		$8.58		$7.27		$10.14		$12.15

Total return	22.24%		19.11%		(27.17%)		(8.31%)		8.98%

Net assets end of year (000’s)	$37,183		$46,534		$47,797		$72,825		$104,627

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.50	% (F)	1.50	% (F)	1.47	% (F)	1.46	% (F)	1.45	% (F)
Before reimbursement	1.54%		1.54%		1.48%		1.48%		1.47%
Net investment income (loss) to average net assets	0.15%		0.59%		1.30%		0.73%		(0.33%)

	Small Core
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$14.77		$11.70		$18.55		$23.89		$24.73

Investment operations(A)
Net Investment income (loss)(B)	(0.03)		0.01		0.06		—	(C)	(0.07)
Net realized and unrealized gain (loss) on investments	4.33		3.12		(6.82)		(1.17)		2.73

Total from investment operations	4.30		3.13		(6.76)		(1.17)		2.66

Distributions
Net investment income	—		(0.01)		(0.06)		—		—
Net realized gains on investments	—		—		—		(4.13)		(3.50)
Return of capital	—		(0.05)		(0.03)		(0.04)		—

Total distributions	—		(0.06)		(0.09)		(4.17)		(3.50)

Net asset value
End of year	$19.07		$14.77		$11.70		$18.55		$23.89

Total return	29.11%		26.84%		(36.48%)		(5.06%)		11.14%

Net assets end of year (000’s)	$100,065		$107,020		$124,595		$298,148		$408,546

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.46	% (F)	1.47	% (F)	1.44	% (F)	1.42	% (F)	1.42%
Before reimbursement	1.46%		1.47%		1.44%		1.42%		1.42%
Net investment income (loss) to average net assets	(0.19%)		0.06%		0.36%		—	% (D)	(0.28%)

	Small Growth
	December 31,		December 31,		December 31,		December 31,		December 31,
For a share outstanding throughout each period	2010		2009		2008		2007		2006

Net asset value
Beginning of year	$11.01		$8.34		$13.52		$13.75		$14.48

Investment operations(A)
Net Investment (loss)(B)	(0.12)		(0.09)		(0.09)		(0.16)		(0.14)
Net realized and unrealized gain (loss) on investments	2.86		2.76		(5.09)		1.25		1.11

Total from investment operations	2.74		2.67		(5.18)		1.09		0.97

Distributions
Net realized gains on investments	—		—		—		(1.32)		(1.70)
Return of capital	—		—		—		—		—	(C)

Total distributions	—		—		—		(1.32)		(1.70)

Net asset value
End of year	$13.75		$11.01		$8.34		$13.52		$13.75

Total return	24.89%		32.01%		(38.31%)		7.94%		8.03%

Net assets end of year (000’s)	$42,293		$51,278		$47,581		$49,766		$51,454

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.55	% (F)	1.55	% (F)	1.53	% (F)	1.55	% (F)	1.55	% (F)
Before reimbursement	1.62%		1.59%		1.55%		1.57%		1.87%
Net investment (loss) to average net assets	(1.06%)		(1.02%)		(0.81%)		(1.07%)		(0.94%)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

International Equity
December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$9.53	$7.64	$16.27	$17.56	$15.86

Investment operations(A)
Net Investment income(B)	0.09	0.06	0.27	0.32	0.23
Net realized and unrealized gain (loss) on investments	1.25	1.91	(8.22)	1.52	3.89

Total from investment operations	1.34	1.97	(7.95)	1.84	4.12

Distributions
Net investment income	(0.10)	—	(0.31)	(0.33)	(0.44)
Net realized gains on investments	—	—	(0.37)	(2.80)	(1.98)
Return of capital	—	(0.08)	—	(C)	—	—

Total distributions	(0.10)	(0.08)	(0.68)	(3.13)	(2.42)

Net asset value
End of year	$10.77	$9.53	$7.64	$16.27	$17.56

Total return	14.25%	26.07%	(50.25%)	11.07%	26.65%

Net assets end of year (000’s)	$224,580	$303,107	$322,408	$674,058	$673,062

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.40%	1.40%	1.40%	1.40	% (F)	1.40	% (F)
Before reimbursement	1.40%	1.41%	1.42%	1.44%	1.44%
Net investment income to average net assets	0.91%	0.81%	2.22%	1.72%	1.29%

(A)	The per share amounts and percentages include the fund’s proportionate share of income and expenses of the Series Portfolio. In the case of Stock Index, of the MP.

(B)	Calculation is based on average number of shares outstanding.

(C)	Rounds to less than $(0.01) or $0.01.

(D)	Rounds to less than (0.01%) or 0.01%.

(E)	Transamerica Asset Management, Inc. or any of its affiliates waive or reimburse fees in order to avoid a negative yield. Refer to the notes to the financial statements for details.

(F)	Includes waiver or reimbursement of fees at the underlying Series Portfolio level. In the case of Stock Index, at the underlying MP level.

Note:	Prior to January 1, 2010, all of the Financial Highlights were audited by another independent registered public accounting firm.
The notes to the financial statements are an integral part of this report.

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS
At December 31, 2010
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Partners Funds Group (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-one different series that are separate investment funds. Sixteen of the series are doing business as Transamerica Partners Funds Group, which are diversified open-end management companies as defined by the 1940 Act, and are represented herein as follows: Transamerica Partners Money Market (“Money Market”), Transamerica Partners High Quality Bond (“High Quality Bond”), Transamerica Partners Inflation-Protected Securities (“Inflation-Protected Securities”), Transamerica Partners Core Bond (“Core Bond”), Transamerica Partners High Yield Bond (“High Yield Bond”), Transamerica Partners Balanced (“Balanced”), Transamerica Partners Large Value (“Large Value”), Transamerica Partners Stock Index (“Stock Index”), Transamerica Partners Large Core (“Large Core”), Transamerica Partners Large Growth (“Large Growth”), Transamerica Partners Mid Value (“Mid Value”), Transamerica Partners Mid Growth (“Mid Growth”), Transamerica Partners Small Value (“Small Value”), Transamerica Partners Small Core (“Small Core”), Transamerica Partners Small Growth (“Small Growth”), and Transamerica Partners International Equity (“International Equity”) (individually, a “Fund” and collectively, the “Funds”). Each Fund, with the exception of Stock Index, invests all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). Stock Index invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio” or “MP”).
On July 9, 2010, Transamerica Partners Balanced Portfolio, the underlying mutual fund in which all of the assets of Balanced is invested, changed its sub-adviser from Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Limited, to BlackRock Financial Management, Inc. and J.P. Morgan Investment Management, Inc. Also on the same date, Transamerica Partners Small Value Portfolio, the underlying mutual fund in which all of the assets of Small Value is invested in, changed its sub-adviser from Mesirow Financial Investment Management, Inc. to Wellington Management Company, LLP.
On November 17, 2010, Transamerica Partners Large Growth Portfolio terminated of one of the sub-advisers, OFI Institutional Asset Management, Inc.
The financial statements of the Series Portfolio and the MP, including the Schedules of Investments, accompany this report and should be read in conjunction with the Funds’ financial statements.
This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information a about the Funds, including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions may be used that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
Investment valuations: The value of each Fund’s investments in the Series Portfolio/MP, as noted on the Statements of Assets and Liabilities, is a corresponding series of the Series Portfolio or the MP and reflects that Fund’s proportional interest in the net assets of the corresponding series of the Series Portfolio or the MP.
The valuation policy of the underlying securities held by the Series Portfolio is discussed in the Series Portfolio’s Notes to Financial Statements, which accompany this report.
The valuation policy of the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.
Investment income and security transactions: Each Fund is allocated its share of income and expenses from its investment in the corresponding series of the Series Portfolio or the MP. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Series Portfolio or the MP are allocated pro rata among the investors and recorded by the Funds on a daily basis.
Operating expenses: The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses attributable to a Fund are charged to that Fund.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 2. RELATED PARTY TRANSACTIONS
Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS and TCI. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated funds, for which they receive fees.
The following schedule reflects the percentage of each Fund’s assets invested in the Series Portfolio/MP at December 31, 2010.

% of Interest in
Series
Fund	Portfolio/MP

Money Market	36.83%
High Quality Bond	17.01
Inflation-Protected Securities	30.34
Core Bond	25.78
High Yield Bond	16.60
Balanced	37.00
Large Value	26.39
Stock Index	16.47
Large Core	31.88
Large Growth	23.37
Mid Value	21.80
Mid Growth	30.67
Small Value	27.68
Small Core	29.30
Small Growth	29.65
International Equity	25.16
The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at December 31, 2010.

Money Market	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$749	0.19%
Transamerica Asset Allocation — Short/Intermediate Horizon	1,234	0.32
Transamerica Asset Allocation — Intermediate Horizon	3,684	0.94
Transamerica Asset Allocation — Intermediate/Long Horizon	1,156	0.30
Transamerica Asset Allocation — Long Horizon	2,170	0.55

Total	$8,993	2.30%

High Quality Bond	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$11,173	14.17%
Transamerica Asset Allocation — Short/Intermediate Horizon	8,370	10.61
Transamerica Asset Allocation — Intermediate Horizon	18,535	23.51
Transamerica Asset Allocation — Intermediate/Long Horizon	3,921	4.97

Total	$41,999	53.26%

Inflation-Protected Securities	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$8,863	8.80%
Transamerica Asset Allocation — Short/Intermediate Horizon	6,686	6.64
Transamerica Asset Allocation — Intermediate Horizon	23,829	23.65
Transamerica Asset Allocation — Intermediate/Long Horizon	13,789	13.69
Transamerica Asset Allocation — Long Horizon	2,649	2.63

Total	$55,816	55.41%

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 2. (continued)

Core Bond	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$29,408	7.04%
Transamerica Asset Allocation — Short/Intermediate Horizon	19,460	4.66
Transamerica Asset Allocation — Intermediate Horizon	54,232	12.98
Transamerica Asset Allocation — Intermediate/Long Horizon	29,805	7.13
Transamerica Asset Allocation — Long Horizon	5,399	1.29

Total	$138,304	33.10%

High Yield Bond	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$6,844	5.82%
Transamerica Asset Allocation — Short/Intermediate Horizon	5,079	4.32
Transamerica Asset Allocation — Intermediate Horizon	15,554	13.22
Transamerica Asset Allocation — Intermediate/Long Horizon	8,029	6.82
Transamerica Asset Allocation — Long Horizon	2,721	2.31

Total	$38,227	32.49%

Large Value	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$2,125	0.79%
Transamerica Asset Allocation — Short/Intermediate Horizon	5,819	2.18
Transamerica Asset Allocation — Intermediate Horizon	32,867	12.29
Transamerica Asset Allocation — Intermediate/Long Horizon	32,911	12.31
Transamerica Asset Allocation — Long Horizon	27,486	10.28

Total	$101,208	37.85%

Large Growth	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$2,257	0.82%
Transamerica Asset Allocation — Short/Intermediate Horizon	5,892	2.14
Transamerica Asset Allocation — Intermediate Horizon	35,848	13.04
Transamerica Asset Allocation — Intermediate/Long Horizon	36,544	13.30
Transamerica Asset Allocation — Long Horizon	30,650	11.15

Total	$111,191	40.45%

Mid Value	Market Value	% of Net Assets

Transamerica Asset Allocation — Short/Intermediate Horizon	$1,368	0.69%
Transamerica Asset Allocation — Intermediate Horizon	8,643	4.37
Transamerica Asset Allocation — Intermediate/Long Horizon	10,997	5.56
Transamerica Asset Allocation — Long Horizon	9,594	4.85

Total	$30,602	15.47%

Mid Growth	Market Value	% of Net Assets

Transamerica Asset Allocation — Short/Intermediate Horizon	$1,290	1.56%
Transamerica Asset Allocation — Intermediate Horizon	8,444	10.21
Transamerica Asset Allocation — Intermediate/Long Horizon	10,488	12.68
Transamerica Asset Allocation — Long Horizon	10,004	12.09

Total	$30,226	36.54%

Small Value	Market Value	% of Net Assets

Transamerica Asset Allocation — Intermediate Horizon	$8,079	21.73%
Transamerica Asset Allocation — Intermediate/Long Horizon	10,797	29.04
Transamerica Asset Allocation — Long Horizon	10,241	27.54

Total	$29,117	78.31%

Small Core	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$1,417	1.42%
Transamerica Asset Allocation — Short/Intermediate Horizon	1,399	1.40

Total	$2,816	2.82%

Small Growth	Market Value	% of Net Assets

Transamerica Asset Allocation — Intermediate Horizon	$8,781	20.76%
Transamerica Asset Allocation — Intermediate/Long Horizon	10,583	25.02
Transamerica Asset Allocation — Long Horizon	10,108	23.90

Total	$29,472	69.68%

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 2. (continued)

International Equity	Market Value	% of Net Assets

Transamerica Asset Allocation — Short Horizon	$1,512	0.67%
Transamerica Asset Allocation — Short/Intermediate Horizon	4,645	2.07
Transamerica Asset Allocation — Intermediate Horizon	31,448	14.00
Transamerica Asset Allocation — Intermediate/Long Horizon	38,224	17.02
Transamerica Asset Allocation — Long Horizon	34,736	15.47

Total	$110,565	49.23%

Investment advisory fees: Pursuant to the Investment Advisory Agreement and subject to further policies as the Board of Trustees may determine, TAM provides general investment advice to each Fund. As compensation for the services performed by TAM, each Fund pays TAM a fee, accrued daily and payable monthly, at an annual rate set forth in the Series Portfolio’s Notes to Financial Statements, which accompany this report. However, if a Fund invests all or substantially all of its assets in a single registered investment company, the annual fee shall be reduced by the aggregate management fees allocated to that Fund for that Fund’s then-current fiscal year from such other registered investment company. Currently, each Fund, other than Stock Index, invests all of its assets in the Series Portfolio, and the fees payable to TAM under the Investment Advisory Agreement are reduced completely by the aggregate management fees allocated to the Funds by the Series Portfolio. TAM received a fee from Stock Index at an annual rate of 0.40% of the Fund’s average daily net assets, which includes both advisory and administrative services. This amount is reduced by the advisory fee charged by MP of 0.05%. For all Funds, excluding Stock Index, the investment advisory fees are included in the Statements of Operations; located within Net investment income (loss) allocated from the Series Portfolio, within Expenses (net of reimbursement). For Stock Index, the investment advisory fees are included in the Statements of Operations; located within Administration/Advisory fees.
TAM has contractually agreed to reimburse expenses of each Fund, to limit expenses to a rate equal to the percentage specified in the following table of the corresponding Fund’s average daily net assets, including the expenses of the Series Portfolio/MP, excluding interest expense, brokerage commissions, and certain extraordinary expenses.

Fund	Expense Cap

Money Market	0.80%
High Quality Bond	1.00
Inflation-Protected Securities	1.00
Core Bond	1.00
High Yield Bond	1.10
Balanced	1.10
Large Value	1.00
Stock Index	0.65
Large Core	1.15
Large Growth	1.25
Mid Value	1.25
Mid Growth	1.35
Small Value	1.50
Small Core	1.50
Small Growth	1.55
International Equity	1.40
The expenses reimbursed are included in the Statements of Operations. Such fee waivers are not subject to recoupment by TAM in future years.
In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to recapture by TAM or its affiliates during the fiscal year in which it was waived. Such fee waivers are not subject to recoupment by TAM in future years. There were no amounts recaptured during the year ended December 31, 2010. There is no guarantee that Money Market will be able to avoid a negative yield. Waived expenses related to the maintenance of the yield are included in the Statements of Operations, within the expenses reimbursed. The amounts waived for the year ended December 31, 2010 and year ended December 31, 2009 were as follows:

	2010 Amount Waived	2010 Amount Waived	2009 Amount Waived	2009 Amount Waived
Fund	($)	(Basis Points)	($)	(Basis Points)

Money Market	$2,034	50	$1,029	23
Administrative services and transfer agent fees: The Trust has entered into an Administrative Services Agreement and a Transfer Agency Agreement with TFS. For providing these services TFS receives a fee from the Funds (except Stock Index) at the annual rate of 0.30% of each Fund’s average daily net assets. The administrative fees and transfer agent fees are included in the Statements of Operations, located within Administration/Advisory fees.
Distribution and service fees: The Trust entered into a Principal Underwriting Agreement with TCI. Pursuant to Rule 12b-1 of the 1940 Act, TCI may receive a fee from each Fund at an annual rate of 0.25% of each Fund’s daily net assets in connection with the sale of shares in the Funds and to provide ongoing services to shareholders and to pay other marketing and advertising expenses. The distribution and service fees are included in the Statements of Operations, located within Distribution fees.

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 2. (continued)
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, or the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.
NOTE 3. FEDERAL INCOME TAX MATTERS
The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax provisions taken for all open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds identify their major tax jurisdictions as U.S. federal and the state of Florida, state of New York, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to wash sales, structured notes, foreign bonds, swaps, net operating losses, distributions, passive foreign investment companies, capital loss carryforwards, and post-October loss deferrals.
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These permanent differences are due to differing treatment for items including, but not limited to, net operating losses, the different allocation methods for the recognition of realized capital gains and losses, taxable over-distributions and return of capital tax. These reclassifications of the components of net assets are reflected in the Statements of Assets and Liabilities and do not affect net investment income (loss), net realized gains (losses) on investments or net assets. Financial records are not adjusted for temporary differences.
Reclassifications arising from these permanent “book/tax” differences for the year ended December 31, 2010 were as follows:

			Undistributed
	Shares of beneficial	Undistributed	(accumulated) net realized
	interest, unlimited shares	(accumulated) net	gain (loss) from
Fund	authorized	investment income (loss)	investment securities

Money Market	$(2)	$2	$—
High Quality Bond	893	134	(1,027)
Inflation-Protected Securities	(154)	169	(15)
Core Bond	(1,687)	1,984	(297)
High Yield Bond	(535)	1	534
Balanced	257	84	(341)
Large Value	(3,178)	26	3,152
Stock Index	(15,032)	(12)	15,044
Large Core	(103)	12	91
Large Growth	(433)	183	250
Mid Value	(5,243)	65	5,178
Mid Growth	(1,891)	767	1,124
Small Value	(717)	(42)	759
Small Core	30	201	(231)
Small Growth	(535)	458	77
International Equity	(1,392)	1,300	92

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 3. (continued)
The capital loss carryforwards are available to offset future realized capital gains through the periods listed below.

Fund	Capital Loss Carryforwards	Available Through

Money Market	$11	December 31, 2012
Money Market	195	December 31, 2016
High Quality Bond	2,075	December 31, 2013
High Quality Bond	2,170	December 31, 2014
High Quality Bond	1,240	December 31, 2015
High Quality Bond	411	December 31, 2017
Inflation-Protected Securities	2,655	December 31, 2016
Inflation-Protected Securities	569	December 31, 2017
Core Bond	8,662	December 31, 2017
High Yield Bond	9,051	December 31, 2016
High Yield Bond	14,432	December 31, 2017
Balanced	4,559	December 31, 2016
Balanced	6,697	December 31, 2017
Large Value *	7,201	December 31, 2016
Large Value *	219,672	December 31, 2017
Stock Index	1,867	December 31, 2011
Stock Index	989	December 31, 2012
Stock Index	1,520	December 31, 2013
Stock Index	2,656	December 31, 2014
Stock Index	19,114	December 31, 2016
Stock Index	11,087	December 31, 2017
Stock Index	10,684	December 31, 2018
Large Core	27,318	December 31, 2016
Large Core	16,073	December 31, 2017
Large Core	266	December 31, 2018
Large Growth *	14,109	December 31, 2015
Large Growth *	26,639	December 31, 2016
Large Growth	41,861	December 31, 2017
Mid Value	16,946	December 31, 2016
Mid Value	84,815	December 31, 2017
Mid Growth	11,185	December 31, 2017
Small Value	7,640	December 31, 2016
Small Value	9,423	December 31, 2017
Small Core	23,877	December 31, 2016
Small Core	48,083	December 31, 2017
Small Growth	1,323	December 31, 2016
Small Growth	8,432	December 31, 2017
International Equity	56,902	December 31, 2016
International Equity	147,603	December 31, 2017

*	Capital loss carryovers on these funds may be limited under IRC Sec. 382/383.
The capital loss carryforwards utilized, expired or written off during the year ended December 31, 2010 were as follows:

Capital Loss Carryforwards
Utilized/Expired During the
Fund	Year Ended December 31, 2010

Money Market	$2
High Quality Bond	853
Inflation-Protected Securities	4,196
Core Bond	13,393
High Yield Bond	5,117
Balanced	921
Large Value	32,737
Stock Index	11,717
Large Growth	27,362
Mid Value	21,657
Mid Growth	14,540
Small Value	4,628
Small Core	9,832
Small Growth	5,596
International Equity	16,695
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 3. (continued)
The tax character of distributions paid during 2010 and 2009 were as follows:

	2010 Distributions Paid From			2009 Distributions Paid From
	Ordinary	Long-term		Ordinary	Long-term
	income	Capital Gain	Return of Capital	income	Capital Gain	Return of Capital

Money Market	$—	$—	$—	$321	$—	$—
High Quality Bond	2,262	—	—	3,668	—	—
Inflation-Protected Securities	1,555	—	—	491	—	143
Core Bond	14,365	—	—	22,581	—	—
High Yield Bond	13,259	—	—	16,744	—	—
Balanced	875	—	—	1,238	—	338
Large Value	3,415	—	—	6,063	—	1,386
Stock Index	5,163	—	—	7,292	—	143
Large Core	866	—	—	1,018	—	202
Large Growth	114	—	—	1,221	—	378
Mid Value	1,431	—	—	2,917	—	510
Small Value	99	—	—	274	—	104
Small Core	—	—	—	64	—	420
International Equity	2,382	—	—	—	—	3,073
Funds not listed in the above table did not have distributions during 2010 and 2009.
The tax basis components of distributable earnings at December 31, 2010 are as follows:

				Post October	Net Unrealized
	Undistributed	Capital Loss	Post October Capital	Currency Loss	Appreciation
Fund	Ordinary income	Carryforward	Loss Deferral	Deferral	(Depreciation)

Money Market	$—	$(206)	$—	$—	$—
High Quality Bond	162	(5,896)	—	—	(298)
Inflation-Protected Securities	—	(3,224)	—	—	758
Core Bond	2,664	(8,662)	—	—	(4,042)
High Yield Bond	8	(23,483)	(713)	—	3,783
Balanced	—	(11,256)	—	—	(3,080)
Large Value	—	(226,873)	(148)	—	(14,566)
Stock Index	138	(47,917)	—	—	(4,181)
Large Core	—	(43,657)	—	—	(32,299)
Large Growth	—	(82,609)	(3,515)	(2)	51,799
Mid Value	—	(101,761)	—	—	40,081
Mid Growth	—	(11,185)	—	—	18,666
Small Value	—	(17,063)	—	—	3,622
Small Core	—	(71,960)	—	—	(18,201)
Small Growth	—	(9,755)	—	—	6,426
International Equity	—	(204,505)	(898)	(14)	98,224
Federal tax cost of investments: The net unrealized appreciation/depreciation of the Funds’ investment in the Series Portfolio consists of an allocated portion of the Series Portfolio unrealized appreciation/depreciation on a tax basis.
NOTE 4. REORGANIZATIONS
The Board of Trustees approved an Agreement and Plan of Reorganization for certain Funds within the Trust in 2009. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex by combining Funds with comparable investment objectives and strategies. The following paragraphs describe each reorganization:
Core Bond:
On November 27, 2009, Core Bond acquired all of the net assets of Transamerica Partners Total Return Bond (“Total Return Bond”). The acquisition was accomplished by a tax free exchange of 9,514 shares of Core Bond for 12,655 shares of Total Return Bond outstanding on November 27, 2009. Total Return Bond’s net assets at the acquisition date were $119,592, including $6,919 unrealized depreciation, were combined with those of Core Bond. The aggregate net assets of Core Bond immediately before the acquisition were $417,654; the combined net assets of Core Bond immediately after the acquisition were $537,246. In the acquisition, Core Bond did not acquire any capital loss carryforwards from Total Return Bond. Shares issued with the acquisition were as follows:

	Shares	Amount
Total Return Bond	9,514	$119,592

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 4. (continued)
The exchange ratio of the reorganization for the Fund is as follows (Core Bond shares issuable/Total Return Bond):

Exchange Ratio
Total Return Bond	0.75
In the acquisition, Core Bond received interest in Transamerica Partners Total Return Bond Portfolio (“Total Return Bond Portfolio”) with a fair value of $119,681. Core Bond contributed its interest in Total Return Bond Portfolio in-kind to Transamerica Partners Core Bond Portfolio (“Core Bond Portfolio”). The investment portfolio of Total Return Bond Portfolio was received by Core Bond Portfolio in the reorganization. For financial reporting purposes, assets received by Core Bond Portfolio were recorded at fair value; however, the cost basis of the investments received from Total Return Bond Portfolio was carried forward to align ongoing reporting of Core Bond Portfolio’s realized and unrealized gain and losses with amounts realizable for tax purposes.
Large Value:
On November 27, 2009, Large Value acquired all of the net assets of Transamerica Partners Value (“Value”). The acquisition was accomplished by a tax free exchange of 1,973 shares of Large Value for 4,303 shares of Value outstanding on November 27, 2009. Value’s net assets at the acquisition date were $27,673, including $4,594 unrealized appreciation, were combined with those of Large Value. The aggregate net assets of Large Value immediately before the acquisition were $347,775; the combined net assets of Large Value immediately after the acquisition were $375,448. In the acquisition, Large Value retains certain capital loss carryforwards from Value in the amount of $36,245. Shares issued with the acquisition were as follows:

	Shares	Amount
Value	1,973	$27,673
The exchange ratio of the reorganization for the Fund is as follows (Large Value shares issuable/Value):

Exchange Ratio
Value	0.46
In the acquisition, Large Value received interest in Transamerica Partners Value Portfolio (“Value Portfolio”) with a fair value of $27,709. Large Value contributed its interest in Value Portfolio in-kind to Transamerica Partners Large Value Portfolio (“Large Value Portfolio”). The investment portfolio of Value Portfolio was received by Large Value Portfolio in the reorganization. For financial reporting purposes, assets received by Large Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Value Portfolio was carried forward to align ongoing reporting of Large Value Portfolio’s realized and unrealized gain and losses with amount realizable for tax purposes.
Large Growth:
On November 20, 2009, Large Growth acquired all of the net assets of Transamerica Partners Growth (“Growth”). The acquisition was accomplished by a tax free exchange of 3,581 shares of Large Growth for 4,646 shares of Growth outstanding on November 20, 2009. Growth’s net assets at the acquisition date were $57,198, including $7,214 unrealized appreciation, were combined with those of Large Growth. The aggregate net assets of Large Growth immediately before the acquisition were $287,484; the combined net assets of Large Growth immediately after the acquisition were $344,682. In the acquisition, Large Growth acquired certain capital loss carryforwards from Growth in the amount of $52,057. Shares issued with the acquisition were as follows:

	Shares	Amount
Growth	3,581	$57,198
The exchange ratio of the reorganization for the Fund is as follows (Large Growth shares issuable/Growth):

Exchange Ratio
Growth	0.77

Transamerica Partners Funds Group	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 4. (continued)
In the acquisition, Large Growth received interest in Transamerica Partners Growth Portfolio (“Growth Portfolio”) with a fair value of $57,246. Large Growth contributed its interest in Growth Portfolio in-kind to Transamerica Partners Large Growth Portfolio (“Large Growth Portfolio”). The investment portfolio of Growth Portfolio was received by Large Growth Portfolio in the reorganization. For financial reporting purposes, assets received by Large Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from Growth Portfolio was carried forward to align ongoing reporting of Large Growth Portfolio’s realized and unrealized gain and losses with amount realizable for tax purposes.

Transamerica Partners Funds Group	Annual Report 2010

Change of Independent Registered Certified Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, upon recommendation by the Transamerica Partners Funds Group’s (“TPFG”) Audit Committee, the TPFG Board selected Ernst & Young LLP to replace PwC as the independent public accountant for the fiscal year ending December 31, 2010.
The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.
During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
TPFG requested and PwC furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

Transamerica Partners Funds Group	Annual Report 2010

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Beneficial Interest of Transamerica Partners Funds Group:
We have audited the accompanying statements of assets and liabilities of Money Market Fund, High Quality Bond Fund, Inflation-Protected Securities Fund, Core Bond Fund, High Yield Bond Fund, Balanced Fund, Large Value Fund, Stock Index Fund, Large Core Fund, Large Growth Fund, Mid Value Fund, Mid Growth Fund, Small Value Fund, Small Core Fund, Small Growth Fund and International Equity Fund (sixteen of the Funds constituting Transamerica Partners Funds Group) (collectively, the “Funds”), including the schedule of investments, as of December 31, 2010, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2009 and the financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Partners Funds Group at December 31, 2010, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 24, 2011

Transamerica Partners Funds Group	Annual Report 2010

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION
For tax purposes, there were no Long-Term Capital Gain Designations for the year ended December 31, 2010

Transamerica Partners Funds Group	Annual Report 2010

Management Review
(unaudited)
MARKET ENVIRONMENT
During the past twelve months, markets have generally advanced, yet have exhibited periods of weakness in conjunction with investors’ concerns over the health of the economy and the labor market, and periods of strength in conjunction with investors’ optimism of recovery and improved economic data points.
The equity markets exhibited weakness in February, advanced into late April, were weak during June, July and August, and ended the period at the highs of the year. The period ended with positive twelve month returns for both the broad equity and bond markets. The US dollar has risen and fallen versus the British pound and Euro along with rising and falling levels of concern over foreign debt levels during the year. The U.S. dollar ended the period modestly stronger versus the Euro and the British pound, and weaker versus the Japanese yen. Oil prices have remained volatile over the past year, hitting their lows in early summer and rebounding to end higher at the end of the period. The Federal Reserve Board (“Fed”) has kept the federal funds rate to a range of 0%-0.25% in an effort to stimulate the economy. The unemployment rate has been sluggish to recede, beginning the period at 10.0% and ending the period at 9.4%. Anticipation of economic recovery has led to strong gains for particular equity and fixed-income sectors, including small-cap and mid-cap stocks, emerging market stocks, and high yield bonds. Money market securities have lagged on a relative basis.
For the twelve months ended December 31, 2010, the Dow Jones Industrial Average returned 14.06%, the Standard & Poor’s 500® Index returned 15.06%, and the Barclays Capital U.S. Aggregate Bond Index returned 6.54%.
PERFORMANCE
Transamerica Asset Allocation-Short Horizon (“Short Horizon”): For the year ended December 31, 2010, Short Horizon returned 8.33%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Transamerica Asset Allocation-Short Horizon Benchmark Blend, returned 6.54% and 7.57%, respectively.
The blended benchmark is comprised of Barclays Capital U.S. Aggregate Bond Index (46%), the Bank of America Merrill Lynch 1-3 Year Treasury Index (17%), the Barclays Capital U.S. TIPS Index (15%), the Bank of America Merrill Lynch High Yield Master II Index (10%), the Russell 3000® Index (8%), the Citigroup 3-Month Treasury Bill Index (2%) and the Morgan Stanley Capital International World ex-US Index (2%).
Transamerica Asset Allocation-Short/Intermediate Horizon (“Short/Intermediate Horizon”): For the year ended December 31, 2010, Short/Intermediate Horizon returned 10.37%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Standard & Poor’s 500® Index and the Transamerica Asset Allocation-Short/Intermediate Horizon Benchmark Blend, returned 6.54%, 15.06% and 9.46%, respectively.
The blended benchmark is comprised of Barclays Capital U.S. Aggregate Bond Index (34%), the Russell 3000® Index (23%), the Bank of America Merrill Lynch 1-3 Year Treasury Index (14%), the Barclays Capital U.S. TIPS Index (12%), the Bank of America Merrill Lynch High Yield Master II Index (8%), the Morgan Stanley Capital International World ex-US Index (7%) and the Citigroup 3-Month Treasury Bill Index (2%).
Transamerica Asset Allocation-Intermediate Horizon (“Intermediate Horizon”): For the year ended December 31, 2010, Intermediate Horizon returned 12.28%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index, the Barclays Capital U.S. Aggregate Bond Index and the Transamerica Asset Allocation-Intermediate Horizon Benchmark Blend, returned 15.06%, 6.54% and 11.35%, respectively.
The blended benchmark is comprised of the Russell 3000® Index (38%), Barclays Capital U.S. Aggregate Bond Index (24%), the Morgan Stanley Capital International World ex-US Index (12%), the Barclays Capital U.S. TIPS Index (10%), the Bank of America Merrill Lynch 1-3 Year Treasury Index (8%), the Bank of America Merrill Lynch High Yield Master II Index (6%), and the Citigroup 3-Month Treasury Bill Index (2%).
Transamerica Asset Allocation-Intermediate/Long Horizon (“Intermediate/Long Horizon”): For the year ended December 31, 2010, Intermediate/Long Horizon returned 14.56%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Asset Allocation-Intermediate/Long Horizon Benchmark Blend, returned 15.06% and 13.01%, respectively.
The blended benchmark is comprised of the Russell 3000® Index (52%), the Morgan Stanley Capital International World ex-US Index (18%), the Barclays Capital U.S. Aggregate Bond Index (15%), the Barclays Capital U.S. TIPS Index (7%), the Bank of America Merrill Lynch High Yield Master II Index (4%), the Bank of America Merrill Lynch 1-3 Year Treasury Index (2%), and the Citigroup 3-Month Treasury Bill Index (2%).

Transamerica Asset Allocation Funds	Annual Report 2010

Management Review (continued)
(unaudited)
PERFORMANCE REVIEW (continued)
Transamerica Asset Allocation-Long Horizon (“Long Horizon”): For the year ended December 31, 2010, Long Horizon returned 16.47%. By comparison, its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Asset Allocation-Long Horizon Benchmark Blend, returned 15.06% and 14.34%, respectively.
The blended benchmark is comprised of the Russell 3000® Index (66%), the Morgan Stanley Capital International World ex-US Index (24%), the Barclays Capital U.S. Aggregate Bond Index (4%), the Barclays Capital U.S. TIPS Index (2%), the Citigroup 3-Month Treasury Bill Index (2%) and the Bank of America Merrill Lynch High Yield Master II Index (2%).
STRATEGY REVIEW
Transamerica Asset Allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined, target asset allocations, based on different retirement time horizons. The underlying equity and fixed income components are invested proportionally.
Transamerica Asset Allocation-Short Horizon — invests approximately 90% in fixed income funds and 10% in equity funds.
The Fund’s best-performing holding on an absolute basis was the Transamerica Partners Small Core (“Small Core”) fund, which benefited from the anticipation of an economic recovery. However, the largest contributor to the portfolio’s performance was the Transamerica Partners Core Bond (“Core Bond”) fund which accounts for a larger weight of the portfolio. The Transamerica Partners International Equity (“International Equity”) fund was the best-performing holding relative to its benchmark, which outperformed due to security selection.
The Fund’s worst-performing holding on an absolute basis was the Transamerica Partners Money Market (“Money Market”) fund which suffered from historically low rates on the short end of the yield curve. The Money Market fund’s more conservative positioning also made it the weakest contributor to the portfolio’s performance during the rally. The worst-performing holding on a benchmark relative basis was the Transamerica Partners Large Value fund, which suffered from the management factor in the sub-adviser’s quantitative model.
Transamerica Asset Allocation-Short/Intermediate Horizon — invests approximately 70% in fixed income funds and 30% in equity funds.
The Fund’s best-performing holding on an absolute basis was the Small Core fund, which benefited from the anticipation of an economic recovery. However, the largest contributor to the portfolio’s performance was the Core Bond fund which accounts for a larger weight of the portfolio. The International Equity fund was the best-performing holding relative to its benchmark, which outperformed due to security selection.
The Fund’s worst-performing holding on an absolute basis was the Money Market fund which suffered from historically low rates on the short end of the yield curve. The Money Market fund’s more conservative positioning also made it the weakest contributor to the portfolio’s performance during the rally. The worst-performing holding on a benchmark relative basis was the Transamerica Partners Mid Value (“Mid Value”) fund, which suffered from stock selection in health care and energy.
Transamerica Asset Allocation-Intermediate Horizon — invests approximately 50% in fixed income funds and 50% in equity funds.
The Fund’s best-performing holding on an absolute basis was the Transamerica Partners Mid Growth (“Mid Growth”) fund, which benefited from the anticipation of an economic recovery. However, the largest contributor to the portfolio’s performance was the Transamerica Partners Large Growth (“Large Growth”) fund which accounts for a larger weight of the portfolio. The International Equity fund was the best-performing holding relative to its benchmark, which outperformed due to security selection.
The Fund’s worst-performing holding on an absolute basis was the Money Market fund which suffered from historically low rates on the short end of the yield curve. The Money Market fund’s more conservative positioning also made it the weakest contributor to the portfolio’s performance during the rally. The worst-performing holdings on a benchmark relative basis were the Transamerica Partners Small Growth (“Small Growth”) fund, which suffered from its higher quality and lower beta positions and the Mid Value fund, which suffered from stock selection in health care and energy.
Transamerica Asset Allocation-Intermediate/Long Horizon — invests approximately 30% in fixed income funds and 70% in equity funds.
The Fund’s best-performing holding on an absolute basis was the Mid Growth fund, which benefited from the anticipation of an economic recovery. However, the largest contributor to the portfolio’s performance was the Large Growth fund which accounts for a larger weight of the portfolio. The International Equity fund was the best-performing holding relative to its benchmark, which outperformed due to security selection.

Transamerica Asset Allocation Funds	Annual Report 2010

Management Review (continued)
(unaudited)
STRATEGY REVIEW (continued)
The Fund’s worst-performing holding on an absolute basis was the Money Market fund which suffered from historically low rates on the short end of the yield curve. The Money Market fund’s more conservative positioning also made it the weakest contributor to the portfolio’s performance during the rally. The worst-performing holdings on a benchmark relative basis were the Small Growth fund, which suffered from its higher quality and lower beta positions and the Mid Value fund, which suffered from stock selection in health care and energy.
Transamerica Asset Allocation-Long Horizon — invests approximately 10% in fixed income funds and 90% in equity funds.
The Fund’s best-performing holding on an absolute basis was the Mid Growth fund, which benefited from the anticipation of an economic recovery. However, the largest contributor to the portfolio’s performance was the International Equity fund which accounts for a larger weight of the portfolio. The International Equity fund was also the best-performing holding relative to its benchmark, which outperformed due to security selection.
The Fund’s worst-performing holding on an absolute basis was the Money Market fund which suffered from historically low rates on the short end of the yield curve. The Money Market fund’s more conservative positioning also made it the weakest contributor to the portfolio’s performance during the rally. The worst-performing holdings on a benchmark relative basis were the Small Growth fund, which suffered from its higher quality and lower beta positions and the Mid Value fund, which suffered from stock selection in health care and energy.
Christopher A. Staples, CFA
Jonathan Oldroyd, CFA
Co-Portfolio Managers
Transamerica Asset Management, Inc.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Short Horizon
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or	Inception
	1 Year	5 Years	Life of Fund	Date

Transamerica Asset Allocation — Short Horizon	8.33%	4.77%	4.56%	06/13/1996
Barclays Capital U.S. Aggregate Bond*	6.54%	5.80%	5.84%
Partners Short Horizon Benchmark Blend*	7.57%	5.54%	5.40%
NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Composite Benchmark, Transamerica Asset Allocation — Short Horizon Benchmark Blend (“Partners Short Horizon Benchmark Blend”), are unmanaged indices used as a general measure of market performance. The Composite Benchmark consists of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 46%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 17%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 15%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) 10%, Russell 3000® Index (“Russell 3000®”) 8%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 2%, and the Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Short/Intermediate Horizon
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or	Inception
	1 Year	5 Years	Life of Fund	Date

Transamerica Asset Allocation-Short/Intermediate Horizon	10.37%	3.92%	3.91%	05/05/1998
Barclays Capital U.S. Aggregate Bond*	6.54%	5.80%	5.84%
S&P 500*	15.06%	2.29%	1.41%
Partners Short/Intermediate Horizon Benchmark Blend*	9.46%	5.15%	4.97%
NOTES

*	The Barclays Capital U.S. Aggregate Bond (“Barclays Capital U.S. Aggregate Bond”), the Standard & Poor’s 500® Index (“S&P 500”) and the Composite Benchmark, Transamerica Asset Allocation — Short/Intermediate Horizon Benchmark Blend (“Partners Short/Intermediate Horizon Benchmark Blend”), are unmanaged indices used as a general measure of market performance. The Composite Benchmark consists of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 34%, Russell 3000® Index (“Russell 3000®”) 23%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 14%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 12%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) 8%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 7%, and the Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an Index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Intermediate Horizon
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or	Inception
	1 Year	5 Years	Life of Fund	Date

Transamerica Asset Allocation — Intermediate Horizon	12.28%	3.07%	3.10%	06/13/1996
S&P 500*	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond*	6.54%	5.80%	5.84%
Partners Intermediate Horizon Benchmark Blend*	11.35%	4.63%	4.40%
NOTES

*	The Standard & Poor’s 500® Index (“S&P 500”), the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Composite Benchmark, Transamerica Asset Allocation — Intermediate Horizon Benchmark Blend (“Partners Intermediate Horizon Benchmark Blend”), are unmanaged indices used as a general measure of market performance. The Composite Benchmark consists of the following: Russell 3000® Index (“Russell 3000®”) 38%, Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 24%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 12%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 10%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 8%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) 6%, and the Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Intermediate/Long Horizon
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or	Inception
	1 Year	5 Years	Life of Fund	Date

Transamerica Asset Allocation-Intermediate/Long Horizon	14.56%	2.04%	2.29%	06/13/1996
S&P 500*	15.06%	2.29%	1.41%
Partners Intermediate/Long Horizon Benchmark Blend*	13.01%	3.98%	3.72%
NOTES

*	The Standard & Poor’s 500® Index (“S&P 500”) and the Composite Benchmark, Transamerica Asset Allocation — Intermediate/Long Horizon Benchmark Blend (“Partners Intermediate/Long Horizon Benchmark Blend”), are unmanaged indices used as a general measure of market performance. The Composites Benchmark consists of the following: Russell 3000® Index (“Russell 3000®”) 52%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 18%, Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 15%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 7%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) 4%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 2%, and the Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Long Horizon
(unaudited)
Average Annual Total Return for Periods Ended 12/31/2010

			10 Years or	Inception
	1 Year	5 Years	Life of Fund	Date

Transamerica Asset Allocation — Long Horizon	16.47%	0.82%	0.78%	05/05/1998
S&P 500*	15.06%	2.29%	1.41%
Partners Long Horizon Benchmark Blend*	14.34%	3.17%	2.69%
NOTES

*	The Standard & Poor’s 500® Index (“S&P 500”) and the Composite Benchmark, Transamerica Asset Allocation — Long Horizon Benchmark Blend (“Partners Long Horizon Benchmark Blend”), are unmanaged indices used as a general measure of market performance. The Composite Benchmark consists of the following: Russell 3000® Index (“Russell 3000®”) 66%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 24%, Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 4%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 2%, Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%, and the Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.
The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.
Total return calculations include changes in net asset value per share and assume reinvestment of all dividends and distributions.
The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Transamerica Asset Allocation Funds	Annual Report 2010

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
As a shareholder in a mutual fund invested in underlying mutual funds of Transamerica Partners Funds Group, you will bear the ongoing costs of managing the corresponding mutual funds in which your fund invests (such as the distribution fees, administration fees and other expenses). You will also bear the cost of operating the mutual fund (such as the advisory fee). The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at July 1, 2010 and held for the entire period until December 31, 2010.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply by the number shown under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Actual Expenses		Hypothetical Expenses (B)
			Expenses Paid		Expenses Paid	Annualized
	Beginning	Ending Account	During Period	Ending Account	During Period	Expense Ratio
Fund Name	Account Value	Value	(A)	Value	(A)	(C)
Transamerica Asset Allocation — Short Horizon	$1,000.00	$1,046.00	$0.52	$1,024.70	$0.51	0.10%
Transamerica Asset Allocation — Short/Intermediate Horizon	1,000.00	1,093.10	0.53	1,024.70	0.51	0.10%
Transamerica Asset Allocation — Intermediate Horizon	1,000.00	1,136.50	0.54	1,024.70	0.51	0.10%
Transamerica Asset Allocation — Intermediate/Long Horizon	1,000.00	1,182.50	0.55	1,024.70	0.51	0.10%
Transamerica Asset Allocation — Long Horizon	1,000.00	1,230.60	0.56	1,024.70	0.51	0.10%

(A)	Expenses are equal to each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(B)	5% return per year before actual expenses.

(C)	Expense ratios do not include expenses of the investment companies in which the funds invest.

Transamerica Asset Allocation Funds	Annual Report 2010

Schedules of Investments Composition
At December 31, 2010
(the following charts summarize the Schedule of Investments of each fund by asset type)
(unaudited)

Transamerica Asset Allocation — Short Horizon

Fixed Income Funds	87.5%
Domestic Equity Funds	9.0
International Equity Fund	2.3
Money Market Fund	1.2
Other Assets and Liabilities — net	(0 .0 )*

Total	100.0%

Transamerica Asset Allocation — Short/Intermediate Horizon
Fixed Income Funds	64.7%
Domestic Equity Funds	25.7
International Equity Fund	7.6
Money Market Fund	2.0
Other Assets and Liabilities — net	(0.0)*

Total	100.0%

Transamerica Asset Allocation — Intermediate Horizon
Fixed Income Funds	44.8%
Domestic Equity Funds	41.1
International Equity Fund	12.6
Money Market Fund	1.5
Other Assets and Liabilities — net	(0.0)*

Total	100.0%

Transamerica Asset Allocation — Intermediate/Long Horizon
Domestic Equity Funds	54.2%
Fixed Income Funds	26.8
International Equity Fund	18.4
Money Market Fund	0.6
Other Assets and Liabilities — net	(0.0)*

Total	100.0%

Transamerica Asset Allocation — Long Horizon
Domestic Equity Funds	67.3%
International Equity Fund	23.8
Fixed Income Funds	7.4
Money Market Fund	1.5
Other Assets and Liabilities — net	(0.0)*

Total	100.0%

*	Amount rounds to less than (0.1)%.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Short Horizon
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

INVESTMENT COMPANIES Ж — 100.0%
Domestic Equity Funds — 9.0%
Transamerica Partners Large Growth	117,806	$2,257
Transamerica Partners Large Value	132,396	2,125
Transamerica Partners Small Core ‡	74,291	1,417
Fixed Income Funds — 87.5%
Transamerica Partners Core Bond	2,288,568	29,408
Transamerica Partners High Quality Bond	959,031	11,173
Transamerica Partners High Yield Bond	793,026	6,844
Transamerica Partners Inflation-Protected Securities	773,372	8,863
International Equity Fund — 2.3%
Transamerica Partners International Equity	140,416	1,512
Money Market Fund — 1.2%
Transamerica Partners Money Market ‡	70,613	749

Total Investment Companies (cost $59,342) #		64,348
Other Assets and Liabilities — Net		(6)

Net Assets		$64,342

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Funds Group.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $61,871. Aggregate gross/net unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,477.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total

Investment Companies	$64,348	$—	$—	$64,348
The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Short/Intermediate Horizon
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

INVESTMENT COMPANIES Ж — 100.0%
Domestic Equity Funds — 25.7%
Transamerica Partners Large Growth	307,536	$5,892
Transamerica Partners Large Value	362,530	5,819
Transamerica Partners Mid Growth ‡	120,569	1,290
Transamerica Partners Mid Value	107,952	1,368
Transamerica Partners Small Core ‡	73,383	1,399
Fixed Income Funds — 64.7%
Transamerica Partners Core Bond	1,514,352	19,460
Transamerica Partners High Quality Bond	718,494	8,370
Transamerica Partners High Yield Bond	588,586	5,079
Transamerica Partners Inflation-Protected Securities	583,381	6,686
International Equity Fund — 7.6%
Transamerica Partners International Equity	431,292	4,645
Money Market Fund — 2.0%
Transamerica Partners Money Market ‡	116,312	1,234

Total Investment Companies (cost $57,686) #		61,242
Other Assets and Liabilities — Net		(5)

Net Assets		$61,237

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Funds Group.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $59,980. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,273 and $11, respectively. Net unrealized appreciation for tax purposes is $1,262.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total

Investment Companies	$61,242	$—	$—	$61,242
The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Intermediate Horizon
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

INVESTMENT COMPANIES Ж — 100.0%
Domestic Equity Funds — 41.1%
Transamerica Partners Large Growth	1,871,025	$35,848
Transamerica Partners Large Value	2,047,813	32,867
Transamerica Partners Mid Growth ‡	789,142	8,444
Transamerica Partners Mid Value	682,128	8,643
Transamerica Partners Small Growth ‡	638,623	8,781
Transamerica Partners Small Value	772,336	8,079
Fixed Income Funds — 44.8%
Transamerica Partners Core Bond	4,220,385	54,232
Transamerica Partners High Quality Bond	1,591,009	18,535
Transamerica Partners High Yield Bond	1,802,311	15,554
Transamerica Partners Inflation-Protected Securities	2,079,312	23,829
International Equity Fund — 12.6%
Transamerica Partners International Equity	2,919,936	31,448
Money Market Fund — 1.5%
Transamerica Partners Money Market ‡	347,242	3,684

Total Investment Companies (cost $245,114) #		249,944
Other Assets and Liabilities — Net		(21)

Net Assets		$249,923

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Funds Group.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $256,668. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $10,249 and $16,973, respectively. Net unrealized depreciation for tax purposes is $6,724.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total

Investment Companies	$249,944	$—	$—	$249,944
The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Intermediate/Long Horizon
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

INVESTMENT COMPANIES Ж — 100.0%
Domestic Equity Funds — 54.2%
Transamerica Partners Large Growth	1,907,325	$36,544
Transamerica Partners Large Value	2,050,557	32,911
Transamerica Partners Mid Growth ‡	980,169	10,488
Transamerica Partners Mid Value	867,917	10,997
Transamerica Partners Small Growth ‡	769,683	10,583
Transamerica Partners Small Value	1,032,214	10,797
Fixed Income Funds — 26.8%
Transamerica Partners Core Bond	2,319,491	29,805
Transamerica Partners High Quality Bond	336,556	3,921
Transamerica Partners High Yield Bond	930,313	8,029
Transamerica Partners Inflation-Protected Securities	1,203,199	13,789
International Equity Fund — 18.4%
Transamerica Partners International Equity	3,549,097	38,224
Money Market Fund — 0.6%
Transamerica Partners Money Market ‡	109,009	1,156

Total Investment Companies (cost $212,048) #		207,244
Other Assets and Liabilities — Net		(18)

Net Assets		$207,226

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Funds Group.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $218,686. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,279 and $13,721, respectively. Net unrealized depreciation for tax purposes is $11,442.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total

Investment Companies	$207,244	$—	$—	$207,244
The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Asset Allocation — Long Horizon
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

INVESTMENT COMPANIES Ж — 100.0%
Domestic Equity Funds — 67.3%
Transamerica Partners Large Growth	1,599,681	$30,650
Transamerica Partners Large Value	1,712,510	27,486
Transamerica Partners Mid Growth ‡	934,968	10,004
Transamerica Partners Mid Value	757,211	9,594
Transamerica Partners Small Growth ‡	735,110	10,108
Transamerica Partners Small Value	979,069	10,241
Fixed Income Funds — 7.4%
Transamerica Partners Core Bond	420,120	5,399
Transamerica Partners High Yield Bond	315,289	2,721
Transamerica Partners Inflation-Protected Securities	231,183	2,649
International Equity Fund — 23.8%
Transamerica Partners International Equity	3,225,278	34,736
Money Market Fund — 1.5%
Transamerica Partners Money Market ‡	204,576	2,170

Total Investment Companies (cost $159,492) #		145,758
Other Assets and Liabilities — Net		(12)

Net Assets		$145,746

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Funds Group.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $165,020. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,580 and $23,842, respectively. Net unrealized depreciation for tax purposes is $19,262.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total

Investment Companies	$145,758	$—	$—	$145,758
The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2010
(all amounts except share amounts in thousands)

		Short/Intermediate	Intermediate	Intermediate/Long
	Short Horizon	Horizon	Horizon	Horizon	Long Horizon

Assets:
Investments in affiliated investment companies, at value	$64,348	$61,242	$249,944	$207,244	$145,758
Receivables:
Shares of beneficial interest sold	15	18	81	143	248
Affiliated investment securities sold	27	—	1,360	—	—

	64,390	61,260	251,385	207,387	146,006

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	42	7	34	16	125
Affiliated investment securities purchased	—	11	1,407	127	123
Advisory fees	6	5	21	18	12

	48	23	1,462	161	260

Net Assets	$64,342	$61,237	$249,923	$207,226	$145,746

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	70,748	73,358	344,785	295,611	213,021
Undistributed net investment income	59	133	552	304	141
(Accumulated) net realized (loss) from investments in affiliated investment companies	(11,471)	(15,810)	(100,244)	(83,885)	(53,682)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	5,006	3,556	4,830	(4,804)	(13,734)

Net Assets	$64,342	$61,237	$249,923	$207,226	$145,746

Shares of beneficial interest outstanding	5,904	6,327	23,351	19,663	16,202

Net asset value per share	$10.90	$9.68	$10.70	$10.54	$9.00

Investments in affiliated investment companies, at cost	$59,342	$57,686	$245,114	$212,048	$159,492

STATEMENTS OF OPERATIONS For the year ended December 31, 2010: (all amounts in thousands)

		Short/Intermediate	Intermediate	Intermediate/Long
	Short Horizon	Horizon	Horizon	Horizon	Long Horizon

Investment income:
Dividend income from affiliated investment companies	$2,300	$1,768	$5,357	$3,252	$1,335

Expenses:
Advisory fees	76	73	279	241	161

Net investment income	2,224	1,695	5,078	3,011	1,174

Net realized and unrealized gain (loss) on investments in affiliated investment companies:
Realized (loss) from investments in affiliated investment companies	(813)	(4,474)	(25,073)	(36,344)	(26,998)

Change in net unrealized appreciation on investment in affiliated investment companies	4,771	9,715	50,712	62,690	48,474

Net realized and unrealized gain on investment in affiliated investment companies	3,958	5,241	25,639	26,346	21,476

Net increase in net assets resulting from operations	$6,182	$6,936	$30,717	$29,357	$22,650

The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended:
(all amounts in thousands)

	Short Horizon		Short/Intermediate Horizon		Intermediate Horizon
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income	$2,224	$3,810	$1,695	$2,787	$5,078	$7,493
Net realized (loss) on investments in affiliated investment companies	(813)	(4,798)	(4,474)	(6,394)	(25,073)	(28,947)
Change in net unrealized appreciation on investments in affiliated investment companies	4,771	15,321	9,715	18,899	50,712	82,465

Net increase in net assets resulting from operations	6,182	14,333	6,936	15,292	30,717	61,011

Distributions to shareholders from:
Net investment income	(2,165)	(3,810)	(1,562)	(2,787)	(4,526)	(7,493)
Return of capital	—	(59)	—	(133)	—	(713)

Total distributions to shareholders	(2,165)	(3,869)	(1,562)	(2,920)	(4,526)	(8,206)

Capital share transactions:
Proceeds from shares sold	17,025	24,320	11,518	20,426	52,706	79,634
Distributions reinvested	2,165	3,869	1,562	2,920	4,526	8,206
Cost of shares redeemed	(53,394)	(50,540)	(46,514)	(43,993)	(164,890)	(152,019)

Net decrease in net assets resulting from capital share transactions	(34,204)	(22,351)	(33,434)	(20,647)	(107,658)	(64,179)

Net decrease in net assets	(30,187)	(11,887)	(28,060)	(8,275)	(81,467)	(11,374)

Net Assets:
Beginning of year	94,529	106,416	89,297	97,572	331,390	342,764

End of year	$64,342	$94,529	$61,237	$89,297	$249,923	$331,390

Undistributed net investment income	$59	$—	$133	$—	$552	$—

Share activity:
Shares issued	1,595	2,505	1,250	2,512	5,305	9,390
Shares issued-reinvested from distributions	203	392	169	351	455	935
Shares redeemed	(5,011)	(5,249)	(5,048)	(5,445)	(16,621)	(17,877)

Net (decrease) in shares outstanding	(3,213)	(2,352)	(3,629)	(2,582)	(10,861)	(7,552)

The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

	Intermediate/Long Horizon		Long Horizon
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Increase (decrease) in net assets from:
Operations:
Net investment income	$3,011	$4,610	$1,174	$1,524
Net realized (loss) on investments in affiliated investment companies	(36,344)	(32,053)	(26,998)	(19,107)
Change in net unrealized appreciation on investments in affiliated investment companies	62,690	89,111	48,474	59,794

Net increase in net assets resulting from operations	29,357	61,668	22,650	42,211

Distributions to shareholders from:
Net investment income	(2,707)	(4,610)	(1,033)	(1,524)
Return of capital	—	(906)	—	(696)

Total distributions to shareholders	(2,707)	(5,516)	(1,033)	(2,220)

Capital share transactions:
Proceeds from shares sold	32,459	56,492	27,776	45,105
Distributions reinvested	2,707	5,516	1,033	2,220
Cost of shares redeemed	(169,165)	(120,560)	(106,654)	(78,221)

Net decrease in net assets resulting from capital share transactions	(133,999)	(58,552)	(77,845)	(30,896)

Net increase (decrease) in net assets	(107,349)	(2,400)	(56,228)	9,095

Net Assets:
Beginning of year	314,575	316,975	201,974	192,879

End of year	$207,226	$314,575	$145,746	$201,974

Undistributed net investment income	$304	$—	$141	$—

Share activity:
Shares issued	3,400	7,147	3,490	7,100
Shares issued-reinvested from distributions	283	674	129	337
Shares redeemed	(17,803)	(15,310)	(13,387)	(12,153)

Net (decrease) in shares outstanding	(14,120)	(7,489)	(9,768)	(4,716)

Note:	Prior to January 1, 2010, the Statements of Changes in Net Assets were audited by another independent registered public accounting firm.
The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

FINANCIAL HIGHLIGHTS
For the years ended:

Short Horizon
December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	2010	2009	2008	2007(1)	2006(1)

Net asset value
Beginning of period	$10.37	$9.28	$10.77	$10.79	$10.77

Investment operations
From net investment income(A)	0.31	0.39	0.49	0.43	0.41
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.54	1.11	(1.46)	0.10	0.12

Total from investment operations	0.85	1.50	(0.97)	0.53	0.53

Distributions
Net investment income	(0.32)	(0.40)	(0.51)	(0.44)	(0.42)
Net realized gain on affiliated investment companies	—	—	(0.01)	(0.11)	(0.09)
Return of capital(B)	—	(0.01)	—	(C)	—	—	(C)

Total distributions	(0.32)	(0.41)	(0.52)	(0.55)	(0.51)

Net asset value
End of year	$10.90	$10.37	$9.28	$10.77	$10.79

Total return	8.33%	16.45%	(9.33%)	5.10%	5.03%

Net assets end of year (000’s)	$64,342	$94,529	$106,416	$147,307	$155,014

Ratio and supplemental data
Expenses to average net assets(D)	0.10%	0.10%	0.10%	0.10%	0.13%
Net investment income, to average net assets	2.93%	3.97%	4.80%	3.98%	3.86%
Portfolio turnover rate(E)	63%	39%	124%	32%	59%

Short/Intermediate Horizon
December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	2010	2009	2008	2007(1)	2006(1)

Net asset value
Beginning of period	$8.97	$7.78	$9.92	$10.16	$10.12

Investment operations
From net investment income(A)	0.21	0.26	0.37	0.37	0.35
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.71	1.21	(2.11)	0.14	0.33

Total from investment operations	0.92	1.47	(1.74)	0.51	0.68

Distributions
Net investment income	(0.21)	(0.27)	(0.38)	(0.37)	(0.36)
Net realized gain on affiliated investment companies	—	—	(0.02)	(0.38)	(0.28)
Return of capital(B)	—	(0.01)	—	(C)	—	—

Total distributions	(0.21)	(0.28)	(0.40)	(0.75)	(0.64)

Net asset value
End of year	$9.68	$8.97	$7.78	$9.92	$10.16

Total return	10.37%	19.18%	(17.96%)	5.11%	6.86%

Net assets end of year (000’s)	$61,237	$89,297	$97,572	$159,655	$162,538

Ratio and supplemental data
Expenses to average net assets(D)	0.10%	0.10%	0.10%	0.10%	0.13%
Net investment income, to average net assets	2.32%	3.12%	4.03%	3.53%	3.43%
Portfolio turnover rate(E)	67%	39%	123%	33%	57%

The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

Intermediate Horizon
December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	2010	2009	2008	2007(1)	2006(1)

Net asset value
Beginning of period	$9.69	$8.21	$11.45	$12.09	$12.10

Investment operations
From net investment income(A)	0.18	0.20	0.34	0.39	0.37
From net realized and unrealized gain (loss) on investments in affiliated investment companies	1.00	1.51	(3.20)	0.28	0.68

Total from investment operations	1.18	1.71	(2.86)	0.67	1.05

Distributions
Net investment income	(0.17)	(0.21)	(0.35)	(0.40)	(0.38)
Net realized gain on affiliated investment companies	—	—	(0.03)	(0.91)	(0.68)
Return of capital(B)	—	(0.02)	—	(C)	—	—	(C)

Total distributions	(0.17)	(0.23)	(0.38)	(1.31)	(1.06)

Net asset value
End of year	$10.70	$9.69	$8.21	$11.45	$12.09

Total return	12.28%	21.08%	(25.50%)	5.56%	8.81%

Net assets end of year (000’s)	$249,923	$331,390	$342,764	$646,975	$676,164

Ratio and supplemental data
Expenses to average net assets(D)	0.10%	0.10%	0.10%	0.10%	0.13%
Net investment income, to average net assets	1.82%	2.31%	3.35%	3.07%	3.01%
Portfolio turnover rate(E)	61%	42%	126%	39%	70%

Intermediate/Long Horizon
December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	2010	2009	2008	2007(1)	2006(1)

Net asset value
Beginning of period	$9.31	$7.68	$12.54	$13.47	$13.15

Investment operations
From net investment income(A)	0.12	0.13	0.29	0.37	0.34
From net realized and unrealized gain (loss) on investments in affiliated investment companies	1.22	1.65	(4.35)	0.34	1.02

Total from investment operations	1.34	1.78	(4.06)	0.71	1.36

Distributions
Net investment income	(0.11)	(0.13)	(0.30)	(0.39)	(0.35)
Net realized gain on affiliated investment companies	—	—	(0.33)	(1.25)	(0.69)
Return of capital(B)	—	(0.02)	(0.17)	—	—

Total distributions	(0.11)	(0.15)	(0.80)	(1.64)	(1.04)

Net asset value
End of year	$10.54	$9.31	$7.68	$12.54	$13.47

Total return	14.56%	23.51%	(32.84%)	5.27%	10.56%

Net assets end of year (000’s)	$207,226	$314,575	$316,975	$620,980	$661,319

Ratio and supplemental data
Expenses to average net assets(D)	0.10%	0.10%	0.10%	0.10%	0.13%
Net investment income, to average net assets	1.25%	1.55%	2.65%	2.64%	2.54%
Portfolio turnover rate(E)	70%	38%	121%	33%	59%

The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

	Long Horizon
	December 31,	December 31,	December 31,	December 31,	December 31,
For a share outstanding throughout each period	2010	2009	2008	2007(1)	2006(1)

Net asset value
Beginning of period	$7.78	$6.29	$11.12	$12.18	$11.78

Investment operations
From net investment income(A)	0.06	0.05	0.18	0.30	0.26
From net realized and unrealized gain (loss) on investments in affiliated investment companies	1.21	1.52	(4.55)	0.33	1.18

Total from investment operations	1.27	1.57	(4.37)	0.63	1.44

Distributions
Net investment income	(0.05)	(0.05)	(0.19)	(0.30)	(0.26)
Net realized gain on affiliated investment companies	—	—	(0.15)	(1.39)	(0.78)
Return of capital(B)	—	(0.03)	(0.12)	—	—

Total distributions	(0.05)	(0.08)	(0.46)	(1.69)	(1.04)

Net asset value
End of year	$9.00	$7.78	$6.29	$11.12	$12.18

Total return	16.47%	25.19%	(39.60%)	5.31%	12.32%

Net assets end of year (000’s)	$145,746	$201,974	$192,879	$397,773	$405,014

Ratio and supplemental data
Expenses to average net assets(D)	0.10%	0.10%	0.10%	0.10%	0.13%
Net investment income, to average net assets	0.73%	0.81%	1.96%	2.27%	2.10%
Portfolio turnover rate(E)	63%	29%	105%	32%	76%

(1)	Per share data reflects a reverse stock split as follows:

Short Horizon — 0.9908908 shares for each share outstanding
Short/Intermediate Horizon — 0.9730923 shares for each share outstanding
Intermediate Horizon — 0.9546197 shares for each share outstanding
Intermediate/Long Horizon — 0.9370055 shares for each share outstanding
Long Horizon — 0.9176237 shares for each share outstanding

(A)	Calculated is based on average number of shares outstanding.

(B)	Results from investment related activity occurring between year end dividend calculation and the fiscal year end.

(C)	Rounds to less than $(0.01) or $0.01.

(D)	Ratios exclude expenses incurred by the underlying investment companies in which the fund invests.

(E)	Does not include the portfolio activity of the underlying affiliated funds.

Note:	Prior to January 1, 2010, the all of the Financial Highlights were audited by another independent registered public accounting firm.
The notes to the financial statements are an integral part of this report.

Transamerica Asset Allocation Funds	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS
At December 31, 2010
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Partners Funds Group II (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-one different series that are separate investment funds. Five of the series are doing business as Transamerica Asset Allocation Funds, which are non-diversified open-end management companies as defined by the 1940 Act, and are presented herein: Transamerica Asset Allocation — Short Horizon (“Short Horizon”), Transamerica Asset Allocation — Short/Intermediate Horizon (“Short/Intermediate Horizon”), Transamerica Asset Allocation — Intermediate Horizon (“Intermediate Horizon”), Transamerica Asset Allocation — Intermediate/Long Horizon (“Intermediate/Long Horizon”), and Transamerica Asset Allocation — Long Horizon (“Long Horizon”) (individually, a “Fund” and collectively, the “Funds”). Each Fund invests all of its investable assets among certain series of Transamerica Partners Funds Group (“Funds Group”). Certain series of Funds Group invests all of their investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). The financial statements of Funds Group and the Series Portfolio are included in this report.
This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions may be used that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
Security transactions and investment income: Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investment companies.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.
Operating expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Each Fund will indirectly bear its share of fees and expenses incurred by the series of Funds Group in which it invests. These expenses are not reflected in the expenses in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
NOTE 2. SECURITY VALUATIONS
All investments are recorded at their estimated fair value. The value of any Fund’s investment in a corresponding fund of Funds Group is valued at the net asset value per share of each fund determined at the close of business of the New York Stock Exchange (“NYSE”), normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Transamerica Asset Allocation Funds	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 2. (continued)
Fair value measurement: Investment company securities are valued at the net asset value of the underlying fund. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2010, are included at the end of each Fund’s Schedule of Investments. There were no transfers into or out of any Levels as described above during the year ended December 31, 2010.
NOTE 3. RELATED PARTY TRANSACTIONS
The Trust has entered into an Investment Advisory Agreement with Transamerica Asset Management, Inc. (“TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.
Pursuant to the Investment Advisory Agreement, TAM provides general investment advice to each Fund. In addition to providing these services, TAM pays all ordinary expenses. TAM receives a monthly fee from each Fund, which is accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund’s average daily net assets. TAM is also the Adviser to the Funds Group. Accordingly, the net asset values of the Funds Group will reflect the fees and other expenses paid to TAM or its affiliates.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS and TCI and other affiliates, including the Funds Group and Transamerica Partners Portfolios. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds for which they receive fees.
Deferred compensation plan: Under a non-qualified deferred compensation plan, effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, or the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.
NOTE 4. SECURITY TRANSACTIONS
The cost of affiliated investments purchased and proceeds from affiliated investments sold for the year ended December 31, 2010 were as follows:

			Proceeds from maturities and sales of affiliated,
	Purchases of affiliated investments		investments
Fund	Long-term	U.S. Government	Long-term	U.S. Government

Short Horizon	$48,216	$—	$82,419	$—
Short/Intermediate Horizon	48,863	—	82,284	—
Intermediate Horizon	170,262	—	278,006	—
Intermediate/Long Horizon	169,561	—	304,084	—
Long Horizon	101,356	—	179,701	—
NOTE 5. FEDERAL INCOME TAX MATTERS
Each Fund of the Trust is a separate entity for federal income tax purposes. The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefit of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds identify their major tax jurisdictions as U.S. Federal, the states of Florida and New York; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales, reclassification of short-term capital gains to investment income, and returns of capital paid by the Funds to their shareholders.

Transamerica Asset Allocation Funds	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 5. (continued)
Capital loss carryforwards are available to offset future realized capital gains through the periods listed below.

Fund	Capital Loss Carryforwards	Available Through

Short Horizon	$1,259	December 31, 2016
Short Horizon	6,445	December 31, 2017
Short Horizon	980	December 31, 2018
Short/Intermediate Horizon	1,483	December 31, 2016
Short/Intermediate Horizon	7,018	December 31, 2017
Short/Intermediate Horizon	4,701	December 31, 2018
Intermediate Horizon	21,546	December 31, 2016
Intermediate Horizon	41,239	December 31, 2017
Intermediate Horizon	23,984	December 31, 2018
Intermediate/Long Horizon	33,387	December 31, 2017
Intermediate/Long Horizon	41,533	December 31, 2018
Long Horizon	18,178	December 31, 2017
Long Horizon	28,728	December 31, 2018
There were no capital loss carryforwards utilized or expired during the year ended December 31, 2010.
The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.
The tax character of distributions paid during 2010 and 2009 was as follows:

	2010 Distributions Paid From			2009 Distributions Paid From
		Long-term Capital			Long-term Capital
	Ordinary Income	Gain	Return of Capital	Ordinary Income	Gain	Return of Capital

Short Horizon	$2,165	$—	$—	$3,810	$—	$59
Short/Intermediate Horizon	1,562	—	—	2,787	—	133
Intermediate Horizon	4,526	—	—	7,493	—	713
Intermediate/Long Horizon	2,707	—	—	4,610	—	906
Long Horizon	1,033	—	—	1,524	—	696
The tax basis components of distributable earning as of December 31, 2010 were as follows:

				Post October		Net Unrealized
	Undistributed Ordinary	Undistributed Long-	Capital Loss	Capital Loss	Other Temporary	Appreciation
Fund	Income	term Capital Gain	Carryforward	Deferral	Differences	(Depreciation)

Short Horizon	$59	$—	$(8,684)	$(258)	$—	$2,477
Short/Intermediate Horizon	133	—	(13,202)	(314)	—	1,262
Intermediate Horizon	552	—	(86,769)	(1,921)	—	(6,724)
Intermediate/Long Horizon	304	—	(74,920)	(2,327)	—	(11,442)
Long Horizon	141	—	(46,906)	(1,248)	—	(19,262)

Transamerica Asset Allocation Funds	Annual Report 2010

Change of Independent Registered Certified Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, upon recommendation by the Transamerica Partners Funds Group II’s (“TPFG II”) Audit Committee, the TPFG II Board selected Ernst & Young LLP to replace PwC as the independent public accountant for the fiscal year ending December 31, 2010.
The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.
During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
TPFG II requested and PwC furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

Transamerica Asset Allocation Funds	Annual Report 2010

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Beneficial Interest of Transamerica Partners Funds Group:
We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation — Short Horizon, Transamerica Asset Allocation — Short/Intermediate Horizon, Transamerica Asset Allocation — Intermediate Horizon, Transamerica Asset Allocation — Intermediate/Long Horizon and Transamerica Asset Allocation — Long Horizon (five of the Funds constituting Transamerica Partners Funds Group) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2010, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2009 and the financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Partners Funds Group at December 31, 2010, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 24, 2011

Transamerica Asset Allocation Funds	Annual Report 2010

BOARD MEMBERS AND OFFICERS
(unaudited)
The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by Transamerica Asset Management, Inc. (“TAM”) (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 152 funds as of the date of this annual report.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);	152	N/A

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 —present);

Transamerica Asset Allocation Funds	Annual Report 2010

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
			Chairman and Board Member (2008 — present), President (2007 — 2010), Chief Executive Officer (2006 — 2010), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 — present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present); Board Member, TII (2003 — 2010); and Partner, KPMG (1975 — 1999).	152	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);	152	N/A

			Board Member, TST (2001 — present);

			Board Member, Transamerica Funds and TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			President, L. J. Hill & Company (a holding company for privately-held assets) (1999 — present);

			Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

Transamerica Asset Allocation Funds	Annual Report 2010

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);	152	N/A

			Board Member, TII (2009 — 2010);

			Principal, Maxam Capital Management, LLC (2006 — 2008); and

			Principal, Cobble Creek Management LP (2004 — 2006).

Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 — present);	152	N/A

			Board Member, TST (1986 — present);

			Board Member, Transamerica Funds, (1986 — 1990), (2002 — present);

			Board Member, TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

			Board Member, TII (2008 — 2010).

Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present);	152	N/A

			Self-employed consultant (2006 — present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			President, International Fund Services (alternative asset administration) (1993 — 2005).

Transamerica Asset Allocation Funds	Annual Report 2010

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
Norman R. Nielsen, Ph.D.	Board Member	Since 2007	Retired (2005 — present);	152	Buena Vista University
(1939)			Board Member, Transamerica Funds, TST and TIS (2006 — present);		Board of Trustees (2004 — present)

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			Director, Iowa Student Loan Service Corporation (2006 — present);

			Director, League for Innovation in the Community Colleges (1985 — 2005);

			Director, Iowa Health Systems (1994 — 2003);

			Director, U.S. Bank (1985 — 2006); and

			President, Kirkwood Community College (1985 — 2005).

Joyce G. Norden (1939)	Board Member	Since 1993	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present);	152	Board of Governors, Reconstruction -ist Rabbinical College (2007 — present)
			Board Member, TPP (2002 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — 2010);	152	Honorary Trustee, Bryant University (1996 — present)

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 — 1996), Bryant University;

			Vice President, American Express (1987 — 1989);

			Vice President, The Equitable (1986 — 1987); and

			Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).

Transamerica Asset Allocation Funds	Annual Report 2010

Number of
Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander and Fischer, LLP (2008 — present); Retired (2004 — 2008); Board Member, TST and TIS (2004 — present); Board Member, Transamerica Funds (2005 — present);	152	Operation PAR, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — 2010);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

Treasurer, The Hough Group of Funds (1993 — 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

Transamerica Asset Allocation Funds	Annual Report 2010

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President, General Counsel and Secretary, TII, (2006 — 2010);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 — present);

Assistant Vice President, TCI (2007 — present);

Director, Deutsche Asset Management (1998 — 2006); and

Corporate Associate, Ropes & Gray LLP (1995 — 1998).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009	Vice President, Treasurer and Principal Financial Officer, (2010 — present), Assistant Treasurer, (2009 — 2010), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, Treasurer and Principal Financial Officer, (2010), Assistant Treasurer, (2009 — 2010), TII;

Vice President (2010 — present), Assistant Vice President (2007 — 2010) and Manager, Fund Administration, (2002 — 2007), TFS; and

Vice President (2010 — present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President - Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President and Chief Investment Officer (2007 — 2010); Vice President — Investment Administration (2005 — 2007), TII;

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief

Transamerica Asset Allocation Funds	Annual Report 2010

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Vice President and Senior Counsel, TAM and TFS (2007 — present);

Senior Counsel, United States Securities and Exchange Commission (2004 — 2007); and

Associate, Dechert, LLP (1999 — 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2009	Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Anti-Money Laundering Officer, Transamerica Funds (2007 — present);

Senior Compliance Officer, TAM (2007 — present); and

Director, Institutional Services, Rydex Investments (2002 — 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 — 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Counsel, TAM (2008 — present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Transamerica Asset Allocation Funds	Annual Report 2010

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Assistant Vice President, TCI (2009 — present);

Vice President and Senior Counsel, TAM and TFS (2006 — present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 — 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present);

Tax Officer, TII (2008 — 2010);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Director, Fund Financial Services (2009 — present), TFS;

Director, Fund Administration, TIAA-CREF (2007 — 2009); and

Manager (2006 — 2007) and Senior (2003 — 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericapartners.com.

Transamerica Asset Allocation Funds	Annual Report 2010

Transamerica Partners Portfolios

I

Transamerica Partners High Quality Bond Portfolio
(unaudited)
MARKET ENVIRONMENT
While not without volatility, 2010 was largely a year of recovery for the U.S. economy. Corporations continued to clean up their balance sheets, consumers began to spend, and at the end of the year, politicians came together to extend unemployment benefits and clarify tax policy. Over the course of the year there were spurts of volatility, much of which stemmed from uncertainty surrounding the magnitude of the European debt crisis and its possible contagious effects. In the spring, concerns over Europe as well as fiscal and regulatory reform in the U.S. drove a ‘flight to quality’ where Treasuries rallied and spreads in the fixed income spread sectors widened. This volatility was also seen in the U.S. equity markets and reinforced the belief that continued economic recovery was far from certain. During the third quarter, persistently high unemployment and lackluster growth inspired discussion of new quantitative easing measures by the Federal Reserve Board (“Fed”). Quantitative Easing Phase II was announced in November with the goal of lowering long-term interest rates, but as it had been widely anticipated by investors, there was little change to market rates. The fourth quarter of 2010 saw stronger than anticipated economic data which prompted a rise in rates which was largely unexpected. We believe that the economy is poised for continued, more robust growth in 2011, although without substantial improvement in unemployment and housing, the extent of the recovery will remain constrained.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners High Quality Bond Portfolio (“Portfolio”) returned 4.20%. By comparison its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Yrs Index (“Index”), returned 2.82%.
STRATEGY REVIEW
Merganser Capital Management, Inc.’s (“Merganser”) investment process is a bottom up sector and security selection process that emphasizes high quality spread sectors and includes U.S. Treasuries and Agencies, Asset-Backed Securities (“ABS”), Domestic Corporates, U.S. dollar denominated Yankee Notes, Commercial Mortgage Backed Securities, Agency Pass-throughs and Collateralized Mortgage Obligations (“CMO’s”) and Non-Agency Residential Mortgage Backed Securities. The strategy is generally duration neutral versus the Index.
The year 2009 saw a tremendous rally in the fixed income markets as sectors recovered from the dislocation caused by the credit crisis of 2008. While the events of 2008 and the subsequent returns generated by the recovery of 2009 are unlikely to ever be repeated, 2010’s continuation of market normalization led to a very strong performance year for the Portfolio. The Portfolio outperformed the Index by 1.38% for 2010.
Throughout 2010, demand for high quality fixed income securities was strong as investors looked for alternatives to low-yielding Treasuries and money market funds. For much of the year, spread product outperformed duration-matched U.S. Treasuries. Thus, the decision to remain overweight in spread sectors was rewarded as riskier asset classes substantially out-performed Treasuries. The net result was that sector selection was the largest contributor to the Portfolio’s performance for 2010 as Merganser’s overweights to ABS, Commercial Mortgage-Backed Securities (“CMBS”) and Financial Corporates drove the Portfolio’s outperformance versus the index.
In the asset-backed sector, spreads tightened throughout the year due to strong technicals where demand for high quality AAA rated ABS exceeded supply. ABS holdings Chase Funding Series Mortgage Loan Asset-Backed Certificates — Series 2003-4, Class 1A6 and Popular ABS Mortgage Pass-Through Trust — Series 2005-3, Class AF3 all had double digit total returns in response to dramatic spread tightening that occurred in the home equity sector during the year.
In the corporate sector, returns were strongly positive for 2010 as spreads on corporate bonds (particularly banks and finance companies) tightened sharply. Indeed, throughout the year, financials were far and away the largest contributors to performance for the corporate sector; CME Group, Inc., NYSE Euronext; and Diageo Finance BV were top contributors. While high yield corporate names posted the strongest returns during 2010, Merganser’s selection of high quality investment grade securities consistently added to excess returns while minimizing credit risk.
The year 2010 also saw a dramatic rally in CMBS, despite a myriad of negative headlines focused on the commercial real estate sector. Merganser’s focus in CMBS is on the highest quality, top tier tranches. Our diligent stress-testing and thorough analysis of CMBS has allowed us to capture the spread tightening in the CMBS sector while avoiding ratings downgrades and potentially troublesome pockets of the CMBS market. In the CMBS sector, LB-UBS Commercial Mortgage Trust — Series 2006-C4, Class AAB and Commercial Mortgage Pass-Through Certificates — Series 2006-C8, Class A3 were the top performers in the sector as spreads also tightened in response to improving credit fundamentals and little issuance in the sector.
Merganser also benefitted from maintaining a duration-neutral position during 2010. Our exposure to 3-5 year securities benefitted the Portfolio as we were able to pick up additional yield.
Douglas A. Kelly
Peter S. Kaplan
Co-Portfolio Managers
Merganser Capital Management, Inc.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Inflation-Protected Securities Portfolio
(unaudited)
MARKET ENVIRONMENT
In 2010, risk assets continued the choppy advance they began in 2009. In some sense, there were three parts to the year. The early months saw risk assets move higher amid a continuation of the 2009 recovery, as well as improvements in jobs data and very strong corporate earnings reported for the fourth quarter of 2009 and first quarter of 2010. The middle months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in job growth, igniting double-dip recessionary fears. Investors were also unnerved by the “flash crash” and the uncertainty surrounding the financial reform bill. From the late summer lows, the market experienced a very strong finish to the year as double-dip fears receded, job growth resumed, and Federal Reserve Board (“Fed”) Chairman Ben Bernanke delivered his famous Jackson Hole speech, leading to further Quantitative Easing Phase II (“QE2”). Additionally, and perhaps most importantly, the Bush tax cuts were extended, along with some fiscal sweeteners. Debt and deflationary risks were present throughout 2010, causing central banks (especially the Fed) to respond with unprecedented actions. These accommodative actions from the government, along with broadly improving economic indicators, drove breakevens (the difference between nominal Treasury yields and real Treasury Inflation-Protected Securities (“TIPS”) yields) wider for the remainder of the year through December.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Inflation-Protected Securities Portfolio (“Portfolio”) returned 6.23%. By comparison its benchmark, the Barclays Capital U.S. TIPS Index, returned 6.30%.
STRATEGY REVIEW
The top line strategy continued to focus on inflation expectations and whether these expectations were being appropriately priced into the TIPS markets throughout the period. Indicators of such fluctuated with economic data releases, which alternately depicted an economy that was bottoming with one that might need additional fiscal and monetary support. In addition, the anticipation and eventual implementation of QE2 by the Fed created additional volatility in the market. While times and markets remained tumultuous, we continued to follow our core beliefs that within a sector-specific market such as TIPS, we must continue to make relative value choices that, when considered in the aggregate, point to superior risk-adjusted positioning. We concentrate our efforts in three main themes: 1) actively managing average duration and yield curve positioning; 2) trading real interest rates; and 3) trading breakevens, which indicate inflation expectations in the market. On the duration front, we remained close to the index as volatility was high, but driven less by economic activity and more so by outside events like the European sovereign debt crisis. While tactically managing our positioning, we largely maintained a yield curve-flattening bias within both the nominal and breakeven curves. Over the course of the year, we continued to add value by finding opportunities in the TIPS market, underweighting TIPS when we viewed them as overbought, mainly using nominal Treasuries as an alternative.
The Portfolio held derivatives during the period. Interest rate derivatives including, futures, swaps and swaptions are mainly used to manage duration risk in the Portfolio. In addition, these derivatives were used to aid in implementing the Portfolio’s yield curve positioning.
Stuart Spodek
Brian Weinstein
Martin Hegarty
Co-Portfolio Managers
BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
(unaudited)
MARKET ENVIRONMENT
In 2010, risk assets continued the choppy advance they began in 2009. In some sense, there were three parts to the year. The early months saw risk assets move higher amid a continuation of the 2009 recovery, as well as improvements in jobs data and very strong corporate earnings reported for the first quarter 2010. The middle months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in job growth, igniting double-dip recessionary fears. Investors were also unnerved by the “flash crash” and the uncertainty surrounding the financial reform bill. From the late summer lows, the market experienced a very strong finish to the year as double-dip fears receded, job growth resumed, and Federal Reserve Board (“Fed”) Chairman Ben Bernanke delivered his famous Jackson Hole speech, leading to further Quantitative Easing Phase II. Additionally, and perhaps most importantly, the Bush tax cuts were extended, along with some fiscal sweeteners. Debt and deflationary risks were present throughout 2010, causing central banks (especially the Fed) to respond with unprecedented actions. Real gross domestic product (“GDP”) growth continued in a positive direction, but remained subpar compared to most recoveries. U.S. job growth was not strong enough to reduce the unemployment rate. Corporations; however, produced fantastic earnings gains, despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms. We saw investor assets flow out of equity funds (U.S. equities, in particular) and into bond funds as the demand for yield continued amidst tempered growth expectations.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Core Bond Portfolio (“Portfolio”) returned 8.26%. By comparison its benchmark, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”), returned 6.54%.
STRATEGY REVIEW
The strategy of the Portfolio is centered on finding relative value across the markets by actively trading across sectors and sub-sectors of the fixed income markets, and ultimately through individual security selection. The Portfolio’s outperformance relative to its benchmark, the Barclays Capital U.S. Aggregate Bond, for the twelve-month period was primarily attributable to its overweight relative to its benchmark index, in non-government spread sectors, such as, commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and investment grade credit. Additional positive performance came from the Portfolio’s out-of-index allocations to high yield corporate credit and non-agency mortgage-backed securities (“MBS”), which broadly rallied over the year. During the period, the Portfolio reduced exposure to government sectors such as agency debt as well as to lower beta credit sectors such as investment grade corporate. Correspondingly, the Portfolio added exposure to higher beta sectors including high yield corporate and CMBS.
At year end, the Portfolio was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio was underweight in U.S. Treasuries, agency debentures and FDIC-guaranteed debt. In non-government spread sectors, the Portfolio is overweight in CMBS, ABS and investment-grade corporate debt. The Portfolio also held allocations outside of the benchmark in non-agency MBS and high yield corporate credit. We believe that spread sectors will continue to benefit from both monetary and fiscal policy support along with gradually improving economic conditions. The Portfolio ended the year with a shorter duration relative to the benchmark.
The Portfolio held derivatives during the period. Interest rate derivatives including, futures, options, swaps and swaptions are mainly used to manage duration and convexity risk in the Portfolio. In addition, these derivatives were used to aid in implementing the Portfolio’s yield curve positioning.
Matthew Marra
Eric Pellicciaro
Rick Rieder
Co-Portfolio Managers
BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
(unaudited)
MARKET ENVIRONMENT
The leveraged finance market continued to recover in 2010 with modest economic growth, improving corporate conditions, accommodative primary market conditions and a decline in default activity contributing to double digit return for high yield bonds. For the year, the Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) returned 15.19% with spreads narrowing by 0.98% to 5.41% while yields declined from 9.05% to 7.50%. After a strong first quarter, the high yield market experienced a difficult May when the BofA Merrill Lynch High Yield Master II declined 3.5%. Sovereign debt concerns precipitated fears of another financial shock which led to weakness in equity and credit markets. In addition, the struggling U.S. economic recovery continued as unemployment remained stubbornly high and the housing market remained weak. The Federal Reserve Board (“Fed”) along with the European community took action to address the problems which brought calm to credit markets. Additional Fed actions along with tax legislation which is expected to bring additional economic stimulus contributed to an improved outlook.
Once again, the CCC rated segment was the highest returning category in the BofA Merrill Lynch High Yield Master II, returning 18.42% in 2010. BB rated securities returned 14.93%, benefiting from strong demand from the investment-grade cross over investor and lower Treasury yields and the B segment returned 13.99%. The insurance and financials segments again led the market, posting total returns of 40.9% and 26.35%, respectively, for the year. All sectors reported positive returns with utilities the poorest performer at 4.2%, followed by food and pharmacies at 6.2%, the only single digit return segments. By year end, the high yield default rate was 0.79%, significantly lower than expectations. Given current market conditions and an improving economic environment, default rates, we believe, are expected to remain at historically low levels in the 1.5% to 2% range.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners High Yield Bond Portfolio (“Portfolio”) returned 15.81%. By comparison its benchmark, the BofA Merrill Lynch High Yield Master II, returned 15.19%.
STRATEGY REVIEW
Performance was driven by company credit selection along with issue selection within the company. Healthcare was the top contributor to the Portfolio as Multiplan Inc., completed a refinancing that resulted in a total return of 34.43%. The automotive category was the second largest contributor to returns, with Ford Motor Co., holdings generating 26.44% in total return. Telecommunications, retail, energy and gaming were also large factors in the Portfolio’s return for the year with Harrahs Operating Co. Inc., Ineos Group Holdings PLC, and Sprint Capital Corp. among the top performing names in the Portfolio. We continued to underweight financials which restrained performance. Holdings in Waterford Gaming LLC and Mohegan Tribal Gaming Authority also detracted from constrained results.
We shortened the duration of the Portfolio during the year as shorter maturity bonds offered better return opportunities. We have increased the allocation to BB-rated bonds in the recent quarter as these securities responded adversely to higher treasury rates and we reduced our exposure to CCC-rated bonds from 22.1% at December 31, 2009 to 19.43% at year end 2010. We believe the ability to refinance and stronger economy to be beneficial to the CCC segment of the market.
Linda Carter
Michael W. Weilheimer
Co-Portfolio Managers
Eaton Vance Management

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio
(unaudited)
MARKET ENVIRONMENT
BlackRock Financial Management, Inc.
In 2010, risk assets continued the choppy advance they began in 2009. In some sense, there were three parts to the year. The early months saw risk assets move higher amid a continuation of the 2009 recovery, as well as improvements in jobs data and very strong corporate earnings reported for the fourth quarter of 2009 and first quarter of 2010. The middle months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in job growth, igniting double-dip recessionary fears. Investors were also unnerved by the “flash crash” and the uncertainty surrounding the financial reform bill. From the late summer lows, the market experienced a very strong finish to the year as double-dip fears receded, job growth resumed, and Federal Reserve Board (“Fed”) Chairman Ben Bernanke delivered his famous Jackson Hole speech, leading to further Quantitative Easing Phase II (“QE2”). Additionally, and perhaps most importantly, the Bush tax cuts were extended, along with some fiscal sweeteners. Debt and deflationary risks were present throughout 2010, causing central banks (especially the Fed) to respond with unprecedented actions. Real gross domestic product (“GDP”) growth continued in a positive direction, but remained subpar compared to most recoveries. U.S. job growth was not strong enough to reduce the unemployment rate. Corporations, however, produced fantastic earnings gains, despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms. We saw investor assets flow out of equity funds (U.S. equities, in particular) and into bond funds as the demand for yield continued amidst tempered growth expectations.
J.P. Morgan Investment Management, Inc.
Despite a year marred by various economic and political concerns, not to mention considerable market volatility, U.S. stocks managed to post healthy gains in 2010. The Standard & Poor’s 500® Index (“S&P 500”) added over 15% for the year, thanks to a particularly strong fourth quarter when the S&P 500 gained nearly 11%.
A struggle between the macro and micro environment was the overriding theme in 2010, pulling the market violently in different directions for much of the year. The micro, i.e., company fundamentals, won out earlier in the year as better earnings and low valuations drove stocks higher into the second quarter. However, the good times came to an end by late April as an onslaught of bad news unfolded, including the European sovereign debt crisis and an uncontained oil spill in the Gulf of Mexico. These worries dominated the headlines and, with the exception of some brief optimism about the second-quarter earnings season in July, dragged the market lower through August.
It was not until the Fed announcement in late August of further QE2 by promising to buy some $600 billion of U.S. Treasuries that the market began its relatively uninterrupted advance. This was followed by yet another strong corporate earnings season with approximately 73% of S&P 500 companies exceeding earnings estimates; the seventh-straight quarter of higher-than-expected corporate profits. Additionally, some political uncertainty abated as the November mid-term elections saw the House of Representatives swing decisively back to the Republicans, while the Senate narrowly remained in the hands of Democrats. Congress went on to pass an extension of the Bush-era tax cuts in December, which had been plaguing sentiment for much of the year.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Balanced Portfolio (“Portfolio”) returned 13.91%. By comparison its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the S&P 500, returned 6.54% and 15.06%, respectively.
STRATEGY REVIEW
The Portfolio held derivatives during the period. Interest rate derivatives including, futures, options, swaps and swaptions are mainly used to manage duration and convexity risk in the Portfolio. In addition, these derivatives were used to aid in implementing the Portfolio’s yield curve positioning.
BlackRock Financial Management, Inc.
BlackRock Financial Management, Inc., the fund’s sub-adviser, manages the fixed income portion of the portfolio using a “core bond plus” strategy. The strategy of the Portfolio is centered on finding relative value across the markets by actively trading across sectors and sub-sectors of the fixed income markets, and ultimately through individual security selection. The Portfolio’s outperformance relative to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the twelve-month period was primarily attributable to its overweight relative to its benchmark index, in non-government spread sectors, such as, commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and investment grade credit. Additional positive performance came from the Portfolio’s out-of-index allocations to high yield corporate credit and non-agency mortgage-backed securities (“MBS”), which broadly rallied over the year. During the period, the Portfolio reduced exposure to government sectors such as agency debt as well as to lower beta credit sectors such as investment grade corporate. Correspondingly, the Portfolio added exposure to higher beta sectors including high yield corporate and CMBS.
At year end, the Portfolio was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio was underweight in U.S. Treasuries, agency debentures and FDIC-guaranteed debt. In non-government spread sectors, the Portfolio is overweight in CMBS, ABS and investment-grade corporate debt. The Portfolio also held allocations outside of the benchmark in non-agency MBS and high yield corporate credit. We believe that spread sectors will continue to benefit from both monetary and fiscal policy support along with gradually improving economic conditions. The Portfolio ended the period with a shorter duration relative to the benchmark.
J.P. Morgan Investment Management, Inc.
J.P. Morgan Investment Management, Inc., the fund’s other sub-adviser, manages the equity portion of the portfolio employing an enhanced index strategy. During 2010, this strategy outperformed its benchmark, the S&P 500, with industrial cyclical, basic materials and semiconductors sectors contributing to results.
An overweight position in Cognizant Technology Solutions Corp. (“Cognizant Technology”), aided returns for the year. Shares rose after the company posted better-than-expected profit and revenue figures earlier in the year. Cognizant Technology attributed its positive results to increased business spending on new technology projects after a prolonged period of cost-cutting during the downturn. We continue to like the company as it has strong, stable margins and solid growth prospects. An overweight position in SanDisk Corp. (“SanDisk”) also helped performance. The share price rallied after the company reported record quarterly earnings that also exceeded Wall Street analysts’ estimates, and benefited from continued strength in its original equipment manufacturers and retail businesses. We continue to favor the stock as we believe that demand for flash storage devices will continue to increase, giving us confidence in SanDisk’s sustainability and growth prospects.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio (continued)
(unaudited)
STRATEGY REVIEW (continued)
On the negative side, stock selection in the energy, media, and health services and systems sectors hurt performance.
Our position in Time Warner Inc. detracted from returns. During the first half of the year, an overweight in Time Warner Inc. was the Portfolio’s biggest contributor, benefiting from improving advertising trends and better pricing power. However, concerns about new media technology and the disintermediation of traditional cable distribution weighed on the company’s revenue stream and video subscription. Nevertheless, we continue to have high conviction in the company’s management team and believe that continued strength in advertising trends will benefit Time Warner. Additionally, an overweight position in Hewlett-Packard Co. negatively impacted performance, given Mark Hurd’s departure. The former Chief Executive Officer was instrumental to our investment thesis on the company. His absence, along with a further weakening of the personal computer market as it faces competition from tablet makers, fueled concerns about the company’s growth prospects.

Matthew Marra	Scott Blasdell
Eric Pellicciaro	Terance Chen
Rick Reider	Raffaele Zingone

Co-Portfolio Managers	Co-Portfolio Managers
BlackRock Financial Management, Inc.	J.P. Morgan Investment Management Inc.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Value Portfolio
(unaudited)
MARKET ENVIRONMENT
The year 2010 provided a radical return reversal, as small- and mid-cap indexes exhibited standout returns. Even more dramatic was the hierarchy of returns since the March 9, 2009, market low: Real Estate Investment Trusts are up 181%, emerging markets are up 147%, the Russell 2000® Index is up 133%, the Standard & Poor’s 500® Index (“S&P 500”) is up 92%, and Treasury Bills returned roughly 0%.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Large Value Portfolio (“Portfolio”) returned 14.66%. By comparison, its benchmarks, the Russell 1000® Value Index and the S&P 500, returned 15.51% and 15.06%, respectively.
STRATEGY REVIEW
With regard to any discussion of performance, we always like to frame it with a clear definition of our investment process. We are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform our benchmark with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value means the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. And as we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.
In 2010 our measures of management struggled. We generally favor company management that chooses to repurchase rather than issue shares; however, our repurchase measure was at odds with market sentiment, particularly within the capital goods, consumer discretionary, and services sectors. Despite our measures of management not helping the Portfolio in aggregate, within the financial sector they were a driving and positive force through November. This is most evident in Credicorp, Ltd, one of our top-performing bank holdings, with consistently strong management valuation throughout the year.
Value characteristics were better correlated with positive returns over most of 2010, particularly price-to-sales and price-to-book, but they too exhibited weakness during the fourth quarter. Momentum measures were consistently good performers, specifically our indicator of earnings revision. It proved beneficial to invest in companies with positive forecasted earnings revision and underweight or avoid companies having negative revision compared to their peers. Our holdings in the healthcare sector benefitted most from our take on momentum, as exemplified by the performance of winning holding UnitedHealth Group, Inc. Other top performers with solid momentum scores include KBR, Inc. and Coach, Inc.
As we search for our desired value, management, and momentum traits, we have the flexibility to tilt the overall Portfolio slightly toward the more attractive looking market-cap tiers within the investment universe. As indicated by the broad market results described above, a 10% underweight to the very largest cap stocks and a corresponding overweight to more mid-cap names gave the Portfolio additional traction in 2010.
Out of all of our stock picks in 2010, Netflix, Inc. topped the list. Netflix, Inc. was already a holding since the beginning of 2010. Our position limit of 1.2% above benchmark weight (although it was not in the benchmark, thereby making it an absolute limit of 1.2%) combined with our value orientation caused us to continually trim our position and take profits as the stock price rose dramatically. That said, the strength of the company’s management characteristics as well as their evident price and earnings momentum kept us invested. We finally sold completely out of our position near the end of September with more than a 190% return in the Portfolio.
As we begin the new decade, we remain firm in our conviction that superior results are best achieved through a consistent, systematic approach focused on low-priced companies with proven management and earnings power.
Theodore R. Aronson
Stefani Cranston
Kevin M. Johnson
Gina Marie N. Moore
Martha E. Ortiz
R. Brian Wenzinger
Christopher J.W. Whitehead
Co-Portfolio Managers
Aronson Johnson Ortiz, LP

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Core Portfolio
(unaudited)
MARKET ENVIRONMENT
The year 2010 provided a radical return reversal, as small- and mid-cap indexes exhibited standout returns. Even more dramatic was the hierarchy of returns since the March 9, 2009, market low: Real Estate Investment Trusts are up 181%, emerging markets are up 147%, the Russell 2000® Index is up 133%, the Standard & Poor’s 500® Index (“S&P 500”) is up a “mere” 92%, and Treasury Bills returned roughly 0%.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Large Core Portfolio (“Portfolio”) returned 11.79%. By comparison its benchmarks, the Russell 1000® Index and the S&P 500, returned 16.10% and 15.06%, respectively.
STRATEGY REVIEW
With regard to any discussion of performance, we always like to frame it with a clear definition of our investment process. We are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform our benchmark with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value means the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. And as we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.
Over the course of the year, our biggest struggle was stock selection within the technology sector. Our value orientation, combined with our emphasis on management measures like share repurchase and earnings quality, caused our choice of stable value holdings like Hewlett-Packard Co. to fall short of the fast-paced growth names like Apple, Inc. And in a different but related way, companies like Google, Inc. and Amazon.com, Inc., stocks within the consumer discretionary sector that we avoided because of their relatively poor management and momentum characteristics, had a run in the second half of the year that we could not catch. Where our stock choices were most successful was within the financial and materials sectors. And although we describe the sectors in which our stock selection was most or least effective, we remain sector-neutral to the benchmark in an effort to minimize risk when our style of investing is out of favor.
Our flexibility to tilt the overall Portfolio slightly toward the more attractive looking market-cap tiers within our investment universe worked in our favor, as our underweight to the very largest cap stocks and corresponding overweight to the more mid-cap names in the benchmark gave the Portfolio some traction.
As we begin the new decade, we remain firm in our conviction that superior results are best achieved through a consistent, systematic approach focused on low-priced value companies with proven management and earnings power.
Theodore R. Aronson
Stefani Cranston
Kevin M. Johnson
Gina Marie N. Moore
Martha E. Ortiz
R. Brian Wenzinger
Christopher J.W. Whitehead
Co-Portfolio Managers
Aronson Johnson Ortiz, LP

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Growth Portfolio
(unaudited)
MARKET ENVIRONMENT
Jennison Associates LLC
U.S. equity market’s strength at the beginning and end of 2010, aided by continued, albeit slow, economic growth, more than offset declines during the year’s middle months, when expansion appeared to be losing steam. In early 2010, distressed sale prices, low interest rates, increased mortgage credit, and tax credits stimulated housing activity. Manufacturing activity increased and corporate profits improved, largely due to workforce and inventory reductions.
Clouds began to gather into the first quarter; however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators. In Europe, a sovereign debt crisis in several European Union member states weakened the Euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market raised fears that global growth might slow more than anticipated.
Domestic markets saw additional volatility linked to turns in Washington policy debates. In March, an overhaul in the U.S. health care system was enacted. In July, sweeping financial regulatory legislation was passed.
At the end of the year, consumer spending, retail sales, and personal income were rising, as was consumer confidence. However, business production and housing measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak. Given the overall uncertainty, businesses prolonged their pause in investing and hiring.
Wellington Management Company, LLP
Equity markets experienced another year of volatile results. Despite the massive stimulus bill during the first half of the year, the unemployment rate remained high. Record government deficits continued as well, and a new healthcare entitlement bill was enacted, increasing taxes significantly for certain companies and individuals. The sustainable future growth of the global economy remained in question and the record government deficits continued to grow due to increased spending, despite increased taxes during the first half. During the second half of the year, equity markets began to reflect the likelihood of a positive change in the direction of the U.S. economy in 2011 due to less onerous regulation and an improvement in the relationship between business and Congress. The market’s increase reflected the positive change from the election in early November. The election resulted in a significant change in the structure of Congress. The new Congress will likely slow down the excessive government spending, historic annual trillion dollar deficits, and massive expansion of government regulation that occurred over the last two years.
In this environment, nine of the ten sectors in the Russell 1000® Growth Index (“Russell 1000® Growth”) posted positive returns during the period (16.7%). The Consumer Discretionary and Industrials sectors increased the most, while the Utilities sector was the only sector to post a decline for the year.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Large Growth Portfolio (“Portfolio”) returned 16.62%. By comparison its benchmarks, the Russell 1000® Growth and the Standard & Poor’s 500® Index (“S&P 500”), returned 16.71% and 15.06%, respectively.
STRATEGY REVIEW
Jennison Associates LLC
The Russell 1000® Growth benchmark rose 16.71% in 2010, exceeding the broad market S&P 500’s 15.06% gain. Advances exceeded 20% in the consumer discretionary, industrials, and materials sectors. Returns were more modest in health care. In the growth index, the utilities sector lost ground. The Portfolio generated double-digit returns but underperformed the benchmark, primarily due to the financials and health care sectors. In addition, while the Portfolio had many holdings with high returns, these positions had relatively small portfolio weights.
The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. In health care, stock selection and an overweight position were detrimental, especially earlier in the period when uncertainty about U.S. regulatory reform and Europe’s sovereign debt crisis took a toll. Baxter International, Inc. fell on weakness in its blood plasma products business, while Gilead Sciences, Inc. declined on concerns that health care reforms and exposure to European markets would reduce its growth rate. We eliminated the Portfolio’s positions in both stocks.
Although a relatively small weight in the Portfolio, financials holdings detracted from return, reflecting in part exposure to industries most likely to be affected by yet undefined regulation. Charles Schwab, Corp. (“Schwab”) declined, as low interest rates precipitated fee waivers on money market funds and reduced income on cash balances, reducing the company’s material earnings power. We continue to like Schwab’s resilient business model and best-in-class organic growth. We believe its sustainable competitive advantages include dominant market share, a leading brand name, and unit cost economies of scale.
Holdings in consumer staples failed to keep pace, as the benchmark’s tobacco constituents, not held in the Portfolio, outperformed dramatically.
Underweight positions in industrials, materials, and energy detracted from relative performance, as well.
Stock selection contributed positively to return in information technology, where Baidu, Inc. (“Baidu”), VMware, Inc. (“VMware”), Salesforce.com, Inc. (“Salesforce.com”), NetApp, Inc. (“NetApp”), and Apple, Inc. (“Apple”), each rose 50% or more. Baidu is the world’s dominant Chinese-language Internet search engine. We believe the Chinese search market is still in its early growth stage and like Baidu’s improving execution and exploration of long-term monetization opportunities. Cloud-computing pioneer VMware used product cycles to upgrade customers to bigger license agreements and increased its share in the market of servers not yet virtualized. The increased acceptance of “software as a service,” another type of cloud-based opportunity, helped Salesforce.com expand to new markets and extend relationships with existing customers. NetApp, which provides technology that simplifies storing, managing, protecting, and archiving enterprise data, rose on growth in the storage business spurred by increased digital content. The strong launch of iPad, international opportunities, and secular growth in Mac personal computers made 2010 another good year for Apple.
Security selection was also beneficial in energy, where oil services company Schlumberger, Ltd. advanced. The company continues to develop new products and technologies providing dominant market share in what we consider important secular growth markets.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Growth Portfolio (continued)
(unaudited)
STRATEGY REVIEW (continued)
An overweight position in consumer discretionary also worked well.
Wellington Management Company, LLP
The Portfolio’s investment process leverages the extensive research resources of Wellington Management Company, LLP and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. We utilize risk analysis tools to help maintain the Portfolio’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach, incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.
During the period, strong selection in the Information Technology, Industrials, and Energy sectors was somewhat offset by weaker stock selection within Financials and Consumer Staples. Sector allocation, a result of bottom-up stock selection, detracted from relative performance, largely due to an overweight position in Information Technology and an underweight in Energy stocks.
The Portfolio’s largest contributors to relative performance during the period included Las Vegas Sands Corp. (“Las Vegas Sands”), Riverbed Technology, Inc. (“Riverbed Technology”), and Caterpillar Inc. (“Caterpillar”). Owner and operator of casino resorts in Las Vegas, Macau, and Singapore, Las Vegas Sands’ shares rose after the firm’s results beat expectations on strong performance both in its new Singapore resort and in Macau. Shares of Riverbed Technology, a wide area network applications and software company providing optimized telecommunication solutions from remote locations, benefited from low penetration in a rapidly growing market for high response low cost solutions. The company is a beneficiary of server virtualization build-out across the world. Manufacturer of construction and mining equipment, diesel and natural gas engines, and industrial gas turbines, Caterpillar’s shares surged amid continued momentum in machinery sales driven by a robust recovery in construction activity. The Portfolio’s positions in Apple and Altera Corp. also contributed to positive returns during the year.
The Portfolio’s largest relative detractors during the period included Cisco Systems, Inc. (“Cisco Systems”), QLogic, Corp. (“QLogic”) and Medtronic, Inc. Leading supplier of networking equipment, software, and services for corporate data networks and the Internet, Cisco Systems’ shares fell on weaker than expected revenue guidance as state and local government spending slowed sharply due to budget concerns. Shares of QLogic, a designer and supplier of network infrastructure products, were hurt when the company announced lower-than-expected revenue guidance for the second quarter. The company subsequently revised estimates and reported estimates in line with expectations. A broad-based slowdown in procedural volumes has led to weakness in revenue growth for diversified medical device manufacturer Medtronic, Inc.

Blair A. Boyer	Paul E. Marrkand, CFA
Michael A. Del Balso
Spiros “Sig” Segalas

Co-Portfolio Managers	Portfolio Manager
Jennison Associates LLC	Wellington Management Company, LLP

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Value Portfolio
(unaudited)
MARKET ENVIRONMENT
Cramer, Rosenthal, McGlynn, LLC
Although the Federal Reserve Board’s (“Fed”) announcement of further Quantitative Easing Phase II was well telegraphed in August, commentary around “easier for longer” more than offset any initial disappointment regarding the $600 billion figure. The eventual side effects and ability to unwind the entire monetary stimulus were not a current concern. The markets also began to discount a Republican Party stampede in the late summer and they were not disappointed by the results.
There has been troubling news out of the Eurozone nearly every day (sovereign debt, bank debt, fiscal austerity); however, none was significant enough to have mattered this past quarter. Municipal bond markets declined as the Build America Bond program ended and spreads widened over fears of state and local budgetary crises. However, there were no headline grabbing defaults. Housing data continued to be tepid. There was a brief scare for the money center banks as the magnitude of the liability for mortgage put-backs soared, but, again, the issue receded. Most commodity prices continued their upward climb, but oil did not reach levels that are considered overly taxing to consumers. China has a more immediate inflation problem, mostly driven by food costs. Their government is once again trying to slow their economy without upsetting their key growth pillars, namely infrastructure investment and exports. We hope that they get it right, but interestingly the Shanghai stock market was down 14% in 2010. Most other emerging countries are also pursuing tighter monetary policies to likewise stem inflation. In the fourth quarter, all of these issues were topical and well discussed in many op-ed sections, but none were able to derail the equity market momentum which culminated in the best December in more than a decade.
In 2010, there was a 23% increase in global merger and acquisitions (“M&A”) ($2.8 trillion) and stock buybacks more than doubled for Standard & Poor’s 500® Index (“S&P 500”) companies. While dividend increases were modest in 2010, there were over 100 companies that bought back shares as prospective dividend tax treatment was unclear for most of the year.
J.P. Morgan Investment Management Inc.
U.S. equity markets rallied during the back half of 2010, enabling market indexes to fully recover losses that followed the Lehman Brothers collapse in September 2008. The road back towards two-year highs was most certainly not a straight ride upward. After rising steadily during the first four months of the year, equities began to sell off in May as investors became fearful of a potential credit crisis in Europe and a slowdown in the Chinese economy. Approaching mid-year, continuously weaker-than-expected economic data brought the possibility of a double-dip recession to the forefront of investors’ minds.
Confidence increased in July as concerns about a potential credit crisis in Europe eased and earnings of U.S. corporations continued to exceed expectations. However, equities retreated again in August as downward revisions to the second quarter U.S. gross domestic product, rising weekly unemployment claims and disappointing home sales once again reignited concerns that the U.S. economy may fall back into recession. Equity markets advanced strongly in the final months of the year on the heels of repeated reassurances from the Fed that it is prepared “to provide additional accommodation” if needed to further support the economic recovery, and on expectations that the U.S. mid-term elections would split up what was viewed as a not so business-friendly Congress. The year finished with one of the strongest Decembers on record when a large piece of uncertainty was removed as Congress voted to extend the Bush-era tax cuts.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Mid Value Portfolio (“Portfolio”) returned 21.29%. By comparison its benchmark, the Russell Midcap® Value Index, returned 24.75%.
STRATEGY REVIEW
Cramer, Rosenthal, McGlynn, LLC
Some of the top contributors to year’s performance were St. Jude Medical, Inc. (“St. Jude Medical”) and Fifth Third Bancorp. During the second quarter, many medical product companies suffered from a slowdown in medical procedures. We took advantage of this decline to establish a new position in St. Jude Medical in this strategy. The company is enjoying share gains in their cardiac rhythm management segment behind new technology and has a duopoly position in atrial fibrillation ablation. The company is also relocating much of its manufacturing to lower cost facilities which should enhance their operating margins. Fifth Third Bancorp announced better than expected results and an improvement in its commercial lending production, particularly in the Midwest. In addition, we believe the company will finally payback the Trouble Asset Relief Program in early 2011.
Some of the year’s detractors were Regions Financial Corp. (“Regions Financial”) and Unum Group (“Unum”). During the 2nd quarter we established a new position in Regions Financial, as we believe its newly reconstituted management team to show further credit quality improvements, which in turn should drive significant earnings at the company. Longer-term, the bank’s balance sheet remains highly levered to rising interest rates. However, the shares were dragged down by concerns over the potential impact of the Gulf Coast’s oil spill on its borrowers and the developing litigation surrounding Morgan Keegan’s fixed income funds. In the 3rd quarter 2010 we exited this position and redeployed capital to higher conviction ideas. Similar to the rest of the life insurance group, Wall Street became increasingly concerned about the impact of low interest rates on the profitability of Unum’s various businesses and the stock underperformed.
J.P. Morgan Investment Management Inc.
Our strategy employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. While the strategy participated in much of the market’s advance, the Portfolio underperformed its benchmark due mostly to stock selection and an underweight in the energy sector as well as stock selection and an overweight in the healthcare sector. Alternatively, stock selection in the information technology and materials sectors made positive contributions to results.
A top contributor to performance was Tyco Electronics, Ltd. (“Tyco”), a global provider of engineered electronic components, network solutions, specialty products and undersea telecommunication systems. The company delivered solid results throughout the year. Tyco aggressively cut costs during the downturn and appears to be benefiting from the broad-based economic recovery.
Another top contributor to performance was WABCO Holdings, Inc. (“WABCO”), a leading provider of electric and electromechanical braking, stability and suspension systems for commercial vehicles. WABCO consistently beat earnings and revenue expectations throughout the year as it benefited from a global recovery in the commercial vehicle market.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Value Portfolio (continued)
(unaudited)
STRATEGY REVIEW (continued)
H&R Block, Inc., a provider of tax, banking, and business and consulting services, was a top detractor from performance. The stock came under pressure as higher levels of unemployment led to a subsequent decline in tax returns and investor concerns about the continuing trend of individuals shifting to “do it yourself” tax preparation products. Given these headwinds, as well as significant turnover of senior management, we sold the stock and redeployed proceeds to more attractive investment opportunities.
Another detractor from performance was L-3 Communications Holdings, Inc., a defense contractor operating in command, control, communications, intelligence, surveillance and reconnaissance systems. The stock performed poorly due mostly to anticipated reductions in U.S. government defense spending. Given an attractive valuation and the company’s competitive position in key areas in defense, such as unmanned systems, we remain invested in the name.

Jay B. Abramson	Gloria Fu, CFA
Robert L. Rewey, III	Lawrence Playford, CFA
Jonathan K.L. Simon

Co-Portfolio Managers	Co-Portfolio Managers
Cramer, Rosenthal, McGlynn, LLC	J.P. Morgan Investment Management Inc.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Growth Portfolio
(unaudited)
MARKET ENVIRONMENT
Spurred by the Federal Reserve Board’s (“Fed”) second Quantitative Easing Phase II (“QE2”) program and comforted by the shift in the balance of power in Congress back towards the center, the market continued the rally that began in September. Improved economic data during the fall helped ease fears of a double-dip recession and raised confidence that corporate earnings would continue to be strong.
Growth stocks led for the year across the market capitalization spectrum. Performance was led by strong stock selection in the consumer discretionary, energy, and information technology sectors, offset slightly by underperformance in the financials sector.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Mid Growth Portfolio returned 29.27%. By comparison its benchmark, the Russell Midcap® Growth Index, returned 26.38%.
STRATEGY REVIEW
Contributors to performance over the last year were F5 Networks, Inc. (“F5 Networks”), Fossil, Inc. (“Fossil”), and Salesforce.com, Inc. (“Salesforce.com”) F5 Networks rose due to continued strong demand for its communications equipment, which benefited from data center consolidation and “server virtualization,” secular trends that are believed to be in the early stages of adoption. Fossil, a leading manufacturer of watches and accessories, rose due to strong demand for the company’s products. The most notable driver was a resurgence in fashion watch demand. Salesforce.com gained as demand for the company’s “cloud-computing” solutions strengthened. These solutions permit customers to use software on an as-needed basis without having to manage data centers and servers, reducing up-front costs and allowing companies to focus on their core business expertise.
The largest detractors from performance were Plexus Corp. (“Plexus”), Atheros Communications, Inc. (“Atheros”), and Marshall & IIsley Corp. (“Marshall & IIsley”). Plexus, an electronic contract manufacturer, declined because of worries over its European market exposure and inventory cuts at several customers. Atheros, a fabless supplier of wireless semiconductors, fell due to market share losses and weakness in sales to the personal computer industry. Marshall & IIsley dropped due to reporting worse-than-expected credit metrics, diminishing confidence in its credit recovery.
We believe the combination of an improved economic tone, better political environment, and continued profit growth make the stock market outlook for the first half of 2011 positive. Farther out, the picture is clouded by the need to address the federal deficit and a number of underfunded social safety-net and pension issues at the federal, state, and local levels. Additionally, it remains unclear whether the current better economic tone can withstand the end of the QE2 program, scheduled to expire at mid-year. With the savings rate still well below the long term average and housing prices drifting lower, sustained economic growth remains a critical question.
In this light, we continue to prefer to search for positively surprising fundamentals in companies that are benefiting from strong secular trends, improving industry dynamics, or simply executing well at the company specific level rather than making a straightforward bet on lesser companies. The risk to this approach includes the possibility that economic growth can sustain at a robust level, unaided by excess liquidity. Another risk is that very low interest rates inspire an acquisition boom in lower quality companies, causing better quality, higher valuation stocks to underperform.
Despite concern for the domestic consumer, we enter 2011 most overweighted in the consumer discretionary sector, where many of our holdings are gaining share via strong product cycles, international expansion, or company specific execution. Conversely, we are most underweight financials, where deleveraging continues to weigh on loan growth and reregulation threatens profitability.
Clifford Fox
Michael Iacono
Katerina Wasserman
Co-Portfolio Managers
Columbus Circle Investors

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Value Portfolio
(unaudited)
MARKET ENVIRONMENT
Equities rebounded sharply in the second half. Investors shrugged off sovereign debt fears in Europe and embraced strong earnings growth, generally improving economic data, the extension of U.S. tax cuts, and continued high levels of global liquidity to push stocks higher.
In this environment, all ten sectors in the Russell 2000® Value Index (+24.5%) posted positive returns during the period, July 9 — December 31, 2010. In this period, the materials (+43.9%) and energy (+34.9%) sectors increased the most, while the telecommunication services sector (+9.6%) lagged the broader index returns.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Small Value Portfolio (“Portfolio”) returned 23.12%. By comparison, its benchmark, the Russell 2000® Value Index, returned 24.5%. (Prior to July 9, 2010, this Portfolio was managed by a different sub-adviser).
STRATEGY REVIEW
For the period beginning July 9, 2010 through December 31, 2010, the Portfolio returned 23.8%. By comparison its benchmark, the Russell 2000 ®Value Index, returned 24.5%.
The Portfolio employs a bottom-up stock selection process that utilizes Wellington Management’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time. We take a long-term approach, focusing on high-quality companies with a record of above-average rates of profitability that sell at a discount relative to their intrinsic value and the overall small cap market. Companies with a history of above-average profitability are likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of the business or fund measures that otherwise benefit shareholders, such as dividend distributions and share repurchases. The quality of a company’s management, its strategic direction, and expectations with regard to the use of current and future cash flows are integral components of our valuation process.
During the year, weak stock selection in health care and materials was partially offset by stronger selection in the consumer staples and consumer discretionary sectors. Allocation amongst sectors, a residual of the bottom-up stock selection process, had an additive effect due to an underweight in financials and overweight in industrials.
The Portfolio’s largest contributors to relative performance during the period included Belden, Inc. (“Belden”), Stage Stores, Inc. (“Stage Stores”), and Arbitron, Inc. (“Arbitron”). Belden designs, manufactures, and markets electronic cables and connectivity products for the specialty electronics and data-networking markets. The company reported better than expected earnings and improving margins, and again raised full-year guidance. In addition, Belden announced two accretive acquisitions and sold a money-losing business during the period. Shares of Stage Stores, the Houston retailer, rose after the company narrowed its fiscal third-quarter net loss and lifted its estimate of fourth-quarter same-store sales. Shares of Arbitron, a leading provider of media audience rating services for the radio industry, benefited when the company announced a favorable contract extension with their largest customer and provided solid earnings guidance for 2011.
The Portfolio’s largest relative detractors during the period included ICON PLC (“ICON”), Carlisle Cos. (“Carlisle”), and First Midwest Bancorp, Inc. (“First Midwest”). Shares of ICON, a contract research organization providing outsourced development services on a global basis to the pharmaceutical industry, fell when the company reduced its guidance for the remainder of 2010 based on slower revenue realization of the backlog and startup expenses associated with new strategic alliances. Diversified manufacturing company Carlisle disappointed after the company reported somewhat disappointing quarterly results on higher raw materials costs and lower average selling prices. Carlisle’s shares finished the period up, but trailed their industrials peers. Shares of Chicago-based regional bank First Midwest fell sharply on weak earnings driven by higher credit costs. The Portfolio’s positions in Penn Virginia Corp., and MB Financial, Inc. also hurt relative and absolute performance results during the period.
Timothy J. McCormack, CFA
Shaun F. Pedersen, involved in portfolio management and securities analysis since 2010.
Co-Portfolio Managers
Wellington Management Company, LLP

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio
(unaudited)
MARKET ENVIRONMENT
Fort Washington Investment Advisors, Inc.
The stock market picked up in 2010 where 2009 ended. The Russell 2000® Growth Index rose strongly to start the year, appreciating by about 15% from year end 2009 to mid-April. The economy exhibited signs of continued recovery, while a historic improvement in corporate earnings combined with continued multi-decade low interest rates seemed to be the primary drivers of the improved outlook. However, in April, the European debt crisis interrupted the market’s ascent as fears about the spillover effect into global economies caused profit taking. The U.S. economy slowed through the summer as the jobs picture became more clouded and other economic statistics softened. However, several factors contributed to a powerful rally that ensued from the August lows which lasted through the end of the year: 1) 3rd quarter earnings reports again surprised positively; 2) economic data proved more positive; 3) Congress and the President reached a compromise on the Bush era tax cuts; and 4) the Federal Reserve Board (“Fed”) stating it will initiate a second round of Quantitative Easing Phase II (“QE2”).
Invesco Advisers, Inc.
With returns in excess of 15%, the U.S. equity market was one of the best performing regions in the world in 2010. These gains were achieved despite rapid changes in investors’ risk appetite that dominated market sentiment mid-year given the second quarter sell-off, mid-term U.S. elections, and sovereign debt issues in Europe. Continued improvement in the overall U.S. economy also supported these gains. Third quarter gross domestic product (“GDP”) was strong when initially reported and was subsequently revised upward. Inflation remains non-existent as companies find themselves much too early in the recovery cycle to test pricing power. Improvement in retail sales over the same period last year offered encouraging signs that the American consumer is willing to spend. Despite a stubbornly high unemployment rate, investor sentiment improved in the fourth quarter in response to both monetary and fiscal policy moves designed to bolster the recovery.
For 2010, the Russell 2000® Index (“Russell 2000®”) returned 26.86%, outpacing both its mid-cap and large-cap peers. For the second consecutive year, growth stocks outpaced value stocks across the capitalization spectrum, which is typical in the early stages of an economic recovery.
Wellington Management Company, LLP
U.S. equities were volatile during the year, moving higher early in the period on strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and sovereign debt challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year. Investors shrugged off sovereign debt fears in Europe and embraced strong earnings growth, generally improving economic data, the extension of U.S. tax cuts, and continued high levels of global liquidity to push equities higher.
In this environment, all ten sectors in the Russell 2000® Value Index (+24.5%) gained during the year. The materials (+36.6%) and industrials (+31.5%) sectors increased the most, while the telecommunication services (+5.2%) and consumer staples (+14.7%) sectors posted more modest returns.
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Small Core Portfolio (“Portfolio”) returned 29.89%. By comparison, its benchmarks, the Russell 2000® and the Standard & Poor’s 500® Index, returned 26.86% and 15.06%, respectively.
STRATEGY REVIEW
Fort Washington Investment Advisors, Inc.
Stock selection within consumer discretionary generated the greatest relative returns for the year, followed by financials, telecommunication services, and technology. The industrial sector was the largest detractor from relative performance while healthcare and energy also negatively affected the Portfolio.
Stocks with the greatest outperformance for 2010 included:
•	Consumer discretionary — Netflix, Inc., Coinstar, Inc., Deckers Outdoor Corp., and Chipotle Mexican Grill, Inc.

•	Technology/telecommunications — Riverbed Technology, Inc., Finisar Corp., Skyworks Solutions, Inc., and Syniverse Holdings, Inc.

•	Financials — Portfolio Recovery Associates, Inc., and Ezcorp, Inc.

•	Healthcare — Alexion Pharmaceuticals, Inc., Salix Pharmaceuticals, Inc., and NxStage Medical, Inc.

•	Energy — Lufkin Industries, Inc.
Stocks with the greatest negative impact on the Portfolio included:
•	Industrials — Sykes Enterprises, Inc., AAR Corp., and Granite Construction, Inc.

•	Healthcare — Auxillium Pharmaceuticals, Inc., Wright Medical Group, Inc., Spectranetics Corp., and RTI Biologics, Inc.

•	Energy — Arena Resources, Inc., and Natural Gas Services Group, Inc.

•	Technology — Vistaprint NV and Euronet Worldwide, Inc.

•	Consumer discretionary — hhgregg, Inc., Chico’s FAS, Inc., and American Public Education, Inc.
The Portfolio’s sector overweight positions and rationale are generally similar to last quarter. Going into 2011, we are overweight in financials, technology, consumer discretionary, and energy. The financial position is driven by pawn broker and debt collection companies, which we believe may benefit from the continued contraction in consumer credit, higher gold prices and increasing supply of charged off credit card debt. In technology, the Portfolio is positioned to benefit from the increasing need for data capacity/speed for enterprise, internet, and wireless applications. In consumer discretionary, we like companies that have strong organic sales growth driven by geographic expansion and/or recurring revenue. In energy, oil demand is improving and we believe global oil production growth will be challenged longer term.
Our largest underweight positions are in industrials, consumer staples, and materials. However, we have added to industrials and materials as it appears the economy has improved in the last several months. In consumer staples, we have chosen to redeploy those funds into companies in consumer discretionary that we believe have more growth potential.
As we stated above, the economy has generated some momentum recently but still remains tenuous. We continue to focus on companies that have the ability to increase sales, even in a difficult economic environment, through new product introductions, geographic expansion, and/or niche product or service offerings. In addition, companies that have operating leverage from cyclically improving end-markets will be another avenue of focus.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio (continued)
(unaudited)
STRATEGY REVIEW (continued)
Invesco Advisers, Inc.
The Portfolio is an active small capitalization strategy designed to capture excess returns through Invesco Global Quantitative Equity’s proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts. To capture excess return, our process: 1) systematically evaluates stocks within their respective industries using four key investment concepts: earnings momentum; price trend; management action; and relative value; and 2) constructs the Portfolio and manages risk to limit the impact of unintended beta, size, and industry biases through an optimization technique that seeks to maximize expected return at a specified level of risk. The research team is dedicated to an ongoing effort to quantify and rigorously test investment themes. Stock selection is expected to be the primary driver of excess returns because we control for risk associated with sector/industry bets, style exposures, and beta. We are also very risk-management driven as the Portfolio has a low tracking error target of 5%.
Stock selection was the primary source of valued added but sector and risk (style) decisions also contributed. In terms of style factor biases, the Portfolio greatly benefited from having an overweight to price momentum in 2010, which is directly related to our investment process. Furthermore, overweights to the consumer cyclical and health care sectors, along with an underweight to financials, contributed favorably while an underweight to basic materials hurt results.
Stock selection was positive in nine of 13 sectors led by financials (banks, asset managers/brokers, and insurers), health care (pharmaceuticals), commercial services (industrial and information services), and energy (oil services). The five best stocks were overweight positions in Complete Production Services, Inc. (oil services), Dollar Thrifty Automotive Group, Inc. (industrial services), Valeant Pharmaceutical, Inc. (pharmaceuticals), Cirrus Logic, Inc. (semiconductor), and Dillards, Inc. (department stores). These positive results were partially offset by stock selection in consumer cyclicals (automotive-related and apparel/textiles) and transportation (airlines) that did not add value. The five worst stocks were overweight positions in Gilbraltar Industries, Inc. (metals/mining), Agilysys, Inc. (information technology), Stone Energy Corp. (oil/natural gas), Oshkosh Corp. (automotive-related), and not owning American Capital, Ltd. (investment banking).
Within the portfolio, we target 2% cash at the time of rebalance, and we use Russell 2000® Index futures to equitize the cash position. The account has daily cash flows; therefore, we buy or sell futures in the account to keep the portfolio as fully invested as possible. Because the cash balance and number of futures contracts changes each day, and the timing of the futures trades is in the middle of the trading day, it is difficult to determine the exact performance attribution. In 2010, the Portfolio’s average month-end cash position was 1.4% and the Russell 2000® Index returned 26.85%, resulting in an estimated 38 basis points contribution from the futures exposure.
Wellington Management Company, LLP
The Portfolio employs a bottom-up stock selection process that utilizes Wellington Management’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time. We take a long-term approach, focusing on high-quality companies with a record of above-average rates of profitability that sell at a discount relative to their intrinsic value and the overall small cap market.
Companies with a history of above-average profitability are likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of the business or fund measures that otherwise benefit shareholders, such as dividend distributions and share repurchases. The quality of a company’s management, its strategic direction, and expectations with regard to the use of current and future cash flows are integral components of our valuation process.
During the period, strong selection in the consumer staples and energy sectors contributed most to outperformance. This was somewhat offset by weaker stock selection within materials and health care. Allocation amongst sectors, a residual of the bottom-up stock selection process, had an additive effect due to an underweight in financials and overweight in industrials.
The Portfolio’s largest contributors to relative performance during the period included Belden, Inc. (“Belden”), Herbalife, Ltd. (“Herbalife”), and Arbitron, Inc. (“Arbitron”). Belden designs, manufactures, and markets electronic cables and connectivity products for the specialty electronics and data-networking markets. The company reported better than expected earnings and improving margins, and again raised full-year guidance. In addition, Belden announced two accretive acquisitions and sold a money-losing business during the period. Shares of Herbalife, a leading worldwide direct marketer of health and nutrition products, appreciated due to continued strong profit results. Shares of Arbitron, a leading provider of media audience rating services for the radio industry, benefited when the company announced a favorable contract extension with their largest customer and provided solid earnings guidance for 2011.
The Portfolio’s largest relative detractors during the period included Penn Virginia Corp. (“Penn Virginia”), Snyder’s-Lance, Inc. (formerly Lance, Inc.) (“Synders-Lance”), and Matthews International Corp. (“Matthews International”). Independent oil and gas exploration and production company Penn Virginia disappointed after the company announced lower than anticipated quarterly earnings due to production delays. Shares of Snyder’s-Lance, Inc., a producer of snack foods, were hurt earlier in the year when the company fell short of analyst expectations. Lance, Inc., shares have since rebounded due in part to the merger with pretzel-maker Snyder’s of Hanover, Inc. Identification and memorialization products supplier Matthews International’s shares fell when the company issued cautious guidance for 2011 due to the declining rate of casketed burial deaths in the U.S. and rising commodity costs. The Portfolio’s positions in Sterling Construction Co., Inc. and MB Financial, Inc., also hurt relative and absolute performance results during the period.

Richard R. Jandrain III	Timothy J. McCormack, CFA	Ralph Coutant, CFA
Daniel J. Kapusta	Shaun F. Pedersen, involved in portfolio	Anthony Munchak, CFA
Bihag N. Patel, CFA	management and securities	Glen Murphy, CFA
David K. Robinson, CFA	analysis since 2004.	Francis Orlando, CFA
Anthony Shufflebotham, CFA

Co-Portfolio Managers	Co-Portfolio Managers
Fort Washington Investment Advisors, Inc.	Wellington Management Company, LLP	Co-Portfolio Managers
Invesco Advisers, Inc.

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Growth Portfolio
(unaudited)
MARKET ENVIRONMENT
The year 2010 was a volatile year as the market continued its upward momentum from 2009’s impressive recovery. Within the Russell 2000® Growth Index (“Russell 2000® Growth”), consumer discretionary stocks benefitted from a recovery in retail sales and overall consumer confidence. In the first quarter, the market also received a boost from the healthcare sector as the passage of healthcare reform removed much of the uncertainty surrounding the sector.
Most indices reached 52-week highs by late April, only to see a sharp reversal as weakening economic data raised the specter of a double-dip recession. Housing statistics turned downward shortly after the expiration of the first time home buyers’ tax credit, and employment statistics showed a lack of improvement as corporations and small businesses remained hesitant to add jobs. Furthermore, with the spreading sovereign debt crisis and the massive oil spill in the Gulf of Mexico, it was not surprising that consumer and investor sentiment turned negative by mid-year.
The market continued to display tremendous volatility, as it reversed in the second half of 2010, beginning with the best September ever for the Russell 2000®. In addition, higher beta stocks also played a significant role beginning in the third quarter, where highest beta stocks in the Russell 2000® Growth outperformed lower beta stocks by a wide margin, particularly within technology. This “high beta trade” presented a headwind for a lower beta growth manager such as Perimeter Capital Partners, LLC (“Perimeter”).
PERFORMANCE
For the year ended December 31, 2010, Transamerica Partners Small Growth Portfolio (“Portfolio”) returned 25.65%. By comparison its benchmark, the Russell 2000® Growth, returned 29.09%.
STRATEGY REVIEW
Consumer discretionary was a top contributor to the Portfolio’s performance, with both stock selection and an overweight to the benchmark providing a nice tailwind to returns. The overweight in consumer discretionary has been less a bullish call on a “robust consumer”. Instead, our overweight was more company-specific, with a focus on companies that we feel can continue to maintain strong growth whatever the consumer environment (e.g. Deckers Outdoor Corp., Steve Madden, Ltd., etc.).
Healthcare was also a contributor to the Portfolio’s performance, mainly due to being an underweight in the sector that lagged considerably during the year. Our healthcare positions were largely driven by a reversal of 2009’s trends such as falling hospital capital expenditure and procedure volumes. Hospitals needed to restock, clarity was gained on the health care reform bill and valuation for many companies in the space became attractive.
Although Perimeter stock selection in technology contributed an average of 30% for the year, this was not enough to keep pace with the benchmark’s 40+% return for the sector. Our underweight in technology also proved to be a headwind. Earlier in the year Perimeter reduced our weight to the sector on concerns of excess semiconductor and component inventories, which proved to be a solid call. As we sought to increase our weight in the space, many stocks (namely network storage and communication companies) ran higher due to surging earnings growth and the frenzy of merger and acquisition activity that began in the third quarter and continued in the fourth. Nowhere was the high beta trade felt more acutely than in technology stocks, as there was much speculation on which company, regardless of fundamentals, was next to be acquired.
Despite the highly diversified/lower volatility profile of the Portfolio, we feel we have performed as expected in such a strong environment, relatively keeping pace with the benchmark. However, we are by no means satisfied with our recent results and are committed to making the most of what we believe will be a more normalized market in the coming year. We remain focused on our investment process of investing in higher quality companies that are expected to post the strongest relative earnings growth and momentum in the market, across all industries and sectors.
James N. Behre
Mark D. Garfinkel, CFA
Co-Portfolio Managers
Perimeter Capital Partners LLC

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners International Equity Portfolio
(unaudited)
MARKET ENVIRONMENT
Despite some negative sentiment at the start of the year, most international equity markets ended the year in positive territory. As the year progressed, positive economic development and abundant liquidity more than offset lingering sovereign debt and currency concerns in certain peripheral European countries. Transamerica Partners International Equity Portfolio (“Portfolio”) strategy was a beneficiary of this.
PERFORMANCE
For the year ended December 31, 2010, the Portfolio returned 14.94%. By comparison its benchmark, the Morgan Stanley Capital International All Country World ex-U.S. Index, returned 11.60%.
STRATEGY REVIEW
Broadly speaking, the consumer discretionary, energy and information technology (“IT”) sectors were the key drivers of outperformance during the year. When viewed at the country level, the United Kingdom was the top contributor. On a more granular level, there were several stocks that posted very strong returns for the year. Momentum in business fundamentals continues for Volkswagen AG as they gain market share in developed economies as well as in Brazil and China. Increased operating efficiencies coupled with brand cache (Audi AG) have allowed for pricing power, and ultimately an improvement in operating margins. Komatsu, Ltd. (“Komatsu”), and China National Offshore Oil Company Ltd., (“CNOOC”) continue to benefit from optimism about emerging market growth, energy and commodity prices. Komatsu continues to experience strong demand for its construction and mining machinery. CNOOC provides an unusual mix of leverage to oil prices and production growth upside, reinforced by new gas discoveries this past quarter. Outside of energy, Carnival PLC (“Carnival”) has experienced a resurgence in demand as the cruise industry offers competitively priced vacation packages. Earnings guidance has been raised, reflecting accelerated bookings and firm pricing. Importantly, Carnival was a top performer despite cost headwinds associated with the above mentioned strong energy prices and adverse publicity related to an engine fire that disabled one of its ships while at sea.
Detractors during the year generally reflect sovereign debt concerns in Europe as well as company specific issues. BNP Paribas and Intesa Sanpaolo SpA (“Intesa”) were impacted by the former. European banks generally become more sensitive to capital requirements as Basel III financial regulations move closer to implementation. This headwind looms larger against a backdrop of sovereign debt concerns because major European financial institutions are often the key buyers of European sovereign paper and growth and capital generation targets are not necessarily secure. Vestas Wind Systems A/S has seen weaker than anticipated order growth for wind turbines and lingering concerns surrounding government financial incentives for alternative energy. Petroleo Brasileiro SA (“Petrobras”) was also a significant detractor for the year. Sentiment surrounding this stock soured due to a dilutive deal struck with the government of Brazil for offshore reserves.
Names recently eliminated from the Portfolio included Intesa, Petrobras, China Life Insurance Co., Ltd., and Cairn Energy PLC (“Cairn”). Sales were made primarily due to changes in company related specifics (Intesa, Petroleo Brasileiro SA), target price achievement (Cairn), or better alternative investment opportunities. One such new opportunity is Canadian exploration and production company Cenovus Energy, Inc. We believe their development and operating costs to be among best in class within the Canadian Oil Sands, Ltd. producers. Long term production growth appears sustainable from existing high quality reserves. Other additions include Norwegian based SeaDrill, Ltd., an offshore drilling contractor with a technologically advanced rig fleet and little current exposure to the Gulf of Mexico, where drilling activity has been curtailed since the BP oil spill; and high quality conglomerate Siemens AG (“Siemens”), which has leading positions in a number of growing industries such as energy and healthcare. In Siemens’ case, improved margins and capital returns are expected to deliver growth and encourage better valuation metrics than in the past.
William V. Fries, CFA
Wendy Trevisani
Lei Wang, CFA
Co-Portfolio Managers
Thornburg Investment Management, Inc.

Transamerica Partners Portfolios	Annual Report 2010

Schedules of Investments Composition
At December 31, 2010
(the following charts summarize the Schedule of Investments of each portfolio by asset type)
(unaudited)

% of Net
Transamerica Partners Money Market Portfolio	Assets

Certificate of Deposit	37.0%
Commercial Paper	22.6
Repurchase Agreement	17.3
Short-Term U.S. Government Obligation	11.0
U.S. Government Obligation	6.8
Corporate Debt Security	3.2
Short-Term Foreign Government Obligation	2.1
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

% of Net
Transamerica Partners High Quality Bond Portfolio	Assets

Corporate Debt Security	33.0%
Asset-Backed Security	31.0
Mortgage-Backed Security	19.7
U.S. Government Obligation	10.0
U.S. Government Agency Obligation	3.4
Securities Lending Collateral	2.6
Repurchase Agreement	1.5
Foreign Government Obligation	0.9
Other Assets and Liabilities - Net	(2.1)

Total	100.0%

% of Net
Transamerica Partners Inflation-Protected Securities Portfolio	Assets

U.S. Government Obligation	93.2%
Repurchase Agreement	5.5
Securities Lending Collateral	4.2
Foreign Government Obligation	0.3
Structured Note Debt	0.3
Corporate Debt Security	0.2
Purchased Swaption	0.2
Mortgage-Backed Security	0.2
Other Assets and Liabilities - Net(A)	(4.1)

Total	100.0%

	% of Net
Transamerica Partners Core Bond Portfolio	Assets

U.S. Government Agency Obligation	47.6%
Corporate Debt Security	29.4
Mortgage-Backed Security	21.0
U.S. Government Obligation	7.6
Asset-Backed Security	6.0
Repurchase Agreement	4.4
Municipal Government Obligation	2.2
Securities Lending Collateral	2.0
Purchased Swaption	1.7
Foreign Government Obligation	1.2
Preferred Corporate Debt Security	0.7
Convertible Bond	0.1
Preferred Stock	0.0	*
Warrant	0.0	*
Common Stock	0.0	*
Other Assets and Liabilities - Net(A)	(23.9)

Total	100.0%

	% of Net
Tansamerica Partners High Yield Bond Portfolio	Assets

Corporate Debt Security	87.3%
Loan Assignment	5.8
Repurchase Agreement	3.8
Common Stock	0.6
Convertible Preferred Stock	0.3
Preferred Stock	0.1
Asset-Backed Security	0.1
Convertible Bond	0.1
Preferred Corporate Debt Security	0.0	*
Right	0.0	*
Warrant	0.0	*
Investment Company	0.0	*
Other Assets and Liabilities - Net	1.9

Total	100.0%

% of Net
Transamerica Partners Balanced Portfolio	Assets

Common Stock	61.9%
U.S. Government Agency Obligation	16.5
Corporate Debt Security	10.9
Mortgage-Backed Security	6.1
Short-Term U.S. Government Obligation	2.9
U.S. Government Obligation	2.3
Asset-Backed Security	2.1
Municipal Government Obligation	1.1
Repurchase Agreement	1.0
Preferred Corporate Debt Security	0.3
Foreign Government Obligation	0.2
Preferred Stock	0.0 *
Warrant	0.0 *
Other Assets and Liabilities - Net(A)	(5.3)

Total	100.0%

% of Net
Transamerica Partners Large Value Portfolio	Assets

Common Stock	98.3%
Securities Lending Collateral	1.8
Repurchase Agreement	1.7
Other Assets and Liabilities - Net	(1.8)

Total	100.0%

% of Net
Transamerica Partners Large Core Portfolio	Assets

Common Stock	98.4%
Securities Lending Collateral	2.2
Repurchase Agreement	1.5
Other Assets and Liabilities - Net	(2.1)

Total	100.0%

% of Net
Transamerica Partners Large Growth Portfolio	Assets

Common Stock	99.8%
Securities Lending Collateral	1.6
Repurchase Agreement	0.2
Other Assets and Liabilities - Net	(1.6)

Total	100.0%

% of Net
Transamerica Partners Mid Value Portfolio	Assets

Common Stock	96.4%
Securities Lending Collateral	5.2
Repurchase Agreement	3.4
Other Assets and Liabilities - Net	(5.0)

Total	100.0%

Transamerica Partners Portfolios	Annual Report 2010

Schedules of Investments Composition
At December 31, 2010
(the following charts summarize the Schedule of Investments of each portfolio by asset type)
(unaudited)

% of Net
Transamerica Partners Mid Growth Portfolio	Assets

Common Stock	95.9%
Repurchase Agreement	0.8
Securities Lending Collateral	0.7
Other Assets and Liabilities - Net	2.6

Total	100.0%

% of Net
Transamerica Partners Small Value Portfolio	Assets

Common Stock	95.3%
Repurchase Agreement	4.7
Securities Lending Collateral	1.3
Other Assets and Liabilities - Net	(1.3)

Total	100.0%

% of Net
Transamerica Partners Small Core Portfolio	Assets

Common Stock	98.2%
Securities Lending Collateral	25.7
Repurchase Agreement	1.5
Investment Company	0.2
Short-Term U.S. Government Obligation	0.1
Warrant	0.0 *
Other Assets and Liabilities - Net(A)	(25.7)

Total	100.0%

% of Net
Transamerica Partners Small Growth Portfolio	Assets

Common Stock	97.6%
Securities Lending Collateral	25.6
Repurchase Agreement	2.7
Warrant	0.0 *
Other Assets and Liabilities - Net	(25.9)

Total	100.0%

% of Net
Transamerica Partners International Equity Portfolio	Assets

Common Stock	96.4%
Securities Lending Collateral	4.2
Preferred Stock	2.6
Repurchase Agreement	0.7
Other Assets and Liabilities - Net(A)	(3.9)

Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currencies contracts, Futures contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

*	Amount rounds to less than 0.1% or (0.1%).

Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Money Market Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts in thousands)

	Principal	Value

COMMERCIAL PAPER - 22.6%
Capital Markets - 1.9%
Credit Suisse
0.25%, 01/19/2011	$20,500	$20,497
Commercial Banks - 14.6%
Banco Bilbao Vizcaya
0.50%, 02/25/2011 - 144A	16,050	16,038
Banco Bilbao Vizcaya Argentaria SA
0.56%, 03/07/2011	16,350	16,350
Commonwealth Bank of Australia
0.27%, 02/25/2011 - 144A	33,250	33,237
Eksportfinans ASA
0.23%, 01/21/2011 - 144A	29,550	29,547
European Investment Bank
0.26%, 01/05/2011	21,400	21,395
Svenska Handelsbanken AB
0.27%, 02/17/2011	16,800	16,800
UBS Finance Delaware LLC
0.28%, 02/14/2011	11,050	11,046
Westpac Banking Corp.
0.31%, 04/08/2011 - 144A	10,450	10,441
Diversified Financial Services - 6.1%
Nordea North America, Inc.
0.33%, 01/06/2011	27,800	27,798
Societe Generale North America, Inc.
0.33%, 02/07/2011	19,000	18,994
0.50%, 02/01/2011	18,700	18,692

Total Commercial Paper (cost $240,835)		240,835

CERTIFICATES OF DEPOSIT - 37.0%
Capital Markets - 3.3%
Deutsche Bank AG
0.47%, 01/10/2011 *	35,000	35,000
Commercial Banks - 33.7%
Abbey National Treasury Services PLC
0.34%, 02/25/2011	38,100	38,100
Bank of Montreal
0.24%, 01/20/2011 *	16,600	16,600
Bank of Nova Scotia
0.30%, 04/04/2011 *	20,500	20,500
Barclays Bank PLC
0.36%, 05/03/2011 *	17,800	17,800
0.40%, 06/20/2011 *	19,550	19,550
BNP Paribas
0.33%, 02/18/2011	22,000	22,000
Credit Agricole SA
0.29%, 02/03/2011 *	32,350	32,350
National Australia Bank, Ltd.
0.32%, 06/10/2011 *	18,200	18,200
Nordea Bank Finland PLC
0.28%, 03/17/2011	7,000	7,000
Rabobank Nederland NV
0.29%, 01/13/2011	20,050	20,050
0.55%, 02/01/2011	23,700	23,701
Royal Bank of Canada
0.26%, 02/24/2011 *	13,400	13,400
0.28%, 08/26/2011 *	23,350	23,350
Royal Bank of Scotland PLC
0.29%, 01/20/2011	27,050	27,050
Svenska Handelsbanken AB
0.30%, 02/28/2011	11,800	11,800
Toronto-Dominion Bank Holdings, USA, Inc.
0.25%, 03/03/2011 *	20,750	20,750
Westpac Banking Corp.
0.29%, 05/13/2011 *	26,950	26,950

Total Certificates of Deposit (cost $394,151)		394,151

CORPORATE DEBT SECURITIES - 3.2%
Commercial Banks - 3.2%
Australia & New Zealand Banking Group, Ltd.
0.45%, 04/26/2011 - 144A *	11,350	11,358
International Bank for Reconstruction & Development
0.31%, 07/13/2011 *	14,550	14,550
National Australia Bank, Ltd.
0.37%, 07/07/2011 - 144A *	7,900	7,905

Total Corporate Debt Securities (cost $33,813)		33,813

SHORT-TERM FOREIGN GOVERNMENT OBLIGATION - 2.1%
Caisse D’amortissement de La Dette Sociale
0.26%, 03/15/2011 - 144A	22,200	22,188
Total Short-Term Foreign Government Obligation (cost $22,188)

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 11.0%
Fannie Mae
Zero Coupon, 01/05/2011	18,900	18,899
Freddie Mac
0.06%, 02/02/2011	19,600	19,597
0.09%, 02/16/2011	14,000	13,997
0.12%, 02/04/2011	18,250	18,247
0.35%, 04/01/2011 *	15,000	15,010
U.S. Treasury Bill
0.13%, 02/17/2011	31,950	31,945

Total Short-Term U.S. Government Obligations (cost $117,695)		117,695

U.S. GOVERNMENT OBLIGATIONS - 6.8%
U.S. Treasury Note
0.88%, 02/28/2011 - 04/30/2011	51,200	51,274
1.00%, 07/31/2011	21,300	21,397

Total U.S. Government Obligations (cost $72,671)		72,671

REPURCHASE AGREEMENTS - 17.3%
Deutsche Bank AG
0.22% ▲, dated 12/31/2010, to be repurchased at $20,100 on 01/03/2011. Collateralized by a U.S. Government Agency Obligation, 3.15%, due 10/28/2020, with a value of $20,385.	20,100	20,100
Goldman Sachs
0.14% ▲, dated 12/31/2010, to be repurchased at $63,801 on 01/03/2011. Collateralized by U.S. Government Agency Obligations, Zero Coupon - 6.25%, due 01/05/2011 - 09/15/2029, with a total value of $65,081.	63,800	63,800
HSBC Bank USA
0.21% ▲, dated 12/31/2010, to be repurchased at $53,001 on 01/03/2011. Collateralized by a U.S. Government Obligation, 1.88%, due 09/30/2017, with a value of $54,063.	53,000	53,000
JP Morgan Chase Bank
0.18% ▲, dated 12/31/2010, to be repurchased at $46,941 on 01/03/2011. Collateralized by a U.S. Government Agency Obligation, Zero Coupon, due 05/04/2011, with a value of $47,883.	46,940	46,940

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Money Market Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

REPURCHASE AGREEMENTS (continued)
State Street Bank & Trust Co.
0.01% ▲, dated 12/31/2010, to be repurchased at $6 on 01/03/2011. Collateralized by a U.S. Government Obligation, 1.00%, due 04/30/2012, with a value of $10.	$6	$6

Total Repurchase Agreements (cost $183,846)		183,846

Total Investment Securities (cost $1,065,199) #		1,065,199
Other Assets and Liabilities - Net		197

Net Assets		$1,065,396

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2010.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $1,065,199.
DEFINITION:
144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2010, these securities aggregated $130,714, or 12.27%, of the fund’s net assets.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Certificates of Deposit	$—	$394,151	$—	$394,151
Commercial Paper	—	240,835	—	240,835
Corporate Debt Securities	—	33,813	—	33,813
Repurchase Agreements	—	183,846	—	183,846
Short-Term Foreign Government Obligations	—	22,188	—	22,188
Short-Term U.S. Government Obligations	—	117,695	—	117,695
U.S. Government Obligations	—	72,671	—	72,671
Total	$—	$1,065,199	$—	$1,065,199

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Quality Bond Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts in thousands)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 10.0%
U.S. Treasury Note
0.38%, 08/31/2012 - 09/30/2012	$34,500	$34,423
0.50%, 11/30/2012	12,000	11,985

Total U.S. Government Obligations (cost $46,442)		46,408

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.4%
Fannie Mae
4.00%, 10/25/2016 - 07/25/2033	1,375	1,406
4.50%, 09/01/2013	987	1,016
5.00%, 04/01/2014	142	151
5.50%, 12/01/2022	883	956
6.00%, 05/01/2013 - 09/01/2014	377	410
Freddie Mac
2.87%, 12/15/2016	932	943
3.38%, 03/15/2018	2,402	2,481
4.00%, 09/15/2016 - 09/15/2017	2,639	2,697
5.50%, 03/01/2011 - 04/01/2017	582	615
6.00%, 10/15/2021	1,721	1,802
6.50%, 02/01/2013 - 04/01/2013	69	73
Ginnie Mae
4.66%, 12/16/2030 *	2,000	2,120
5.75%, 12/15/2022	870	954

Total U.S. Government Agency Obligations (cost $15,009)		15,624

FOREIGN GOVERNMENT OBLIGATION - 0.9%
Province of Quebec Canada
4.88%, 05/05/2014	3,650	4,040
Total Foreign Government Obligation (cost $4,099)

MORTGAGE-BACKED SECURITIES - 19.7%
Bear Stearns Asset Backed Securities Trust
Series 2003-AC3, Class A1
4.00%, 07/25/2033 *	500	465
Bear Stearns Commercial Mortgage Securities
Series 2002-PBW1, Class A1
3.97%, 11/11/2035 *	145	146
Series 2007-PW15, Class A2
5.21%, 02/11/2044	1,700	1,736
Commercial Mortgage Pass-Through Certificates
Series 2005-LP5, Class A2
4.63%, 05/10/2043	1,310	1,324
Series 2006-C8, Class A3
5.31%, 12/10/2046	5,690	5,906
Community Program Loan Trust
Series 1987-A, Class A4
4.50%, 10/01/2018	599	602
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class A2
4.18%, 11/15/2037	1,555	1,554
Crusade Global Trust
Series 2004-2, Class A1
0.41%, 11/19/2037 *	490	478
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A2
5.17%, 08/15/2048	3,734	3,806
GE Capital Commercial Mortgage Corp.
Series 2001-3, Class A1
5.56%, 06/10/2038	37	37
Series 2005-C1, Class A2
4.35%, 06/10/2048	3,237	3,262
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A2
4.31%, 08/10/2042	1,414	1,428
Series 2006-GG7, Class A2
5.88%, 07/10/2038 *	2,873	2,903
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A4
4.96%, 08/10/2038	4,400	4,562
Series 2006-GG6, Class A2
5.51%, 04/10/2038 *	883	888
Series 2006-GG6, Class AAB
5.59%, 04/10/2038 *	4,250	4,501
Series 2006-GG8, Class AAB
5.54%, 11/10/2039	4,700	4,979
Series 2007-GG10, Class A1
5.69%, 08/10/2045	373	380
GS Mortgage Securities Trust
Series 2007-GG10, Class AAB
5.81%, 08/10/2045 *	5,010	5,306
Interstar Millennium Trust
Series 2003-3G, Class A2
0.80%, 09/27/2035 *	199	186
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2002-C2, Class A1
4.33%, 12/12/2034	149	151
Series 2006-LDP7, Class A2
5.86%, 04/15/2045 *	4,146	4,193
JPMorgan Mortgage Trust
Series 2006-S2, Class 1A17
6.00%, 07/25/2036	2,468	2,300
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3
4.56%, 09/15/2027 *	4,550	4,576
Series 2004-C8, Class A3
4.44%, 12/15/2029	5,000	5,058
Series 2005-C7, Class A2
5.10%, 11/15/2030	637	638
Series 2006-C4, Class AAB
5.86%, 06/15/2032 *	4,000	4,306
Series 2006-C7, Class A2
5.30%, 11/15/2038	2,607	2,660
Series 2007-C2, Class A2
5.30%, 02/15/2040	4,308	4,428
Merrill Lynch Mortgage Trust
Series 2005-MKB2, Class A2
4.81%, 09/12/2042	2,258	2,257
Series 2006-C1, Class A2
5.61%, 05/12/2039 *	657	677
Wachovia Bank Commercial Mortgage Trust
Series 2003-C5, Class A1
2.99%, 06/15/2035	1,618	1,620
Series 2003-C9, Class A3
4.61%, 12/15/2035	3,242	3,384
Series 2007-C30, Class A3
5.25%, 12/15/2043	4,700	4,777
Series 2007-C30, Class APB
5.29%, 12/15/2043	5,000	5,118
Series 2005-9, Class 1A1
4.75%, 10/25/2035	931	930

Total Mortgage-Backed Securities (cost $90,756)		91,522

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Quality Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

ASSET-BACKED SECURITIES - 31.0%
American Express Co.
Series 2006-2, Class C
5.65%, 01/15/2014 - 144A	$2,300	$2,349
AmeriCredit Automobile Receivables Trust
Series 2009-1, Class B
9.79%, 04/15/2014	1,000	1,138
Avis Budget Rental Car Funding AESOP LLC
Series 2010-5A, Class A
3.15%, 03/20/2017 - 144A	2,000	1,953
Bay View Auto Trust
Series 2005-LJ1, Class A4
4.09%, 05/25/2012	429	435
BMW Vehicle Lease Trust
Series 2009-1, Class A3
2.91%, 03/15/2012	1,728	1,743
BMW Vehicle Owner Trust
Series 2010-A, Class A4
2.10%, 10/25/2016	4,000	4,083
Cabela’s Master Credit Card Trust
Series 2006-3A, Class A1
5.26%, 10/15/2014 - 144A	3,000	3,092
Capital One Multi-Asset Execution Trust
Series 2006-10, Class A
5.15%, 06/16/2014	3,000	3,084
Series 2009-A2, Class A2
3.20%, 04/15/2014	1,500	1,518
Capital One Prime Auto Receivables Trust
Series 2007-1, Class B
5.76%, 12/15/2013	3,000	3,051
CarMax Auto Owner Trust
Series 2010-2, Class A3
1.41%, 02/16/2015	4,750	4,782
CenterPoint Energy Transition Bond Co., LLC
Series 2009-1, Class A1
1.83%, 02/15/2016	2,624	2,660
Chase Funding Mortgage Loan Asset-Backed
Certificates
Series 2003-4, Class 1A6
4.43%, 10/25/2014 *	1,824	1,840
CIT Equipment Collateral
Series 2009-VT1, Class A3
3.07%, 08/15/2016 - 144A	1,705	1,722
Citibank Credit Card Issuance Trust
Series 2009-A5, Class A5
2.25%, 12/23/2014	3,000	3,067
Citibank Omni Master Trust
Series 2009-A8, Class A8
2.36%, 05/16/2016 - 144A *	2,850	2,885
CNH Equipment Trust
Series 2007-A, Class B
5.09%, 06/16/2014	2,000	2,003
Series 2009-B, Class A4
5.17%, 10/15/2014	3,100	3,259
Series 2009-C, Class A4
3.00%, 08/17/2015	3,000	3,091
Series 2009-C, Class B
4.98%, 04/15/2016	500	515
Series 2010-A, Class B
4.04%, 09/15/2016	2,175	2,235
Series 2010-B, Class A4
1.74%, 01/17/2017	4,400	4,369
Discover Card Master Trust
Series 2008-A3, Class A3
5.10%, 10/15/2013	4,000	4,053
Entergy Texas Restoration Funding LLC
Series 2009-A, Class A1
1.00%, 02/01/2016	2,140	2,184
Ford Credit Auto Owner Trust
Series 2006-C, Class D
6.89%, 05/15/2013 - 144A	2,000	2,054
Series 2007-A, Class B
5.60%, 10/15/2012	1,000	1,042
Series 2009-E, Class A4
1.00%, 11/15/2014	2,480	2,546
Series 2010-A, Class A3
1.32%, 06/15/2014	2,630	2,649
Series 2010-B, Class A4
1.58%, 09/15/2015	2,725	2,736
Series 2010-B, Class B
2.54%, 02/15/2016	5,500	5,528
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class A1
1.50%, 09/15/2015	2,000	1,984
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A
3.69%, 07/15/2015	2,500	2,597
Series 2010-3, Class A
2.21%, 06/15/2016	3,000	3,050
GE Equipment Midticket LLC
Series 2009-1, Class A4
3.13%, 11/16/2020	4,750	4,891
Goal Capital Funding Trust
Series 2006-1, Class A1
0.29%, 08/25/2020 *	26	26
Honda Auto Receivables Owner Trust
Series 2009-2, Class A3
2.79%, 01/16/2012	1,070	1,082
Series 2009-2, Class A4
4.43%, 08/15/2012	2,650	2,793
Series 2010-1, Class A3
1.25%, 10/21/2013	2,400	2,413
Huntington Auto Trust
Series 2008-1A, Class A3A
4.81%, 04/16/2012 - 144A	1,087	1,093
Hyundai Auto Receivables Trust
Series 2008-A, Class A3
4.93%, 12/17/2012	1,986	2,025
Series 2010-B, Class A4
1.63%, 03/15/2017	2,000	1,980
Massachusetts RRB Special Purpose Trust
Series 2005-1, Class A4
4.40%, 03/15/2015	1,582	1,670
MBNA Credit Card Master Note Trust
Series 2004-B1, Class B1
4.45%, 08/15/2016	1,100	1,177
Mercedes-Benz Auto Receivables Trust
Series 2010-1, Class A3
1.42%, 08/15/2014	1,745	1,760
MMAF Equipment Finance LLC
Series 2009-AA, Class A4
3.51%, 01/15/2030 - 144A	5,385	5,591
Nissan Auto Lease Trust
Series 2009-B, Class A3
2.07%, 01/15/2015	1,250	1,258

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Quality Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

ASSET-BACKED SECURITIES (continued)
Popular ABS Mortgage Pass-Through Trust
Series 2005-3, Class AF3
4.44%, 07/25/2035 *	$460	$461
Railcar Leasing LLC
Series 1, Class A2
7.13%, 01/15/2013 - 144A Ə	5,887	6,238
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A3
1.27%, 12/16/2013	4,000	4,027
USAA Auto Owner Trust
Series 2009-2, Class A4
2.53%, 06/17/2013	1,005	1,035
Series 2010-1, Class A3
1.30%, 06/16/2014	3,200	3,220
Volkswagen Auto Lease Trust
Series 2009-A, Class A3
3.41%, 04/16/2012	3,192	3,226
Volkswagen Auto Loan Enhanced Trust
Series 2010-1, Class A4
2.14%, 08/22/2016	1,870	1,905
World Financial Network Credit Card
Master Trust
Series 2010-A, Class A
3.96%, 04/15/2019	4,750	4,872
World Omni Auto Receivables Trust
Series 2007-AA, Class B
5.31%, 12/15/2014 - 144A	3,500	3,538
Series 2010-A, Class A4
2.21%, 09/15/2013	2,200	2,246

Total Asset-Backed Securities (cost $143,093)		143,824

CORPORATE DEBT SECURITIES - 33.0%
Air Freight & Logistics - 0.2%
United Parcel Service, Inc.
3.88%, 04/01/2014	950	1,012
Beverages - 2.0%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 03/26/2013 ^	3,875	3,965
Bottling Group LLC
6.95%, 03/15/2014 ^	4,210	4,878
Capital Markets - 5.1%
Credit Suisse
5.50%, 05/01/2014	4,230	4,639
Deutsche Bank AG
2.38%, 01/11/2013 ^	4,840	4,911
Goldman Sachs Group, Inc.
0.47%, 02/06/2012 *	4,330	4,325
6.60%, 01/15/2012	2,800	2,961
Morgan Stanley
6.00%, 05/13/2014	6,100	6,591
Chemicals - 0.4%
Airgas, Inc.
4.50%, 09/15/2014	1,560	1,634
Commercial Banks - 3.2%
Bank of Nova Scotia
2.25%, 01/22/2013	6,640	6,761
Wells Fargo Bank NA - Series AI
4.75%, 02/09/2015	5,000	5,304
Westpac Banking Corp.
2.25%, 11/19/2012	2,705	2,768
Commercial Services & Supplies - 1.4%
Yale University
2.90%, 10/15/2014	6,250	6,446
Consumer Finance 1.8%
American Express Credit Corp.
7.30%, 08/20/2013	3,350	3,775
Capital One Financial Corp.
5.70%, 09/15/2011 ^	4,520	4,666
Diversified Financial Services - 6.3%
Citigroup, Inc.
5.30%, 10/17/2012	4,625	4,899
CME Group, Inc.
5.40%, 08/01/2013	2,275	2,505
Diageo Finance BV
5.50%, 04/01/2013 ^	3,320	3,624
General Electric Capital Corp.
1.88%, 09/16/2013 ^	2,000	2,001
John Deere Capital Corp.
5.25%, 10/01/2012	2,875	3,092
JPMorgan Chase & Co.
4.65%, 06/01/2014	5,610	5,989
Merrill Lynch & Co., Inc.
5.45%, 02/05/2013	3,025	3,191
NYSE Euronext
4.80%, 06/28/2013	3,670	3,939
Diversified Telecommunication Services - 1.5%
AT&T, Inc.
4.95%, 01/15/2013	6,375	6,833
Electric Utilities - 0.5%
Public Service Electric & Gas Co.
5.13%, 09/01/2012	2,365	2,522
Food & Staples Retailing - 1.0%
CVS Caremark Corp.
3.25%, 05/18/2015 ^	1,100	1,118
5.75%, 08/15/2011	3,470	3,578
Household Products - 0.8%
Procter & Gamble Co.
1.38%, 08/01/2012 ^	3,870	3,913
Insurance - 4.2%
Berkshire Hathaway Finance Corp.
5.00%, 08/15/2013	2,465	2,691
Berkshire Hathaway, Inc.
1.40%, 02/10/2012 ^	4,920	4,956
Metropolitan Life Global Funding I
2.50%, 09/29/2015 - 144A	7,285	7,178
5.13%, 06/10/2014 - 144A	430	468
New York Life Global Funding
5.38%, 09/15/2013 - 144A	3,745	4,132
Office Electronics - 0.8%
Xerox Corp.
8.25%, 05/15/2014	3,005	3,508
Oil, Gas & Consumable Fuels - 0.9%
Shell International Finance BV
4.00%, 03/21/2014	4,025	4,283
Pharmaceuticals - 0.7%
Novartis Capital Corp.
1.90%, 04/24/2013	3,215	3,266
Real Estate Investment Trusts - 0.2%
Boston Properties, LP
6.25%, 01/15/2013	776	846
Wireless Telecommunication Services - 2.0%
ALLTEL Corp.
7.00%, 07/01/2012	6,150	6,673
Cellco Partnership/Verizon Wireless
Capital LLC
3.75%, 05/20/2011	2,825	2,860

Total Corporate Debt Securities (cost $149,748)		152,701

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Quality Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

SECURITIES LENDING COLLATERAL - 2.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	12,193,958	$12,194
Total Securities Lending Collateral (cost $12,194)

	Principal	Value

REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co.
0.01% ▲, dated 12/31/2010, to be repurchased at $7,006 on 01/03/2011. Collateralized by a U.S. Government Obligation, 3.13%, due 04/30/2017, with a value of $7,151.	$7,006	7,006
Total Repurchase Agreement (cost $7,006)

Total Investment Securities (cost $468,347) #		473,319
Other Assets and Liabilities - Net		(9,618)

Net Assets		$463,701

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2010.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $6,238, or 1.35% of the fund’s net assets.

^	All or a portion of this security is on loan. The value of all securities on loan is $11,949.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $468,347. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,759 and $1,787, respectively. Net unrealized appreciation for tax purposes is $4,972.
DEFINITIONS:
144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2010, these securities aggregated $42,293, or 9.12%, of the fund’s net assets.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$143,824	$—	$143,824
Corporate Debt Securities	—	152,701	—	152,701
Foreign Government Obligation	—	4,040	—	4,040
Mortgage-Backed Securities	—	91,522	—	91,522
Repurchase Agreement	—	7,006	—	7,006
Securities Lending Collateral	12,194	—	—	12,194
U.S. Government Agency Obligations	—	15,624	—	15,624
U.S. Government Obligations	—	46,408	—	46,408
Total	$12,194	$461,125	$—	$473,319
Level 3 Rollforward - Investment Securities

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Change in Unrealized	In/(Out) of	Balance at
Securities	12/31/2009	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	12/31/2010

Asset-Backed Securities	$5,009	$2,968	$—	$(38)	$225	$(8,164)	$—

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Inflation-Protected Securities Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 93.2%
U.S. Treasury Bond
3.88%, 08/15/2040		$530	$488
4.38%, 05/15/2040		830	834
5.25%, 02/15/2029 ^ α		5,195	5,958
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028 ^		7,809	7,949
2.00%, 01/15/2026		15,250	16,193
2.13%, 02/15/2040		22,364	23,672
2.38%, 01/15/2025 - 01/15/2027		28,142	31,309
2.50%, 01/15/2029 ^		565	641
3.38%, 04/15/2032		944	1,220
3.63%, 04/15/2028		7,234	9,338
3.88%, 04/15/2029		12,745	17,093
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/2015		28,973	29,617
0.63%, 04/15/2013		869	895
1.25%, 04/15/2014 - 07/15/2020		12,159	12,562
1.38%, 07/15/2018		7,525	7,930
1.38%, 01/15/2020 ^ γ		5,722	5,946
1.63%, 01/15/2015 - 01/15/2018		10,269	10,968
1.88%, 07/15/2013 - 7/15/2015		26,754	28,714
1.88%, 07/15/2019 ^ γ		7,810	8,492
2.00%, 04/15/2012 - 01/15/2016		23,332	25,019
2.00%, 01/15/2014 ^		7,221	7,750
2.13%, 01/15/2019		2,201	2,435
2.38%, 01/15/2017 ^		15,546	17,324
2.50%, 07/15/2016		14,831	16,645
2.63%, 07/15/2017		876	997
3.00%, 07/15/2012		7,558	8,028
3.38%, 01/15/2012		7,230	7,558

Total U.S. Government Obligations (cost $297,601)			305,575

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Hellenic Republic Government Bond
2.30%, 07/25/2030	EUR	1,124	659
International Bank for Reconstruction & Development CPI
1.64%, 12/10/2013 *		$315	322

Total Foreign Government Obligations (cost $1,318)			981

MORTGAGE-BACKED SECURITY - 0.2%
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class A4
4.55%, 12/10/2041		695	705
Total Mortgage-Backed Security (cost $666)

CORPORATE DEBT SECURITY - 0.2%
Diversified Financial Services - 0.2%
Bear Stearns Cos., LLC CPI
2.97%, 03/10/2014 *		649	657
Total Corporate Debt Security (cost $608)

STRUCTURED NOTE DEBT - 0.3%
Consumer Finance - 0.3%
SLM Corp. CPI
3.29%, 01/31/2014 *		900	833
Total Structured Note Debt (cost $835)

	Notional
	Amount	Value

PURCHASED SWAPTIONS - 0.2%
Call Swaptions - 0.1%
If exercised the Portfolio receives 4.39%, and pays floating 3 month LIBOR, European Style Expires 05/08/2012	$5,000	$306
If exercised the Portfolio receives 4.39%, and pays floating 3 month LIBOR, European Style Expires 07/15/2015	2,200	100
Put Swaptions - 0.1%
If exercised the Portfolio receives floating 3 month LIBOR, and pays 4.39%, European Style Expires 05/08/2012	5,000	162
If exercised the Portfolio receives floating 3 month LIBOR, and pays 4.39%, European Style Expires 07/15/2015	2,200	183

Total Purchased Swaptions (cost $875)		751

	Shares	Value

SECURITIES LENDING COLLATERAL - 4.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	13,872,018	13,872
Total Securities Lending Collateral (cost $13,872)

	Principal	Value

REPURCHASE AGREEMENT - 5.5%
State Street Bank & Trust Co.
0.01% ▲, dated 12/31/2010, to be repurchased at $18,187 on 01/03/2011. Collateralized by a U.S. Government Obligation, 3.13%, due 04/30/2017, with a value of $18,554.	$18,187	18,187
Total Repurchase Agreement (cost $18,187)

Total Investment Securities (cost $333,962) #		341,561
Other Assets and Liabilities - Net		(13,551)

Net Assets		$328,010

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Inflation-Protected Securities Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)
WRITTEN SWAPTIONS:

	Floating Rate	Pay/Receive	Exercise	Expiration	Notional	Premiums Paid
Description	Index	Floating Rate	Rate	Date	Amount	(Received)	Value

Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.98	12/19/2011	$(7,700)	$(311)	$(331)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.06	07/15/2013	(2,600)	(148)	(101)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.13	12/16/2011	(8,600)	(354)	(436)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	5.39	01/06/2015	(2,500)	(172)	(225)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.98	12/19/2011	(7,700)	(310)	(254)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.06	07/15/2013	(2,600)	(148)	(187)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.13	12/16/2011	(8,600)	(355)	(242)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	5.39	01/06/2015	(2,500)	(173)	(124)

						$(1,971)	$(1,900)

SWAP AGREEMENTS:
INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

							Premiums	Net Unrealized
		Maturity		Currency	Notional	Market	Paid	Appreciation
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	(Received)	(Depreciation)

3-Month USD LIBOR	0.83%	07/27/2012	DUB	USD	$17,600	$(51)	$—	$(51)
3-Month USD-LIBOR	0.94	12/20/2012	DUB	USD	3,800	(11)	—	(11)
3-Month USD-LIBOR	2.34	12/20/2015	DUB	USD	5,800	(50)	—	(50)
U.S. CPI Urban Consumers NAS	1.84	10/25/2015	MYC	USD	9,460	103	—	103

						$(9)	$—	$(9)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

							Premiums	Net Unrealized
		Maturity		Currency	Notional	Market	Paid	Appreciation
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	(Received)	(Depreciation)

3-Month USD LIBOR	0.30%	06/24/2015	DUB	USD	$5,700	$72	$—	$72
3-Month USD-LIBOR	0.30	12/16/2020	CBK	USD	700	(5)	(4)	(1)
U.S. CPI Urban Consumers NAS	1.00	10/25/2020	MYC	USD	4,990	(51)	—	(51)

						$16	$(4)	$20

FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
Description	Type	Contracts Г	Expiration Date	(Depreciation)

10-Year U.S. Treasury Note	Long	161	03/22/2011	$(78)
2-Year U.S. Treasury Note	Long	125	03/31/2011	(11)
5-Year U.S. Treasury Note	Short	(240)	03/31/2011	10
Ultra Long U.S. Treasury Bond	Short	(42)	03/22/2011	48

				$(31)

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Euro	(455)	01/28/2011	$(623)	$15

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Inflation-Protected Securities Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $13,597.

α	All or a portion of this security is segregated as collateral with the broker for open swap contracts and/or for swaptions. The value of these securities at 12/31/2010 is $1,749.

γ	A portion of these securities in the amount of $396 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

*	Floating or variable rate note. Rate is listed as of 12/31/2010.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $335,206. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,668 and $2,313, respectively. Net unrealized appreciation for tax purposes is $6,355.

Г	Contract amounts are not in thousands.
DEFINITIONS:

CBK	Citibank N.A.

CPI	Consumer Price Index

DUB	Deutsche Bank AG

EUR	Euro

LIBOR	London Interbank Offered Rate

MYC	Morgan Stanley Capital Services

NAS	National Academy of Sciences

USD	United States Dollar
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Corporate Debt Security	$—	$657	$—	$657
Foreign Government Obligations	—	981	—	981
Mortgage-Backed Security	—	705	—	705
Purchased Swaptions	—	751	—	751
Repurchase Agreement	—	18,187	—	18,187
Securities Lending Collateral	13,872	—	—	13,872
Structured Note Debt	—	833	—	833
U.S. Government Obligations	—	305,575	—	305,575
Total	$13,872	$327,689	$—	$341,561

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Written Swaptions	$—	$(1,900)	$—	$(1,900)

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Interest Rate Swap - Appreciation	$—	$175	$—	$175
Interest Rate Swap - Depreciation	—	(164)	—	(164)
Futures Contracts - Appreciation	58	—	—	58
Futures Contracts - Depreciation	(89)	—	—	(89)
Forward Foreign Currency Contracts - Appreciation	—	15	—	15
Total	$(31)	$26	$—	$(5)

*	Other financial instruments are derivative instruments including, but not limited to, Futures Contracts, Forward Foreign Currency Contracts, and Swap Contracts that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts in thousands)

		Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 7.6%
U.S. Treasury Bond
1.38%, 11/30/2015		$7,755	$7,536
2.25%, 11/30/2017 ^		11,910	11,582
2.63%, 11/15/2020		8,454	7,974
3.88%, 08/15/2040		4,560	4,200
4.25%, 11/15/2040		18,195	17,899
U.S. Treasury Note
0.50%, 11/30/2012		61,200	61,122
0.50%, 10/15/2013 γ		5,515	5,453
1.25%, 10/31/2015		8,480	8,207

Total U.S. Government Obligations (cost $123,619)			123,973

U.S. GOVERNMENT AGENCY OBLIGATIONS - 47.6%
Fannie Mae
Zero Coupon, 10/09/2019		500	316
2.04%, 01/01/2035 *		61	63
2.19%, 08/01/2034 *		27	28
2.77%, 08/01/2035 *		179	187
2.84%, 11/01/2035 *		7,712	8,054
3.32%, 12/01/2040 * Ə		4,120	4,180
4.50%, 12/01/2040		85,886	88,240
4.63%, 05/01/2013 α		10,200	10,965
5.00%, 11/01/2033 - 08/01/2040		55,228	58,311
5.25%, 08/01/2012 γ		5,040	5,384
5.50%, 07/01/2014 - 10/01/2038		138,938	149,052
5.77%, 08/01/2037 *		21	23
6.00%, 02/01/2034 - 04/01/2040		56,717	61,894
6.00%, 04/01/2035 α		23,196	25,553
7.00%, 01/01/2015 - 09/01/2016		162	177
Fannie Mae, TBA
3.50%		4,000	4,028
4.00%		178,200	177,963
4.50%		32,100	33,033
5.00%		8,900	9,442
5.50%		10,300	11,073
6.50%		33,800	37,560
Farmer Mac Guaranteed Notes Trust 2007-1
5.13%, 04/19/2017 - 144A		900	979
Freddie Mac, TBA
5.00%		1,000	1,049
5.50%		100	107
Freddie Mac
2.85%, 04/01/2035 *		2,090	2,179
2.96%, 12/01/2034		50	52
4.50%, 12/01/2040		44,600	45,746
4.74%, 09/01/2035 *		5,429	5,706
5.50%, 06/15/2015 - 12/01/2016		3,632	3,952
5.57%, 01/01/2038 *		1,506	1,600
5.63%, 06/13/2016		9,195	9,957
5.73%, 02/01/2037 *		105	112
5.77%, 05/01/2037 *		229	243
5.86%, 05/01/2037 *		222	234
5.92%, 04/01/2037 *		572	608
6.00%, 02/01/2013 - 05/01/2031		1,975	2,165
6.02%, 09/01/2037 *		340	366
Ginnie Mae
6.50%, 12/20/2031		51	58
Resolution Funding Corp., Interest STRIPS
07/15/2018		1,200	940
10/15/2018		1,200	929
Small Business Administration
4.50%, 02/01/2014		552	577
Tennessee Valley Authority
5.25%, 09/15/2039		7,500	7,929
5.98%, 04/01/2036		440	509

Total U.S. Government Agency Obligations (cost $765,298)			771,523

FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
Hellenic Republic Government Bond
4.60%, 09/20/2040	EUR	780	549
Israel Government AID Bond
5.50%, 09/18/2023		$9,700	11,135
Japan Finance Corp.
2.00%, 06/24/2011		4,175	4,206
United Mexican States
5.13%, 01/15/2020 ^		1,335	1,392
5.63%, 01/15/2017		1,693	1,872

Total Foreign Government Obligations (cost $17,887)			19,154

MORTGAGE-BACKED SECURITIES - 21.0%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
0.68%, 02/25/2035 *		34	30
American Home Mortgage Assets
Series 2006-2, Class 2A1
0.45%, 09/25/2046 *		1,296	712
American Home Mortgage Investment Trust
Series 2005-4, Class 1A1
0.55%, 11/25/2045 *		205	138
Arkle Master Issuer PLC
Series 2010-1A, Class 2A
1.43%, 05/17/2060 - 144A *		7,140	7,093
Banc of America Alternative Loan Trust
Series 2004-7, Class 4A1
5.00%, 08/25/2019		2,176	2,219
Banc of America Commercial Mortgage, Inc.
Series 2001-1, Class A2
6.50%, 04/15/2036		3,469	3,481
Series 2002-2, Class A3
5.12%, 07/11/2043		16,715	17,219
Series 2002-PB2, Class A4
6.19%, 06/11/2035		10,630	11,006
Series 2005-3, Class A4
4.67%, 07/10/2043		1,214	1,275
Series 2006-4, Class A4
5.63%, 07/10/2046		4,373	4,692
Series 2006-5, Class AM
5.45%, 09/10/2047		525	520
Series 2007-1, Class A4
5.45%, 01/15/2049		7,045	7,349
Series 2007-3, Class A2
5.66%, 06/10/2049 *		3,500	3,637
Series 2007-3, Class A4
5.66%, 06/10/2049 *		1,790	1,837
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.85%, 03/20/2035 *		532	508
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-8, Class 14A1
5.41%, 11/25/2034 *		2,842	2,672

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES — (continued)
Bear Stearns Adjustable Rate Mortgage Trust (continued)
Series 2005-1, Class 4A1
5.28%, 03/25/2035 *	$3,109	$2,754
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2
3.21%, 11/25/2034 *	154	115
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class AM
5.45%, 12/11/2040 *	610	615
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.47%, 12/25/2046 *	1,290	355
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/2049	1,585	1,693
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	2,940	3,154
Series 2007-CD4, Class A4
5.32%, 12/11/2049	1,038	1,075
Commercial Mortgage Pass-Through Certificates
Series 2007-C9, Class A4
5.81%, 12/10/2049 *	3,000	3,228
Countrywide Alternative Loan Trust
Series 2005-36, Class 2A1A
0.57%, 08/25/2035 *	2,162	1,148
Series 2005-36, Class 3A1
2.98%, 08/25/2035 *	235	161
Series 2005-38, Class A3
0.61%, 09/25/2035 *	563	353
Series 2005-44, Class 1A1
0.59%, 10/25/2035 *	129	79
Series 2005-50CB, Class 1A1
5.50%, 11/25/2035	4,971	3,985
Series 2005-51, Class 3A3A
0.58%, 11/20/2035 *	1,855	1,106
Series 2005-59, Class 1A1
0.59%, 11/20/2035 *	282	172
Series 2006-OA2, Class A5
0.49%, 05/20/2046 *	833	377
Series 2006-OA21, Class A1
0.45%, 03/20/2047 *	5,038	2,731
Series 2007-5CB, Class 1A31
5.50%, 04/25/2037	3,655	2,463
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-60, Class 1A1
3.61%, 02/25/2034 *	284	250
Series 2004-23, Class A
2.52%, 11/25/2034 *	138	92
Series 2004-R2, Class 1AF1
0.68%, 11/25/2034 - 144A *	77	67
Series 2005-3, Class 1A2
0.55%, 04/25/2035 *	397	258
Series 2005-R1, Class 1AF1
0.62%, 03/25/2035 - 144A *	132	109
Series 2005-R3, Class AF
0.66%, 09/25/2035 - 144A *	204	175
Series 2006-OA5, Class 2A1
0.46%, 04/25/2036 *	2,123	1,283
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKS4, Class A2
5.18%, 11/15/2036	10,280	10,719
Series 2003-C3, Class A5
3.94%, 05/15/2038	14,005	14,530
Series 2004-AR5, Class 7A2
2.71%, 06/25/2034 *	613	584
Credit Suisse Mortgage Capital Certificates
Series 2007-C2, Class A2
5.45%, 01/15/2049 *	2,100	2,141
Deutsche ALT-A Securities, Inc., Alternate
Loan Trust
Series 2006-OA1, Class A1
0.46%, 02/25/2047 *	3,307	2,141
Deutsche Mortgage Securities, Inc.
Series 2005-W, Class 1A3
5.20%, 06/26/2035 - 144A *	1,270	1,167
Extended Stay America Trust
Series 2010-ESHA, Class A
2.95%, 11/05/2027 - 144A	11,302	11,115
Series 2010-ESHA, Class C
4.86%, 11/05/2027 - 144A	3,330	3,264
First Horizon Alternative Mortgage Securities
Series 2006-FA8, Class 1A8
0.63%, 02/25/2037 *	569	293
First Union National Bank Commercial Mortgage
Series 2001-C2, Class A2
6.66%, 01/12/2043	2,166	2,165
GE Capital Commercial Mortgage Corp.
Series 2002-1A, Class A3
6.27%, 12/10/2035	10,065	10,486
Series 2002-2A, Class A3
5.35%, 08/11/2036	11,875	12,423
GMAC Commercial Mortgage Securities, Inc.
Series 2006-C1, Class A4
5.24%, 11/10/2045 *	800	849
Series 2006-C1, Class AM
5.29%, 11/10/2045 *	920	916
GMAC Mortgage Corp., Loan Trust
Series 2003-AR2, Class 1A1
3.77%, 12/19/2033 *	43	43
Series 2005-AR1, Class 3A
3.31%, 03/18/2035 *	158	140
Greenpoint Mortgage Funding Trust
Series 2006-AR4, Class A1A
0.36%, 09/25/2046 *	47	47
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A3
4.57%, 08/10/2042	11,200	11,457
Series 2006-GG7, Class AM
5.88%, 07/10/2038 *	1,430	1,473
Series 2007-GG9, Class A4
5.44%, 03/10/2039	3,840	4,046
GS Mortgage Securities Corp. II
Series 2005-GG4, Class A4A
4.75%, 07/10/2039	3,175	3,348
Series 2005-GG4, Class AABA
4.68%, 07/10/2039	166	173
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF
0.61%, 09/25/2035 - 144A *	220	183
GSR Mortgage Loan Trust
Series 2004-9, Class 3A1
2.86%, 08/25/2034 *	1,890	1,717
Series 2005-AR1, Class 2A1
2.95%, 01/25/2035 *	3,171	2,893
Series 2005-AR4, Class 6A1
5.25%, 07/25/2035 *	4,997	4,811

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES - (continued)
Harborview Mortgage Loan Trust
Series 2005-8, Class 1A2A
0.59%, 09/19/2035 *	$550	$359
Series 2006-10, Class 2A1A
0.44%, 11/19/2036 *	1,839	1,205
Series 2006-11, Class A1A
0.43%, 12/19/2036 *	7,020	4,552
Impac CMB Trust
Series 2004-6, Class 1A1
1.06%, 10/25/2034 *	79	62
IndyMac INDA Mortgage Loan Trust
Series 2006-AR2, Class 4A1
5.54%, 09/25/2036 *	3,056	2,442
Series 2007-AR7, Class 1A1
5.87%, 09/25/2037 *	898	722
IndyMac Index Mortgage Loan Trust
Series 2005-AR14, Class 2A1A
0.56%, 07/25/2035 *	1,857	1,256
Series 2005-AR15, Class A2
5.05%, 09/25/2035 *	82	68
Series 2007-AR15, Class 2A1
5.26%, 08/25/2037 *	1,639	1,094
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-C1, Class A3
5.86%, 10/12/2035	9,466	9,584
Series 2001-CIB2, Class A3
6.43%, 04/15/2035	5,159	5,228
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	1,576	1,606
Series 2007-CB18, Class A3
5.45%, 06/12/2047	4,020	4,165
Series 2007-LD11, Class A3
5.82%, 06/15/2049 *	1,100	1,157
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
4.75%, 02/25/2034 *	539	541
Series 2004-A3, Class 1A1
2.68%, 07/25/2034 *	127	123
Series 2006-A2, Class 5A1
2.97%, 11/25/2033 *	261	259
Series 2006-S2, Class 2A2
5.88%, 07/25/2036	914	866
Series 2006-S3, Class 1A12
6.50%, 08/25/2036	2,631	2,432
Series 2007-S1, Class 1A2
5.50%, 03/25/2022	746	690
Series 2007-S1, Class 2A22
5.75%, 03/25/2037	2,487	2,108
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3
4.56%, 09/15/2027 *	7,395	7,438
Series 2004-C8, Class A4
4.51%, 12/15/2029	9,100	9,270
Series 2005-C3, Class A5
4.74%, 07/15/2030	900	951
Series 2005-C3, Class AAB
4.66%, 07/15/2030	87	91
Series 2006-C4, Class AM
5.90%, 06/15/2038 *	660	686
Series 2006-C7, Class AM
5.38%, 11/15/2038	660	663
Series 2007-C2, Class A3
5.43%, 02/15/2040	9,658	9,959
Series 2007-C6, Class A4
5.86%, 07/15/2040 *	3,675	3,861
MASTR Adjustable Rate Mortgages Trust
Series 2006-OA2, Class 1A1
1.14%, 12/25/2046 *	1,253	409
Series 2007-R5, Class A1
2.84%, 11/25/2035 - 144A *	943	586
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A1, Class 2A1
2.89%, 02/25/2034 *	511	486
Series 2004-A3, Class 4A3
5.02%, 05/25/2034 *	496	499
Series 2005-A3, Class A1
0.53%, 04/25/2035 *	103	76
Series 2005-A4, Class 2A2
2.86%, 07/25/2035 *	468	401
Series 2005-A5, Class A3
2.75%, 06/25/2035 *	400	319
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.58%, 10/25/2028 *	105	100
Morgan Stanley Capital I
Series 1998-WF2, Class G
6.34%, 01/15/2013 - 144A *	2,410	2,534
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	4,100	4,359
Series 2007-IQ15, Class A2
5.84%, 06/11/2049 *	2,200	2,287
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A2
2.79%, 10/25/2034 *	406	382
Series 2005-4, Class 5A3
5.50%, 08/25/2035	6,703	6,563
Series 2006-3AR, Class 2A3
2.86%, 03/25/2036 *	881	535
Nomura Asset Acceptance Corp.
Series 2004-R2, Class A1
6.50%, 10/25/2034 - 144A *	178	182
Prime Mortgage Trust
Series 2006-DR1, Class 1A1
5.50%, 05/25/2035 - 144A	273	266
Series 2006-DR1, Class 1A2
6.00%, 05/25/2035 - 144A	120	119
Series 2006-DR1, Class 2A1
5.50%, 05/25/2035 - 144A	890	779
Series 2006-DR1, Class 2A2
6.00%, 05/25/2035 - 144A	877	738
RBSCF Trust
Series 2010-RR3, Class WBTA
5.90%, 04/16/2017 - 144A *	7,570	8,022
RBSGC Mortgage Pass-Through Certificates
Series 2007-B, Class 1A4
0.71%, 01/25/2037 *	978	577
Residential Accredit Loans, Inc.
Series 2006-QO10, Class A1
0.42%, 01/25/2037 *	791	468
Series 2007-QO1, Class A1
0.41%, 02/25/2047 *	959	577
Series 2007-QO4, Class A1A
0.45%, 05/25/2047 *	1,844	1,150

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

MORTGAGE-BACKED SECURITIES - (continued)
Residential Asset Securitization Trust
Series 2005-A14, Class A4
5.50%, 12/25/2035	$2,648	$2,614
Salomon Brothers Mortgage Securities VII, Inc.
Series 2001-C2, Class A3
6.50%, 10/13/2011	6,555	6,709
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.63%, 01/25/2035 *	696	558
Series 2005-15, Class 1A1
2.62%, 07/25/2035 *	1,027	712
Series 2005-16XS, Class A1
0.60%, 08/25/2035 *	387	328
Series 2005-19XS, Class 1A1
0.58%, 10/25/2035 *	539	364
Series 2007-3, Class 3A1
5.43%, 04/25/2047 *	3,637	2,623
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.61%, 01/19/2034 *	110	92
Series 2006-AR6, Class 1A3
0.45%, 07/25/2046 *	349	193
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A
0.61%, 06/25/2035 - 144A *	373	310
Thornburg Mortgage Securities Trust
Series 2006-5, Class A1
0.38%, 10/25/2046 *	7,496	7,427
Voyager BRSTN Delaware Trust, IO
Series 2009-1, Class UAU7
0.50%, 12/26/2036 - 144A *	969	395
WaMu Alternative Mortgage Pass-Through Certificates
Series 2006-AR3, Class A1A
1.30%, 05/25/2046 *	2,445	1,370
WaMu Commercial Mortgage Securities Trust
Series 2005-C1A, Class A2
5.15%, 05/25/2036 - 144A *	48	48
WaMu Mortgage Pass-Through Certificates
Series 2005-AR13, Class A1A1
0.55%, 10/25/2045 *	187	158
Series 2005-AR15, Class A1A2
0.54%, 11/25/2045 *	207	159
Series 2005-AR8, Class 2A1A
0.55%, 07/25/2045 *	119	103
Series 2006-AR14, Class 1A3
5.49%, 11/25/2036 *	1,900	1,394
Series 2007-HY1, Class 1A1
5.49%, 02/25/2037 *	5,011	3,654
Series 2007-OA4, Class 1A
1.10%, 05/25/2047 *	2,427	1,599
Series 2007-OA6, Class 1A1B
1.14%, 07/25/2047 *	2,370	776
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR16, Class 7A1
5.20%, 10/25/2035 *	4,762	4,692
Series 2006-3, Class A9
5.50%, 03/25/2036	2,898	2,897
Series 2006-AR4, Class 2A4
5.65%, 04/25/2036 *	400	365

Total Mortgage-Backed Securities (cost $352,003)		340,702

ASSET-BACKED SECURITIES - 6.0%
321 Henderson Receivables I LLC
Series 2010-1A, Class A
5.56%, 07/15/2059 - 144A	6,189	6,399
Series 2010-2A, Class A
4.07%, 01/15/2048 - 144A	1,950	1,910
Series 2010-3A, Class A
3.82%, 12/15/2048 - 144A	3,923	3,760
Aames Mortgage Investment Trust
Series 2005-3, Class A1
0.41%, 08/25/2035 - 144A *	113	113
Accredited Mortgage Loan Trust
Series 2005-3, Class A1
0.50%, 09/25/2035 *	69	64
Amortizing Residential Collateral Trust
Series 2002-BC5, Class M1
1.30%, 07/25/2032 *	401	328
Capital One Multi-Asset Execution Trust
Series 2006-A5, Class A5
0.32%, 01/15/2016 *	1,550	1,537
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-4, Class 1A5
5.42%, 05/25/2033 *	1,142	1,099
Citibank Omni Master Trust
Series 2009-A12, Class A12
3.35%, 08/15/2016 - 144A	2,765	2,827
Series 2009-A8, Class A8
2.36%, 05/16/2016 - 144A *	11,940	12,089
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.68%, 12/01/2033 *	1,435	1,510
Series 2002-2, Class A2
6.03%, 03/01/2033 *	1,731	1,804
Continental Airlines Pass-Through Trust
Series 2007-1A, Class A
5.98%, 04/19/2022	289	305
Countrywide Asset-Backed Certificates
Series 2005-4, Class AF3
4.46%, 10/25/2035 *	29	28
Countrywide Home Equity Loan Trust
Series 2005-G, Class 2A
0.49%, 12/15/2035 *	111	60
Series 2006-RES, Class 4Q1B
0.56%, 12/15/2033 - 144A *	354	163
CVS Pass-Through Trust
6.94%, 01/10/2030	732	795
Delta Air Lines, Inc., Pass-Through Trust
Series 2001-1, Class A1
6.62%, 03/18/2011	29	29
Series 2007-1, Class A
6.82%, 08/10/2022	325	345
Ford Credit Floorplan Master Owner Trust
Series 2006-4, Class B
0.81%, 06/15/2013 *	1,565	1,549
Globaldrive BV
Series 2008-2, Class A
4.00%, 10/20/2016 ±	2,340	3,154
GMAC Mortgage Servicer Advance Funding Co., Ltd.
Series 2010-1A, Class A
4.25%, 01/15/2022 - 144A	1,000	1,005

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

ASSET-BACKED SECURITIES - (continued)
Lehman XS Trust
Series 2005-5N, Class 1A1
0.56%, 11/25/2035 *	$134	$98
Series 2005-5N, Class 3A1A
0.56%, 11/25/2035 *	849	652
Series 2005-7N, Class 1A1B
0.56%, 12/25/2035 *	115	48
Series 2006-GP4, Class 3A1A
0.33%, 08/25/2046 *	19	19
Series 2007-2N, Class 3A1
0.35%, 02/25/2037 *	219	206
Merrill Lynch Mortgage Investors, Inc.
Series 2007-SD1, Class A1
0.71%, 02/25/2047 *	1,426	702
Mirant Mid Atlantic Pass-Through Trust
Series C
10.06%, 12/30/2028	312	346
Nelnet Student Loan Trust
Series 2008-4, Class A4
1.77%, 04/25/2017 *	780	798
RAAC Series
Series 2007-RP4, Class A
0.61%, 06/25/2037 - 144A *	1,502	826
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF6
5.88%, 06/25/2037 *	1,494	855
Santander Drive Auto Receivables Trust
Series 2010-2, Class B
2.24%, 12/15/2014	3,840	3,852
Series 2010-2, Class C
3.89%, 07/17/2017	4,520	4,618
Series 2010-A, Class A2
1.37%, 08/15/2013 - 144A	4,010	4,025
Series 2010-A, Class A3
1.83%, 11/17/2014 - 144A	3,100	3,132
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	1,560	1,586
Series 2010-B, Class B
2.10%, 09/15/2014 - 144A	3,100	3,099
Series 2010-B, Class C
3.02%, 10/17/2016 - 144A	3,285	3,279
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR3, Class A2B
0.48%, 04/25/2037 *	2,700	1,169
SLC Student Loan Trust
Series 2006-A, Class A4
0.41%, 01/15/2019 *	2,070	1,976
Series 2008-1, Class A4A
1.90%, 12/15/2032 *	400	414
SLM Student Loan Trust
Series 2008-5, Class A3
1.59%, 01/25/2018 *	4,600	4,728
Series 2008-5, Class A4
1.99%, 07/25/2023 *	14,570	15,155
Small Business Administration
Series 2002-P10B, Class 1
5.20%, 08/10/2012	382	400
Structured Asset Securities Corp.
Series 2003-AL2, Class A
3.36%, 01/25/2031 - 144A	3,013	2,743
Series 2007-TC1, Class A
0.56%, 04/25/2031 - 144A *	1,895	1,456

Total Asset-Backed Securities (cost $100,437)		97,055

MUNICIPAL GOVERNMENT OBLIGATIONS - 2.2%
City of Chicago IL - Build America Bonds
6.40%, 01/01/2040	1,200	1,167
Metropolitan Transportation Authority
7.34%, 11/15/2039	3,135	3,474
New York City Municipal Water Finance Authority
5.72%, 06/15/2042	3,260	3,257
New York State Dormitory Authority,
Revenue Bond
5.63%, 03/15/2039	2,300	2,252
Port Authority of New York & New Jersey
6.04%, 12/01/2029	1,825	1,907
State of California - Build America Bonds
5.45%, 04/01/2015	11,550	12,061
7.30%, 10/01/2039	4,815	4,884
7.35%, 11/01/2039	2,640	2,694
7.50%, 04/01/2034	1,740	1,800
University of California
5.95%, 05/15/2045	1,970	1,830
Virginia Housing Development Authority
Series 2006-C, Class CTFS
6.00%, 06/25/2034	319	322

Total Municipal Government Obligations (cost $35,132)		35,648

PREFERRED CORPORATE DEBT SECURITIES - 0.7%
Capital Markets - 0.3%
Credit Suisse
5.86%, 05/15/2017 * Ž ^	3,045	2,878
Goldman Sachs Capital II
5.79%, 06/01/2012 * Ž	3,270	2,771
Lehman Brothers Holdings Capital Trust VII
5.86%, 05/31/2012 Ž Џ § ±	1,945	♦
Diversified Financial Services - 0.4%
JPMorgan Chase & Co. - Series 1
7.90%, 04/30/2018 * Ž	5,655	6,011

Total Preferred Corporate Debt Securities (cost $13,878)		11,660

CORPORATE DEBT SECURITIES - 29.4%
Aerospace & Defense - 0.0% ∞
L-3 Communications Corp.
5.88%, 01/15/2015	470	478
6.38%, 10/15/2015	155	160
Auto Components - 0.1%
BorgWarner, Inc.
4.63%, 09/15/2020	1,185	1,170
Automobiles - 0.0% ∞
Daimler Finance North America LLC
5.88%, 03/15/2011	600	606
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 01/15/2020	4,375	4,741
Biotechnology - 0.0% ∞
FMC Finance III SA
6.88%, 07/15/2017	280	297
Capital Markets - 2.0%
BP Capital Markets PLC
3.13%, 03/10/2012 ^	6,755	6,907
Goldman Sachs Group, Inc.
3.70%, 08/01/2015	3,650	3,719
5.38%, 03/15/2020	3,785	3,911
6.00%, 06/15/2020	3,090	3,339

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

		Principal	Value

Capital Markets - (continued)
Morgan Stanley
2.79%, 05/14/2013 * ^		$9,540	$9,886
4.00%, 07/24/2015 ^		1,840	1,850
4.20%, 11/20/2014		1,740	1,778
6.25%, 08/28/2017 ^		565	609
Chemicals - 0.4%
CF Industries Holdings, Inc.
7.13%, 05/01/2020		4,340	4,753
Dow Chemical Co.
4.25%, 11/15/2020		815	781
5.70%, 05/15/2018		1,020	1,103
Westlake Chemical Corp.
6.63%, 01/15/2016		44	45
Commercial Banks - 4.6%
Achmea Hypotheekbank NV
1.00%, 11/03/2014 - 144A		5,575	5,800
Bank of Scotland PLC
5.25%, 02/21/2017 - 144A		100	104
Dexia Credit Local SA
2.75%, 04/29/2014 - 144A		3,260	3,307
Discover Bank
7.00%, 04/15/2020		330	355
8.70%, 11/18/2019		4,285	5,044
DnB NOR Boligkreditt
2.10%, 10/14/2015 - 144A		11,965	11,379
Eksportfinans ASA
1.88%, 04/02/2013		14,295	14,461
2.00%, 09/15/2015		10,795	10,543
3.00%, 11/17/2014		6,435	6,640
5.50%, 05/25/2016		5,075	5,712
Glitnir Banki HF
6.33%, 07/28/2011 - 144A Џ		290	86
6.69%, 06/15/2016 - 144A Ə Џ §		800	♦
Kreditanstalt fuer Wiederaufbau
1.38%, 07/15/2013		3,000	3,023
Landsbanki Islands HF
6.10%, 08/25/2011 - 144A Џ		320	35
Sparebanken 1 Boligkreditt
1.25%, 10/25/2013 - 144A		6,990	6,943
Commercial Services & Supplies - 0.2%
Board of Trustees of The Leland Stanford
Junior University
4.25%, 05/01/2016		2,190	2,343
R.R. Donnelley & Sons Co.
7.63%, 06/15/2020		742	795
Waste Management, Inc.
6.38%, 11/15/2012		600	654
Consumer Finance - 0.4%
American Express Co.
8.13%, 05/20/2019		510	635
American Express Credit Corp. - Series C
5.88%, 05/02/2013		220	239
SLM Corp.
5.00%, 10/01/2013 - 04/15/2015		715	716
5.05%, 11/14/2014		120	115
5.38%, 05/15/2014		1,005	1,010
5.40%, 10/25/2011		3,365	3,424
5.63%, 08/01/2033		105	82
SLM Corp. CPI
2.76%, 04/01/2014 *		270	243
Containers & Packaging - 0.6%
Ball Corp.
7.13%, 09/01/2016		1,200	1,293
7.38%, 09/01/2019		1,200	1,290
Crown Americas LLC
7.63%, 05/15/2017 ^		3,034	3,262
Owens-Brockway Glass Container, Inc.
7.38%, 05/15/2016 ^		4,280	4,547
Diversified Consumer Services - 0.0% ∞
Service Corp., International
7.50%, 04/01/2027		55	52
7.63%, 10/01/2018 ^		50	53
Diversified Financial Services - 5.3%
AES Ironwood LLC
8.86%, 11/30/2025		297	295
Ally Financial, Inc.
8.00%, 03/15/2020		4,050	4,425
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020		1,320	1,373
Bank of America Corp.
5.63%, 07/01/2020 ^		2,560	2,610
Bear Stearns Cos., LLC
7.25%, 02/01/2018		800	948
Belvoir Land LLC - Series A
5.40%, 12/15/2047 - 144A		2,875	2,331
BNP Paribas Home Loan Covered Bonds SA
2.20%, 11/02/2015 - 144A		13,835	13,251
CDP Financial, Inc.
3.00%, 11/25/2014 - 144A		8,435	8,574
Citigroup, Inc.
4.75%, 05/19/2015		1,655	1,733
5.38%, 08/09/2020		4,045	4,203
6.50%, 08/19/2013		1,160	1,274
FCE Bank PLC
7.13%, 01/15/2013	EUR	1,000	1,396
7.88%, 02/15/2011	GBP	2,300	3,595
Ford Motor Credit Co., LLC
6.63%, 08/15/2017		$1,740	1,829
General Electric Capital Corp. - Series A
6.88%, 01/10/2039		2,130	2,462
General Electric Capital Corp.
0.42%, 04/10/2012 *		4,255	4,249
6.38%, 11/15/2067 *		1,190	1,178
JPMorgan Chase & Co.
0.94%, 02/26/2013 *		1,550	1,556
2.60%, 01/15/2016		3,060	2,969
5.13%, 09/15/2014		920	979
5.15%, 10/01/2015 ^		1,100	1,163
6.13%, 06/27/2017		950	1,042
JPMorgan Chase Bank NA
6.00%, 10/01/2017		1,945	2,156
6.00%, 07/05/2017		7,750	8,406
Kaupthing Bank Hf
7.13%, 05/19/2016 - 144A Ə Џ		200	♦
Novus USA Trust - Series 2010-1
1.53%, 11/18/2011 - 144A *		3,820	3,820
Reynolds Group Issuer, Inc.
7.75%, 10/15/2016 - 144A		4,351	4,601
Rio Tinto Finance USA, Ltd.
6.50%, 07/15/2018		870	1,014
Russian Agricultural Bank OJSC Via RSHB
Capital SA
6.30%, 05/15/2017 - 144A		170	171

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Diversified Financial Services - (continued)
TNK-BP Finance SA
7.50%, 07/18/2016	$108	$119
TNK-BP Finance SA — Series 2
7.50%, 07/18/2016 - 144A ^ ±	170	188
Tyco International Finance SA
6.00%, 11/15/2013	440	488
Diversified Telecommunication Services - 1.4%
AT&T, Inc.
6.50%, 09/01/2037	3,275	3,532
Deutsche Telekom International Finance BV
5.75%, 03/23/2016	375	420
Frontier Communications Corp.
7.13%, 03/15/2019	75	77
8.25%, 04/15/2017	1,083	1,189
Qwest Communications International, Inc.
Series B
7.50%, 02/15/2014	705	714
Qwest Communications International, Inc.
7.50%, 02/15/2014	1,375	1,392
Sprint Capital Corp.
8.75%, 03/15/2032	80	81
Telecom Italia Capital SA
5.25%, 10/01/2015	2,115	2,165
7.00%, 06/04/2018	650	688
Telefonica Emisiones SAU
4.95%, 01/15/2015 ^	4,850	5,023
6.42%, 06/20/2016	75	82
Verizon Communications, Inc.
8.75%, 11/01/2018	1,990	2,599
8.95%, 03/01/2039	210	299
Verizon New Jersey, Inc.
7.85%, 11/15/2029	970	1,044
Verizon New York, Inc. - Series A
6.88%, 04/01/2012	560	597
Windstream Corp.
8.13%, 08/01/2013 ^	1,375	1,513
8.63%, 08/01/2016	1,220	1,284
Electric Utilities - 0.7%
AES Red Oak LLC - Series B
9.20%, 11/30/2029	235	230
Calpine Construction Finance Co., LP
8.00%, 06/01/2016 - 144A	240	255
Duke Energy Corp.
5.63%, 11/30/2012	590	639
Elwood Energy LLC
8.16%, 07/05/2026	224	219
Energy Future Holdings Corp. - Series Q
6.50%, 11/15/2024	200	74
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/2020	3,900	4,021
FirstEnergy Corp. - Series B
6.45%, 11/15/2011	29	30
FirstEnergy Corp. - Series C
7.38%, 11/15/2031	515	543
Florida Power & Light Co.
5.63%, 04/01/2034	1,000	1,050
Florida Power Corp.
6.40%, 06/15/2038	1,000	1,163
Midamerican Energy Holdings Co.
5.95%, 05/15/2037	2,560	2,700
Pacific Gas & Electric Co.
5.63%, 11/30/2017 ^	620	698
5.80%, 03/01/2037	140	148
6.05%, 03/01/2034	210	230
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.
7.50%, 11/15/2018	800	1,003
Cie Generale de Geophysique-Veritas
7.50%, 05/15/2015	100	102
7.75%, 05/15/2017	105	108
Complete Production Services, Inc.
8.00%, 12/15/2016	195	202
Enterprise Products Operating LLC
6.13%, 10/15/2039	2,030	2,112
Gulfmark Offshore, Inc.
7.75%, 07/15/2014	40	41
Pride International, Inc.
6.88%, 08/15/2020	1,670	1,732
Rockies Express Pipeline LLC
3.90%, 04/15/2015 - 144A	3,435	3,397
Transocean, Inc.
5.25%, 03/15/2013 ^	120	127
Food Products - 0.3%
Kraft Foods, Inc.
5.38%, 02/10/2020	3,740	4,025
6.50%, 02/09/2040	1,655	1,855
Health Care Providers & Services - 1.0%
HCA, Inc.
7.25%, 09/15/2020	4,395	4,593
8.50%, 04/15/2019	4,220	4,620
9.13%, 11/15/2014	50	52
9.63%, 11/15/2016 Ώ	500	536
Humana, Inc.
7.20%, 06/15/2018 ^	220	249
Tenet Healthcare Corp.
8.88%, 07/01/2019	2,855	3,226
9.00%, 05/01/2015 ^	1,325	1,471
WellPoint, Inc.
5.88%, 06/15/2017	50	56
Hotels, Restaurants & Leisure - 0.1%
Inn of the Mountain Gods Resort & Casino
12.00%, 11/15/2010 Џ	60	31
MGM Resorts International
10.38%, 05/15/2014	25	28
11.13%, 11/15/2017	60	69
13.00%, 11/15/2013	1,314	1,554
Independent Power Producers & Energy Traders - 0.1%
AES Corp.
7.75%, 03/01/2014	67	72
Edison Mission Energy
7.00%, 05/15/2017	50	40
7.20%, 05/15/2019	140	108
NRG Energy, Inc.
7.38%, 02/01/2016	730	748
Insurance - 1.9%
Lincoln National Corp.
7.00%, 06/15/2040	1,450	1,577
Manulife Financial Corp.
3.40%, 09/17/2015	3,480	3,409
MetLife, Inc.
5.88%, 02/06/2041	1,075	1,133
6.75%, 06/01/2016 ^	360	418

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Insurance - (continued)
Metropolitan Life Global Funding I
2.50%, 01/11/2013 - 144A	$13,155	$13,442
2.88%, 09/17/2012 - 144A	1,525	1,563
5.13%, 04/10/2013 - 144A	6,550	7,053
Teachers Insurance & Annuity Association of America
6.85%, 12/16/2039 - 144A	2,525	2,954
Life Sciences Tools & Services - 0.0% ∞
Life Technologies Corp.
5.00%, 01/15/2021	635	629
Machinery - 0.0% ∞
Terex Corp.
7.38%, 01/15/2014	20	20
Media - 2.4%
CBS Corp.
8.88%, 05/15/2019	2,245	2,824
CCH II LLC
13.50%, 11/30/2016 ^	5,880	7,013
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/2015 - 144A	80	83
Comcast Cable Communications LLC
6.75%, 01/30/2011 ^	1,800	1,807
Comcast Corp.
6.95%, 08/15/2037	2,935	3,320
COX Communications, Inc.
8.38%, 03/01/2039 - 144A	3,525	4,568
DIRECTV Holdings LLC
6.00%, 08/15/2040	1,050	1,054
Discovery Communications LLC
3.70%, 06/01/2015	2,350	2,433
DISH DBS Corp.
7.00%, 10/01/2013	115	123
Lamar Media Corp. - Series B
6.63%, 08/15/2015	20	20
NBC Universal, Inc.
4.38%, 04/01/2021 - 144A	3,530	3,426
5.15%, 04/30/2020 - 144A	3,405	3,530
News America, Inc.
6.20%, 12/15/2034	1,365	1,433
6.65%, 11/15/2037	40	44
7.28%, 06/30/2028	260	293
7.63%, 11/30/2028	1,070	1,247
Reed Elsevier Capital, Inc.
8.63%, 01/15/2019	360	458
TCI Communications, Inc.
7.13%, 02/15/2028	1,116	1,252
Time Warner Cable, Inc.
5.88%, 11/15/2040	2,045	2,023
6.75%, 06/15/2039 ^	240	265
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	180	227
Time Warner, Inc.
4.70%, 01/15/2021	950	967
6.10%, 07/15/2040	630	661
Metals & Mining - 0.6%
Cliffs Natural Resources, Inc.
4.80%, 10/01/2020	2,120	2,071
Corp. Nacional del Cobre de Chile
3.75%, 11/04/2020 - 144A	1,152	1,092
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/2017	320	354
Old AII, Inc.
9.00%, 12/15/2014 Џ Ώ	560	3
Steel Dynamics, Inc.
6.75%, 04/01/2015	105	106
7.38%, 11/01/2012	55	58
Teck Resources, Ltd.
9.75%, 05/15/2014	25	31
10.25%, 05/15/2016	20	25
10.75%, 05/15/2019	4,150	5,395
Multiline Retail - 0.3%
Dollar General Corp.
11.88%, 07/15/2017 Ώ	3,630	4,211
Multi-Utilities - 0.0% ∞
Dominion Resources, Inc. - Series D
8.88%, 01/15/2019	560	726
Oil, Gas & Consumable Fuels - 3.6%
Arch Coal, Inc.
7.25%, 10/01/2020	4,130	4,357
Arch Western Finance LLC
6.75%, 07/01/2013	1,404	1,418
Canadian Natural Resources, Ltd.
6.25%, 03/15/2038	2,000	2,210
6.50%, 02/15/2037	1,100	1,251
Cenovus Energy, Inc.
6.75%, 11/15/2039	3,500	4,077
Chesapeake Energy Corp.
6.63%, 08/15/2020	5,780	5,693
7.25%, 12/15/2018	100	104
Consol Energy, Inc.
8.00%, 04/01/2017 - 144A	2,610	2,780
8.25%, 04/01/2020 - 144A	1,665	1,798
El Paso Corp.
7.80%, 08/01/2031	19	19
El Paso Natural Gas Co.
8.38%, 06/15/2032	110	129
8.63%, 01/15/2022	365	445
Hess Corp.
7.30%, 08/15/2031	420	504
7.88%, 10/01/2029	80	100
8.13%, 02/15/2019	850	1,074
Kinder Morgan Energy Partners, LP
5.85%, 09/15/2012	130	139
6.00%, 02/01/2017	260	287
6.75%, 03/15/2011	470	475
6.95%, 01/15/2038	220	239
Nexen, Inc.
6.40%, 05/15/2037	3,275	3,173
Peabody Energy Corp.
6.50%, 09/15/2020 ^	5,533	5,906
Pemex Project Funding Master Trust
6.63%, 06/15/2035	1,060	1,079
Petrobras International Finance Co.
5.75%, 01/20/2020 ^	7,340	7,617
5.88%, 03/01/2018	1,010	1,075
6.13%, 10/06/2016 ^	371	408
Petrohawk Energy Corp.
7.25%, 08/15/2018	4,168	4,210
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049 Ə	125	♦
Southern Natural Gas Co.
5.90%, 04/01/2017 - 144A	60	64
8.00%, 03/01/2032	5	6

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Principal	Value

Oil, Gas & Consumable Fuels - (continued)
Tennessee Gas Pipeline Co.
7.00%, 10/15/2028	$665	$703
7.63%, 04/01/2037	20	22
Valero Energy Corp.
6.63%, 06/15/2037	4,200	4,266
Williams Cos., Inc.
7.75%, 06/15/2031	281	317
7.88%, 09/01/2021	274	323
Williams Cos., Inc. - Series A
7.50%, 01/15/2031	622	699
Paper & Forest Products - 0.4%
Georgia-Pacific LLC
8.25%, 05/01/2016 - 144A	4,080	4,605
International Paper Co.
7.30%, 11/15/2039	1,805	2,057
Pharmaceuticals - 0.3%
Abbott Laboratories
5.60%, 11/30/2017	200	229
Bristol-Myers Squibb Co.
6.88%, 08/01/2097	600	674
Teva Pharmaceutical Finance II BV
3.00%, 06/15/2015	2,330	2,370
Wyeth
5.95%, 04/01/2037	470	520
6.00%, 02/15/2036	1,580	1,756
Real Estate Investment Trusts - 0.4%
Hospitality Properties Trust
5.63%, 03/15/2017	1,507	1,497
6.70%, 01/15/2018	603	632
Kimco Realty Corp.
6.88%, 10/01/2019	1,850	2,093
Mack-Cali Realty, LP
7.75%, 08/15/2019 ^	2,110	2,456
Ventas Realty, LP
6.50%, 06/01/2016	30	31
9.00%, 05/01/2012	10	11
Real Estate Management & Development - 0.0% ∞
Forest City Enterprises, Inc.
6.50%, 02/01/2017 ^	30	26
7.63%, 06/01/2015	35	33
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
5.75%, 05/01/2040	4,680	4,843
Union Pacific Corp.
5.38%, 05/01/2014	180	197
Tobacco - 0.4%
Philip Morris International, Inc.
4.50%, 03/26/2020	5,600	5,783
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV
5.63%, 11/15/2017	220	240
6.38%, 03/01/2035	625	685
Cricket Communications, Inc.
7.75%, 05/15/2016	3,985	4,134
Crown Castle Towers LLC
6.11%, 01/15/2020 - 144A	7,340	7,658

Total Corporate Debt Securities (cost $464,457)		476,410

	Shares	Value

PREFERRED STOCKS - 0.0% ∞
Diversified Financial Services - 0.0% ∞
Ally Financial, Inc. 7.00% - 144A	341	$307
U.S. Government Agency Obligation - 0.0% ∞
Fannie Mae 0.00% *	1,300	1
Fannie Mae 8.25% *	31,175	17
Freddie Mac 8.38% *	43,300	28

Total Preferred Stocks (cost $1,988)		353

COMMON STOCKS - 0.0% ∞
Media - 0.0% ∞
Charter Communications, Inc. ‡ ^	692	27
Oil, Gas & Consumable Fuels - 0.0% ∞
SemGroup Corp. - Class A ‡ ^	323	9

Total Common Stocks (cost $31)		36

WARRANT - 0.0% ∞
United States - 0.0% ∞
SemGroup Corp. ‡
Expiration: 11/30/2014
Exercise Price: $25.00	340	2
Total Warrant (cost $ ♦ )

	Notional
	Amount	Value

PURCHASED SWAPTIONS - 1.7%
Call Swaptions - 0.5%
If exercised the Portfolio receives 3.12%, and pays floating 3 month LIBOR, European Style
Expires 11/08/2011	$13,100	148
If exercised the Portfolio receives 3.35%, and pays floating 3 month LIBOR, European Style
Expires 10/22/2012	17,700	314
If exercised the Portfolio receives 3.46%, and pays floating 3 month LIBOR, European Style
Expires 10/22/2012	33,100	682
If exercised the Portfolio receives 3.535%, and pays floating 3 month LIBOR, European Style
Expires 12/01/2011	27,500	658
If exercised the Portfolio receives 3.63%, and pays floating 3 month LIBOR, European Style
Expires 12/02/2011	14,000	385
If exercised the Portfolio receives 3.69%, and pays floating 3 month LIBOR, European Style
Expires 08/03/2012	20,000	567
If exercised the Portfolio receives 3.72%, and pays floating 3 month LIBOR, European Style
Expires 08/06/2012	19,700	581
If exercised the Portfolio receives 3.88%, and pays floating 3 month LIBOR, European Style
Expires 10/28/2013	8,000	253
If exercised the Portfolio receives 3.89%, and pays floating 3 month LIBOR, European Style
Expires 07/09/2012	19,100	693

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Notional
	Amount	Value

Call Swaptions - (continued)
If exercised the Portfolio receives 3.93%, and pays floating 3 month LIBOR, European Style
Expires 07/16/2012	$21,900	$829
If exercised the Portfolio receives 4.01%, and pays floating 3 month LIBOR, European Style
Expires 05/16/2011	29,900	1,448
If exercised the Portfolio receives 4.39%, and pays floating 3 month LIBOR, European Style
Expires 05/08/2012	11,600	710
If exercised the Portfolio receives 4.85%, and pays floating 3 month LIBOR, European Style
Expires 11/23/2020	9,600	542
If exercised the Portfolio receives 5.20%, and pays floating 3 month LIBOR, European Style
Expires 04/28/2015	46,200	3,672
Put Swaptions - 1.2%
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.12%, European Style
Expires 11/08/2011	13,100	889
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.35%, European Style
Expires 10/22/2012	17,700	1,548
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.46%, European Style
Expires 10/22/2012	33,100	2,714
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.535%, European Style
Expires 12/01/2011	27,500	1,338
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.63%, European Style
Expires 12/02/2011	14,000	624
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.72%, European Style
Expires 08/06/2012	19,700	1,251
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.88%, European Style
Expires 10/28/2013	8,000	675
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.89%, European Style
Expires 07/09/2012	19,100	1,035
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.69%, European Style
Expires 08/03/2012	20,000	1,294
If exercised the Portfolio receives floating 3 month LIBOR, and pays 3.93%, European Style
Expires 07/16/2012	21,900	1,164
If exercised the Portfolio receives floating 3 month LIBOR, and pays 4.01%, European Style
Expires 05/16/2011	29,900	342
If exercised the Portfolio receives floating 3 month LIBOR, and pays 4.39%, European Style
Expires 05/08/2012	11,600	377
If exercised the Portfolio receives floating 3 month LIBOR, and pays 4.85%, European Style
Expires 11/23/2020	9,600	621
If exercised the Portfolio receives floating 3 month LIBOR, and pays 5.20%, European Style
Expires 04/28/2015	46,200	2,623

Total Purchased Swaptions (cost $28,779)		27,977

	Principal	Value

CONVERTIBLE BOND - 0.1%
Machinery - 0.1%
Navistar International Corp.
3.00%, 10/15/2014	$1,020	1,362
Total Convertible Bond (cost $1,207)

	Shares	Value

SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	32,323,789	32,324
Total Securities Lending Collateral (cost $32,324)

	Principal	Value

REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co.
0.01% ▲ , dated 12/31/2010, to be repurchased at $71,991 on 01/03/2011. Collateralized by a U.S. Government Obligation, 3.13%, due 04/30/2017, with a value of $73,435.	$71,991	71,991
Total Repurchase Agreement (cost $71,991)

Total Investment Securities (cost $2,009,031) #		2,010,170
Other Assets and Liabilities - Net		(388,164)

Net Assets		$1,622,006

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Principal	Value

SECURITIES SOLD SHORT - (14.3%)
Fannie Mae, TBA
4.50%	$(66,900)	$(68,478)
5.00%	(26,700)	(28,018)
5.50%	(59,400)	(63,437)
6.00%	(24,700)	(26,800)
Freddie Mac, TBA
4.50%	(44,600)	(45,576)

Total Securities Sold Short (proceeds $232,729)		(232,309)

	Notional
	Amount	Value

WRITTEN-OPTIONS - (0.1%)
Call Options - 0.0%
10-Year U.S. Treasury Note Future	$(206)	(58)
Call Strike $124.00
Expires 02/18/2011
5-Year U.S. Treasury Note Future	(52)	(12)
Call Strike $119.50
Expires 02/18/2011
Put Options - (0.1%)
10-Year U.S. Treasury Note Future	(206)	(792)
Put Strike $124.00
Expires 02/18/2011
5-Year U.S. Treasury Note Future	(52)	(105)
Put Strike $119.50
Expires 02/18/2011

Total Written Options (Premiums: $851)		(967)

WRITTEN SWAPTIONS:

	Floating Rate	Pay/Receive	Exercise	Expiration		Premiums Paid
Description	Index	Floating Rate	Rate	Date	Notional Amount	(Received)	Value

Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	2.80%	02/08/2011	$(26,200)	$(451)	$(17)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.14	09/13/2011	(24,800)	(918)	(285)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.23	09/03/2013	(24,500)	(1,529)	(495)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.44	10/21/2013	(6,000)	(383)	(165)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.77	11/23/2012	(14,600)	(724)	(445)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.81	12/09/2011	(10,600)	(420)	(371)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.83	07/30/2012	(15,900)	(759)	(539)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.84	12/12/2011	(25,000)	(978)	(912)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.85	12/12/2011	(16,800)	(657)	(623)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.86	11/23/2012	(20,300)	(1,010)	(680)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	3.95	12/13/2011	(2,000)	(79)	(83)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.03	12/06/2012	(8,700)	(447)	(349)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.05	06/18/2012	(16,500)	(879)	(721)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.07	07/08/2013	(35,000)	(2,017)	(1,377)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.14	12/07/2012	(6,800)	(360)	(303)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.14	06/15/2012	(36,000)	(1,916)	(1,720)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.49	12/05/2011	(19,900)	(1,208)	(1,431)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)
WRITTEN SWAPTIONS (continued):

	Floating Rate	Pay/Receive	Exercise	Expiration		Premiums Paid
Description	Index	Floating Rate	Rate	Date	Notional Amount	(Received)	Value

Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.89%	12/03/2014	$(14,600)	$(1,085)	$(979)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.90	03/04/2013	(24,700)	(1,470)	(1,975)
Call - Interest Rate Swap, European Style	3-month USD LIBOR	Receive	4.92	03/05/2013	(17,000)	(996)	(1,382)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	2.15	04/26/2011	(16,400)	(88)	(327)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	2.80	02/08/2011	(26,200)	(451)	(1,409)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.14	09/13/2011	(24,800)	(918)	(1,488)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.23	09/03/2013	(24,500)	(1,529)	(2,685)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.44	10/21/2013	(6,000)	(383)	(587)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.77	11/23/2012	(14,600)	(724)	(1,011)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.81	12/09/2011	(10,600)	(420)	(404)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.83	07/30/2012	(15,900)	(759)	(923)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.84	12/12/2011	(25,000)	(978)	(930)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.85	12/12/2011	(16,800)	(657)	(617)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.86	11/23/2012	(20,300)	(1,010)	(1,333)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	3.95	12/13/2011	(2,000)	(79)	(67)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.00	08/13/2012	(36,500)	(1,026)	(1,913)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.03	12/06/2012	(8,700)	(447)	(518)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.05	06/18/2012	(16,500)	(879)	(763)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.07	07/08/2013	(35,000)	(2,017)	(2,486)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.14	12/07/2012	(6,800)	(360)	(378)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.14	06/15/2012	(36,000)	(1,916)	(1,547)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.49	12/05/2011	(19,900)	(1,208)	(367)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.89	12/03/2014	(14,600)	(1,085)	(907)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.90	03/04/2013	(24,700)	(1,470)	(934)
Put - Interest Rate Swap, European Style	3-month USD LIBOR	Pay	4.92	03/05/2013	(17,000)	(996)	(633)

						$(37,686)	$(37,079)

SWAP AGREEMENTS: π
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (2)

	Fixed Deal			Implied Credit
	Receive	Maturity		Spread (BP) at	Notional	Market	Premiums	Net Unrealized
Reference Obligation	Rate	Date	Counterparty	12/31/2010 (3)	Amount (4)	Value	Paid(Received)	Appreciation(Depreciation)

Emerging Markets High Yield Index	5.00%	12/20/2015	MYC	6.84	$4,380	$(595)	$(549)	$(46)
North American High Yield Index	5.00	12/20/2015	DUB	11.83	6,750	(186)	30	(216)

						$(781)	$(519)	$(262)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)
INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

		Maturity		Currency	Notional	Market	Premiums	Net Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Paid(Received)	Appreciation(Depreciation)

3-Month USD LIBOR	1.64%	08/18/2015	MYC	USD	$41,600	$697	$—	$697
3-Month USD LIBOR	1.62	08/24/2015	DUB	USD	35,400	640	—	640
3-Month USD LIBOR	3.01	07/06/2020	DUB	USD	15,500	372	—	372
3-Month USD-LIBOR	0.57	11/10/2012	CBK	USD	66,500	216	—	216
3-Month USD-LIBOR	0.66	12/08/2012	CBK	USD	24,600	57	—	57
3-Month USD-LIBOR	0.82	12/14/2012	CBK	USD	11,100	(7)	—	(7)
3-Month USD-LIBOR	0.82	12/14/2012	DUB	USD	75,000	(50)	—	(50)
3-Month USD-LIBOR	2.86	11/12/2020	CBK	USD	5,800	248	—	248
3-Month USD-LIBOR	3.21	12/07/2020	CBK	USD	4,500	61	—	61
3-Month USD-LIBOR	3.39	12/10/2020	UAG	USD	4,500	(9)	—	(9)
3-Month USD-LIBOR	3.48	12/15/2020	GST	USD	5,900	(59)	—	(59)
3-Month USD-LIBOR	3.66	12/20/2020	DUB	USD	3,300	(84)	—	(84)
3-Month USD-LIBOR	3.56	12/31/2020	UAG	USD	39,900	(689)	—	(689)

						$1,393	$—	$1,393

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

		Maturity		Currency	Notional	Market	Premiums	Net Unrealized
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Paid(Received)	Appreciation(Depreciation)

3-Month USD LIBOR	0.29%	05/05/2020	MYC	USD	$18,300	$686	$—	$686
3-Month USD-LIBOR	0.29	10/22/2015	MYC	USD	9,300	(332)	—	(332)
3-Month USD-LIBOR	0.30	12/31/2015	UAG	USD	71,800	629	—	629
3-Month USD-LIBOR	0.28	11/18/2020	GLM	USD	17,400	822	752	70
3-Month USD-LIBOR	0.28	11/26/2020	DUB	USD	2,500	(102)	—	(102)
3-Month USD-LIBOR	0.30	12/17/2020	CBK	USD	2,300	47	—	47
3-Month USD-LIBOR	0.30	12/21/2020	CBK	USD	5,600	30	—	30
3-Month USD-LIBOR	0.30	12/22/2020	CBK	USD	4,200	5	—	5
3-Month USD-LIBOR	0.30	12/24/2020	MYC	USD	11,600	55	—	55

						$1,840	$752	$1,088

FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
Description	Type	Contracts Г	Expiration Date	(Depreciation)

10-Year U.S. Treasury Note	Short	(669)	03/22/2011	$(476)
2-Year U.S. Treasury Note	Long	1,063	03/31/2011	398
30-Year U.S. Treasury Bond	Long	1,364	03/22/2011	(2,751)
5-Year U.S. Treasury Note	Short	(58)	03/31/2011	(6)
90-Day Euro	Short	(286)	12/19/2011	(258)
90-Day Euro	Long	57	12/17/2012	(63)
Ultra Long U.S. Treasury Bond	Short	(619)	03/22/2011	1,548

				$(1,608)

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
			Dollars Bought	Appreciation
Currency	Bought (Sold)	Settlement Date	(Sold)	(Depreciation)

Euro	605	01/28/2011	$799	$10
Pound Sterling	(2,231)	01/19/2011	(3,543)	66

				$76

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $29,833.

*	Floating or variable rate note. Rate is listed as of 12/31/2010.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $4,180, or 0.26% of the fund’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.

Џ	In default.

♦	Value and/or cost is less than $1.

∞	Percentage rounds to less than 0.1%.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

▲	Rate shown reflects the yield at 12/31/2010.

‡	Non-income producing security.

§	Illiquid. At 12/31/10, illiquid investment securities aggregated to less than $1, or less than 0.01% of the portfolio’s net assets.

#	Aggregate cost for federal income tax purposes is $2,016,568. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $40,627 and $47,025, respectively. Net unrealized depreciation for tax purposes is $6,398.

Г	Contract amounts are not in thousands.

±	Restricted security. At 12/31/2010, the portfolio owned the following securities (representing 0.21% of net assets) which were restricted as to public resale.

Description	Date of Acquisition	Principal	Cost	Value	Price*

Globaldrive BV	11/02/2009	2,340	3,499	3,154	1.35
Lehman Brothers Holdings Capital Trust VII	05/22/2007	1,945	1,922	♦	¥
TNK-BP Finance SA	07/13/2006	170	175	188	1.11

*	Price not rounded to thousands.

¥	Price rounds to less than $0.01.

γ	A portion of these securities in the amount of $9,965 have been segregated as collateral with the broker to cover margin requirements for open futures contracts.

α	All or a portion of these securities are segregated as collateral with the broker for open swaps contracts and/or for swaptions. The value of these securities at 12/31/2010 is $19,570.

π	Securities with an aggregate market value of $9,837 and cash in the amount of $2,000 have been pledged by the broker as collateral with the custodian for open swap contracts and/or swaptions.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2010, these securities aggregated $207,314, or 12.78%, of the fund’s net assets.

BP	Basis Points

CBK	Citibank N.A.

CDX	A series of indices that track North American and emerging market credit derivative indices.

CPI	Consumer Price Index

DUB	Deutsche Bank AG

EUR	Euro

GBP	Pound Sterling

GLM	Goldman Sachs Global Liquidity Management

GST	Goldman Sachs Trust

IO	Interest Only

LIBOR	London Interbank Offered Rate

MYC	Morgan Stanley Capital Services

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

UAG	UBS AG

USD	United States Dollar

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Core Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$97,055	$—	$97,055
Common Stocks	36	—	—	36
Convertible Bonds	—	1,362	—	1,362
Corporate Debt Securities	—	476,410	♦	476,410
Foreign Government Obligations	—	19,154	—	19,154
Mortgage-Backed Securities	—	340,702	—	340,702
Municipal Government Obligations	—	35,648	—	35,648
Preferred Corporate Debt Securities	—	11,660	♦	11,660
Preferred Stocks	353	—	—	353
Purchased Swaptions	—	27,977	—	27,977
Repurchase Agreement	—	71,991	—	71,991
Securities Lending Collateral	32,324	—	—	32,324
U.S. Government Agency Obligations	—	771,523	—	771,523
U.S. Government Obligations	—	123,973	—	123,973
Warrants	—	2	—	2
Total	$32,713	$1,977,457	$ ♦	$2,010,170

Securities Sold Short	Level 1	Level 2	Level 3	Total

U.S. Government Agency Obligations	$—	$(232,309)	$—	$(232,309)

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Written Options	$—	$(967)	$—	$(967)
Written Swaptions	—	(37,079)	—	(37,079)
Total	$—	$(38,046)	$—	$(38,046)

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Interest Rate Swap - Appreciation	$—	$3,813	$—	$3,813
Interest Rate Swap - Depreciation	—	(1,332)	—	(1,332)
Credit Default Swap - Depreciation	—	(262)	—	(262)
Futures Contracts - Appreciation	1,946	—	—	1,946
Futures Contracts - Depreciation	(3,554)	—	—	(3,554)
Forward Foreign Currency Contracts - Appreciation	—	76	—	76
Total	$(1,608)	$2,295	$—	$687
Level 3 Rollforward - Investment Securities

	Beginning						Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Change in Unrealized		In/(Out) of	Balance at
Securities	12/31/2009	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)		Level 3	12/31/2010

Asset-Backed Securities	$4,957	$(355)	$—	$(32)	$(206)		$(4,364)	$—
Corporate Debt Securities	—	—	—	—	(♦	)	♦	♦
Preferred Corporate Debt Securities	—	—	—	—	(♦	)	♦	♦
Total	$4,957	$(355)	$—	$(32)	$(206)		$(4,364)	$ ♦

*	Other financial instruments are derivative instruments including, but not limited to, Futures Contracts, Forward Foreign Currency Contracts, and Swap Contracts that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts in thousands)

	Principal	Value

ASSET-BACKED SECURITIES - 0.1%
AES Eastern Energy, LP
Series 99-A, Class A
9.00%, 01/02/2017	$372	$389
Continental Airlines Pass-Through Trust
Series 2001-1, Class C
7.03%, 06/15/2011	262	264

Total Asset-Backed Securities (cost $637)		653

PREFERRED CORPORATE DEBT SECURITIES - 0.0% ∞
Diversified Telecommunication Services - 0.0% ∞
Muzak Holdings LLC (Escrow Certificates)
10.00%, 02/15/2009 Ə	550	32
Hotels, Restaurants & Leisure - 0.0% ∞
Fontainebleau Resorts
12.50%, 06/30/2012 - 144A Ώ Џ Ə § ±	3,827	♦

Total Preferred Corporate Debt Securities (cost $3,972)		32

CORPORATE DEBT SECURITIES - 87.3%
Aerospace & Defense - 0.8%
Alliant Techsystems, Inc.
6.88%, 09/15/2020	565	581
BE Aerospace, Inc.
6.88%, 10/01/2020	1,090	1,125
TransDigm, Inc
7.75%, 12/15/2018 - 144A	3,855	3,991
Air Freight & Logistics - 0.2%
AMGH Merger Sub, Inc.
9.25%, 11/01/2018 - 144A	1,265	1,328
Airlines - 0.0% ∞
Delta Air Lines, Inc. (Escrow Certificates)
7.90%, 12/15/2049	500	11
United Air Lines, Inc.
9.88%, 08/01/2013 - 144A	235	253
Auto Components - 1.8%
Affinia Group Holdings, Inc.
10.75%, 08/15/2016 - 144A	1,062	1,179
Allison Transmission, Inc.
11.00%, 11/01/2015 - 144A	735	801
11.25%, 11/01/2015 - 144A Ώ	3,913	4,264
American Axle & Manufacturing Holdings, Inc.
9.25%, 01/15/2017 - 144A	2,130	2,380
Goodyear Tire & Rubber Co.
10.50%, 05/15/2016	800	912
Lear Corp.
7.88%, 03/15/2018	450	482
8.13%, 03/15/2020	330	359
Tower Automotive Holdings USA LLC
10.63%, 09/01/2017 - 144A	2,034	2,187
Automobiles - 0.2%
Ford Motor Co.
7.45%, 07/16/2031	1,395	1,494
Biotechnology - 0.1%
Talecris Biotherapeutics Holdings Corp.
7.75%, 11/15/2016	450	488
Building Products - 0.3%
Associated Materials LLC
9.13%, 11/01/2017 - 144A	2,150	2,247
Chemicals - 3.2%
Celanese U.S. Holdings LLC
6.63%, 10/15/2018 - 144A	655	676
CF Industries Holdings, Inc.
6.88%, 05/01/2018	2,180	2,333
7.13%, 05/01/2020	1,625	1,779
Chemtura Corp.
7.88%, 09/01/2018 - 144A	1,520	1,615
Hexion US Finance Corp.
9.00%, 11/15/2020 - 144A	775	820
Ineos Group Holdings PLC
8.50%, 02/15/2016 - 144A	2,570	2,448
Lyondell Chemical Co.
8.00%, 11/01/2017 - 144A	3,001	3,321
11.00%, 05/01/2018	1,295	1,467
Momentive Performance Materials, Inc.
9.00%, 01/15/2021 - 144A	215	227
Nalco Co.
8.25%, 05/15/2017	540	585
Nova Chemicals Corp.
8.38%, 11/01/2016	1,390	1,480
PolyOne Corp.
7.38%, 09/15/2020	440	456
Rain CII Carbon LLC and CII Carbon Corp.
8.00%, 12/01/2018 - 144A	2,040	2,091
Reichhold Industries, Inc.
9.00%, 08/15/2014 - 144A §	800	706
Scotts Miracle-Gro Co.
7.25%, 01/15/2018	460	484
Solutia, Inc.
8.75%, 11/01/2017	1,225	1,341
Vertellus Specialties, Inc.
9.38%, 10/01/2015 - 144A	890	943
Commercial Services & Supplies - 1.0%
ACCO Brands Corp.
10.63%, 03/15/2015	1,610	1,811
Brickman Group Holdings, Inc.
9.13%, 11/01/2018 - 144A	450	456
Casella Waste Systems, Inc.
11.00%, 07/15/2014	475	525
Interface, Inc.
7.63%, 12/01/2018 - 144A	730	754
Koppers, Inc.
7.88%, 12/01/2019	550	590
RBS Global, Inc.
11.75%, 08/01/2016	870	933
Trans Union LLC
11.38%, 06/15/2018 - 144A	1,680	1,915
Communications Equipment - 0.2%
Brocade Communications Systems, Inc.
6.63%, 01/15/2018	565	595
6.88%, 01/15/2020	565	601
Computers & Peripherals - 0.1%
Seagate HDD Cayman
7.75%, 12/15/2018 - 144A	885	896
Construction & Engineering - 0.3%
Tutor Perini Corp.
7.63%, 11/01/2018 - 144A	1,930	1,940
Construction Materials - 0.1%
Ply Gem Industries, Inc.
11.75%, 06/15/2013	655	701
RathGibson, Inc.
11.25%, 02/15/2014 Џ	2,145	15
Containers & Packaging - 0.2%
BWAY Holding Co.
10.00%, 06/15/2018 - 144A	455	491
Intertape Polymer U.S., Inc.
8.50%, 08/01/2014	1,055	870
Distributors - 0.2%
McJunkin Red Man Corp.
9.50%, 12/15/2016 - 144A	1,760	1,663

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Diversified Consumer Services - 3.5%
Education Management LLC
8.75%, 06/01/2014	$2,475	$2,537
10.25%, 06/01/2016	1,095	1,122
Express LLC
8.75%, 03/01/2018	4,645	4,935
Laureate Education, Inc.
10.00%, 08/15/2015 - 144A	5,805	6,023
10.25%, 08/15/2015 - 144A Ώ	7,789	8,030
11.75%, 08/15/2017 - 144A	2,070	2,236
Diversified Financial Services - 11.6%
Abengoa Finance SAU
8.88%, 11/01/2017 - 144A	1,255	1,161
Ally Financial, Inc.
7.00%, 02/01/2012	1,300	1,346
8.00%, 12/31/2018	2,655	2,808
8.00%, 11/01/2031	3,830	4,127
8.30%, 02/12/2015	4,655	5,120
Ardagh Packaging Finance PLC
7.38%, 10/15/2017 - 144A	645	665
9.13%, 10/15/2020 - 144A	900	936
AWAS Aviation Capital, Ltd.
7.00%, 10/15/2016 - 144A	2,085	2,067
Buffalo Thunder Development Authority
9.38%, 12/15/2014 - 144A Џ	3,095	890
Bumble Bee Acquisition Corp.
9.00%, 12/15/2017 - 144A	1,990	2,070
CCM Merger, Inc.
8.00%, 08/01/2013 - 144A	1,215	1,182
Ceva Group PLC
8.38%, 12/01/2017 - 144A	3,450	3,485
11.50%, 04/01/2018 - 144A	2,605	2,813
11.63%, 10/01/2016 - 144A	1,715	1,882
Chukchansi Economic Development Authority
3.94%, 11/15/2012 - 144A * §	935	604
CIT Group, Inc.
7.00%, 05/01/2014-05/01/2017	5,945	5,967
Compton Petroleum Finance Corp.
10.00%, 09/15/2017	814	671
Dunkin Finance Corp.
9.63%, 12/01/2018 - 144A	3,475	3,510
Ford Motor Credit Co., LLC
8.00%, 12/15/2016	3,595	4,017
8.13%, 01/15/2020	2,175	2,530
12.00%, 05/15/2015	1,150	1,447
Ineos Finance PLC
9.00%, 05/15/2015 - 144A	2,000	2,128
MCE Finance, Ltd.
10.25%, 05/15/2018	1,725	1,977
Nielsen Finance LLC
11.50%, 05/01/2016	1,750	2,021
11.63%, 02/01/2014	1,825	2,112
12.50%, 08/01/2016 *	1,365	1,433
Petroplus Finance, Ltd.
6.75%, 05/01/2014 - 144A	255	235
7.00%, 05/01/2017 - 144A	1,645	1,456
9.38%, 09/15/2019 - 144A	1,760	1,628
Pinafore LLC
9.00%, 10/01/2018 - 144A	4,605	4,972
Pinnacle Foods Finance LLC
9.25%, 04/01/2015	1,010	1,052
Reynolds Group Issuer, Inc.
7.13%, 04/15/2019 - 144A	1,105	1,124
8.50%, 05/15/2018 - 144A	2,125	2,136
9.00%, 04/15/2019 - 144A	3,755	3,891
Universal City Development Partners, Ltd.
8.88%, 11/15/2015	2,665	2,832
10.88%, 11/15/2016	2,810	3,070
Diversified Telecommunication Services - 8.2%
Avaya, Inc.
9.75%, 11/01/2015	3,200	3,256
10.13%, 11/01/2015 Ώ	3,906	4,004
Clearwire Communications LLC
12.00%, 12/01/2015 - 144A	4,185	4,519
Intelsat Jackson Holdings SA
9.50%, 06/15/2016	3,616	3,815
11.25%, 06/15/2016	5,550	5,979
11.50%, 06/15/2016	570	614
Intelsat Luxembourg SA
11.50%, 02/04/2017 Ώ	2,245	2,481
Intelsat SA
6.50%, 11/01/2013	1,210	1,258
Muzak LLC
15.00%, 07/31/2014 Ώ	347	276
Sprint Capital Corp.
6.88%, 11/15/2028	3,050	2,669
6.90%, 05/01/2019	4,165	4,113
Telesat Canada
11.00%, 11/01/2015	6,620	7,430
12.50%, 11/01/2017	3,375	3,974
Virgin Media Finance PLC
8.38%, 10/15/2019	250	273
9.13%, 08/15/2016	3,215	3,424
West Corp.
7.88%, 01/15/2019 - 144A	2,215	2,254
Wind Acquisition Finance SA
11.75%, 07/15/2017 - 144A	1,545	1,742
Wind Acquisition Holdings Finance SA
12.25%, 07/15/2017 - 144A Ώ	1,755	2,036
Windstream Corp.
7.88%, 11/01/2017	2,375	2,497
8.13%, 09/01/2018	1,190	1,250
Electric Utilities - 0.4%
Calpine Construction Finance Co., LP
8.00%, 06/01/2016 - 144A	1,520	1,615
Dynegy Holdings, Inc.
7.63%, 10/15/2026	1,550	915
7.75%, 06/01/2019	670	447
Electrical Equipment - 0.1%
Polypore International, Inc.
7.50%, 11/15/2017 - 144A	555	566
Energy Equipment & Services - 0.6%
El Paso Tennessee Pipeline Co.
7.25%, 12/15/2025	2,885	2,733
Precision Drilling Corp.
6.63%, 11/15/2020 - 144A	1,580	1,608
Food Products - 2.0%
American Seafoods Group LLC
10.75%, 05/15/2016 - 144A	3,180	3,387
ASG Consolidated LLC
15.00%, 05/15/2017 - 144A Ώ §	1,364	1,283

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Food Products (continued)
Michael Foods, Inc.
9.75%, 07/15/2018 - 144A	$2,210	$2,414
Smithfield Foods, Inc.
7.75%, 05/15/2013	720	767
10.00%, 07/15/2014 - 144A	955	1,101
U.S. Foodservice
10.25%, 06/30/2015 - 144A	4,455	4,611
Health Care Equipment & Supplies - 2.6%
Accellent, Inc.
8.38%, 02/01/2017	2,370	2,429
Alere, Inc.
7.88%, 02/01/2016	1,395	1,398
Biomet, Inc.
10.00%, 10/15/2017	200	219
10.38%, 10/15/2017 Ώ	2,050	2,240
11.63%, 10/15/2017	7,065	7,807
DJO Finance LLC
10.88%, 11/15/2014	3,735	4,076
Health Care Providers & Services - 2.6%
American Renal Holdings
8.38%, 05/15/2018 - 144A	435	446
HCA Holdings, Inc.
7.75%, 05/15/2021 - 144A	2,755	2,755
HCA, Inc.
9.25%, 11/15/2016	3,565	3,803
9.88%, 02/15/2017	1,500	1,650
inVentiv Health, Inc.
10.00%, 08/15/2018 - 144A	765	767
Multiplan, Inc.
9.88%, 09/01/2018 - 144A	2,280	2,423
National Mentor Holdings, Inc.
11.25%, 07/01/2014	1,790	1,817
Res-Care, Inc.
10.75%, 01/15/2019 - 144A	1,975	2,034
U.S. Oncology, Inc.
9.13%, 08/15/2017	1,110	1,368
10.75%, 08/15/2014	1,775	1,839
Health Care Technology - 0.1%
MedAssets, Inc.
8.00%, 11/15/2018 - 144A	555	558
Hotels, Restaurants & Leisure - 6.1%
Eldorado Casino Shreveport
10.00%, 08/01/2012 Ə Ώ	126	111
Fontainebleau Las Vegas Holdings LLC
10.25%, 06/15/2015 - 144A Џ	5,645	20
Greektown Holdings LLC (Escrow Shares)
10.75%, 12/01/2013 - 144A Ə	1,495	♦
Harrah’s Operating Co., Inc.
5.38%, 12/15/2013	900	844
5.63%, 06/01/2015	6,365	5,330
10.00%, 12/15/2018	555	506
11.25%, 06/01/2017	3,240	3,644
12.75%, 04/15/2018 - 144A	2,250	2,261
Inn of the Mountain Gods Resort & Casino
12.00%, 11/15/2010 Џ	2,060	1,074
Majestic Holdco LLC
12.50%, 10/15/2011 - 144A Џ §	890	1
Mandalay Resort Group
6.38%, 12/15/2011	2,325	2,340
MGM Resorts International
6.75%, 09/01/2012	990	985
9.00%, 03/15/2020 - 144A	555	611
10.38%, 05/15/2014	1,175	1,319
11.13%, 11/15/2017	1,215	1,397
Mohegan Tribal Gaming Authority
6.88%, 02/15/2015	2,340	1,445
7.13%, 08/15/2014	2,225	1,402
8.00%, 04/01/2012	2,050	1,712
11.50%, 11/01/2017 - 144A	1,385	1,278
NCL Corp., Ltd.
9.50%, 11/15/2018 - 144A	1,105	1,138
11.75%, 11/15/2016	1,100	1,283
NPC International, Inc.
9.50%, 05/01/2014	2,065	2,111
Peninsula Gaming LLC
8.38%, 08/15/2015	335	352
10.75%, 08/15/2017	1,635	1,762
Royal Caribbean Cruises, Ltd.
6.88%, 12/01/2013	365	387
7.25%, 06/15/2016-03/15/2018	970	1,037
San Pasqual Casino
8.00%, 09/15/2013 - 144A §	475	476
Seminole Hard Rock Entertainment, Inc.
2.80%, 03/15/2014 - 144A *	405	371
Tunica-Biloxi Gaming Authority
9.00%, 11/15/2015 - 144A §	2,435	2,295
Waterford Gaming LLC
8.63%, 09/15/2014 - 144A Ə §	2,721	1,755
WMG Acquisition Corp.
9.50%, 06/15/2016	2,335	2,504
Wynn Las Vegas LLC
7.75%, 08/15/2020	2,170	2,349
Household Products - 1.8%
Amscan Holdings, Inc.
8.75%, 05/01/2014	3,590	3,590
Diversey Holdings, Inc.
10.50%, 05/15/2020	2,346	2,698
Libbey Glass, Inc.
10.00%, 02/15/2015 - 144A	1,740	1,871
Spectrum Brands Holdings, Inc.
12.00%, 08/28/2019 Ώ	2,510	2,802
Yankee Acquisition Corp.
9.75%, 02/15/2017	2,040	2,127
Independent Power Producers & Energy Traders - 1.8%
Calpine Corp.
7.50%, 02/15/2021 - 144A	5,635	5,550
Genon Energy, Inc.
7.63%, 06/15/2014	210	215
7.88%, 06/15/2017	3,235	3,138
NRG Energy, Inc.
7.38%, 02/01/2016	995	1,020
8.25%, 09/01/2020 - 144A	2,960	3,034
Industrial Conglomerates - 0.4%
Amsted Industries, Inc.
8.13%, 03/15/2018 - 144A	2,360	2,505
Insurance - 0.5%
Alliant Holdings I, Inc.
11.00%, 05/01/2015 - 144A	1,480	1,542
Hub International Holdings, Inc.
9.00%, 12/15/2014 - 144A	1,340	1,357

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Insurance (continued)
USI Holdings Corp.
4.16%, 11/15/2014 - 144A *	$980	$858
Internet & Catalog Retail - 0.7%
Checkout Holding Corp.
Zero Coupon, 11/15/2015 - 144A	3,230	2,015
Ticketmaster Entertainment, Inc.
10.75%, 08/01/2016	2,585	2,798
IT Services - 1.1%
SunGard Data Systems, Inc.
10.63%, 05/15/2015	7,160	7,895
Life Sciences Tools & Services - 0.5%
Bio-Rad Laboratories, Inc.
8.00%, 09/15/2016	2,155	2,338
Patheon, Inc.
8.63%, 04/15/2017 - 144A	880	878
Machinery - 2.0%
Accuride Corp.
9.50%, 08/01/2018 - 144A	1,085	1,175
American Railcar Industries, Inc.
7.50%, 03/01/2014	1,000	1,018
Chart Industries, Inc.
9.13%, 10/15/2015	850	876
Commercial Vehicle Group, Inc.
8.00%, 07/01/2013	710	646
Greenbrier Cos., Inc.
8.38%, 05/15/2015	1,710	1,731
Manitowoc Co., Inc.
8.50%, 11/01/2020	1,885	2,003
9.50%, 02/15/2018	615	673
Navistar International Corp.
8.25%, 11/01/2021	3,025	3,252
Terex Corp.
10.88%, 06/01/2016	2,820	3,274
Media - 6.0%
Adelphia Communications Corp.
(Escrow Certificates)
9.25%, 10/01/2049	1,305	20
10.25%, 06/15/2049-11/01/2049	1,460	22
AMC Entertainment, Inc.
8.75%, 06/01/2019	535	571
11.00%, 02/01/2016	6,455	6,841
Bresnan Broadband Holdings LLC
8.00%, 12/15/2018 - 144A	345	355
Cablevision Systems Corp.
7.75%, 04/15/2018	805	843
8.63%, 09/15/2017	550	599
Catalina Marketing Corp.
10.50%, 10/01/2015 - 144A Ώ	2,384	2,551
11.63%, 10/01/2017 - 144A * §	2,828	3,111
CCO Holdings LLC
7.88%, 04/30/2018	460	476
8.13%, 04/30/2020	430	453
Citadel Broadcasting Corp.
7.75%, 12/15/2018 - 144A	1,295	1,340
Clear Channel Communications, Inc.
4.40%, 05/15/2011	1,495	1,488
5.00%, 03/15/2012	375	368
6.25%, 03/15/2011	6,425	6,408
Clear Channel Worldwide Holdings, Inc. - Series B
9.25%, 12/15/2017	1,270	1,391
LBI Media, Inc.
11.00%, 10/15/2013 *	405	371
Live Nation Entertainment, Inc.
8.13%, 05/15/2018 - 144A	1,065	1,078
MDC Partners, Inc.
11.00%, 11/01/2016	2,960	3,263
MediMedia USA, Inc.
11.38%, 11/15/2014 - 144A §	1,365	1,174
NAI Entertainment Holdings LLC
8.25%, 12/15/2017 - 144A	690	725
Rainbow National Services LLC
10.38%, 09/01/2014 - 144A	605	628
Regal Cinemas Corp.
8.63%, 07/15/2019	1,000	1,060
Regal Entertainment Group
9.13%, 08/15/2018	760	809
Sirius XM Radio, Inc.
8.75%, 04/01/2015 - 144A	1,390	1,505
9.75%, 09/01/2015 - 144A	1,135	1,274
Sitel LLC
11.50%, 04/01/2018 - 144A	680	561
XM Satellite Radio, Inc.
13.00%, 08/01/2013 - 144A	2,715	3,231
Metals & Mining - 1.9%
Atkore International, Inc.
9.88%, 01/01/2018 - 144A	1,105	1,149
FMG Resources Property, Ltd.
7.00%, 11/01/2015 - 144A	5,540	5,678
Novelis, Inc.
8.38%, 12/15/2017 - 144A	2,205	2,282
8.75%, 12/15/2020 - 144A	2,205	2,288
Rain CII Carbon LLC
11.13%, 11/15/2015 - 144A	1,705	1,848
U.S. Steel Corp.
7.38%, 04/01/2020	560	574
Multiline Retail - 0.5%
Neiman-Marcus Group, Inc.
9.00%, 10/15/2015 Ώ	3,317	3,474
Oil, Gas & Consumable Fuels - 7.9%
Anadarko Petroleum Corp.
6.38%, 09/15/2017	2,715	2,957
Arch Coal, Inc.
7.25%, 10/01/2020	755	797
8.75%, 08/01/2016	655	714
ATP Oil & Gas Corp.
11.88%, 05/01/2015 - 144A	620	586
Berry Petroleum Co.
10.25%, 06/01/2014	1,695	1,945
Bill Barrett Corp.
9.88%, 07/15/2016	340	373
Calfrac Holdings, LP
7.50%, 12/01/2020 - 144A	690	699
Carrizo Oil & Gas, Inc.
8.63%, 10/15/2018 - 144A	2,050	2,112
Cloud Peak Energy Resources LLC
8.50%, 12/15/2019	2,735	2,995
Coffeyville Resources LLC
9.00%, 04/01/2015 - 144A	1,872	2,003
Concho Resources, Inc.
7.00%, 01/15/2021	1,325	1,358
Consol Energy, Inc.
8.00%, 04/01/2017 - 144A	1,335	1,422
8.25%, 04/01/2020 - 144A	1,120	1,210

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc.
7.13%, 04/01/2021 - 144A	$545	$572
7.38%, 10/01/2020	230	244
Denbury Resources, Inc.
8.25%, 02/15/2020	1,360	1,476
9.75%, 03/01/2016	3,875	4,320
El Paso Corp.
9.63%, 05/15/2012	726	774
EXCO Resources, Inc.
7.50%, 09/15/2018	550	539
Expro Finance Luxembourg SCA
8.50%, 12/15/2016 - 144A	2,425	2,316
Forbes Energy Services LLC
11.00%, 02/15/2015	2,900	2,842
Frac Tech Services LLC
7.13%, 11/15/2018 - 144A	1,105	1,122
Frontier Oil Corp.
6.88%, 11/15/2018	445	454
Harvest Operations Corp.
6.88%, 10/01/2017 - 144A	655	675
Holly Corp.
9.88%, 06/15/2017	1,510	1,646
Murray Energy Corp.
10.25%, 10/15/2015 - 144A	3,075	3,229
OPTI Canada, Inc.
8.25%, 12/15/2014	1,005	716
Petroleum Development Corp.
12.00%, 02/15/2018	1,170	1,310
Quicksilver Resources, Inc.
11.75%, 01/01/2016	3,590	4,181
Range Resources Corp.
6.75%, 08/01/2020	1,320	1,361
Rosetta Resources, Inc.
9.50%, 04/15/2018	825	891
SandRidge Energy, Inc.
8.63%, 04/01/2015 Ώ	3,730	3,818
8.75%, 01/15/2020	2,240	2,302
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049 Ə	2,985	♦
SESI LLC
6.88%, 06/01/2014	290	294
Teekay Corp.
8.50%, 01/15/2020	1,225	1,334
Paper & Forest Products - 1.4%
Boise Paper Holdings LLC
8.00%, 04/01/2020	445	476
9.00%, 11/01/2017	1,535	1,677
Domtar Corp.
10.75%, 06/01/2017	1,540	1,940
Verso Paper Holdings LLC
9.13%, 08/01/2014	1,555	1,602
Verso Paper Holdings LLC - Series B
4.04%, 08/01/2014 *	425	383
11.38%, 08/01/2016	3,725	3,734
Personal Products - 0.3%
Revlon Consumer Products Corp.
9.75%, 11/15/2015	2,150	2,274
Pharmaceuticals - 1.8%
ConvaTec Healthcare E SA
10.50%, 12/15/2018 - 144A	2,820	2,859
Endo Pharmaceuticals Holdings, Inc.
7.00%, 12/15/2020 - 144A	440	449
Quintiles Transnational Corp.
9.50%, 12/30/2014 - 144A Ώ	5,125	5,253
Valeant Pharmaceuticals International, Inc.
6.75%, 10/01/2017 - 144A	1,115	1,109
6.88%, 12/01/2018 - 144A	1,725	1,712
7.00%, 10/01/2020 - 144A	1,675	1,654
Real Estate Investment Trusts - 0.1%
Sabra Health Care LP
8.13%, 11/01/2018 - 144A	770	795
Real Estate Management & Development - 1.0%
CB Richard Ellis Services, Inc.
6.63%, 10/15/2020 - 144A	2,150	2,150
11.63%, 06/15/2017	4,465	5,174
Road & Rail - 1.4%
Avis Budget Car Rental LLC
9.63%, 03/15/2018	1,470	1,584
Hertz Corp.
7.50%, 10/15/2018 - 144A	165	171
8.88%, 01/01/2014	595	608
10.50%, 01/01/2016	635	670
Kansas City Southern de Mexico SA de CV
7.38%, 06/01/2014	805	841
7.63%, 12/01/2013	2,245	2,324
RSC Equipment Rental, Inc.
10.00%, 07/15/2017 - 144A	2,645	2,975
10.25%, 11/15/2019	1,075	1,199
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc.
7.75%, 08/01/2020 - 144A	570	591
8.13%, 12/15/2017	840	891
Software - 0.4%
SSI Investments II
11.13%, 06/01/2018	2,475	2,685
Specialty Retail - 5.5%
General Nutrition Centers, Inc.
5.75%, 03/15/2014 Ώ	1,905	1,886
10.75%, 03/15/2015	4,520	4,588
Giraffe Acquisition Corp.
9.13%, 12/01/2018 - 144A	2,200	2,294
Ltd. Brands, Inc.
8.50%, 06/15/2019	2,265	2,588
Michaels Stores, Inc.
0.00%, 11/01/2016 *	3,275	3,242
Petco Animal Supplies, Inc.
9.25%, 12/01/2018 - 144A	2,705	2,850
Sally Holdings LLC
10.50%, 11/15/2016	8,700	9,592
Toys “R” Us, Inc.
7.38%, 09/01/2016 - 144A	1,440	1,512
7.88%, 04/15/2013	780	821
Toys “R” Us Property Co., I LLC
10.75%, 07/15/2017	8,415	9,592
Textiles, Apparel & Luxury Goods - 0.7%
Oxford Industries, Inc.
11.38%, 07/15/2015	2,110	2,368
Phillips-Van Heusen Corp.
7.75%, 11/15/2023	2,255	2,377
Trading Companies & Distributors - 0.3%
United Rentals North America, Inc.
10.88%, 06/15/2016	1,760	2,011

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Principal	Value

Transportation Infrastructure - 0.8%
CHC Helicopter SA
9.25%, 10/15/2020 - 144A	$5,485	$5,677
Wireless Telecommunication Services - 1.8%
Buccaneer Merger Sub, Inc.
9.13%, 01/15/2019 - 144A	1,035	1,069
Digicel, Ltd.
8.25%, 09/01/2017 - 144A	2,705	2,773
12.00%, 04/01/2014 - 144A	1,445	1,680
Nextel Communications, Inc. - Series E
6.88%, 10/31/2013	100	100
NII Capital Corp.
8.88%, 12/15/2019	2,685	2,893
10.00%, 08/15/2016	2,380	2,636
SBA Telecommunications, Inc.
8.00%, 08/15/2016	985	1,066
8.25%, 08/15/2019	660	721

Total Corporate Debt Securities (cost $590,519)		619,289

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp. 4.50%	18,815		1,655
Chesapeake Energy Corp. 5.00%	2,304		213

Total Convertible Preferred Stocks (cost $2,091)			1,868

PREFERRED STOCK - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII 7.88% *	21,818		587
Total Preferred Stocks (cost $545)

COMMON STOCKS - 0.6%
Airlines - 0.0% ∞
Delta Air Lines, Inc. ‡	13,451		169
Construction Materials - 0.6%
Panolam Holdings Co. ‡ Ə § ±	1,803		1,434
RathGibson, Inc. (Escrow Certificates) ‡ Ə § ±	95,700		2,243
Hotels, Restaurants & Leisure - 0.0% ∞
Greektown Superholdings, Inc. ‡	1,131		83
Shreveport Gaming Holdings, Inc. Ə	889		16
Independent Power Producers & Energy Traders - 0.0% ∞
Mirant Corp. (Escrow Certificates) ‡ Ə § ±	550,000		♦
Oil, Gas & Consumable Fuels - 0.0% ∞
SemGroup Corp. - Class A ‡	7,723		210

Total Common Stocks (cost $4,306)			4,155

Investment Company - 0.0% ∞
Diversified Financial Services - 0.0% ∞
Adelphia Recovery Trust	2,697,805		51
Total Investment Company (cost $2,641)

Right - 0.0% ∞
United States - 0.0% ∞
BLB Contingent Value Rights Preferred Stock § ±	2,010		28
Total Right (cost $2,010)

WARRANTS - 0.0% ∞
United States - 0.0% ∞
American Seafoods Group LLC ‡ § ±
Expiration: 05/15/2018
Exercise Price: $0.00	1,265		126
Reader’s Digest Association, Inc. ‡ Ə § ±
Expiration: 02/19/2014
Exercise Price: $0.00	13,112	$	♦
SemGroup Corp. ‡
Expiration: 11/30/2014
Exercise Price: $25.00	8,130		37

Total Warrants (cost $♦)			163

	Principal	Value

LOAN ASSIGNMENTS - 5.8%
Aerospace & Defense - 0.7%
Hawker Beechcraft Acquisition Co.,
LLC, 1st Lien
2.27%, 03/26/2014 *	$5,478	4,783
2.29%, 03/26/2014 *	328	287
Air Freight & Logistics - 0.3%
Ceva Group PLC
3.26%, 11/04/2013 *	534	502
Ceva Group PLC, 1st Lien
3.26%, 11/04/2013 *	959	902
Ceva Group PLC, Letter of Credit
3.88%, 11/04/2013	535	503
Building Products - 0.4%
Goodman Global Holdings, Inc., 1st Lien
5.75%, 10/28/2016	1,187	1,192
Panolam Industries International, Inc., 1st Lien
8.25%, 12/31/2013 *	1,086	977
Panolam Industries International, Inc., 2nd Lien
12.00%, 06/30/2014 Ə	886	810
Diversified Financial Services - 0.7%
Pinafore LLC, Tranche B
6.25%, 09/29/2016 *	3,749	3,797
Veyance Technologies, Inc., 2nd Lien
6.01%, 07/13/2015 *	1,440	1,181
Electric Utilities - 0.5%
Texas Competitive Electric Holdings
Co., LLC, 1st Lien, Tranche B2
3.76%, 10/10/2014 *	4,983	3,844
Hotels, Restaurants & Leisure - 1.3%
Burger King Corp., New Tranche B
6.25%, 10/19/2016 *	2,900	2,940
Cannery Casino Resorts LLC, 2nd Lien
4.51%, 05/16/2014 *	860	753
Dineequity, Inc., Tranche B
6.00%, 10/19/2017 *	750	761
Dunkin Brands, Inc., Tranche B
5.75%, 11/23/2017 *	790	799
Great Lakes Entertainment LLC
9.00%, 08/15/2012	960	927
Hit Entertainment, Inc., 2nd Lien
5.79%, 02/26/2013 *	3,260	2,722
Household Products - 0.8%
Amscan Holdings, Inc., Tranche B
7.35%, 12/04/2017 *	3,292	3,295
Reynolds Group Holdings, Ltd., Tranche D
6.50%, 05/05/2016 *	2,190	2,208
Metals & Mining - 0.2%
Novelis, Inc., New Tranche B
5.25%, 12/28/2016 *	1,500	1,518
Specialty Retail - 0.9%
General Nutrition Centers, Inc., Tranche B
2.54%, 09/16/2013 *	1,900	1,881
Gymboree Corp.
5.50%, 11/23/2017 *	1,840	1,848

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Specialty Retail (continued)
Petco Animal Supplies, Inc., Tranche B1
6.00%, 11/24/2017 *	$2,660	$2,673

Total Loan Assignments (cost $40,134)		41,103

CONVERTIBLE BONDS - 0.1%
Life Sciences Tools & Services - 0.1% Kendle International, Inc.
3.38%, 07/15/2012	1,050	977
Independent Power Producers & Energy Traders - 0.0% ∞
Mirant Corp. (Escrow Certificates) Ə ‡ § ±	1,220,000	♦

Total Convertible Bonds (cost $996)		977

REPURCHASE AGREEMENT - 3.8%
State Street Bank & Trust Co. 0.01% ▲, dated 12/31/2010, to be repurchased at $26,864 on 01/03/2011. Collateralized by U.S. Government Obligations, 1.00% - 3.63%, due 04/30/2012 - 08/15/2019, with a total value of $27,402.	26,864	26,864
Total Repurchase Agreement (cost $26,864)

Total Investment Securities (cost $674,715) #		695,770
Other Assets and Liabilities — Net		13,313

Net Assets		$709,083

NOTES TO SCHEDULE OF INVESTMENTS:

∞	Percentage rounds to less than 0.1%.

Џ	In default.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

♦	Value and/or cost is less than $1.

*	Floating or variable rate note. Rate is listed as of 12/31/2010.

Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $6,401, or 0.90% of the portfolio’s net assets.

▲	Rate shown reflects the yield at 12/31/2010.

‡	Non-income producing security.

§	Illiquid. At 12/31/10, illiquid investment securities aggregated to $15,236, or 2.15% of the portfolio’s net assets.

#	Aggregate cost for federal income tax purposes is $674,877. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $49,627 and $28,734, respectively. Net unrealized appreciation for tax purposes is $20,893.

±	Restricted security. At 12/31/2010, the portfolio owned the following securities (representing 0.54% of net assets) which were restricted as to public resale.

Description	Date of Acquisition	Principal	Cost	Value	Price*

Fontainebleau Resorts	06/01/2007	$3,827	$3,759	$ ♦	$ ¥

Description	Date of Acquisition	Shares	Cost	Value	Price*

Panolam Holdings Co.	12/29/2009	1,803	$3,080	$1,434	$0.80
RathGibson, Inc. (Escrow Certificates)	06/14/2010	95,700	508	2,243	0.02
Mirant Corp. (Escrow Certificates)	01/20/2006	550,000	♦	♦	¥
BLB Contingent Value Rights	11/22/2010	2,010	2,010	28	0.01
American Seafoods Group LLC	05/07/2010	1,265	♦	126	0.09
Reader’s Digest Association, Inc.	05/18/2010	13,112	♦	♦	¥
Mirant Corp. (Escrow Certificates)	01/20/2006	1,220,000	♦	♦	¥

*	Price not rounded to thousands. ¥ Price rounds to less than $0.01.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners High Yield Bond Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)
DEFINITION:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2010, these securities aggregated $246,123, or 34.71%, of the portfolio’s net assets.
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Securities
Asset-Backed Securities	$—	$653	$—	$653
Common Stocks	462	—	3,693	4,155
Convertible Bonds	—	977	♦	977
Convertible Preferred Stocks	1,868	—	—	1,868
Corporate Debt Securities	—	617,423	1,866	619,289
Investment Companies	51	—	—	51
Loan Assignments	—	40,293	810	41,103
Preferred Corporate Debt Securities	—	—	32	32
Preferred Stocks	587	—	—	587
Repurchase Agreement	—	26,864	—	26,864
Rights	—	28	—	28
Warrants	—	163	♦	163
Total	$2,968	$686,401	$6,401	$695,770
Level 3 Rollforward — Investment Securities

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Change in Unrealized	In/(Out) of	Balance at
Securities	12/31/2009	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	12/31/2010
Common Stocks	$1,007	$508	$—	$(98)	$2,276	$—	$3,693
Corporate Debt Securities	2,823	(2,138)	2	18	440	721	1,866
Convertible Bonds	♦	—	—	—	(♦ )	—	♦
Loan Assignments	—	76	10	—	15	709	810
Preferred Corporate Debt Securities	♦	213	—	—	(181)	(181)	32
Warrants	—	♦	—	—	—	—	♦
Total	$3,830	$(1,341)	$12	$(80)	$2,550	$1,430	$6,401

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts in thousands)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS - 2.3%
U.S. Treasury Bond
1.38%, 11/30/2015	$977	$950
2.25%, 11/30/2017	305	297
2.63%, 11/15/2020	405	382
3.88%, 08/15/2040	20	18
4.25%, 11/15/2040	205	202
4.38%, 05/15/2040	25	25
7.25%, 08/15/2022	190	257
U.S. Treasury Note
1.13%, 06/30/2011 γ	85	85
1.25%, 10/31/2015	225	218
1.75%, 04/15/2013	41	42
2.50%, 04/30/2015	100	103
3.13%, 04/30/2017	40	41
3.38%, 11/15/2019	20	20

Total U.S. Government Obligations (cost $2,671)		2,640

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.5%
Fannie Mae
Zero Coupon, 10/09/2019	130	82
3.32%, 12/01/2040 *Ə	110	112
4.50%, 12/01/2040- 12/01/2040	2,297	2,360
5.00%, 05/25/2018- 08/01/2040	2,640	2,799
5.50%, 01/25/2034- 10/01/2038	2,880	3,092
6.00%, 03/25/2029- 04/01/2040	1,472	1,605
Fannie Mae, TBA
4.00%	5,000	4,972
4.50%	700	718
5.00%	600	631
Farmer Mac Guaranteed Notes Trust 2007-1
5.13%, 04/19/2017 - 144A	350	381
Freddie Mac
4.50%, 12/01/2040	1,200	1,231
Freddie Mac, TBA
5.00%,	100	105
Ginnie Mae
1.40%, 11/20/2059 *	477	498
Ginnie Mae, TBA
4.50%	100	104
Resolution Funding Corp., Interest STRIPS
07/15/2018	250	196
10/15/2018	250	194
Tennessee Valley Authority
5.25%, 09/15/2039	60	63

Total U.S. Government Agency Obligations (cost $18,886)		19,143

FOREIGN GOVERNMENT OBLIGATION - 0.2%
Japan Finance Corp.
2.88%, 02/02/2015	250	256
Total Foreign Government Obligation (cost $249)

MORTGAGE-BACKED SECURITIES - 6.1%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
0.68%, 02/25/2035 *	85	76
Banc of America Commercial Mortgage, Inc.
Series 2005-5, Class A4
5.12%, 10/10/2045 *	250	268
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.47%, 12/25/2046 *	1,146	315
Countrywide Alternative Loan Trust
Series 2005-56, Class 4A1
0.57%, 11/25/2035 *	635	399
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-R3, Class AF
0.66%, 09/25/2035 - 144A *	477	407
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class AM
5.83%, 06/15/2038 *	40	41
Extended Stay America Trust
Series 2010-ESHA, Class C
4.86%, 11/05/2027 - 144A	100	98
GE Capital Commercial Mortgage Corp.
Series 2007-C1, Class A4
5.54%, 12/10/2049	300	309
GMAC Mortgage Corp., Loan Trust
Series 2005-AR1, Class 3A
3.47%, 03/18/2035 *	474	421
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM
5.88%, 07/10/2038 *	50	51
GS Mortgage Securities Corp. II
Series 2001-1285, Class C
6.71%, 08/15/2018 - 144A	160	164
Impac CMB Trust
Series 2004-6, Class 1A1
1.06%, 10/25/2034 *	185	145
IndyMac INDA Mortgage Loan Trust
Series 2007-AR7, Class 1A1
5.88%, 09/25/2037 *	392	315
IndyMac Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1
5.26%, 08/25/2037 *	484	323
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A3
5.82%, 06/12/2043	120	126
Series 2007-CB18, Class A3
5.45%, 06/12/2047	105	109
JPMorgan Mortgage Trust
Series 2004-A3, Class 1A1
2.68%, 07/25/2034 *	316	306
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A3, Class 4A3
5.02%, 05/25/2034 *	198	200
Series 2005-A5, Class A3
2.75%, 06/25/2035 *	1,300	1,037
Merrill Lynch Mortgage Trust
Series 2006-C1, Class A4
5.66%, 05/12/2039 *	200	216
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.58%, 10/25/2028 *	143	136
Morgan Stanley Capital I
Series 2005-HQ6, Class A4A
4.99%, 08/13/2042	190	201
Prime Mortgage Trust
Series 2006-DR1, Class 1A1
5.50%, 05/25/2035 - 144A	456	444
Series 2006-DR1, Class 1A2
6.00%, 05/25/2035 - 144A	200	198
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.61%, 01/19/2034 *	260	217

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

MORTGAGE BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
5.90%, 02/15/2051 *	$210	$218
WaMu Mortgage Pass-Through Certificates
Series 2005-AR15, Class A1A2
0.54%, 11/25/2045 *	484	371

Total Mortgage-Backed Securities (cost $8,772)		7,111

ASSET-BACKED SECURITIES - 2.1%
Accredited Mortgage Loan Trust
Series 2005-3, Class A1
0.50%, 09/25/2035 *	173	161
Avis Budget Rental Car Funding Aesop LLC
Series 2010-3A, Class A
4.64%, 05/20/2016 - 144A	100	105
Continental Airlines Pass-Through Trust
Series 2007-1A, Class A
5.98%, 04/19/2022	386	407
Countrywide Asset-Backed Certificates
Series 2005-4, Class AF3
4.46%, 10/25/2035 *	86	85
Countrywide Home Equity Loan Trust
Series 2005-G, Class 2A
0.49%, 12/15/2035 *	260	140
CVS Pass-Through Trust
6.94%, 01/10/2030	244	265
Delta Air Lines, Inc., Pass-Through Trust
Series 2007-1, Class A
6.82%, 08/10/2022	81	86
Education Funding Capital Trust I
Series 2003-3, Class A7
2.43%, 12/15/2042 *	150	123
GSAMP Trust
Series 2006-SD2, Class A1
0.37%, 05/25/2046 - 144A *	125	123
Hertz Corp.
Series 2009-2A, Class A2
5.29%, 03/25/2016 - 144A	120	130
Lehman XS Trust
Series 2005-5N, Class 1A1
0.56%, 11/25/2035 *	313	230
Series 2005-7N, Class 1A1B
0.56%, 12/25/2035 *	251	105
Series 2006-GP4, Class 3A1A
0.33%, 08/25/2046 *	29	28
Nelnet Student Loan Trust
Series 2008-4, Class A4
1.77%, 04/25/2017 *	170	174
Santander Drive Auto Receivables Trust
Series 2010-2, Class B
2.24%, 12/15/2014	110	110
Series 2010-2, Class C
3.89%, 07/17/2017	130	133
UAL Pass-Through Trust
Series 2009-2A
9.75%, 01/15/2017	48	55

Total Asset-Backed Securities (cost $2,692)		2,460

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.1%
New York City Municipal Water Finance Authority
5.72%, 06/15/2042	100	100
New York State Urban Development Corp.
5.84%, 03/15/2040	100	102
North Texas Higher Education Authority
Series 2010-1 - Class A2
1.20%, 07/01/2019 *	100	99
State of California
7.55%, 04/01/2039	250	260
State of California - Build America Bonds
7.30%, 10/01/2039	60	61
Virginia Housing Development Authority
Series 2006-C - Class CTFS
6.00%, 06/25/2034	685	690

Total Municipal Government Obligations (cost $1,289)		1,312

PREFERRED CORPORATE DEBT SECURITIES - 0.3%
Capital Markets - 0.1%
Credit Suisse
5.86%, 05/15/2017 * Ž	90	85
Goldman Sachs Capital II
5.79%, 06/01/2012 * Ž	20	17
Lehman Brothers Holdings Capital Trust VII
5.86%, 05/31/2012 Ž Џ § ±	200	♦
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/2065 Џ	120	♦
Diversified Financial Services - 0.2%
ILFC E-Capital Trust II
6.25%, 12/21/2065 - 144A *	250	195

Total Preferred Corporate Debt Securities (cost $627)		297

CORPORATE DEBT SECURITIES - 10.9%
Auto Components - 0.0% ∞
BorgWarner, Inc.
4.63%, 09/15/2020	30	30
Automobiles - 0.4%
Daimler Finance North America LLC
5.88%, 03/15/2011	300	303
Motors Liquidation Co.
8.25%, 07/15/2023 Џ	470	163
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 01/15/2020	120	130
Biotechnology - 0.1%
FMC Finance III SA
6.88%, 07/15/2017	120	127
Capital Markets - 0.7%
BP Capital Markets PLC
3.13%, 03/10/2012	30	31
5.25%, 11/07/2013	100	108
Goldman Sachs Group, Inc.
3.70%, 08/01/2015	160	163
4.75%, 07/15/2013	10	11
5.38%, 03/15/2020	50	52
6.00%, 06/15/2020	70	76
Lehman Brothers Holdings, Inc.
5.25%, 02/06/2012 Џ	100	23
Lehman Brothers Holdings, Inc. - Series I
6.75%, 12/28/2017 Џ	480	♦
Morgan Stanley
2.79%, 05/14/2013 *	200	206
4.20%, 11/20/2014	140	143
Chemicals - 0.0% ∞
Dow Chemical Co.
4.25%, 11/15/2020	20	19
Westlake Chemical Corp.
6.63%, 01/15/2016	17	18

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Principal	Value

Commercial Banks - 1.8%
Bank of Nova Scotia
1.65%, 10/29/2015 - 144A	$545	$520
DnB NOR Boligkreditt
2.10%, 10/14/2015 - 144A	610	579
Eksportfinans ASA
2.00%, 09/15/2015	310	303
Glitnir Banki HF
6.33%, 07/28/2011 - 144A Џ	160	48
6.69%, 06/15/2016 - 144A Ə Џ §	380	♦
Landsbanki Islands HF
6.10%, 08/25/2011 - 144A Џ	140	15
Royal Bank of Canada
3.13%, 04/14/2015 - 144A	445	456
Wachovia Corp.
5.25%, 08/01/2014	100	107
Consumer Finance - 0.4%
SLM Corp.
5.00%, 10/01/2013 - 04/15/2015	235	236
5.05%, 11/14/2014	60	57
5.63%, 08/01/2033	45	35
8.00%, 03/25/2020	120	122
Containers & Packaging - 0.0% ∞
Ball Corp.
6.75%, 09/15/2020	50	53
Diversified Consumer Services - 0.0% ∞
Service Corp., International
7.50%, 04/01/2027	35	34
Diversified Financial Services - 1.7%
Ally Financial, Inc.
1.75%, 10/30/2012	150	153
ASIF Global Financing XIX
4.90%, 01/17/2013 - 144A	40	41
Bank of America Corp.
5.63%, 07/01/2020	75	76
BNP Paribas Home Loan Covered Bonds SA
2.20%, 11/02/2015 - 144A	355	340
Citigroup, Inc.
4.75%, 05/19/2015	35	37
5.38%, 08/09/2020	155	161
General Electric Capital Corp.
5.50%, 01/08/2020	115	123
JPMorgan Chase & Co.
2.60%, 01/15/2016	80	78
5.13%, 09/15/2014	200	213
5.15%, 10/01/2015	40	42
6.13%, 06/27/2017	220	241
Kaupthing Bank Hf
7.13%, 05/19/2016 - 144A Ə Џ	130	♦
Kaupthing Bank Hf - Series 1
7.63%, 02/28/2015 - 144A Џ	710	190
Reynolds Group Issuer, Inc.
7.75%, 10/15/2016 - 144A	100	106
Rio Tinto Finance USA, Ltd.
6.50%, 07/15/2018	150	175
Diversified Telecommunication Services - 0.8%
AT&T, Inc.
6.55%, 02/15/2039	20	22
Deutsche Telekom International Finance BV
5.75%, 03/23/2016	80	90
Intelsat Jackson Holdings SA
8.50%, 11/01/2019 - 144A	50	54
Sprint Capital Corp.
8.75%, 03/15/2032	60	61
Telecom Italia Capital SA
5.25%, 10/01/2015	130	133
Telefonica Emisiones SAU
5.13%, 04/27/2020	90	87
Verizon Communications, Inc.
8.95%, 03/01/2039	10	14
Verizon New York, Inc. - Series A
6.88%, 04/01/2012	300	319
Windstream Corp.
8.63%, 08/01/2016	140	147
Electric Utilities - 0.5%
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/2020	211	218
FirstEnergy Corp. - Series B
6.45%, 11/15/2011	7	7
FirstEnergy Corp. - Series C
7.38%, 11/15/2031	175	184
Pacific Gas & Electric Co.
5.80%, 03/01/2037	60	64
6.05%, 03/01/2034	20	22
8.25%, 10/15/2018	40	52
Energy Equipment & Services - 0.3%
Cie Generale de Geophysique-Veritas
7.50%, 05/15/2015	80	81
7.75%, 05/15/2017	40	41
Complete Production Services, Inc.
8.00%, 12/15/2016	105	109
Enterprise Products Operating LLC
9.75%, 01/31/2014	110	133
Food Products - 0.1%
Kraft Foods, Inc.
5.38%, 02/10/2020	110	118
Health Care Providers & Services - 0.2%
HCA, Inc.
6.30%, 10/01/2012	6	6
9.13%, 11/15/2014	20	21
Humana, Inc.
7.20%, 06/15/2018	50	57
Tenet Healthcare Corp.
9.00%, 05/01/2015	45	50
10.00%, 05/01/2018	45	52
WellPoint, Inc.
5.88%, 06/15/2017	20	22
Hotels, Restaurants & Leisure - 0.1%
Boyd Gaming Corp.
6.75%, 04/15/2014	25	25
7.13%, 02/01/2016	80	71
Inn of the Mountain Gods Resort & Casino
12.00%, 11/15/2010 Џ	30	16
MGM Resorts International
6.63%, 07/15/2015	5	5
7.63%, 01/15/2017	10	9
13.00%, 11/15/2013	9	11
Mohegan Tribal Gaming Authority
6.13%, 02/15/2013	15	12
Station Casinos, Inc.
6.88%, 03/01/2016 Џ	10	♦
7.75%, 08/15/2016 Џ	90	♦
Independent Power Producers & Energy Traders - 0.1%
AES Corp.
7.75%, 10/15/2015	80	86

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Principal	Value

Independent Power Producers & Energy Traders (continued)
Edison Mission Energy
7.00%, 05/15/2017	$70	$55
NRG Energy, Inc.
7.38%, 02/01/2016	10	10
Insurance - 0.7%
American International Group, Inc.
5.85%, 01/16/2018	40	41
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	100	103
Lincoln National Corp.
7.00%, 06/15/2040	50	54
Metropolitan Life Global Funding I
2.50%, 01/11/2013 - 144A	300	307
5.13%, 06/10/2014 - 144A	100	109
Prudential Financial, Inc.
4.75%, 09/17/2015	140	148
Teachers Insurance & Annuity Association of America
6.85%, 12/16/2039 - 144A	80	94
Life Sciences Tools & Services - 0.0% ∞
Life Technologies Corp.
5.00%, 01/15/2021	15	15
Media - 0.7%
CBS Corp.
8.88%, 05/15/2019	5	6
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/2015 - 144A	10	10
Comcast Corp.
6.40%, 03/01/2040	109	116
CSC Holdings LLC
8.63%, 02/15/2019	5	6
DISH DBS Corp.
7.00%, 10/01/2013	30	32
NBC Universal, Inc.
4.38%, 04/01/2021 - 144A	72	70
5.15%, 04/30/2020 - 144A	70	73
News America, Inc.
6.65%, 11/15/2037	10	11
Reed Elsevier Capital, Inc.
8.63%, 01/15/2019	80	102
Sun Media Corp.
7.63%, 02/15/2013	30	30
Time Warner Cable, Inc.
5.88%, 11/15/2040	55	54
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	80	101
Time Warner, Inc.
4.70%, 01/15/2021	30	31
6.10%, 07/15/2040	20	21
Metals & Mining - 0.3%
Alcoa, Inc.
6.00%, 07/15/2013	10	11
Cliffs Natural Resources, Inc.
4.80%, 10/01/2020	30	29
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/2017	190	210
Steel Dynamics, Inc.
6.75%, 04/01/2015	65	66
Multiline Retail - 0.0% ∞
JC Penney Corp., Inc.
7.40%, 04/01/2037	20	19
Multi-Utilities - 0.1%
Dominion Resources, Inc. - Series D
8.88%, 01/15/2019	80	104
Oil, Gas & Consumable Fuels - 1.5%
Chesapeake Energy Corp.
6.50%, 08/15/2017	25	25
7.25%, 12/15/2018	5	5
ConocoPhillips
6.50%, 02/01/2039	80	95
ConocoPhillips Holding Co.
6.95%, 04/15/2029	40	49
Consol Energy, Inc.
8.25%, 04/01/2020 - 144A	40	43
El Paso Corp.
7.80%, 08/01/2031	86	86
El Paso Natural Gas Co.
8.38%, 06/15/2032	70	82
Hess Corp.
7.30%, 08/15/2031	20	24
7.88%, 10/01/2029	20	25
8.13%, 02/15/2019	90	114
Kinder Morgan Energy Partners, LP
5.85%, 09/15/2012	50	54
6.75%, 03/15/2011	190	192
Occidental Petroleum Corp.
7.00%, 11/01/2013	150	173
OPTI Canada, Inc.
7.88%, 12/15/2014	10	7
Pemex Project Funding Master Trust
6.63%, 06/15/2035	147	150
Petrobras International Finance Co.
5.75%, 01/20/2020	250	260
6.13%, 10/06/2016	50	55
SandRidge Energy, Inc.
8.75%, 01/15/2020	60	62
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049 Ə	25	♦
Shell International Finance BV
4.38%, 03/25/2020	10	10
6.38%, 12/15/2038	80	95
Williams Cos., Inc.
8.75%, 03/15/2032	15	18
Williams Cos., Inc. - Series A
7.50%, 01/15/2031	71	80
Pharmaceuticals - 0.1%
Wyeth
5.95%, 04/01/2037	110	122
Real Estate Management & Development - 0.2%
Realogy Corp.
10.50%, 04/15/2014	230	226
Semiconductors & Semiconductor Equipment - 0.0% ∞
MagnaChip Semiconductor S.A.
1.00%, 12/15/2049 Ə	1	♦
National Semiconductor Corp.
6.60%, 06/15/2017	10	11
Wireless Telecommunication Services - 0.0% ∞
America Movil SAB de CV
5.63%, 11/15/2017	50	55

Total Corporate Debt Securities (cost $14,449)		12,699

	Shares	Value
COMMON STOCKS - 61.9%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	16,395	872
Northrop Grumman Corp.	2,200	143
United Technologies Corp.	14,497	1,140

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Air Freight & Logistics - 0.2%
FedEx Corp.	1,940	$180
Airlines - 0.0% ∞
Southwest Airlines Co.	1,260	16
Auto Components - 0.4%
Johnson Controls, Inc.	12,236	467
Automobiles - 0.5%
Ford Motor Co. ‡	14,320	240
General Motors Co. ‡	7,900	292
Beverages - 1.6%
Coca-Cola Co.	14,981	986
PepsiCo, Inc.	13,331	871
Biotechnology - 1.1%
Alexion Pharmaceuticals, Inc. ‡	1,000	81
Biogen Idec, Inc. ‡	5,444	365
Celgene Corp. ‡	11,640	688
Gilead Sciences, Inc. ‡	5,170	187
Capital Markets - 1.5%
Goldman Sachs Group, Inc.	4,960	834
Legg Mason, Inc.	5,890	214
Morgan Stanley	5,980	163
State Street Corp.	8,810	408
TD Ameritrade Holding Corp.	7,600	144
Chemicals - 1.5%
CF Industries Holdings, Inc.	590	80
Dow Chemical Co.	18,518	632
E.I. du Pont de Nemours & Co.	13,435	670
Georgia Gulf Corp. ‡	3,520	85
PPG Industries, Inc.	3,090	260
Commercial Banks - 2.0%
BB&T Corp.	4,459	117
Comerica, Inc.	3,760	159
First Horizon National Corp.	3,635	43
Huntington Bancshares, Inc.	41,610	286
M&T Bank Corp.	590	51
Regions Financial Corp.	16,810	118
SunTrust Banks, Inc.	2,200	65
U.S. Bancorp	1,376	37
Wells Fargo & Co.	42,212	1,308
Zions Bancorporation	5,640	137
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	1,880	80
Communications Equipment - 1.0%
Cisco Systems, Inc. ‡	25,963	525
Juniper Networks, Inc. ‡	5,200	192
QUALCOMM, Inc.	9,185	455
Computers & Peripherals - 3.5%
Apple, Inc. ‡	7,866	2,537
EMC Corp. ‡	30,368	695
Hewlett-Packard Co.	13,183	555
SanDisk Corp. ‡	6,400	319
Construction Materials - 0.0% ∞
Martin Marietta Materials, Inc.	500	46
Consumer Finance - 0.7%
American Express Co.	9,800	421
Capital One Financial Corp.	10,499	446
Containers & Packaging - 0.0% ∞
Sealed Air Corp.	1,500	38
Diversified Consumer Services - 0.0% ∞
Apollo Group, Inc. — Class A ‡	800	32
Diversified Financial Services - 2.5%
Bank of America Corp.	84,458	1,127
Citigroup, Inc. ‡	279,694	1,323
CME Group, Inc. - Class A	100	32
Invesco, Ltd.	17,300	416
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	29,897	878
CenturyLink, Inc.	3,240	150
Frontier Communications Corp.	12,987	126
Verizon Communications, Inc.	28,376	1,016
Electric Utilities - 0.9%
American Electric Power Co., Inc.	7,040	253
Edison International	5,450	210
Nextera Energy, Inc.	8,220	428
Southern Co.	5,550	212
Electronic Equipment & Instruments - 0.1%
Corning, Inc.	5,860	113
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	6,910	395
Cameron International Corp. ‡	3,600	183
FMC Technologies, Inc. ‡	490	44
Halliburton Co.	5,840	238
Helmerich & Payne, Inc.	1,710	83
Rowan Cos., Inc. ‡	5,760	201
Schlumberger, Ltd.	5,314	443
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	13,197	459
Kroger Co.	11,130	249
Sysco Corp.	3,090	91
Walgreen Co.	5,397	210
Wal-Mart Stores, Inc.	12,300	663
Food Products - 1.1%
Archer-Daniels-Midland Co.	3,464	104
Campbell Soup Co.	5,200	181
ConAgra Foods, Inc.	5,220	118
General Mills, Inc.	22,110	786
Kellogg Co.	1,700	87
Gas Utilities - 0.3%
National Fuel Gas Co.	3,070	201
Oneok, Inc.	2,770	154
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	3,810	193
Covidien PLC	9,030	412
CR Bard, Inc.	2,970	273
Medtronic, Inc.	77	3
Health Care Providers & Services - 1.1%
DaVita, Inc. ‡	3,100	215
Humana, Inc. ‡	3,760	206
McKesson Corp.	4,240	298
UnitedHealth Group, Inc.	11,253	407
WellPoint, Inc. ‡	3,449	196
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp.	4,475	206
Darden Restaurants, Inc.	8,700	405
McDonald’s Corp.	4,420	339
Household Durables - 0.4%
Lennar Corp. - Class A	5,880	110
NVR, Inc. ‡	290	201
Pulte Group, Inc. ‡	7,830	59
Whirlpool Corp.	890	79

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Household Products - 2.3%
Colgate-Palmolive Co.	9,090	$731
Kimberly-Clark Corp.	5,610	354
Procter & Gamble Co.	25,170	1,619
Independent Power Producers & Energy Traders - 0.1%
AES Corp. ‡	7,850	96
Industrial Conglomerates - 2.3%
3M Co.	9,930	857
General Electric Co.	67,466	1,234
Textron, Inc.	3,300	78
Tyco International, Ltd.	14,950	620
Insurance - 2.1%
ACE, Ltd.	7,380	459
Aflac, Inc.	4,598	259
Berkshire Hathaway, Inc. - Class B ‡	7,066	566
Everest RE Group, Ltd.	400	34
MetLife, Inc.	12,803	570
PartnerRe, Ltd.	500	40
Prudential Financial, Inc.	6,193	364
RenaissanceRe Holdings, Ltd.	1,100	70
XL Group PLC - Class A	6,250	136
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. ‡	4,513	813
Expedia, Inc.	5,870	147
Internet Software & Services - 0.8%
eBay, Inc. ‡	4,800	134
Google, Inc. - Class A ‡	1,081	642
Yahoo!, Inc. ‡	5,920	98
IT Services - 1.4%
Cognizant Technology Solutions Corp. - Class A ‡	8,490	622
International Business Machines Corp.	6,522	957
Western Union Co.	3,800	71
Leisure Equipment & Products - 0.0% ∞
Mattel, Inc.	2,200	56
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. ‡	3,770	209
Machinery - 0.7%
Cummins, Inc.	1,380	152
Deere & Co.	1,260	105
PACCAR, Inc.	6,541	375
Parker Hannifin Corp.	2,170	187
Media - 1.9%
CBS Corp. - Class B	17,270	329
Comcast Corp. - Class A	7,214	158
DIRECTV - Class A ‡	5,765	230
Gannett Co., Inc.	11,800	178
Time Warner, Inc.	18,937	610
Walt Disney Co.	15,923	597
Metals & Mining - 0.8%
Alcoa, Inc.	15,730	242
Cliffs Natural Resources, Inc.	1,130	88
Freeport-McMoRan Copper & Gold, Inc.	5,028	604
Multiline Retail - 0.8%
Kohl’s Corp. ‡	4,420	240
Macy’s, Inc.	10,840	274
Target Corp.	7,380	444
Multi-Utilities - 0.9%
Ameren Corp.	3,060	86
NiSource, Inc.	3,570	63
PG&E Corp.	5,650	271
Public Service Enterprise Group, Inc.	6,340	202
Sempra Energy	2,900	152
Xcel Energy, Inc.	10,290	242
Oil, Gas & Consumable Fuels - 5.9%
Anadarko Petroleum Corp.	3,060	233
Apache Corp.	5,998	715
Chevron Corp.	21,025	1,918
ConocoPhillips	3,313	226
Consol Energy, Inc.	1,380	67
Devon Energy Corp.	4,850	381
EOG Resources, Inc.	2,300	210
Exxon Mobil Corp.	22,060	1,613
Murphy Oil Corp.	1,000	75
Noble Energy, Inc.	2,890	249
Occidental Petroleum Corp.	9,625	944
Peabody Energy Corp.	3,780	242
SemGroup Corp. - Class A ‡	64	2
Pharmaceuticals - 3.4%
Abbott Laboratories	24,582	1,178
Bristol-Myers Squibb Co.	6,840	181
Johnson & Johnson	10,648	659
Merck & Co., Inc.	36,112	1,301
Mylan, Inc. ‡	9,180	194
Pfizer, Inc.	25,596	448
Real Estate Investment Trusts - 0.9%
BRE Properties, Inc.	90	4
Digital Realty Trust, Inc.	4,340	225
HCP, Inc.	800	29
Hospitality Properties Trust	2,900	67
Host Hotels & Resorts, Inc.	8,400	150
Lasalle Hotel Properties	2,800	74
Omega Healthcare Investors, Inc.	3,620	81
Pennsylvania Real Estate Investment Trust	11,910	173
Plum Creek Timber Co., Inc.	920	34
ProLogis	3,350	48
Simon Property Group, Inc.	600	60
Strategic Hotels & Resorts, Inc. ‡	7,200	38
Vornado Realty Trust	490	41
Road & Rail - 1.6%
CSX Corp.	11,900	769
Norfolk Southern Corp.	10,850	682
Union Pacific Corp.	4,430	410
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	7,150	100
Broadcom Corp. - Class A	9,200	401
Intel Corp.	7,193	151
Intersil Corp. - Class A	8,220	126
Marvell Technology Group, Ltd. ‡	4,280	79
Micron Technology, Inc. ‡	9,000	72
Novellus Systems, Inc. ‡	3,300	107
NVIDIA Corp. ‡	15,500	239
Xilinx, Inc.	13,120	380
Software - 2.8%
Adobe Systems, Inc. ‡	10,456	322
Citrix Systems, Inc. ‡	2,100	144
Microsoft Corp.	68,516	1,912
Oracle Corp.	26,763	838
Specialty Retail - 1.3%
AutoZone, Inc. ‡	1,200	326
GameStop Corp. - Class A ‡	11,530	264

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Specialty Retail (continued)
Lowe’s Cos., Inc.	12,760	$320
RadioShack Corp.	570	11
Staples, Inc.	11,930	272
TJX Cos., Inc.	7,350	326
Textiles, Apparel & Luxury Goods - 0.3%
Nike, Inc. - Class B	3,470	296
Tobacco - 0.2%
Altria Group, Inc.	8,300	204
Water Utilities - 0.0% ∞
American Water Works Co., Inc.	250	6
Wireless Telecommunication Services - 0.3%
American Tower Corp. - Class A ‡	400	21
Sprint Nextel Corp. ‡	72,966	308

Total Common Stocks (cost $64,839)		72,067

PREFERRED STOCKS - 0.0% ∞
U.S. Government Agency Obligation - 0.0% ∞
Fannie Mae 0.00% *	600	♦
Fannie Mae 8.25% *	10,800	6
Freddie Mac 8.38% *	14,925	10

Total Preferred Stocks (cost $675)		16

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.9%
U.S. Treasury Bill 0.14%, 04/14/2011	$3,360	3,359
Total Short-Term U.S. Government Obligation (cost $3,359)

	Shares	Value

WARRANT - 0.0% ∞
United States - 0.0% ∞
SemGroup Corp. ‡
Expiration: 11/30/2014
Exercise Price: $25.00	68	♦
Total Warrant (cost $ ♦)

	Principal	Value

REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.01% ▲, dated 12/31/2010, to be repurchased at $1,166 on 01/03/2011. Collateralized by U.S. Government Obligations, 1.00% - 3.13%, due 04/30/2012 - 04/30/2017, with a total value of $1,196.	$1,166	$1,166

Total Repurchase Agreement (cost $1,166)
Total Investment Securities (cost $119,674) #		122,526
Other Assets and Liabilities - Net		(6,189)

Net Assets		$116,337

	Principal	Value

SECURITIES SOLD SHORT - (3.4%)
Fannie Mae, TBA
4.50%	$(1,800)	$(1,843)
5.50%	(400)	(427)
6.00%	(400)	(434)
Freddie Mac, TBA
4.50%	(1,200)	(1,226)

Total Securities Sold Short (proceeds $3,948)		(3,930)

	Notional
	Amount	Value

WRITTEN OPTIONS - 0.0% ∞
Call Options - 0.0% ∞
10-Year U.S. Treasury Note Future	$(5)	(2)
Call Strike $124.00
Expires 02/18/2011
5-Year U.S. Treasury Note Future	(1)	♦
Call Strike $119.50
Expires 02/18/2011
Put Options - 0.0% ∞
10-Year U.S. Treasury Note Future	(5)	(19)
Put Strike $124.00
Expires 02/18/2011
5-Year U.S. Treasury Note Future	(1)	(2)
Put Strike $119.50
Expires 02/18/2011

Total Written Options (Premiums: $20)		(23)

FUTURES CONTRACTS: γ

				Net Unrealized
				Appreciation
Description	Type	Contracts	Expiration Date	(Depreciation)

10-Year U.S. Treasury Note	Short	(15)	03/22/2011	$(10)
2-Year U.S. Treasury Note	Short	(6)	03/31/2011	(3)
30-Year U.S. Treasury Bond	Long	23	03/22/2011	(69)
90-Day Euro	Long	18	12/19/2011	13
S&P 500 E-Mini Index	Long	3	03/18/2011	4
Ultra Long U.S. Treasury Bond	Long	1	03/22/2011	(4)

				$(69)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2010.

Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $112, or 0.10% of the portfolio’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.

Џ	In default.

♦	Value is less than $1.

∞	Percentage rounds to less than 0.1%.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 12/31/2010.

§	Illiquid. At 12/31/2010, illiquid investment securities aggregated to less than $1, or less than 0.01% of the portfolio’s net assets.

#	Aggregate cost for federal income tax purposes is $122,015. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,610 and $6,099, respectively. Net unrealized appreciation for tax purposes is $511.

γ	A portion of this security in the amount of $85 and cash in the amount of $181 have been segregated as collateral with the broker to cover margin requirements for open futures contracts.

Г	Contract amounts are not in thousands.

±	Restricted security. At 12/31/2010, the portfolio owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale.

Description	Date of Acquisition	Principal	Cost	Value		Price*

Lehman Brothers Holdings Capital Trust VII	07/13/2007	$200	$195	$	♦	$	¥

*	Price not rounded to thousands.

¥	Price rounds to less than $0.01
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2010, these securities aggregated $5,300, or 4.56%, of the portfolio’s net assets.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced
VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total

Investment Securities
Asset-Backed Securities	$—	$2,460	$—	$2,460
Common Stocks	70,440	1,627	—	72,067
Corporate Debt Securities	—	12,699	♦	12,699
Foreign Government Obligations	—	256	—	256
Mortgage-Backed Securities	—	7,111	—	7,111
Municipal Government Obligations	—	1,312	—	1,312
Preferred Corporate Debt Securities	—	297	—	297
Preferred Stocks	16	—	—	16
Repurchase Agreement	—	1,166	—	1,166
Short-Term U.S. Government Obligations	—	3,359	—	3,359
U.S. Government Agency Obligations	—	19,143	—	19,143
U.S. Government Obligations	—	2,640	—	2,640
Warrants	—	♦	—	♦
Total	$70,456	$52,070	$ ♦	$122,526

	Level 1	Level 2	Level 3	Total

Securities Sold Short
U.S. Government Agency Obligations	$—	$(3,930)	$—	$(3,930)

	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Written Options	$—	$(23)	$—	$(23)

	Level 1	Level 2	Level 3	Total

Other Financial Instruments*
Futures Contracts - Appreciation	$17	$—	$—	$17
Futures Contracts - Depreciation	(86)	—	—	(86)
Total	$(69)	$—	$—	$(69)

*	Other financial instruments are derivative instruments including, but not limited to, Futures Contracts, Forward Foreign Currency Contracts, and Swap Contracts that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Balanced Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)
VALUATION SUMMARY (continued)
Level 3 Rollforward - Investment Securities

	Beginning					Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Change in Unrealized	In/(Out) of	Balance at
Securities	12/31/2009	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	12/31/2010

Corporate Debt Securities	$1	$ ♦	$—	$—	$(1)	$ ♦	$ ♦

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Value Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 98.3%
Aerospace & Defense - 3.0%
General Dynamics Corp. ^	72,700	$5,159
Lockheed Martin Corp.	80,500	5,628
Northrop Grumman Corp. ^	200,000	12,956
Raytheon Co.	138,100	6,400
Automobiles - 0.5%
Ford Motor Co. ‡^	294,900	4,951
Biotechnology - 2.9%
Amgen, Inc. ‡^	289,400	15,888
Biogen Idec, Inc. ‡^	198,200	13,289
Capital Markets - 3.0%
Ameriprise Financial, Inc.	191,400	11,015
Franklin Resources, Inc. ^	84,100	9,353
Goldman Sachs Group, Inc.	24,000	4,036
T. Rowe Price Group, Inc. ^	92,600	5,976
Chemicals - 1.9%
Cabot Corp.	219,300	8,257
Eastman Chemical Co. ^	90,700	7,626
Methanex Corp. ^	128,300	3,900
Commercial Banks - 6.2%
Credicorp, Ltd.	67,100	7,979
Fifth Third Bancorp ^	694,900	10,201
PNC Financial Services Group, Inc. ^	158,800	9,642
Wells Fargo & Co.	1,137,500	35,251
Communications Equipment - 1.0%
Research In Motion, Ltd. ‡^	168,400	9,789
Construction & Engineering - 0.9%
KBR, Inc.	297,600	9,068
Consumer Finance - 1.2%
Capital One Financial Corp.	296,000	12,598
Diversified Consumer Services - 1.3%
Apollo Group, Inc. - Class A ‡^	161,600	6,382
ITT Educational Services, Inc. ‡^	106,200	6,763
Diversified Financial Services - 6.3%
Bank of America Corp. ^	844,200	11,262
Citigroup, Inc. ‡^	916,000	4,333
JPMorgan Chase & Co. ^	875,300	37,130
NASDAQ OMX Group ‡^	279,100	6,617
NYSE Euronext	147,300	4,416
Diversified Telecommunication Services - 4.2%
AT&T, Inc. ^	893,300	26,246
Verizon Communications, Inc. ^	443,600	15,872
Electric Utilities - 3.9%
Edison International ^	309,000	11,928
Entergy Corp. ^	143,000	10,129
Exelon Corp. ^	198,900	8,282
NV Energy, Inc. ^	667,200	9,374
Electronic Equipment & Instruments - 0.6%
Ingram Micro, Inc. - Class A ‡	339,100	6,473
Food & Staples Retailing - 5.0%
CVS Caremark Corp.	230,200	8,004
Kroger Co.	533,400	11,927
Safeway, Inc. ^	481,900	10,838
Sysco Corp. ^	245,600	7,221
Walgreen Co.	133,800	5,213
Wal-Mart Stores, Inc. ^	147,400	7,949
Food Products - 0.4%
Tyson Foods, Inc. - Class A ^	254,500	4,382
Gas Utilities - 0.4%
Energen Corp.	80,200	3,870
Health Care Providers & Services - 5.9%
Aetna, Inc. ^	355,400	10,843
AmerisourceBergen Corp. - Class A ^	143,100	4,883
Cardinal Health, Inc.	273,100	10,462
Coventry Health Care, Inc. ‡^	195,900	5,172
Health Net, Inc. ‡^	305,800	8,345
Humana, Inc. ‡^	134,300	7,352
UnitedHealth Group, Inc.	252,000	9,100
WellPoint, Inc. ‡	70,400	4,003
Household Products - 2.5%
Procter & Gamble Co.	390,600	25,127
Independent Power Producers &
Energy Traders - 0.8%
Constellation Energy Group, Inc.	148,500	4,548
NRG Energy, Inc. ‡	166,000	3,244
Industrial Conglomerates - 0.8%
General Electric Co. ^	460,000	8,413
Insurance - 9.0%
Aflac, Inc. ^	73,800	4,165
Allied World Assurance Co. Holdings, Ltd. ^	86,200	5,124
Arch Capital Group, Ltd. ‡^	103,300	9,096
Assurant, Inc.	189,500	7,300
Axis Capital Holdings, Ltd.	278,100	9,977
Chubb Corp. ^	208,800	12,452
Endurance Specialty Holdings, Ltd. ^	131,500	6,058
RenaissanceRe Holdings, Ltd.	159,000	10,126
Torchmark Corp. ^	70,100	4,188
Transatlantic Holdings, Inc.	75,200	3,882
Travelers Cos., Inc. ^	248,800	13,860
Validus Holdings, Ltd.	22,600	692
WR Berkley Corp. ^	176,000	4,819
Internet Software & Services - 0.8%
IAC/InterActiveCorp ‡^	287,600	8,254
Machinery - 1.5%
Gardner Denver, Inc.	79,900	5,499
Oshkosh Corp. ‡^	271,100	9,553
Media - 3.9%
CBS Corp. - Class B ^	234,400	4,465
Comcast Corp. - Class A ^	355,800	7,817
DIRECTV - Class A ‡	221,400	8,841
McGraw-Hill Cos., Inc.	111,200	4,049
Time Warner, Inc.	461,400	14,844
Metals & Mining - 0.6%
Southern Copper Corp. ^	119,800	5,839
Multiline Retail - 0.4%
Family Dollar Stores, Inc.	82,700	4,111
Multi-Utilities - 1.1%
Public Service Enterprise Group, Inc. ^	366,200	11,649
Oil, Gas & Consumable Fuels - 12.4%
Chevron Corp. ^	421,000	38,417
ConocoPhillips	321,100	21,867
Exxon Mobil Corp. ^	118,700	8,679
Hess Corp.	193,100	14,780
Marathon Oil Corp.	360,500	13,349
Murphy Oil Corp.	160,700	11,980
Nexen, Inc.	188,900	4,326
Valero Energy Corp. ^	520,800	12,041

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Value Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Paper & Forest Products - 0.4%
Domtar Corp. ‡	47,400	$3,599
Personal Products - 0.9%
Herbalife, Ltd. ^	138,600	9,476
Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co. ^	273,300	7,237
Eli Lilly & Co. ^	107,300	3,760
Forest Laboratories, Inc. ‡	113,800	3,639
Johnson & Johnson	346,800	21,450
Pfizer, Inc.	238,200	4,171
Real Estate Management & Development - 0.8%
Jones Lang Lasalle, Inc.	97,400	8,174
Road & Rail - 1.8%
CSX Corp.	71,300	4,607
Ryder System, Inc. ^	172,800	9,096
Union Pacific Corp.	49,400	4,577
Semiconductors & Semiconductor
Equipment - 0.9%
Texas Instruments, Inc.	272,300	8,850
Software - 2.0%
Microsoft Corp.	716,300	19,999
Specialty Retail - 0.9%
AutoZone, Inc. ‡ ^	32,800	8,941
Textiles, Apparel & Luxury Goods - 2.0%
Coach, Inc. ^	162,600	8,993
Deckers Outdoor Corp. ‡ ^	72,900	5,813
Fossil, Inc. ‡ ^	72,400	5,103
Tobacco - 0.8%
Philip Morris International, Inc.	130,800	7,656
Wireless Telecommunication Services - 1.4%
MetroPCS Communications, Inc. ‡ ^	583,900	7,374
Telephone & Data Systems, Inc. ^	192,800	7,047

Total Common Stocks (cost $870,551)		996,726

SECURITIES LENDING COLLATERAL - 1.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	18,506,196	$18,506
Total Securities Lending Collateral (cost $18,506)

	Principal	Value

REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.01% ▲, dated 12/31/2010, to be repurchased at $17,447 on 01/03/2011. Collateralized by a U.S. Government Obligation, 3.13%, due 04/30/2017, with a value of $17,799.	$17,447	17,447
Total Repurchase Agreement (cost $17,447)

Total Investment Securities (cost $906,504) #		1,032,679
Other Assets and Liabilities - Net		(18,564)

Net Assets		$1,014,115

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $18,093.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $911,779. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $141,839 and $20,939, respectively. Net unrealized appreciation for tax purposes is $120,900.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$991,602	$5,124	$—	$996,726
Repurchase Agreement	—	17,447	—	17,447
Securities Lending Collateral	18,506	—	—	18,506
Total	$1,010,108	$22,571	$—	$1,032,679

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Core Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 98.4%
Aerospace & Defense - 4.1%
General Dynamics Corp.	14,200	$1,008
L-3 Communications Holdings, Inc. ^	24,900	1,755
Lockheed Martin Corp. ^	38,300	2,678
Northrop Grumman Corp. ^	50,500	3,270
Raytheon Co.	39,200	1,817
Air Freight & Logistics - 0.4%
FedEx Corp. ^	11,600	1,079
Automobiles - 1.0%
Ford Motor Co. ‡^	155,300	2,607
Beverages - 0.8%
Coca-Cola Co. ^	30,200	1,986
Biotechnology - 3.1%
Amgen, Inc. ‡	63,500	3,487
Biogen Idec, Inc. ‡	40,300	2,702
Gilead Sciences, Inc. ‡	47,800	1,732
Capital Markets - 3.3%
Ameriprise Financial, Inc. ^	45,800	2,636
Franklin Resources, Inc.	26,200	2,913
T. Rowe Price Group, Inc. ^	44,400	2,866
Chemicals - 2.0%
Agrium, Inc. ^	25,700	2,359
E.I. du Pont de Nemours & Co. ^	22,400	1,117
PPG Industries, Inc.	17,700	1,488
Commercial Banks - 3.9%
Credicorp, Ltd.	14,800	1,760
Fifth Third Bancorp ^	171,900	2,523
Wells Fargo & Co.	180,400	5,591
Communications Equipment - 1.0%
Research In Motion, Ltd. ‡^	42,000	2,441
Computers & Peripherals - 2.7%
Apple, Inc. ‡	6,200	2,000
Dell, Inc. ‡^	160,600	2,176
Hewlett-Packard Co. ^	65,600	2,762
Consumer Finance - 1.5%
Capital One Financial Corp.	65,600	2,792
Discover Financial Services	54,500	1,010
Diversified Financial Services - 2.7%
JPMorgan Chase & Co. ^	137,100	5,816
NYSE Euronext	34,000	1,019
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	134,900	3,963
BCE, Inc.	68,600	2,433
Verizon Communications, Inc. ^	57,200	2,047
Electric Utilities - 2.2%
Edison International ^	76,500	2,953
Entergy Corp.	15,600	1,105
Exelon Corp. ^	36,800	1,532
Electronic Equipment & Instruments - 1.1%
Tyco Electronics, Ltd.	78,700	2,786
Food & Staples Retailing - 5.7%
CVS Caremark Corp. ^	64,400	2,239
Kroger Co.	123,300	2,757
Safeway, Inc. ^	104,900	2,359
Sysco Corp. ^	40,100	1,179
Walgreen Co.	85,000	3,311
Wal-Mart Stores, Inc.	52,300	2,821
Health Care Equipment & Supplies - 0.4%
St. Jude Medical, Inc. ‡	25,800	1,103
Health Care Providers & Services - 6.0%
Aetna, Inc. ^	83,800	2,557
AmerisourceBergen Corp. - Class A	78,600	2,682
Cardinal Health, Inc. ^	70,900	2,715
Humana, Inc. ‡	45,300	2,480
UnitedHealth Group, Inc.	105,200	3,798
WellPoint, Inc. ‡	17,900	1,018
Hotels, Restaurants & Leisure - 1.4%
McDonald’s Corp.	33,100	2,540
Royal Caribbean Cruises, Ltd. ‡	23,800	1,119
Household Products - 2.8%
Colgate-Palmolive Co.	12,800	1,029
Procter & Gamble Co.	95,100	6,118
Industrial Conglomerates - 0.7%
General Electric Co. ^	96,900	1,772
Insurance - 4.2%
ACE, Ltd.	32,500	2,023
Aflac, Inc.	47,700	2,692
Chubb Corp. ^	50,000	2,982
Travelers Cos., Inc. ^	61,300	3,415
IT Services - 4.0%
Fiserv, Inc. ‡^	22,200	1,300
International Business Machines Corp.	48,200	7,074
Visa, Inc. - Class A ^	27,500	1,935
Machinery - 2.0%
Caterpillar, Inc. ^	18,600	1,742
Dover Corp.	15,900	929
Parker Hannifin Corp.	27,700	2,391
Media - 4.7%
Comcast Corp. - Class A ^	61,500	1,351
DIRECTV - Class A ‡	86,000	3,435
McGraw-Hill Cos., Inc.	69,400	2,527
Time Warner, Inc.	108,500	3,491
Time Warner Cable, Inc.	17,300	1,142
Metals & Mining - 1.5%
Southern Copper Corp. ^	58,400	2,846
Teck Resources, Ltd. - Class B	17,500	1,082
Multiline Retail - 0.9%
Target Corp.	39,400	2,369
Multi-Utilities - 1.0%
Public Service Enterprise Group, Inc. ^	80,700	2,567
Oil, Gas & Consumable Fuels - 12.4%
Chevron Corp.	78,000	7,118
ConocoPhillips ^	76,000	5,176
Exxon Mobil Corp.	122,800	8,978
Hess Corp.	40,400	3,092
Marathon Oil Corp.	94,700	3,507
Murphy Oil Corp. ^	16,400	1,223
Valero Energy Corp.	117,100	2,707
Pharmaceuticals - 1.8%
Forest Laboratories, Inc. ‡	49,500	1,583
Johnson & Johnson	49,000	3,031
Road & Rail - 1.6%
CSX Corp.	20,600	1,331
Norfolk Southern Corp.	17,700	1,112

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Core Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Road & Rail (continued)
Union Pacific Corp.	16,500	$1,529
Semiconductors & Semiconductor Equipment - 3.2%
Applied Materials, Inc. ^	110,200	1,548
Intel Corp.	150,500	3,165
Texas Instruments, Inc.	108,500	3,527
Software - 5.4%
Activision Blizzard, Inc. ^	197,100	2,452
CA, Inc. ^	49,900	1,220
Microsoft Corp.	269,700	7,529
Oracle Corp.	42,100	1,318
Symantec Corp. ‡	75,500	1,264
Specialty Retail - 2.5%
AutoZone, Inc. ‡ ^	10,300	2,808
Gap, Inc.	112,800	2,497
TJX Cos., Inc. ^	21,900	972
Textiles, Apparel & Luxury Goods - 1.1%
Coach, Inc.	51,500	2,848
Tobacco - 1.2%
Philip Morris International, Inc.	54,000	3,161
Trading Companies & Distributors - 0.8%
WW Grainger, Inc. ^	15,600	2,155

Total Common Stocks (cost $217,299)		251,950

SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	5,647,268	5,647
Total Securities Lending Collateral (cost $5,647)

	Principal	Value

REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.01% , dated 12/31/2010, to be repurchased at $3,877 on 01/03/2011. Collateralized by a U.S. Government Obligation, 0.63%, due 12/31/2012, with a value of $3,955.	$3,877	3,877
Total Repurchase Agreement (cost $3,877)

Total Investment Securities (cost $226,823) #		261,474
Other Assets and Liabilities — Net		(5,479)

Net Assets		$255,995

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $5,526.

‡	Non-income producing security.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $238,541. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $25,710 and $2,777, respectively. Net unrealized appreciation for tax purposes is $22,933.
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$247,141	$4,809	$—	$251,950
Repurchase Agreement	—	3,877	—	3,877
Securities Lending Collateral	5,647	—	—	5,647
Total	$252,788	$8,686	$—	$261,474

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Growth Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 99.8%
Aerospace & Defense - 3.2%
Boeing Co.	157,100	$10,252
Honeywell International, Inc.	150,762	8,015
Precision Castparts Corp.	75,580	10,521
United Technologies Corp. ^	105,150	8,277
Air Freight & Logistics - 1.2%
CH Robinson Worldwide, Inc. ^	102,919	8,253
Expeditors International of Washington, Inc.	57,896	3,161
United Parcel Service, Inc. - Class B	32,489	2,358
Airlines - 0.3%
Southwest Airlines Co. ^	284,123	3,688
Automobiles - 0.8%
Bayerische Motoren Werke AG ADR	18,384	480
Ford Motor Co. ‡^	505,349	8,484
Beverages - 0.8%
Anheuser-Busch InBev NV ADR	158,658	9,058
Biotechnology - 1.2%
Amgen, Inc. ‡	29,588	1,624
Celgene Corp. ‡	157,427	9,310
Vertex Pharmaceuticals, Inc. ‡^	86,484	3,030
Capital Markets - 2.2%
Charles Schwab Corp. ^	382,694	6,548
Goldman Sachs Group, Inc.	116,049	19,514
Chemicals - 0.4%
Monsanto Co. ^	72,862	5,074
Commercial Banks - 0.4%
Banco Santander Brasil SA ADR ^	120,213	1,635
Wells Fargo & Co.	106,902	3,313
Communications Equipment - 6.1%
Cisco Systems, Inc. ‡^	1,599,201	32,352
Emulex Corp. ‡^	325,534	3,796
Juniper Networks, Inc. ‡^	554,396	20,468
QUALCOMM, Inc.	211,093	10,447
Riverbed Technology, Inc. ‡^	150,149	5,281
Computers & Peripherals - 11.1%
Apple, Inc. ‡	175,770	56,697
Dell, Inc. ‡^	363,662	4,928
EMC Corp. ‡^	937,119	21,460
Hewlett-Packard Co.	108,505	4,568
NetApp, Inc. ‡^	534,853	29,396
QLogic Corp. ‡	636,393	10,831
SanDisk Corp. ‡	65,750	3,278
Consumer Finance - 0.5%
American Express Co.	128,871	5,531
Diversified Consumer Services - 0.3%
ITT Educational Services, Inc. ‡^	60,638	3,862
Electrical Equipment - 0.5%
Emerson Electric Co.	103,055	5,892
Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc. ‡	245,846	10,185
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	29,870	1,708
Cameron International Corp. ‡	73,466	3,727
Nabors Industries, Ltd. ‡	90,481	2,123
Oceaneering International, Inc. ‡^	40,417	2,976
Schlumberger, Ltd.	218,437	18,239
Food & Staples Retailing - 1.5%
Costco Wholesale Corp. ^	121,292	8,758
Whole Foods Market, Inc. ‡^	178,673	9,040
Food Products - 1.6%
Kraft Foods, Inc. - Class A ^	203,302	6,406
Mead Johnson Nutrition Co. - Class A	95,092	5,919
Unilever PLC	192,654	5,896
Health Care Equipment & Supplies - 0.4%
Hologic, Inc. ‡	163,135	3,070
Intuitive Surgical, Inc. ‡^	674	174
Stryker Corp. ^	19,661	1,056
Health Care Providers & Services - 2.2%
Express Scripts, Inc. ‡	170,614	9,221
Laboratory Corp. of America Holdings ‡^	51,065	4,490
Medco Health Solutions, Inc. ‡	122,173	7,486
UnitedHealth Group, Inc.	153,388	5,539
Hotels, Restaurants & Leisure - 3.4%
Carnival Corp. ^	66,155	3,050
Ctrip.com International, Ltd. ADR ‡	36,207	1,465
Las Vegas Sands Corp. ‡	89,791	4,126
Marriott International, Inc. Class A ^	239,208	9,937
McDonald’s Corp.	80,463	6,176
Starbucks Corp.	480,791	15,448
Industrial Conglomerates - 1.0%
General Electric Co. ^	620,981	11,358
Insurance - 0.3%
Lincoln National Corp.	123,042	3,422
Internet & Catalog Retail - 3.7%
Amazon.com, Inc. ‡	191,860	34,535
Expedia, Inc. ^	197,445	4,954
priceline.com, Inc. ‡^	10,983	4,388
Internet Software & Services - 4.5%
Baidu, Inc. ADR ‡	87,233	8,421
eBay, Inc. ‡	92,218	2,566
Google, Inc. Class A ‡	55,586	33,016
IAC/InterActiveCorp ‡^	77,256	2,217
Mail.ru Group, Ltd. - 144A GDR ‡ Ə	75,303	2,711
Tencent Holdings, Ltd.	192,586	4,237
IT Services - 6.1%
Cognizant Technology Solutions Corp. - Class A ‡^	70,252	5,149
International Business Machines Corp.	320,261	47,001
Mastercard, Inc. - Class A ^	51,585	11,561
Visa, Inc. — Class A ^	111,995	7,882
Life Sciences Tools & Services - 1.0%
Illumina, Inc. ‡^	93,404	5,916
Waters Corp. ‡	72,292	5,618
Machinery - 6.1%
Caterpillar, Inc. ^	213,887	20,033
Cummins, Inc.	47,010	5,172
Deere & Co. ^	94,534	7,851
Dover Corp.	106,059	6,199
Illinois Tool Works, Inc. ^	91,334	4,877
Ingersoll-Rand PLC ^	235,580	11,093
Joy Global, Inc.	89,802	7,790
Parker Hannifin Corp.	113,987	9,837
Media - 2.4%
News Corp. - Class A ^	258,235	3,760
Omnicom Group, Inc.	199,890	9,155

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Growth Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Media (continued)
Walt Disney Co. ^	395,632	$14,840
Metals & Mining - 2.1%
Cliffs Natural Resources, Inc.	75,590	5,897
Nucor Corp. ^	110,825	4,856
Rio Tinto PLC ADR ^	59,661	4,275
Teck Resources, Ltd. - Class B ^	156,208	9,659
Multiline Retail - 1.3%
Dollar General Corp. ‡^	187,666	5,756
Target Corp.	159,697	9,602
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	97,386	7,417
Apache Corp. ^	91,172	10,870
Exxon Mobil Corp.	66,397	4,855
Occidental Petroleum Corp. ^	172,656	16,937
Valero Energy Corp. ^	335,981	7,768
Personal Products - 0.2%
Estee Lauder Cos., Inc.- Class A	33,814	2,729
Pharmaceuticals - 2.1%
Abbott Laboratories ^	60,672	2,907
Allergan, Inc. ^	95,626	6,567
Shire PLC ADR ^	114,171	8,263
Teva Pharmaceutical Industries, Ltd. ADR	124,323	6,481
Road & Rail - 0.5%
Union Pacific Corp.	66,519	6,164
Semiconductors & Semiconductor Equipment - 6.1%
Altera Corp. ^	758,073	26,973
Analog Devices, Inc.	221,834	8,356
Broadcom Corp. - Class A	331,051	14,417
Intel Corp.	37,028	779
Intersil Corp. - Class A ^	587,147	8,966
Marvell Technology Group, Ltd. ‡	63,081	1,170
Xilinx, Inc. ^	397,182	11,510
Software - 9.9%
Adobe Systems, Inc. ‡	109,854	3,381
Autodesk, Inc. ‡^	149,834	5,724
BMC Software, Inc. ‡	109,153	5,145
Check Point Software Technologies, Ltd. ‡^	138,676	6,415
Citrix Systems, Inc. ‡	74,240	5,079
Longtop Financial Technologies, Ltd. ADR ‡ ^	68,161	2,466
Microsoft Corp.	679,615	18,975
Oracle Corp. ^	1,094,462	34,257
Red Hat, Inc. ‡	223,697	10,212
Salesforce.com, Inc. ‡^	78,612	10,377
VMware, Inc. - Class A ‡^	161,838	14,389
Specialty Retail - 2.6%
Advance Auto Parts, Inc. ^	73,601	4,869
Aeropostale, Inc. ‡^	56,221	1,385
Buckle, Inc. ^	25,025	945
Home Depot, Inc.	135,745	4,759
Ross Stores, Inc.	77,430	4,897
Staples, Inc. ^	128,893	2,935
Tiffany & Co. ^	103,197	6,427
TJX Cos., Inc. ^	69,588	3,089
Urban Outfitters, Inc. ‡	51,915	1,859
Textiles, Apparel & Luxury Goods - 3.9%
Coach, Inc.	263,527	$14,576
Lululemon Athletica, Inc. ‡^	22,281	1,524
LVMH Moet Hennessy Louis Vuitton SA	5,514	907
Nike, Inc. - Class B ^	175,669	15,007
Phillips-Van Heusen Corp. ^	58,006	3,655
Polo Ralph Lauren Corp. - Class A ^	83,524	9,264
Wireless Telecommunication Services - 0.5%
American Tower Corp. - Class A ‡	106,432	5,496

Total Common Stocks (cost $964,982)		1,174,344

SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	18,937,844	18,938
Total Securities Lending Collateral (cost $18,938)

	Principal	Value

REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. 0.01% ▲ , dated 12/31/2010, to be repurchased at $2,436 on 01/03/2011. Collateralized by U.S. Government Obligations, 0.63% - 3.63%, due 12/31/2012 - 08/15/2019, with a total value of $2,489.	$2,436	2,436
Total Repurchase Agreement (cost $2,436)

Total Investment Securities (cost $986,356) #		1,195,718
Other Assets and Liabilities - Net		(19,135)

Net Assets		$1,176,583

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Large Growth Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $18,511.

‡	Non-income producing security.

Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a market value of $2,711, or 0.23%, of the portfolio’s net assets.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $1,001,784. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $204,395 and $10,461, respectively. Net unrealized appreciation for tax purposes is $193,934.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2010, these securities aggregated $2,711, or 0.23%, of the fund’s net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,114,527	$59,817	$—	$1,174,344
Repurchase Agreement	—	2,436	—	2,436
Securities Lending Collateral	18,938	—	—	18,938
Total	$1,133,465	$62,253	$—	$1,195,718

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Value Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 96.4%
Aerospace & Defense - 0.8%
Alliant Techsystems, Inc. ‡	47,200	$3,513
L-3 Communications Holdings, Inc.	53,600	3,778
Auto Components - 0.3%
WABCO Holdings, Inc. ‡	52,200	3,181
Beverages - 1.9%
Brown-Forman Corp.- Class B	54,000	3,759
Coca-Cola Enterprises, Inc.	282,600	7,074
Dr. Pepper Snapple Group, Inc.	36,000	1,266
Molson Coors Brewing Co.- Class B	110,400	5,541
Capital Markets - 2.1%
Ameriprise Financial, Inc.	183,100	10,538
LPL Investment Holdings, Inc. ‡	25,800	938
Northern Trust Corp.	59,000	3,269
T. Rowe Price Group, Inc.	73,100	4,718
Chemicals - 2.4%
Air Products & Chemicals, Inc.	60,500	5,502
Albemarle Corp.	101,400	5,656
PPG Industries, Inc.	71,200	5,986
Sigma-Aldrich Corp. ^	72,800	4,846
Commercial Banks - 6.1%
BancorpSouth, Inc. ^	146,500	2,337
BB&T Corp.	73,100	1,922
City National Corp.	44,600	2,737
Comerica, Inc. ^	233,100	9,846
Cullen/Frost Bankers, Inc. ^	43,300	2,646
Fifth Third Bancorp	1,017,700	14,940
M&T Bank Corp.	59,100	5,145
SunTrust Banks, Inc. ^	392,200	11,574
TCF Financial Corp. ^	76,800	1,137
Zions Bancorporation ^	104,500	2,532
Commercial Services & Supplies - 3.2%
Avery Dennison Corp.	276,700	11,715
Republic Services, Inc. - Class A	593,900	17,735
Containers & Packaging - 1.7%
Ball Corp.	100,600	6,846
Crown Holdings, Inc. ‡	199,900	6,673
Rock-Tenn Co. Class A	40,800	2,201
Distributors - 0.5%
Genuine Parts Co.	84,400	4,333
Diversified Financial Services - 1.2%
NYSE Euronext	375,200	11,248
Diversified Telecommunication Services - 0.7%
CenturyLink, Inc. ^	105,000	4,848
Windstream Corp.	137,800	1,921
Electric Utilities - 3.3%
American Electric Power Co., Inc.	189,700	6,825
Edison International	253,100	9,770
Northeast Utilities	47,900	1,527
Westar Energy, Inc. ^	237,300	5,970
Wisconsin Energy Corp.	94,900	5,586
Electrical Equipment - 2.3%
AMETEK, Inc.	84,300	3,309
Cooper Industries PLC - Class A	197,500	11,512
Regal Beloit Corp.	21,600	1,442
Roper Industries, Inc. ^	56,800	4,341
Electronic Equipment & Instruments - 2.8%
Amphenol Corp. - Class A ^	77,500	4,090
Arrow Electronics, Inc. ‡	109,200	3,740
Tyco Electronics, Ltd.	499,100	17,669
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	199,800	11,423
Cameron International Corp. ‡	163,300	8,284
Weatherford International, Ltd. ‡^	311,000	7,091
Food & Staples Retailing - 1.7%
Kroger Co.	428,000	9,570
Safeway, Inc. ^	256,600	5,771
Food Products - 2.0%
ConAgra Foods, Inc.	202,300	4,568
JM Smucker Co.	102,500	6,729
Mead Johnson Nutrition Co. - Class A	51,300	3,193
Ralcorp Holdings, Inc. ‡	59,300	3,855
Gas Utilities - 2.9%
Energen Corp.	154,321	7,448
EQT Corp.	295,000	13,227
Oneok, Inc.	110,400	6,124
Health Care Equipment & Supplies - 6.6%
Becton, Dickinson and Co.	89,400	7,556
CareFusion Corp. ‡	368,700	9,476
CR Bard, Inc. ^	62,550	5,740
St. Jude Medical, Inc. ‡	371,700	15,891
Stryker Corp.	170,300	9,145
Zimmer Holdings, Inc. ‡	216,700	11,632
Health Care Providers & Services - 2.2%
AmerisourceBergen Corp. - Class A	66,400	2,266
Community Health Systems, Inc. ‡	74,200	2,773
Coventry Health Care, Inc. ‡	127,000	3,353
Humana, Inc. ‡	61,500	3,366
Lincare Holdings, Inc. ^	251,350	6,743
VCA Antech, Inc. ‡^	81,100	1,889
Hotels, Restaurants & Leisure - 1.5%
Darden Restaurants, Inc.	68,499	3,181
Intercontinental Hotels Group PLC ADR	182,000	3,591
Marriott International, Inc. - Class A ^	90,566	3,762
Yum! Brands, Inc.	68,800	3,375
Household Durables - 4.9%
Fortune Brands, Inc. ^	98,700	5,947
Jarden Corp.	89,600	2,766
Mohawk Industries, Inc. ‡	55,000	3,122
Newell Rubbermaid, Inc.	412,100	7,491
Snap-On, Inc.	95,706	5,415
Stanley Black & Decker, Inc.	201,100	13,447
Whirlpool Corp. ^	72,200	6,414
Household Products - 0.3%
Energizer Holdings, Inc. ‡	38,600	2,814
Industrial Conglomerates - 2.4%
Carlisle Cos., Inc. ^	105,400	4,189
Tyco International, Ltd.	436,300	18,080
Insurance - 7.4%
AON Corp.	80,500	3,704
Arch Capital Group, Ltd. ‡	17,700	1,558
Cincinnati Financial Corp. ^	174,900	5,543
Loews Corp.	225,700	8,782
Old Republic International Corp. ^	445,500	6,072
OneBeacon Insurance Group, Ltd. - Class A	170,655	2,587
Principal Financial Group, Inc.	373,800	12,171

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Value Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Insurance (continued)
Symetra Financial Corp.	45,400	$622
Transatlantic Holdings, Inc.	120,700	6,231
WR Berkley Corp. ^	206,400	5,651
XL Group PLC - Class A	604,000	13,180
Internet & Catalog Retail - 0.4%
Expedia, Inc.	141,400	3,548
IT Services - 1.8%
Alliance Data Systems Corp. ‡^	115,000	8,168
Western Union Co.	433,600	8,052
Media - 3.9%
Cablevision Systems Corp. - Class A	63,100	2,135
CBS Corp. - Class B	188,600	3,593
DISH Network Corp. - Class A ‡^	210,600	4,140
Gannett Co., Inc. ^	272,600	4,114
Omnicom Group, Inc.	55,800	2,556
Viacom, Inc. - Class B	428,400	16,969
Washington Post Co. - Class B ^	3,700	1,626
Metals & Mining - 0.8%
Allegheny Technologies, Inc. ^	130,000	7,173
Multiline Retail - 0.5%
Macy’s, Inc.	177,100	4,481
Multi-Utilities - 3.8%
CMS Energy Corp.	783,700	14,577
NSTAR ^	105,100	4,434
Sempra Energy	166,600	8,743
Xcel Energy, Inc.	282,000	6,641
Oil, Gas & Consumable Fuels - 4.9%
CVR Energy, Inc. ‡	117,300	1,781
Denbury Resources, Inc. ‡	233,100	4,450
Devon Energy Corp.	91,900	7,215
El Paso Corp.	300,200	4,131
Kinder Morgan Management LLC	45,566	3,047
Newfield Exploration Co. ‡	74,900	5,401
Nexen, Inc.	294,400	6,742
Teekay Corp.	126,600	4,188
Williams Cos., Inc.	300,700	7,432
Professional Services - 1.4%
Dun & Bradstreet Corp.	89,700	7,363
Manpower, Inc.	82,550	5,181
Real Estate Investment Trusts - 1.7%
HCP, Inc.	65,700	2,417
Kimco Realty Corp.	115,000	2,075
Public Storage	17,400	1,765
Regency Centers Corp. ^	104,700	4,423
Vornado Realty Trust	53,237	4,435
Real Estate Management & Development - 1.2%
Brookfield Properties Corp.	223,900	3,925
CB Richard Ellis Group, Inc. - Class A ‡	345,800	7,082
Semiconductors & Semiconductor Equipment - 2.2%
Linear Technology Corp.	193,600	6,697
LSI Corp. ‡	1,522,700	9,120
Micron Technology, Inc. ‡	550,100	4,412
Software - 3.4%
Activision Blizzard, Inc.	547,100	6,806
BMC Software, Inc. ‡	188,100	8,868
Jack Henry & Associates, Inc. ^	158,300	4,614
Parametric Technology Corp. ‡^	266,950	6,014
Synopsys, Inc. ‡	169,600	4,564
Specialty Retail - 4.6%
AutoZone, Inc. ‡	13,700	3,734
Bed Bath & Beyond, Inc. ‡	110,400	5,426
Gap, Inc.	414,000	9,167
Guess?, Inc.	148,700	7,036
Sherwin-Williams Co. ^	63,700	5,335
Staples, Inc.	99,600	2,268
Tiffany & Co. ^	67,100	4,178
TJX Cos., Inc.	107,100	4,754
Textiles, Apparel & Luxury Goods - 0.4%
Phillips-Van Heusen Corp.	58,300	3,673
Thrifts & Mortgage Finance - 0.4%
Capitol Federal Financial, Inc.	15,600	186
People’s United Financial, Inc. ^	272,400	3,816
Tobacco - 0.2%
Lorillard, Inc.	17,000	1,395
Water Utilities - 0.2%
American Water Works Co., Inc.	81,200	2,054
Wireless Telecommunication Services - 0.5%
Telephone & Data Systems, Inc. (Special Shares) - Class L	135,763	4,279

Total Common Stocks (cost $723,941)		876,889

SECURITIES LENDING COLLATERAL - 5.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36%	46,842,151	46,842
Total Securities Lending Collateral (cost $46,842)

	Principal	Value

REPURCHASE AGREEMENT - 3.4%
State Street Bank & Trust Co. 0.01% ▲, dated 12/31/2010, to be repurchased at $31,241 on 01/03/2011. Collateralized by U.S. Government Obligations, 1.38% - 3.63%, due 05/15/2013 - 08/15/2019, with a total value of $31,872.	$31,241	31,241

Total Repurchase Agreement (cost $31,241)
Total Investment Securities (cost $802,024) #		954,972
Other Assets and Liabilities - Net		(45,838)

Net Assets		$909,134

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Value Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $45,754.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $804,882. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $151,558 and $1,468, respectively. Net unrealized appreciation for tax purposes is $150,090.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$817,278	$59,611	$—	$876,889
Repurchase Agreement	—	31,241	—	31,241
Securities Lending Collateral	46,842	—	—	46,842
Total	$864,120	$90,852	$—	$954,972

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Growth Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 95.9%
Aerospace & Defense - 2.2%
BE Aerospace, Inc. ‡	157,075	$5,816
Air Freight & Logistics - 1.8%
CH Robinson Worldwide, Inc.	61,835	4,959
Auto Components - 4.5%
BorgWarner, Inc. ‡	108,565	7,856
Tenneco, Inc. ‡	105,365	4,337
Biotechnology - 3.3%
Alexion Pharmaceuticals, Inc. ‡	71,355	5,748
Myriad Genetics, Inc. ‡	137,000	3,129
Capital Markets - 2.0%
T. Rowe Price Group, Inc.	85,000	5,486
Chemicals - 6.8%
Albemarle Corp.	127,240	7,098
CF Industries Holdings, Inc.	42,265	5,712
Eastman Chemical Co.	65,790	5,532
Commercial Services & Supplies - 1.9%
Stericycle, Inc. ‡	63,800	5,163
Communications Equipment - 4.6%
Ciena Corp. ‡	139,000	2,926
F5 Networks, Inc. ‡	43,561	5,670
Juniper Networks, Inc. ‡	105,070	3,879
Computers & Peripherals - 1.3%
NetApp, Inc. ‡	64,220	3,530
Electrical Equipment - 4.4%
AMETEK, Inc.	95,000	3,729
Roper Industries, Inc.	70,245	5,369
Sensata Technologies Holding NV ‡	101,000	3,041
Electronic Equipment & Instruments - 2.1%
Agilent Technologies, Inc. ‡	138,190	5,725
Energy Equipment & Services - 1.8%
Complete Production Services, Inc. ‡	160,880	4,754
Food & Staples Retailing - 1.8%
Whole Foods Market, Inc. ‡	97,058	4,910
Health Care Equipment & Supplies - 1.9%
Edwards Lifesciences Corp. ‡	62,870	5,082
Hotels, Restaurants & Leisure - 4.8%
Chipotle Mexican Grill, Inc. - Class A ‡^	10,890	2,316
Panera Bread Co. - Class A ‡^	48,140	4,872
Starwood Hotels & Resorts Worldwide, Inc.	95,045	5,776
Industrial Conglomerates - 1.8%
McDermott International, Inc. ‡	231,000	4,779
Internet Software & Services - 1.7%
SINA Corp. ‡	67,370	4,636
IT Services - 3.0%
Cognizant Technology Solutions Corp. - Class A ‡	45,455	3,331
Gartner, Inc. ‡	141,120	4,686
Leisure Equipment & Products - 1.2%
Polaris Industries, Inc.	42,740	3,335
Life Sciences Tools & Services - 2.3%
Illumina, Inc. ‡	47,390	3,002
Mettler-Toledo International, Inc. ‡	22,000	3,326
Machinery - 3.2%
Actuant Corp. - Class A	122,000	3,248
Cummins, Inc.	49,225	5,415
Media - 2.0%
Virgin Media, Inc.	197,591	5,382
Metals & Mining - 1.7%
Hecla Mining Co. ‡	134,000	1,509
Stillwater Mining Co. ‡	150,000	3,202
Oil, Gas & Consumable Fuels - 2.5%
Brigham Exploration Co. ‡	132,292	3,604
Noble Energy, Inc.	37,000	3,185
Personal Products - 1.7%
Estee Lauder Cos., Inc. - Class A	57,523	4,642
Pharmaceuticals - 3.4%
Endo Pharmaceuticals Holdings, Inc. ‡	73,370	2,620
Salix Pharmaceuticals, Ltd. ‡	62,610	2,940
Shire PLC ADR	48,540	3,514
Professional Services - 2.0%
Monster Worldwide, Inc. ‡	223,000	5,269
Road & Rail - 2.0%
Kansas City Southern ‡	112,305	5,375
Software - 7.9%
Intuit, Inc. ‡	80,155	3,952
Red Hat, Inc. ‡	136,980	6,252
Salesforce.com, Inc. ‡	44,430	5,865
Successfactors, Inc. ‡	175,000	5,068
Specialty Retail - 4.4%
Abercrombie & Fitch Co. - Class A	54,000	3,112
Dick’s Sporting Goods, Inc. ‡	94,000	3,525
Foot Locker, Inc.	132,000	2,590
PetSmart, Inc.	67,450	2,686
Textiles, Apparel & Luxury Goods - 8.9%
Coach, Inc.	67,115	3,712
Deckers Outdoor Corp. ‡	45,110	3,597
Fossil, Inc. ‡	78,114	5,505
Lululemon Athletica, Inc. ‡	23,000	1,574
Phillips-Van Heusen Corp.	56,013	3,529
Under Armour, Inc. - Class A ‡	105,350	5,777
Wireless Telecommunication Services - 1.0%
MetroPCS Communications, Inc. ‡	209,000	2,640

Total Common Stocks (cost $197,907)		258,799

SECURITIES LENDING COLLATERAL - 0.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	1,768,730	1,769
Total Securities Lending Collateral (cost $1,769)

	Principal	Value

REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% ▲, dated 12/31/2010, to be repurchased at $2,094 on 01/03/2011. Collateralized by a U.S. Government Obligation, 3.13%, due 04/30/2017, with a value of $2,139.	$2,094	2,094

Total Repurchase Agreement (cost $2,094)
Total Investment Securities (cost $201,770) #		262,662

Other Assets and Liabilities - Net		7,071

Net Assets		$269,733

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Mid Growth Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $1,733.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $201,870. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $60,868 and $76, respectively. Net unrealized appreciation for tax purposes is $60,792.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$252,244	$6,555	$—	$258,799
Repurchase Agreement	—	2,094	—	2,094
Securities Lending Collateral	1,769	—	—	1,769
Total	$254,013	$8,649	$—	$262,662

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Value Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 95.3%
Chemicals - 2.3%
Kraton Performance Polymers, Inc. ‡	16,724	$518
Zep, Inc.	126,000	2,504
Commercial Banks - 7.2%
First Busey Corp.	235,030	1,105
First Midwest Bancorp, Inc.	159,400	1,836
Hancock Holding Co.	19,300	673
International Bancshares Corp.	83,300	1,668
MB Financial, Inc.	70,400	1,219
Webster Financial Corp.	108,300	2,134
Westamerica Bancorporation	19,700	1,093
Commercial Services & Supplies - 4.5%
ACCO Brands Corp. ‡	180,200	1,535
G&K Services, Inc. - Class A	9,600	297
Standard Parking Corp. ‡	59,900	1,132
United Stationers, Inc. ‡	48,400	3,088
Computers & Peripherals - 2.0%
Diebold, Inc.	59,300	1,901
Electronics for Imaging, Inc. ‡	63,200	904
Construction & Engineering - 0.3%
Sterling Construction Co., Inc. ‡	35,000	456
Containers & Packaging - 1.3%
Aptargroup, Inc.	37,900	1,803
Diversified Consumer Services - 1.1%
Matthews International Corp. - Class A	43,800	1,532
Diversified Financial Services - 1.8%
Ares Capital Corp.	144,500	2,381
Electric Utilities - 2.5%
Unisource Energy Corp.	56,300	2,017
Westar Energy, Inc.	54,200	1,364
Electrical Equipment - 4.0%
Acuity Brands, Inc.	20,900	1,205
Belden, Inc.	112,800	4,154
Electronic Equipment & Instruments - 2.0%
Coherent, Inc. ‡	20,400	921
MTS Systems Corp.	34,532	1,294
Nam Tai Electronics, Inc.	67,400	431
Energy Equipment & Services - 2.4%
Bristow Group, Inc. ‡	30,700	1,454
SEACOR Holdings, Inc.	17,500	1,769
Food & Staples Retailing - 0.9%
Casey’s General Stores, Inc.	28,800	1,224
Food Products - 1.1%
Snyders-Lance, Inc.	63,000	1,477
Gas Utilities - 2.6%
Atmos Energy Corp.	40,900	1,277
New Jersey Resources Corp.	26,100	1,125
WGL Holdings, Inc.	30,000	1,073
Health Care Equipment & Supplies - 1.7%
Haemonetics Corp. ‡	8,500	537
ICU Medical, Inc. ‡	48,200	1,759
Health Care Providers & Services - 2.7%
Amsurg Corp. - Class A ‡	84,200	1,763
Corvel Corp. ‡	29,100	1,407
Universal American Corp.	25,600	524
Hotels, Restaurants & Leisure - 4.2%
Bally Technologies, Inc. ‡	28,700	1,211
CEC Entertainment, Inc. ‡	41,400	1,608
Choice Hotels International, Inc.	38,500	1,473
Sonic Corp. ‡	136,300	1,379
Household Durables - 2.3%
Helen of Troy, Ltd. ‡	76,335	2,270
Tempur-Pedic International, Inc. ‡	21,400	857
Industrial Conglomerates - 3.1%
Carlisle Cos., Inc.	106,400	4,228
Insurance - 8.2%
Alleghany Corp.	3,300	1,011
Amerisafe, Inc. ‡	58,500	1,024
Assured Guaranty, Ltd.	72,800	1,289
Delphi Financial Group, Inc. - Class A	95,500	2,754
Platinum Underwriters Holdings, Ltd.	47,700	2,145
Reinsurance Group of America, Inc. - Class A	39,800	2,138
Validus Holdings, Ltd.	25,776	789
Internet Software & Services - 1.2%
Websense, Inc. ‡	79,600	1,612
IT Services - 1.7%
MAXIMUS, Inc.	34,900	2,289
Life Sciences Tools & Services - 3.6%
Charles River Laboratories International, Inc. ‡^	59,600	2,118
ICON PLC ADR ‡	117,800	2,581
Machinery - 4.8%
Albany International Corp. - Class A	99,700	2,362
ESCO Technologies, Inc.	44,100	1,669
Mueller Industries, Inc.	69,400	2,269
Marine - 1.5%
Kirby Corp. ‡	46,700	2,057
Media - 2.4%
Arbitron, Inc.	77,400	3,214
Office Electronics - 1.2%
Zebra Technologies Corp. - Class A ‡	42,200	1,603
Oil, Gas & Consumable Fuels - 2.0%
Penn Virginia Corp.	78,842	1,326
SM Energy Co.	22,400	1,320
Paper & Forest Products - 1.3%
Deltic Timber Corp.	30,400	1,713
Personal Products - 1.3%
Herbalife, Ltd.	24,400	1,668
Real Estate Investment Trusts - 3.2%
American Campus Communities, Inc.	34,300	1,089
DiamondRock Hospitality Co. ‡	99,800	1,198
Education Realty Trust, Inc.	142,300	1,106
Mack-Cali Realty Corp.	26,600	879
Road & Rail - 1.9%
Genesee & Wyoming, Inc. - Class A ‡	49,100	2,600
Specialty Retail - 6.4%
Ascena Retail Group, Inc. ‡	64,300	1,699
Cato Corp. - Class A	108,600	2,977
Hibbett Sports, Inc. ‡	19,500	720
Stage Stores, Inc.	180,700	3,133
Textiles, Apparel & Luxury Goods - 0.6%
Unifirst Corp.	14,100	776
Thrifts & Mortgage Finance - 2.5%
NewAlliance Bancshares, Inc.	82,400	1,234
Northwest Bancshares, Inc.	178,300	2,097
Trading Companies & Distributors - 1.5%
GATX Corp.	57,500	2,029

Total Common Stocks (cost $106,869)		128,068

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Value Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

SECURITIES LENDING COLLATERAL - 1.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	1,740,320	$1,740
Total Securities Lending Collateral (cost $1,740)

	Principal	Value

REPURCHASE AGREEMENT - 4.7%
State Street Bank & Trust Co. 0.01% ▲, dated 12/31/2010, to be repurchased at $6,316 on 01/03/2011. Collateralized by a U.S. Government Obligation, 0.63%, due 12/31/2012, with a value of $6,447.	$6,316	6,316

Total Repurchase Agreement (cost $6,316)
Total Investment Securities (cost $114,925) #		136,124
Other Assets and Liabilities - Net		(1,697)

Net Assets		$134,427

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

^	All or a portion of this security is on loan. The value of all securities on loan is $1,695.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $115,376. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $21,398 and $650, respectively. Net unrealized appreciation for tax purposes is $20,748.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$125,487	$2,581	$—	$128,068
Repurchase Agreement	—	6,316	—	6,316
Securities Lending Collateral	1,740	—	—	1,740
Total	$127,227	$8,897	$—	$136,124

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 98.2%
Aerospace & Defense - 1.0%
American Science & Engineering, Inc. ^	23,055	$1,965
Ceradyne, Inc. ‡	20,100	634
Cubic Corp.	11,200	528
Esterline Technologies Corp. ‡^	600	41
GenCorp, Inc. ‡^	56,900	294
Air Freight & Logistics - 0.8%
Atlas Air Worldwide Holdings, Inc. ‡^	23,200	1,295
Hub Group, Inc. - Class A ‡^	40,446	1,421
Park-Ohio Holdings Corp. ‡^	1,800	38
Airlines - 0.5%
Alaska Air Group, Inc. ‡	14,900	845
JetBlue Airways Corp. ‡^	63,900	422
Pinnacle Airlines Corp. ‡^	7,300	58
U.S. Airways Group, Inc. ‡^	36,300	363
Auto Components - 0.5%
American Axle & Manufacturing Holdings, Inc. ‡^	55,800	718
Fuel Systems Solutions, Inc. ‡	21,796	640
Motorcar Parts of America, Inc. ‡^	3,000	39
Spartan Motors, Inc. ^	5,900	36
Standard Motor Products, Inc.	10,000	137
Beverages - 0.0% ∞
Coca-Cola Bottling Co., Consolidated ^	1,200	67
MGP Ingredients, Inc. ^	5,100	56
Biotechnology - 4.0%
Acorda Therapeutics, Inc. ‡^	78,355	2,136
Alexion Pharmaceuticals, Inc. ‡^	32,154	2,591
BioMarin Pharmaceutical, Inc. ‡	88,350	2,379
Genomic Health, Inc. ‡^	108,695	2,325
Martek Biosciences Corp. ‡^	11,500	360
RTI Biologics, Inc. ‡^	316,448	845
Savient Pharmaceuticals, Inc. ‡^	59,380	661
United Therapeutics Corp. ‡^	32,230	2,038
Vanda Pharmaceuticals, Inc. ‡^	35,500	336
Building Products - 0.1%
Gibraltar Industries, Inc. ‡^	35,500	482
Capital Markets - 0.7%
American Capital, Ltd. ‡	32,400	245
Arlington Asset Investment Corp. - Class A	14,800	355
BGC Partners, Inc. - Class A ^	85,800	713
Calamos Asset Management, Inc. - Class A ^	10,400	146
TICC Capital Corp. ^	87,600	982
Chemicals - 2.1%
Balchem Corp. ^	31,588	1,068
Innospec, Inc. ‡	6,000	122
Kraton Performance Polymers, Inc. ‡	11,800	365
LSB Industries, Inc. ‡^	45,953	1,115
Minerals Technologies, Inc.	4,800	314
OM Group, Inc. ‡^	22,500	866
Omnova Solutions, Inc. ‡^	15,700	131
Rockwood Holdings, Inc. ‡	10,000	391
Solutia, Inc. ‡	30,330	700
Zep, Inc. ^	92,600	1,842
Commercial Banks - 5.5%
1st Source Corp. ^	7,700	156
Banco Latinoamericano de Comercio Exterior SA - Class E	57,500	1,061
Bancorp, Inc. ‡^	26,100	265
Bank of Hawaii Corp. ^	9,100	430
Boston Private Financial Holdings, Inc. ^	21,200	139
Camden National Corp.	2,400	87
Century Bancorp, Inc. - Class A ^	1,200	32
Citizens & Northern Corp.	4,200	62
City Holding Co. ^	4,800	174
Community Bank System, Inc. ^	49,300	1,370
CVB Financial Corp. ^	52,700	457
Dime Community Bancshares, Inc. ^	19,000	277
Enterprise Financial Services Corp.	6,500	68
Financial Institutions, Inc. ^	3,600	68
First Busey Corp.	160,772	756
First Citizens BancShares, Inc. - Class A	1,500	284
First Defiance Financial Corp. ‡^	5,500	65
First Financial Bancorp ^	9,400	174
First Financial Bankshares, Inc. ^	10,100	517
First Financial Corp.	3,500	123
First Midwest Bancorp, Inc. ^	117,100	1,349
Fulton Financial Corp. ^	46,000	476
Great Southern Bancorp, Inc.	4,200	99
Hancock Holding Co. ^	14,600	509
Independent Bank Corp. ^	3,000	81
International Bancshares Corp. ^	62,900	1,260
Lakeland Bancorp, Inc. ^	8,400	92
Lakeland Financial Corp. ^	9,500	204
MainSource Financial Group, Inc.	4,800	50
MB Financial, Inc. ^	53,900	934
NBT Bancorp, Inc. ^	1,200	29
Northrim BanCorp, Inc. ^	2,500	48
OceanFirst Financial Corp. ^	19,400	250
Old National Bancorp ^	62,100	738
Orrstown Financial Services, Inc. ^	1,200	33
Park National Corp. ^	9,400	683
S&T Bancorp, Inc.	4,300	97
SCBT Financial Corp. ^	5,400	177
Southwest Bancorp, Inc. ‡	4,200	52
State Bancorp, Inc. ^	3,100	29
Suffolk Bancorp ^	7,100	175
Sun Bancorp, Inc. ‡^	9,900	46
SY Bancorp, Inc. ^	8,900	218
Tompkins Financial Corp. ^	1,200	47
Trustco Bank Corp. ^	22,000	139
UMB Financial Corp. ^	3,600	149
United Bankshares, Inc. ^	26,100	762
Virginia Commerce Bancorp, Inc. ‡^	5,400	33
Washington Trust Bancorp, Inc. ^	6,000	131
Webster Financial Corp. ^	109,300	2,154
WesBanco, Inc. ^	3,100	59
West Bancorporation, Inc. ^	4,600	36
Westamerica Bancorporation ^	13,800	765
WSFS Financial Corp. ^	4,800	228
Commercial Services & Supplies - 2.5%
ACCO Brands Corp. ‡^	140,300	1,195
Compass Diversified Holdings	30,300	536
Consolidated Graphics, Inc. ‡^	3,000	145
G&K Services, Inc. - Class A ^	10,953	339
Kforce, Inc. ‡^	60,325	976
Rollins, Inc. ^	38,187	754
Standard Parking Corp. ‡	46,888	886

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Commercial Services & Supplies (continued)
Sykes Enterprises, Inc. ‡^	52,451	$1,063
United Stationers, Inc. ‡^	34,000	2,169
U.S. Ecology, Inc.	3,600	63
Communications Equipment - 3.2%
Arris Group, Inc. ‡^	20,600	231
Black Box Corp. ^	5,900	226
Finisar Corp. ‡^	103,411	3,071
InterDigital, Inc. ‡^	18,400	766
Oclaro, Inc. ‡^	128,905	1,695
Oplink Communications, Inc. ‡^	74,309	1,372
Polycom, Inc. ‡^	24,870	969
Riverbed Technology, Inc. ‡	76,970	2,708
Symmetricom, Inc. ‡	8,500	60
Computers & Peripherals - 0.9%
Diebold, Inc. ^	44,300	1,421
Electronics for Imaging, Inc. ‡^	46,427	664
Imation Corp. ‡^	71,000	732
STEC Inc. ‡^	19,400	342
Construction & Engineering - 0.2%
Great Lakes Dredge & Dock Corp. ^	72,200	532
Sterling Construction Co., Inc. ‡^	24,600	321
Consumer Finance - 1.5%
Advance America Cash Advance Centers, Inc. ^	98,600	556
Ezcorp, Inc. - Class A ‡^	98,895	2,683
World Acceptance Corp. ‡^	36,225	1,913
Containers & Packaging - 0.6%
Aptargroup, Inc. ^	26,500	1,261
Rock-Tenn Co. - Class A ^	16,310	880
Distributors - 0.5%
Audiovox Corp. - Class A ‡^	8,300	72
Core-Mark Holding Co., Inc. ‡^	7,700	274
LKQ Corp. ‡^	61,380	1,394
Diversified Consumer Services - 2.2%
American Public Education, Inc. ‡^	27,405	1,021
Capella Education Co. ‡^	15,599	1,039
Career Education Corp. ‡^	18,200	377
Coinstar, Inc. ‡^	42,940	2,423
Matthews International Corp. - Class A ^	35,300	1,235
Steiner Leisure, Ltd. ‡^	27,074	1,264
Diversified Financial Services - 2.9%
Ares Capital Corp.	107,000	1,763
BlackRock Kelso Capital Corp. ^	10,700	118
Cash America International, Inc. ^	33,720	1,245
Encore Capital Group, Inc. ‡^	63,608	1,492
First Cash Financial Services, Inc. ‡^	67,570	2,095
Gladstone Capital Corp. ^	2,900	33
Hercules Technology Growth Capital, Inc. ^	5,600	58
Kayne Anderson Energy Development Co. ^	5,400	97
Marlin Business Services Corp. ‡^	3,600	46
MCG Capital Corp. ^	26,600	185
Medallion Financial Corp. ^	3,800	31
NewStar Financial, Inc. ‡^	8,900	94
Oppenheimer Holdings, Inc. - Class A ^	1,200	31
Portfolio Recovery Associates, Inc. ‡^	32,499	2,445
QC Holdings, Inc.	9,100	34
Diversified Telecommunication Services - 0.1%
Neutral Tandem, Inc. ‡	1,800	26
Surewest Communications ‡^	16,600	178
Vonage Holdings Corp. ‡	92,600	207
Electric Utilities - 1.7%
Cleco Corp. ^	7,300	225
El Paso Electric Co. ‡^	51,800	1,426
NGP Capital Resources Co. ^	7,100	65
Unisource Energy Corp. ^	76,700	2,748
Westar Energy, Inc. ^	41,000	1,032
Electrical Equipment - 2.9%
Acuity Brands, Inc. ^	15,200	877
AO Smith Corp. ^	3,600	137
Belden, Inc. ‡^	91,500	3,368
General Cable Corp. ‡	43,775	1,536
GrafTech International, Ltd. ‡	79,505	1,577
Thomas & Betts Corp. ‡	10,800	522
Ultralife Corp. ‡	6,000	40
Woodward Governor Co. ^	44,663	1,678
Electronic Equipment & Instruments - 2.1%
Anixter International, Inc. ^	2,400	143
Avnet, Inc. ‡^	51,715	1,709
AVX Corp. ^	36,900	569
Coherent, Inc. ‡	15,200	686
CTS Corp. ^	13,000	144
Insight Enterprises, Inc. ‡^	2,600	34
LoJack Corp. ‡	6,000	39
Measurement Specialties, Inc. ‡	2,400	70
MTS Systems Corp. ^	26,400	989
Multi-Fineline Electronix, Inc. ‡	41,052	1,087
Nam Tai Electronics, Inc. ^	46,300	296
RadiSys Corp. ‡^	21,300	190
Tech Data Corp. ‡	7,100	313
Vishay Intertechnology, Inc. ‡^	57,500	844
Energy Equipment & Services - 2.9%
Bristow Group, Inc. ‡^	21,600	1,023
Bronco Drilling Co., Inc. ‡^	13,600	109
Carbo Ceramics, Inc. ^	14,770	1,529
Complete Production Services, Inc. ‡^	60,400	1,785
Dril-Quip, Inc. ‡^	16,485	1,281
Hercules Offshore, Inc. ‡	91,600	317
Lufkin Industries, Inc. ^	27,745	1,731
Oil States International, Inc. ‡^	10,600	679
SEACOR Holdings, Inc. ^	12,900	1,304
Food & Staples Retailing - 0.7%
Andersons, Inc. ^	1,300	47
Casey’s General Stores, Inc. ^	36,100	1,536
Nash Finch Co. ^	6,100	259
Pantry, Inc. ‡	11,200	222
Susser Holdings Corp. ‡	15,400	213
Food Products - 0.4%
B&G Foods, Inc. - Class A ^	10,600	146
Hain Celestial Group, Inc. ‡^	1,800	49
John B. Sanfilippo & Son, Inc. ‡	3,000	37
Snyders-Lance, Inc. ^	48,400	1,134
Gas Utilities - 1.3%
Atmos Energy Corp. ^	31,400	979
Chesapeake Utilities Corp. ^	9,400	390
New Jersey Resources Corp. ^	18,372	792
Nicor, Inc. ^	17,800	889
Northwest Natural Gas Co.	1,800	84
Southwest Gas Corp. ^	16,200	594

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Gas Utilities (continued)
WGL Holdings, Inc. ^	21,000	$751
Health Care Equipment & Supplies - 3.2%
Cooper Cos., Inc.	1,800	101
Cyberonics, Inc. ‡^	3,200	99
Haemonetics Corp. ‡^	8,100	512
Hill-Rom Holdings, Inc. ^	14,800	583
ICU Medical, Inc. ‡^	36,000	1,314
Insulet Corp. ‡^	120,673	1,870
Invacare Corp. ^	34,700	1,047
Nutraceutical International Corp. ‡	2,400	34
NxStage Medical, Inc. ‡^	99,456	2,474
Sirona Dental Systems, Inc. ‡^	600	25
SonoSite, Inc. ‡^	51,565	1,629
Spectranetics Corp. ‡^	206,314	1,065
STERIS Corp.	6,000	219
Health Care Providers & Services - 1.7%
Amsurg Corp. - Class A ‡^	63,600	1,332
Corvel Corp. ‡^	24,200	1,170
Five Star Quality Care, Inc. ‡^	74,000	523
Health Management Associates, Inc. - Class A ‡^	8,300	79
HMS Holdings Corp. ‡^	17,455	1,131
Magellan Health Services, Inc. ‡	17,800	842
PDI, Inc. ‡	3,000	32
PharMerica Corp. ‡^	20,000	229
Providence Service Corp. ‡	4,200	67
U.S. Physical Therapy, Inc. ‡	5,500	109
Universal American Corp. ^	18,200	372
Hotels, Restaurants & Leisure - 2.8%
Bally Technologies, Inc. ‡^	21,100	890
BJ’s Restaurants, Inc. ‡^	28,373	1,005
CEC Entertainment, Inc. ‡^	31,300	1,216
Cheesecake Factory, Inc. ‡^	21,900	671
Chipotle Mexican Grill, Inc. ‡^	3,204	681
Choice Hotels International, Inc. ^	29,300	1,121
Isle of Capri Casinos, Inc. ‡^	9,100	93
O’Charley’s, Inc. ‡^	26,300	189
Panera Bread Co. - Class A ‡^	10,025	1,015
PF Chang’s China Bistro, Inc. ^	1,200	58
Red Lion Hotels Corp. ‡^	4,300	34
Ruby Tuesday, Inc. ‡^	49,700	649
Sonic Corp. ‡^	113,600	1,151
WMS Industries, Inc. ‡	14,955	677
Household Durables - 1.7%
Beazer Homes USA, Inc. ‡^	27,800	150
Blyth, Inc. ^	9,700	334
Furniture Brands International, Inc. ‡^	10,000	51
Helen of Troy, Ltd. ‡^	65,900	1,959
Hovnanian Enterprises, Inc. - Class A ‡^	10,900	45
Lifetime Brands, Inc. ‡	5,000	70
Ryland Group, Inc. ^	1,800	31
Standard Pacific Corp. ‡^	237,100	1,091
Tempur-Pedic International, Inc. ‡^	17,650	707
Tupperware Brands Corp. ^	27,410	1,307
Household Products - 0.1%
Central Garden & Pet Co. - Class A ‡^	40,300	398
Industrial Conglomerates - 0.9%
Carlisle Cos., Inc. ^	78,500	3,119
Standex International Corp.	1,800	54
Insurance - 4.3%
Alleghany Corp.	2,556	783
Allied World Assurance Co. Holdings, Ltd. ^	8,900	529
American Equity Investment Life Holding Co. ^	104,700	1,314
Amerisafe, Inc. ‡^	45,500	796
Amtrust Financial Services, Inc. ^	8,300	145
Aspen Insurance Holdings, Ltd. ^	7,800	223
Assured Guaranty, Ltd. ^	51,100	904
Crawford & Co. - Class B ‡	11,300	38
Delphi Financial Group, Inc. - Class A ^	70,028	2,020
Employers Holdings, Inc. ^	3,600	63
Enstar Group, Ltd. ‡^	7,700	651
FPIC Insurance Group, Inc. ‡^	5,900	218
Montpelier Re Holdings, Ltd. ^	71,400	1,424
National Financial Partners Corp. ‡^	14,600	196
Phoenix Cos., Inc. ‡^	34,800	88
Platinum Underwriters Holdings, Ltd. ^	62,300	2,803
Reinsurance Group of America, Inc. - Class A ^	29,500	1,584
Unitrin, Inc.	12,100	297
Validus Holdings, Ltd. ^	19,760	605
Internet & Catalog Retail - 0.4%
PetMed Express, Inc. ^	80,625	1,436
Internet Software & Services - 2.2%
comScore, Inc. ‡^	79,130	1,764
EarthLink, Inc. ^	140,300	1,207
J2 Global Communications, Inc. ‡^	47,065	1,363
Moduslink Global Solutions, Inc. ‡^	15,500	104
TheStreet.com, Inc. ^	13,300	36
Valueclick, Inc. ‡^	33,100	531
VistaPrint NV ‡^	29,450	1,355
Websense, Inc. ‡^	61,400	1,243
IT Services - 2.1%
Acxiom Corp. ‡^	20,100	345
Ciber, Inc. ‡^	22,800	107
MAXIMUS, Inc. ^	45,996	3,015
Ness Technologies, Inc. ‡^	6,000	36
VeriFone Holdings, Inc. ‡^	59,795	2,306
Virtusa Corp. ‡^	74,422	1,218
Leisure Equipment & Products - 0.4%
Arctic Cat, Inc. ‡^	19,800	290
Jakks Pacific, Inc. ‡^	61,600	1,122
Multimedia Games, Inc. ‡^	6,100	34
Sturm Ruger & Co., Inc.	3,000	46
Life Sciences Tools & Services - 1.0%
Charles River Laboratories International, Inc. ‡^	44,100	1,567
ICON PLC ADR ‡^	86,100	1,886
Machinery - 4.1%
Albany International Corp. - Class A ^	69,900	1,656
Altra Holdings, Inc. ‡^	9,100	181
Briggs & Stratton Corp. ^	7,900	156
Clarcor, Inc. ^	41,570	1,783
Crane Co.	9,700	398
EnPro Industries, Inc. ‡^	27,256	1,133
ESCO Technologies, Inc. ^	31,000	1,173
Hardinge, Inc. ^	3,000	29
Kadant, Inc. ‡	9,000	212

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Machinery (continued)
Miller Industries, Inc. ^	5,900	$84
Mueller Industries, Inc.	56,200	1,839
Nacco Industries, Inc. - Class A ^	6,500	704
Oshkosh Corp. ‡^	17,600	620
Toro Co. ^	24,760	1,526
Twin Disc, Inc. ^	4,200	125
Wabtec Corp. ^	25,820	1,366
Watts Water Technologies, Inc. - Class A ^	21,300	779
Xerium Technologies, Inc.	2,400	38
Marine - 0.4%
Kirby Corp. ‡^	34,800	1,533
Media - 1.2%
AH Belo Corp ‡^	33,600	292
Arbitron, Inc. ^	57,200	2,375
Harte-Hanks, Inc. ^	11,200	143
Morningstar, Inc. ^	16,905	897
Valassis Communications, Inc. ‡^	14,400	466
Metals & Mining - 0.9%
Haynes International, Inc. ^	2,400	100
Hecla Mining Co. ‡^	142,700	1,607
Worthington Industries, Inc. ^	67,620	1,244
Multiline Retail - 1.3%
99 Cents Only Stores ‡^	91,637	1,461
Big Lots, Inc. ‡^	47,260	1,440
Dillard’s, Inc. - Class A ^	30,800	1,169
Retail Ventures, Inc. ‡^	16,400	267
Stein Mart, Inc. ^	11,400	105
Multi-Utilities - 0.1%
NorthWestern Corp. ^	13,900	401
Office Electronics - 0.3%
Zebra Technologies Corp. - Class A ‡	30,800	1,170
Oil, Gas & Consumable Fuels - 3.1%
Brigham Exploration Co. ‡^	65,550	1,786
Cloud Peak Energy, Inc. ‡^	27,800	646
International Coal Group, Inc. ‡^	231,735	1,793
Penn Virginia Corp. ^	58,000	976
PetroQuest Energy, Inc. ‡	40,300	303
SM Energy Co. ^	17,400	1,025
Stone Energy Corp. ‡^	26,400	588
W&T Offshore, Inc. ^	71,900	1,285
Western Refining, Inc. ‡^	51,700	547
World Fuel Services Corp. ^	45,922	1,661
Paper & Forest Products - 1.0%
Buckeye Technologies, Inc. ^	23,800	500
Deltic Timber Corp. ^	23,000	1,296
Domtar Corp. ^	13,000	987
KapStone Paper and Packaging Corp. ‡^	49,700	760
Personal Products - 0.4%
Herbalife, Ltd. ^	19,300	1,320
Pharmaceuticals - 2.5%
Auxilium Pharmaceuticals, Inc. ‡^	78,790	1,662
Impax Laboratories, Inc. ‡^	3,000	60
Inspire Pharmaceuticals, Inc. ‡^	303,400	2,550
Medicis Pharmaceutical Corp. - Class A ^	41,000	1,098
Par Pharmaceutical Cos., Inc. ‡^	16,000	616
Salix Pharmaceuticals, Ltd. ‡^	49,225	2,312
ViroPharma, Inc. ‡^	4,300	74
Professional Services - 0.0% ∞
Navigant Consulting, Inc. ‡^	6,000	55
On Assignment, Inc. ‡^	5,500	45
Real Estate Investment Trusts - 4.5%
American Campus Communities, Inc. ^	24,000	762
Arbor Realty Trust, Inc. ‡	15,400	92
Ashford Hospitality Trust, Inc. ‡^	34,300	331
Associated Estates Realty Corp. ^	6,800	104
BRT Realty Trust ‡	4,300	31
CapLease, Inc. ^	42,100	245
CBL & Associates Properties, Inc. ^	8,900	156
Colonial Properties Trust ^	86,600	1,564
DiamondRock Hospitality Co. ‡^	78,352	940
Education Realty Trust, Inc. ^	99,800	775
Extra Space Storage, Inc. ^	74,900	1,303
Felcor Lodging Trust, Inc. ‡^	90,000	634
First Potomac Realty Trust ^	8,700	146
Getty Realty Corp. ^	38,500	1,204
Hersha Hospitality Trust - Class A ^	16,800	111
Lexington Realty Trust ^	59,300	471
Mack-Cali Realty Corp. ^	18,700	618
Mission West Properties, Inc. ^	19,100	128
Monmouth Real Estate Investment Corp. - Class A ^	10,500	89
National Health Investors, Inc. ^	25,000	1,126
Newcastle Investment Corp. ‡	25,200	169
One Liberty Properties, Inc. ^	25,800	431
Post Properties, Inc. ^	26,600	966
PS Business Parks, Inc. ^	1,800	100
Sovran Self Storage, Inc.	6,500	239
Sun Communities, Inc. ^	14,200	473
UMH Properties, Inc. ^	10,800	110
U-Store-It Trust ^	144,500	1,377
Winthrop Realty Trust ^	45,600	583
Road & Rail - 1.2%
Amerco, Inc. ‡^	13,600	1,306
Genesee & Wyoming, Inc.- Class A ‡^	36,100	1,911
Landstar System, Inc. ^	21,880	896
Semiconductors & Semiconductor Equipment - 3.7%
Atheros Communications, Inc. ‡^	36,621	1,315
Cavium Networks, Inc. ‡^	53,066	2,000
DSP Group, Inc. ‡^	6,700	55
Fairchild Semiconductor International, Inc. - Class A ‡	36,700	573
Mellanox Technologies, Ltd. ‡^	32,202	843
Micrel, Inc. ^	25,500	331
Microsemi Corp. ‡^	95,625	2,189
Photronics, Inc. ‡^	53,400	316
RF Micro Devices, Inc. ‡^	203,950	1,499
Skyworks Solutions, Inc. ‡^	86,805	2,484
Veeco Instruments, Inc. ‡^	22,727	976
Software - 2.6%
Ariba, Inc. ‡^	76,910	1,806
Epicor Software Corp. ‡	44,000	444
Micros Systems, Inc. ‡^	23,450	1,029
Netscout Systems, Inc. ‡^	75,462	1,736
Parametric Technology Corp. ‡^	46,095	1,039
Progress Software Corp. ‡^	33,900	1,435
Taleo Corp. - Class A ‡^	48,464	1,340
Specialty Retail - 4.7%
Casual Male Retail Group, Inc. ‡	16,200	77
Cato Corp. - Class A	128,664	3,526

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Specialty Retail (continued)
Chico’s FAS, Inc. ^	109,585	$1,318
Collective Brands, Inc. ‡^	1,200	25
Dress Barn, Inc. ‡^	48,400	1,279
DSW, Inc. - Class A ‡^	65,080	2,544
Finish Line, Inc. - Class A ^	24,600	423
hhgregg, Inc. ‡^	61,325	1,285
Hibbett Sports, Inc. ‡^	14,300	528
Jo-Ann Stores, Inc. ‡^	11,800	711
MarineMax, Inc. ‡^	28,200	264
Pier 1 Imports, Inc. ‡^	15,200	160
Sonic Automotive, Inc. - Class A ^	20,900	277
Stage Stores, Inc. ^	132,100	2,291
Tractor Supply Co. ^	20,524	995
Williams-Sonoma, Inc. ^	17,200	614
Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. ‡^	30,187	2,407
Liz Claiborne, Inc. ‡^	29,600	212
Oxford Industries, Inc. ^	11,800	302
Unifirst Corp.	9,900	545
Thrifts & Mortgage Finance - 1.0%
Astoria Financial Corp. ^	3,600	50
Brookline Bancorp, Inc. ^	29,000	315
NewAlliance Bancshares, Inc. ^	68,000	1,019
Northwest Bancshares, Inc.	130,700	1,536
Provident Financial Services, Inc. ^	27,800	421
Provident New York Bancorp ^	8,400	88
Trading Companies & Distributors - 1.3%
Applied Industrial Technologies, Inc.	50,820	1,650
GATX Corp. ^	43,100	1,521
United Rentals, Inc. ‡^	31,500	717
WESCO International, Inc. ‡^	12,400	655
Water Utilities - 0.0%∞
Consolidated Water Co., Ltd. ^	7,700	71
Wireless Telecommunication Services - 0.3%
Novatel Wireless, Inc. ‡^	11,600	111
USA Mobility, Inc. ^	56,300	1,000

Total Common Stocks (cost $246,500)		335,303

INVESTMENT COMPANY - 0.2%
Diversified Financial Services - 0.2%
KKR Financial Holdings LLC	70,500	656
Total Investment Company (cost $217)

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill	$305	305
0.12% ▲, 03/17/2011 γ
Total Short-Term U.S. Government Obligation (cost $305)

	Shares	Value
WARRANT - 0.0% ∞
Lantronix, Inc. ‡
Expiration: 02/09/2011
Exercise Price: $28.08	640	♦
Total Warrant (cost $-)

SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	87,892,332	87,892
Total Securities Lending Collateral (cost $87,892)

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co.
0.01% ▲, dated 12/31/2010, to be
repurchased at $5,283 on 01/03/2011.
Collateralized by U.S. Government
Obligations, 0.63% - 1.00%, due 04/30/2012
- 12/31/2012, with a total value of $5,395.	$5,283	5,283

Total Repurchase Agreement (cost $5,283)

Total Investment Securities (cost $340,197) #		429,439
Other Assets and Liabilities - Net		(87,841)

Net Assets		$341,598

FUTURES CONTRACTS:

				Net Unrealized
				Appreciation
Description	Type	Contracts Г	Expiration Date	(Depreciation)

Russell 2000 Mini Index	Long	18	03/18/2011	$27

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Core Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $85,729.

‡	Non-income producing security.

∞	Percentage rounds to less than 0.1%.

▲	Rate shown reflects the yield at 12/31/2010.

♦	Value is less than $1.

γ	All or a portion of this security in the amount of $305 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

#	Aggregate cost for federal income tax purposes is $353,602. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $79,612 and $3,775, respectively. Net unrealized appreciation for tax purposes is $75,837.
DEFINITION:
ADR American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$330,690	$4,613	$—	$335,303
Investment Companies	656	—	—	656
Repurchase Agreement	—	5,283	—	5,283
Securities Lending Collateral	87,892	—	—	87,892
Short-Term U.S. Government Obligations	—	305	—	305
Warrants	—	♦	—	♦
Total	$419,238	$10,201	$—	$429,439

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Futures Contracts - Appreciation	$27	$—	$—	$27

*	Other financial instruments are derivative instruments including, but not limited to, Futures Contracts, Forward Foreign Currency Contracts, and Swap Contracts that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Growth Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

COMMON STOCKS - 97.6%
Aerospace & Defense - 1.4%
DigitalGlobe, Inc. ‡^	25,800	$818
Esterline Technologies Corp. ‡^	12,706	871
Hexcel Corp. ‡^	15,792	286
Air Freight & Logistics - 1.3%
Atlas Air Worldwide Holdings, Inc. ‡^	15,100	843
Hub Group, Inc. - Class A ‡^	30,366	1,067
Auto Components - 1.5%
Amerigon, Inc. ‡^	43,184	470
Drew Industries, Inc.^	23,458	533
Westport Innovations, Inc. ‡	35,919	665
Wonder Auto Technology, Inc. ‡^	66,309	500
Biotechnology - 0.8%
Onyx Pharmaceuticals, Inc. ‡^	30,200	1,113
Capital Markets - 1.3%
Knight Capital Group, Inc. - Class A ‡^	72,300	997
Stifel Financial Corp. ‡^	13,800	856
Chemicals - 2.3%
Cabot Corp.	14,288	538
Kronos Worldwide, Inc.^	25,500	1,083
Solutia, Inc. ‡^	39,593	914
STR Holdings, Inc. ‡^	44,000	880
Commercial Banks - 0.9%
Boston Private Financial Holdings, Inc.	2,312	15
First Citizens BancShares, Inc. - Class A^	2,930	554
Pinnacle Financial Partners, Inc. ‡^	37,832	514
Umpqua Holdings Corp.	17,769	216
Commercial Services & Supplies - 2.4%
Consolidated Graphics, Inc. ‡^	19,700	953
IESI-BFC, Ltd.^	29,792	724
Kforce, Inc. ‡^	41,477	671
Schawk, Inc. - Class A^	18,300	377
Sykes Enterprises, Inc. ‡^	25,452	516
Tal International Group, Inc.^	6,082	188
Communications Equipment - 2.8%
Aruba Networks, Inc. ‡^	29,500	616
Blue Coat Systems, Inc. ‡^	25,017	747
Emulex Corp. ‡^	79,900	932
Plantronics, Inc.	22,200	826
Riverbed Technology, Inc. ‡	25,296	890
Computers & Peripherals - 0.9%
Electronics for Imaging, Inc. ‡	36,700	525
STEC Inc. ‡^	40,692	718
Construction & Engineering - 0.2%
Orion Marine Group, Inc. ‡^	29,241	339
Containers & Packaging - 1.2%
Rock-Tenn Co. - Class A	16,700	901
Silgan Holdings, Inc.^	21,700	777
Diversified Consumer Services - 1.5%
Coinstar, Inc. ‡^	15,774	890
Hillenbrand, Inc.^	50,000	1,041
Princeton Review, Inc. ‡^	150,900	178
Diversified Financial Services - 1.5%
Cash America International, Inc.^	22,296	823
Encore Capital Group, Inc. ‡^	38,509	903
First Cash Financial Services, Inc. ‡^	16,931	525
Diversified Telecommunication Services - 1.0%
Atlantic Tele-Network, Inc.^	11,900	456
Neutral Tandem, Inc. ‡^	68,600	991
Electrical Equipment - 3.2%
AO Smith Corp.^	21,099	803
EnerSys ‡^	27,437	881
Fushi Copperweld, Inc. ‡^	41,525	369
GrafTech International, Ltd. ‡^	49,600	985
Harbin Electric, Inc. ‡^	40,097	696
II-VI, Inc. ‡^	16,980	787
Electronic Equipment & Instruments - 3.4%
Elster Group SE ADR ‡^	15,972	270
Insight Enterprises, Inc. ‡^	35,200	463
Kemet Corp. ‡	55,800	814
Maxwell Technologies, Inc. ‡^	22,400	423
Measurement Specialties, Inc. ‡^	8,055	236
Newport Corp. ‡^	9,718	169
OSI Systems, Inc. ‡^	14,800	538
Power-One, Inc. ‡^	100,900	1,029
Rofin-Sinar Technologies, Inc. ‡^	26,400	936
Energy Equipment & Services - 3.1%
Complete Production Services, Inc. ‡^	29,400	869
Dawson Geophysical Co. ‡^	19,899	635
Key Energy Services, Inc. ‡^	49,216	639
Newpark Resources, Inc. ‡^	73,455	452
OYO Geospace Corp. ‡^	9,500	942
Patterson-UTI Energy, Inc.^	38,800	836
Food & Staples Retailing - 0.1%
QKL Stores, Inc. ‡^	31,801	113
Food Products - 1.5%
Hain Celestial Group, Inc. ‡^	28,549	773
SunOpta, Inc. ‡^	67,400	527
TreeHouse Foods, Inc. ‡^	15,635	798
Health Care Equipment & Supplies - 4.8%
Abaxis, Inc. ‡^	7,900	212
Angiodynamics, Inc. ‡^	37,349	574
Arthrocare Corp. ‡^	26,500	823
Atrion Corp.^	2,412	433
ICU Medical, Inc. ‡^	20,379	744
Integra LifeSciences Holdings Corp. ‡^	14,143	669
Invacare Corp.^	30,600	923
Natus Medical, Inc. ‡^	43,555	618
Sirona Dental Systems, Inc. ‡^	25,500	1,064
Synovis Life Technologies, Inc. ‡^	48,591	783
Health Care Providers & Services - 2.2%
Bio-Reference Labs, Inc. ‡^	28,517	633
Emergency Medical Services Corp. - Class A ‡^	10,600	685
Ensign Group, Inc.^	23,000	572
RehabCare Group, Inc. ‡^	26,069	618
U.S. Physical Therapy, Inc. ‡	32,864	651
Health Care Technology - 0.0% ∞
HealthStream, Inc. ‡^	5,175	42
Hotels, Restaurants & Leisure - 2.7%
BJ’s Restaurants, Inc. ‡^	10,706	379
Caribou Coffee Co., Inc. ‡^	45,669	460
Cheesecake Factory, Inc. ‡^	26,400	809
Domino’s Pizza, Inc. ‡^	60,100	960
Ruby Tuesday, Inc. ‡^	36,216	473
Texas Roadhouse, Inc. - Class A ‡^	47,700	819
Internet & Catalog Retail - 1.5%
HSN, Inc. ‡^	26,900	824
Shutterfly, Inc. ‡^	21,470	752
U.S. Auto Parts Network, Inc. ‡^	65,000	546

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Growth Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Internet Software & Services - 3.5%
Infospace, Inc. ‡^	73,373	$609
Liveperson, Inc. ‡^	49,314	557
NIC, Inc.^	60,149	584
Open Text Corp. ‡^	15,500	714
Radware, Ltd. ‡^	12,300	461
Savvis, Inc. ‡	15,800	403
Valueclick, Inc. ‡^	58,977	946
Zix Corp. ‡^	155,200	663
IT Services - 1.0%
CSG Systems International, Inc. ‡^	38,051	721
Wright Express Corp. ‡^	16,700	768
Life Sciences Tools & Services - 2.9%
Bruker Corp. ‡^	60,213	1,000
eResearchTechnology, Inc. ‡^	69,300	509
ICON PLC ADR ‡^	42,030	920
Nektar Therapeutics ‡^	68,444	880
Parexel International Corp. ‡^	36,900	783
Machinery - 4.3%
Actuant Corp. - Class A^	21,600	575
Briggs & Stratton Corp.^	36,400	717
Columbus McKinnon Corp. ‡^	36,400	740
EnPro Industries, Inc. ‡^	24,813	1,031
Kennametal, Inc.^	24,100	951
LB Foster Co. - Class A ‡	7,156	293
Middleby Corp. ‡^	8,700	734
Wabash National Corp. ‡^	85,855	1,017
Media - 1.4%
APAC Customer Services, Inc. ‡^	91,066	553
Dolan Co. ‡^	47,494	661
Valassis Communications, Inc. ‡^	25,600	828
Metals & Mining - 1.8%
RTI International Metals, Inc. ‡^	20,985	566
Stillwater Mining Co. ‡^	49,629	1,060
Thompson Creek Metals Co., Inc. ‡^	62,287	917
Multiline Retail - 0.6%
99 Cents Only Stores ‡^	52,452	836
Multi-Utilities - 0.5%
Avista Corp.^	29,200	658
Oil, Gas & Consumable Fuels - 4.2%
Brigham Exploration Co. ‡^	25,600	697
Comstock Resources, Inc. ‡^	25,100	616
GeoResources, Inc. ‡^	13,400	298
International Coal Group, Inc. ‡^	104,500	809
Magnum Hunter Resources Corp. ‡^	130,921	943
North American Energy Partners, Inc. ‡	85,591	1,049
Penn Virginia Corp.^	18,500	311
Rex Energy Corp. ‡^	47,101	643
Swift Energy Co. ‡^	17,500	685
Paper & Forest Products - 0.6%
Buckeye Technologies, Inc.^	38,444	808
Personal Products - 0.0%∞
Inter Parfums, Inc.^	1,379	26
Pharmaceuticals - 3.2%
Akorn, Inc. ‡^	93,591	568
Cardiome Pharma Corp. ‡^	81,000	520
Impax Laboratories, Inc. ‡^	47,400	953
Par Pharmaceutical Cos., Inc. ‡^	29,321	1,129
Salix Pharmaceuticals, Ltd. ‡^	24,300	1,142
SuperGen, Inc. ‡^	99,200	260
Professional Services - 2.2%
Advisory Board Co. ‡^	13,300	633
FTI Consulting, Inc. ‡^	25,700	959
Heidrick & Struggles International, Inc.^	22,595	648
TrueBlue, Inc. ‡^	32,592	586
VSE Corp.^	10,399	343
Real Estate Management & Development - 0.5%
Altisource Portfolio Solutions SA ‡^	22,800	655
Road & Rail - 2.2%
Celadon Group, Inc. ‡^	52,341	774
Marten Transport, Ltd.^	24,913	533
Old Dominion Freight Line, Inc. ‡^	35,500	1,136
Werner Enterprises, Inc.^	31,200	705
Semiconductors & Semiconductor Equipment - 5.2%
Atheros Communications, Inc. ‡^	17,952	645
Entegris, Inc. ‡^	89,800	671
Microsemi Corp. ‡^	38,227	875
Mips Technologies, Inc. - Class A ‡^	40,300	611
Monolithic Power Systems, Inc. ‡^	38,500	636
NVE Corp. ‡	11,976	693
O2Micro International, Ltd. ADR ‡	54,000	334
PMC-Sierra, Inc. ‡^	125,900	1,081
Rubicon Technology, Inc. ‡^	27,617	582
Silicon Image, Inc. ‡^	93,186	685
Volterra Semiconductor Corp. ‡^	23,344	541
Software - 7.0%
Clicksoftware Technologies, Ltd. ‡	106,263	818
Compuware Corp. ‡^	101,800	1,187
Fortinet, Inc. ‡^	12,931	418
Interactive Intelligence, Inc. ‡^	22,440	587
Manhattan Associates, Inc. ‡^	12,178	372
NICE Systems, Ltd. ADR ‡	30,163	1,053
Parametric Technology Corp. ‡^	31,000	698
Progress Software Corp. ‡^	15,500	656
Quality Systems, Inc.^	7,800	545
Radiant Systems, Inc. ‡^	28,354	555
Smith Micro Software, Inc. ‡^	54,683	861
Solera Holdings, Inc.^	15,800	811
TIBCO Software, Inc. ‡^	42,600	840
Ultimate Software Group, Inc. ‡^	13,800	671
Specialty Retail - 7.6%
Buckle, Inc.^	17,300	653
Casual Male Retail Group, Inc. ‡^	146,198	693
Dress Barn, Inc. ‡^	29,000	766
DSW, Inc. - Class A ‡^	14,900	583
Finish Line, Inc. - Class A^	52,400	901
Genesco, Inc. ‡^	23,744	890
Group 1 Automotive, Inc.^	15,300	639
hhgregg, Inc. ‡^	23,725	497
Hibbett Sports, Inc. ‡^	11,848	437
Jo-Ann Stores, Inc. ‡^	11,704	705
JOS A. Bank Clothiers, Inc. ‡^	21,071	850
Lithia Motors, Inc. - Class A	10,600	151
PEP Boys-Manny Moe & Jack^	74,700	1,003
Talbots, Inc. ‡	78,100	665
Ulta Salon Cosmetics & Fragrance, Inc. ‡^	18,203	619
Williams-Sonoma, Inc.^	23,100	824
Textiles, Apparel & Luxury Goods - 3.4%
Deckers Outdoor Corp. ‡^	17,080	1,362
Iconix Brand Group, Inc. ‡^	43,400	838

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners Small Growth Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Maidenform Brands, Inc. ‡^	12,224	$291
Perry Ellis International, Inc. ‡^	17,018	467
Steven Madden, Ltd. ‡^	22,044	920
Warnaco Group, Inc. ‡^	16,575	913
Thrifts & Mortgage Finance - 0.3%
Provident Financial Services, Inc. ^	27,300	413
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc. ^	29,874	970
DXP Enterprises, Inc. ‡^	16,820	404
Wireless Telecommunication Services - 0.7%
Novatel Wireless, Inc. ‡^	102,600	980

Total Common Stocks (cost $110,703)		139,233

WARRANT - 0.0%∞
Krispy Kreme Doughnuts, Inc. ‡
Expiration: 03/02/2012
Exercise Price: $12.21	141	♦
Total Warrant (cost $-)

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	36,566,755	36,567
Total Securities Lending Collateral (cost $36,567)

	Principal	Value

REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.01% ▲ , dated 12/31/2010, to be repurchased at $3,891 on 01/03/2011. Collateralized by a U.S. Government Obligation, 0.63%, due 12/31/2012, with a value of $3,970.	$3,891	3,891

Total Repurchase Agreement (cost $3,891)

Total Investment Securities (cost $151,161) #		179,691
Other Assets and Liabilities - Net		(36,960)

Net Assets		$142,731

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $35,619.

‡	Non-income producing security.

∞	Percentage rounds to less than 0.1%.

♦	Value is less than $1.

▲	Rate shown reflects the yield at 12/31/2010.

#	Aggregate cost for federal income tax purposes is $152,638. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $29,416 and $2,363, respectively. Net unrealized appreciation for tax purposes is $27,053.
DEFINITION:

ADR	American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$135,056	$4,177	$—	$139,233
Repurchase Agreement	—	3,891	—	3,891
Securities Lending Collateral	36,567	—	—	36,567
Warrants	—	♦	—	♦
Total	$171,623	$8,068	$—	$179,691

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners International Equity Portfolio
SCHEDULE OF INVESTMENTS
At December 31, 2010
(all amounts except share amounts in thousands)

	Shares	Value

PREFERRED STOCK - 2.6%
Germany - 2.6%
Volkswagen AG, 1.26 ▲	143,582	$23,345
Total Preferred Stock (cost $13,351)

COMMON STOCKS - 96.4%
Australia - 1.9%
BHP Billiton, Ltd.	363,601	16,828
Bermuda - 1.0%
SeaDrill, Ltd. ^	266,595	9,094
Brazil - 3.6%
BM&FBOVESPA SA	1,400,300	11,076
Embraer SA ADR	277,400	8,156
Natura Cosmeticos SA	444,800	12,778
Canada - 5.4%
Canadian National Railway Co.	216,950	14,477
Canadian Natural Resources, Ltd.	362,900	16,187
Cenovus Energy, Inc. ^	103,588	3,467
Potash Corp., of Saskatchewan, Inc.	51,500	7,974
Thomson Reuters Corp. ^	174,000	6,517
China - 6.5%
China Merchants Bank Co., Ltd. - Class H	5,346,845	13,551
CNOOC, Ltd.	8,719,847	20,799
Industrial & Commercial Bank of China - Class H	19,892,000	14,766
Sinopharm Group Co. - Class H	2,591,590	9,036
Denmark - 3.3%
Novo Nordisk A/S - Class B	213,364	24,039
Vestas Wind Systems A/S ‡^	178,853	‡ 5,664
France - 8.4%
Air Liquide SA	105,049	13,285
BNP Paribas	249,513	15,874
Lafarge SA	221,125	13,864
LVMH Moet Hennessy Louis Vuitton SA	133,433	21,951
Publicis Groupe SA ^	191,198	9,964
Germany - 5.4%
Deutsche Bank AG	87,200	4,560
Fresenius Medical Care AG & Co., KGaA	239,289	13,757
SAP AG	412,761	21,052
Siemens AG	71,800	8,894
Guernsey, Channel Islands - 0.6%
Amdocs, Ltd. ‡	183,900	5,052
Hong Kong - 2.3%
Hong Kong Exchanges & Clearing, Ltd.	908,000	20,595
Ireland - 1.1%
Covidien PLC	216,500	9,885
Israel - 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	436,694	22,765
Japan - 10.8%
Canon, Inc. ^	285,224	14,651
Dai-ichi Life Insurance Co., Ltd.	6,971	11,282
Fanuc Corp.	72,294	11,051
Komatsu, Ltd.	808,104	24,320
Mitsubishi UFJ Financial Group, Inc.	3,030,100	16,339
Toyota Motor Corp.	469,691	18,491
Korea, Republic of - 1.7%
Hyundai Motor Co.	‡ 97,930	14,952
Luxembourg - 2.2%
ArcelorMittal	513,200	19,463
Mexico - 3.0%
America Movil SAB de CV - Series L ADR	226,009	12,959
Wal-Mart de Mexico SAB de CV - Series V	4,766,400	13,620
Netherlands - 1.2%
ING Groep NV ‡	1,081,200	10,518
Spain - 1.9%
Telefonica SA	761,202	17,378
Sweden - 1.8%
Hennes & Mauritz AB - Class B	471,871	15,716
Switzerland - 6.4%
Julius Baer Group, Ltd.	230,196	10,778
Logitech International SA ‡^	316,587	6,020
Nestle SA	312,854	18,328
Novartis AG	375,071	22,079
Taiwan - 2.0%
High Tech Computer Corp.	591,224	18,250
Turkey - 1.2%
Turkiye Garanti Bankasi AS	2,109,300	10,683
United Kingdom - 18.9%
ARM Holdings PLC	1,316,243	8,687
BG Group PLC	719,586	14,540
British American Tobacco PLC	525,873	20,198
British Sky Broadcasting Group PLC	718,919	8,250
Carnival PLC	420,398	19,545
Kingfisher PLC	3,526,710	14,483
Pearson PLC	526,437	8,273
Reckitt Benckiser Group PLC	275,570	15,145
SABMiller PLC	325,456	11,450
Smith & Nephew PLC	851,541	8,981
Standard Chartered PLC	715,886	19,259
Tesco PLC	2,907,857	19,268
United States - 3.3%
Schlumberger, Ltd.	212,300	17,727
Southern Copper Corp.	237,400	11,571

Total Common Stocks (cost $627,272)		$860,162

SECURITIES LENDING COLLATERAL - 4.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.36% ▲	37,736,604	37,737
Total Securities Lending Collateral (cost $37,737)

	Principal	Value

REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.01% ▲, dated 12/31/2010, to be repurchased at $6,426 on 01/03/2011. Collateralized by a U.S. Government Obligation, 3.13%, due 04/30/2017, with a value of $6,558.	$6,426	6,426

Total Repurchase Agreement (cost $6,426)

Total Investment Securities (cost $684,786) #		927,670

Other Assets and Liabilities - Net		(34,410)

Net Assets		$893,260

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners International Equity Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

	Percentage of
INVESTMENTS BY INDUSTRY (unaudited):	Total Investments	Value

Commercial Banks	9.9%	$90,472
Pharmaceuticals	8.5	77,919
Automobiles	6.1	56,788
Oil, Gas & Consumable Fuels	5.8	54,993
Metals & Mining	5.1	47,862
Diversified Financial Services	4.5	42,189
Machinery	3.7	35,371
Media	3.6	33,004
Food & Staples Retailing	3.6	32,888
Specialty Retail	3.3	30,199
Energy Equipment & Services	3.0	26,821
Software	2.7	26,104
Computers & Peripherals	2.6	24,270
Textiles, Apparel & Luxury Goods	2.3	21,951
Chemicals	2.3	21,259
Tobacco	2.1	20,198
Hotels, Restaurants & Leisure	2.1	19,545
Health Care Equipment & Supplies	2.0	18,866
Food Products	2.0	18,328
Diversified Telecommunication Services	1.9	17,378
Capital Markets	1.7	15,338
Household Products	1.6	15,145
Office Electronics	1.6	14,651
Road & Rail	1.6	14,477
Construction Materials	1.5	13,864
Health Care Providers & Services	1.5	13,757
Wireless Telecommunication Services	1.4	12,959
Personal Products	1.4	12,778
Beverages	1.2	11,450
Insurance	1.2	11,282
Industrial Conglomerates	1.0	8,894
Semiconductors & Semiconductor Equipment	0.9	8,687
Aerospace & Defense	0.9	8,156
Electrical Equipment	0.6	5,664

Investment Securities, at Value	95.2	883,507
Short-Term Investments	4.8	44,163

Total Investments	100.0%	$927,670

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)

Euro	32,992	01/25/2011	$44,870	$(785)
Euro	(32,992)	01/25/2011	(42,429)	(1,655)
Mexican Peso	(262,964)	05/24/2011	(21,020)	(26)

				$(2,466)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2010.

^	All or a portion of this security is on loan. The value of all securities on loan is $35,930.

‡	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $687,319. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $255,193 and $14,842, respectively. Net unrealized appreciation for tax purposes is $240,351.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

Transamerica Partners International Equity Portfolio
SCHEDULE OF INVESTMENTS (continued)
At December 31, 2010
(all amounts in thousands)

DEFINITION:

ADR American Depositary Receipt
VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$145,603	$714,559	$—	$860,162
Preferred Stocks	—	23,345	—	23,345
Repurchase Agreement	—	6,426	—	6,426
Securities Lending Collateral	37,737	—	—	37,737
Total	$183,340	$744,330	$—	$927,670

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts — Depreciation	—	$(2,466)	—	$(2,466)

*	Other financial instruments are derivative instruments including, but not limited to, Futures Contracts, Forward Foreign Currency Cofntracts, and Swap Contracts that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2010
(all amounts in thousands)

			Inflation-
		High Quality	Protected
	Money Market	Bond	Securities	Core Bond	High Yield Bond	Balanced

Assets:
Investment securities, at value	$881,353	$466,313	$323,374	$1,938,179	$668,906	$121,360
Repurchase agreements, at value	183,846	7,006	18,187	71,991	26,864	1,166
Cash on deposit with broker	—	—	—	—	—	181
Foreign currency, at value	—	—	10	376	—	28
Unrealized appreciation on forward foreign currency contracts	—	—	15	76	—	—
Unrealized appreciation on swap agreements	—	—	175	3,813	—	—
Premium paid on swap agreements	—	—	—	782	—	—
Receivables:
Due from advisor	—	—	—	—	—	35
Investment securities sold	—	—	—	1,421,233	1,716	33,004
Interest	453	2,648	2,347	11,466	12,702	284
Dividends	—	—	—	—	—	80
Securities lending income (net)	—	2	2	7	—	—
Variation margin	—	—	—	467	—	23
Other	—	84	—	8	—	145
Prepaid expenses	8	3	3	12	5	1

	1,065,660	476,056	344,113	3,448,410	710,193	156,307

Liabilities:
Foreign cash	—	—	8	—	—	—
Cash on deposit with custodian	—	—	—	2,000	—	—
Due to custodian	—	—	3	—	—	—
Accounts payable and accrued liabilities:
Collateral for securities on loan	—	12,194	13,872	32,324	—	—
Investment securities purchased	—	—	—	1,518,729	748	35,940
Variation margin	—	—	31	—	—	—
Advisory fees	225	137	98	482	329	44
Custody fees	12	6	6	54	10	14
Interest from securities sold short	—	—	—	278	—	5
Audit and tax fees	10	10	11	12	11	11
Legal fees	14	6	5	22	10	2
Other	3	2	1	5	2	1
Unrealized depreciation on swap agreements	—	—	164	1,594	—	—
Premium received on swap agreements	—	—	4	549	—	—
Securities sold short, at value	—	—	—	232,309	—	3,930
Written options and swaptions, at value	—	—	1,900	38,046	—	23

	264	12,355	16,103	1,826,404	1,110	39,970

Net Assets	$1,065,396	$463,701	$328,010	$1,622,006	$709,083	$116,337

Investment securities, at cost	$881,353	$461,341	$315,775	$1,937,040	$647,851	$118,508
Repurchase agreements, at cost	$183,846	$7,006	$18,187	$71,991	$26,864	$1,166
Foreign currency, at cost	$—	$—	$(5)	$368	$—	$28
Securities loaned, at value	$—	$11,949	$13,597	$29,833	$—	$—
Proceeds from securities sold short	$—	$—	$—	$232,729	$—	$3,948
Premium on written options and swaptions	$—	$—	$1,971	$38,537	$—	$20

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

STATEMENTS OF ASSETS AND LIABILITIES (continued)
At December 31, 2010
(all amounts in thousands)

	Large Value	Large Core	Large Growth	Mid Value	Mid Growth		Small Value

Assets:
Investment securities, at value	$1,015,232	$257,597	$1,193,282	$923,731	$260,568		$129,808
Repurchase agreements, at value	17,447	3,877	2,436	31,241	2,094		6,316
Receivables:
Due from advisor	—	—	14	—	—		6
Investment securities sold	—	—	1,739	617	9,657		135
Dividends	763	210	836	1,001	78		96
Dividend reclaims	—	—	55	24	—		—
Securities lending income (net)	3	3	5	12	—	(A)	—	(A)
Other	4	104	92	—	—		—
Prepaid expenses	6	1	7	5	1		1

	1,033,455	261,792	1,198,466	956,631	272,398		136,362

Liabilities:
Accounts payable and accrued liabilities:
Collateral for securities on loan	18,506	5,647	18,938	46,842	1,769		1,740
Investment securities purchased	417	—	2,278	110	703		84
Advisory fees	384	130	621	510	175		95
Custody fees	8	3	19	9	3		3
Audit and tax fees	11	11	11	10	10		10
Legal fees	14	3	16	12	4		2
Other	—	3	—	4	1		1

	19,340	5,797	21,883	47,497	2,665		1,935

Net Assets	$1,014,115	$255,995	$1,176,583	$909,134	$269,733		$134,427

Investment securities, at cost	$889,057	$222,946	$983,920	$770,783	$199,676		$108,609
Repurchase agreements, at cost	$17,447	$3,877	$2,436	$31,241	$2,094		$6,316
Securities loaned, at value	$18,093	$5,526	$18,511	$45,754	$1,733		$1,695

			International
	Small Core	Small Growth	Equity

Assets:
Investment securities, at value	$424,156	$175,800	$921,244
Repurchase agreements, at value	5,283	3,891	6,426
Foreign currency, at value	—	—	1,012
Receivables:
Investment securities sold	98	621	1,860
Dividends	257	15	478
Dividend reclaims	—	—	3,437
Securities lending income (net)	24	17	26
Other	—	—	190
Prepaid expenses	2	1	6

	429,820	180,345	934,679

Liabilities:
Accounts payable and accrued liabilities:
Collateral for securities on loan	87,892	36,567	37,737
Investment securities purchased	58	920	578
Variation margin	9	—	—
Advisory fees	237	111	565
Custody fees	8	3	45
Audit and tax fees	11	10	11
Legal fees	5	2	13
Other	2	1	4
Unrealized depreciation on forward foreign currency contracts	—	—	2,466

	88,222	37,614	41,419

Net Assets	$341,598	$142,731	$893,260

Investment securities, at cost	$334,914	$147,270	$678,360
Repurchase agreements, at cost	$5,283	$3,891	$6,426
Foreign currency, at cost	$—	$—	$986
Securities loaned, at value	$85,729	$35,619	$35,930

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

STATEMENTS OF OPERATIONS
For the yearn ended December 31, 2010
(all amounts in thousands)

Inflation-
High Quality	Protected
Money Market	Bond	Securities	Core Bond	High Yield Bond	Balanced

Investment income:
Interest income	$3,384	$15,767	$8,393	$69,155	$62,181	$2,088
Securities lending income (net)	—	37	6	123	—	(A)	4
Dividend income	—	—	—	24	142	1,506
Withholding taxes on foreign income	—	—	—	—	(1)	—	(A)

3,384	15,804	8,399	69,302	62,322	3,598

Expenses:
Advisory	2,840	1,642	1,212	6,003	3,635	555
Custody	150	71	85	548	140	133
Audit and tax	16	15	17	33	17	15
Legal	77	30	—	(A)	92	48	8
Printing and shareholder reports	7	3	3	1	4	8
Trustee and CCO	26	11	8	39	15	3
Other	17	7	5	37	11	2

Total expenses	3,133	1,779	1,330	6,753	3,870	724

Expenses reimbursed/waived	—	—	—	—	—	(107)

Net expenses	3,133	1,779	1,330	6,753	3,870	617

Net investment income	251	14,025	7,069	62,549	58,452	2,981

Net realized gain (loss) on transactions from:
Investment securities	7	3,943	12,025	30,773	22,236	2,173
Swap agreements	—	—	(969)	(5,280)	—	(132)
Futures contracts	—	—	2,710	(2,758)	—	390
Written option and swaption contracts	—	—	631	16,164	—	16
Foreign currency transactions	—	—	401	5,175	—	20
Securities sold short	—	—	—	(528)	—	(109)

7	3,943	14,798	43,546	22,236	2,358

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	—	1,444	470	35,661	16,058	10,742
Swap agreements	—	—	(862)	3,763	—	—
Futures contracts	—	—	(149)	3,255	—	(14)
Written option and swaption contracts	—	—	(120)	(7,695)	—	(8)
Securities sold short	—	—	—	(1,038)	—	18
Translation of assets and liabilities denominated in foreign currencies	—	—	(134)	(1,312)	—	5

—	1,444	(795)	32,634	16,058	10,743

Net realized and unrealized gain	7	5,387	14,003	76,180	38,294	13,101

Net increase in net assets resulting from operations	$258	$19,412	$21,072	$138,729	$96,746	$16,082

	Large Value		Large Core		Large Growth		Mid Value		Mid Growth		Small Value

Investment income:
Interest income	$—	(A)	$—	(A)	$1		$3		$—	(A)	$1
Securities lending income (net)	99		40		129		267		24		10
Dividend income	22,335		5,351		13,935		14,878		930		2,230
Withholding taxes on foreign income	(10)		(20)		(72)		(20)		(7)		—

	22,424		5,371		13,993		15,128		947		2,241

Expenses:
Advisory	4,759		1,541		7,136		5,513		1,748		1,087
Custody	102		24		255		107		41		23
Audit and tax	28		16		33		9		6		16
Legal	44		16		56		53		15		8
Printing and shareholder reports	3		2		—		4		3		8
Trustee and CCO	24		6		26		18		5		3
Other	18		4		35		12		3		2

Total expenses	4,978		1,609		7,541		5,716		1,821		1,147

Expenses reimbursed/waived	—		—		(42)		—		—	(A)	(20)

Net expenses	4,978		1,609		7,499		5,716		1,821		1,127

Net investment income (loss)	17,446		3,762		6,494		9,412		(874)		1,114

Net realized gain (loss) on transactions from:
Investment securities	109,678		8,624		130,857		64,309		41,474		15,484
Foreign currency transactions	1		—	(A)	(12)		(4)		1		—

	109,679		8,624		130,845		64,305		41,475		15,484

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	10,261		15,464		37,120		87,619		22,589		11,023
Translation of assets and liabilities denominated in foreign currencies	—	(A)	(1)		—	(A)	—	(A)	—		—

	10,261		15,463		37,120		87,619		22,589		11,023

Net realized and unrealized gain	119,940		24,087		167,965		151,924		64,064		26,507

Net increase in net assets resulting from operations	$137,386		$27,849		$174,459		$161,336		$63,190		$27,621

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

STATEMENTS OF OPERATIONS (continued)
For the year ended December 31, 2010
(all amounts in thousands)

					International
	Small Core		Small Growth		Equity

Investment income:
Interest income	$1		$—	(A)	$—	(A)
Securities lending income (net)	337		146		487
Dividend income	3,685		541		20,591

Withholding taxes on foreign income	—	(A)	(1)		(1,006)

	4,023		686		20,072
Expenses:
Advisory	2,521		1,208		6,651
Custody	95		51		419
Audit and tax	16		15		24
Legal	20		9		70
Printing and shareholder reports	3		2		11
Trustee and CCO	7		3		19
Other	5		2		14

Total expenses	2,667		1,290		7,208

Expenses reimbursed/waived	—		(40)		—

Net expenses	2,667		1,250		7,208

Net investment income (loss)	1,356		(564)		12,864

Net realized gain (loss) on transactions from:
Investment securities	47,861		21,668		68,066
Futures contracts	138		—		—
Foreign currency transactions	—		—		(1,529)

	47,999		21,668		66,537

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	34,216		10,963		34,770
Futures contracts	(52)		—		—
Translation of assets and liabilities denominated in foreign currencies	—		(1)		(2,115)

	34,164		10,962		32,655

Net realized and unrealized gain	82,163		32,630		99,192

Net increase in net assets resulting from operations	$83,519		$32,066		$112,056

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended:
(all amounts in thousands)

	Money Market		High Quality Bond		Inflation-Protected Securities
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

From operations:
Net investment income	$251	$4,556	$14,025	$14,943	$7,069	$3,718
Net realized gain (loss)	7	56	3,943	(415)	14,798	(842)
Change in net unrealized appreciation (depreciation)	—	—	1,444	22,148	(795)	31,871

Net increase in net assets resulting from operations	258	4,612	19,412	36,676	21,072	34,747

From transactions in investors’ beneficial interests:
Contributions	662,569	1,027,545	195,218	235,138	57,416	78,906
Withdrawals	(730,338)	(1,225,052)	(228,017)	(215,958)	(120,488)	(132,841)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(67,769)	(197,507)	(32,799)	19,180	(63,072)	(53,935)

Net increase (decrease) in net assets	(67,511)	(192,895)	(13,387)	55,856	(42,000)	(19,188)

Net Assets:
Beginning of year	1,132,907	1,325,802	477,088	421,232	370,010	389,198

End of year	$1,065,396	$1,132,907	$463,701	$477,088	$328,010	$370,010

	Core Bond		High Yield Bond		Balanced
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

From operations:
Net investment income	$62,549	$67,637	$58,452	$53,541	$2,981	$4,399
Net realized gain (loss)	43,546	(29,343)	22,236	(24,341)	2,358	(17,018)
Change in net unrealized appreciation	32,634	135,401	16,058	205,329	10,743	42,670

Net increase in net assets resulting from operations	138,729	173,695	96,746	234,529	16,082	30,051

From transactions in investors’ beneficial interests:
Contributions	314,602	545,781	189,188	120,397	7,343	19,026
Contribution in-kind	—	164,114	—	—	—	—
Series reorganizations	—	60,639	—	—	—	—
Withdrawals	(580,856)	(862,011)	(218,768)	(152,872)	(44,822)	(80,273)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(266,254)	(91,477)	(29,580)	(32,475)	(37,479)	(61,247)

Net increase (decrease) in net assets	(127,525)	82,218	67,166	202,054	(21,397)	(31,196)

Net Assets:
Beginning of year	1,749,531	1,667,313	641,917	439,863	137,734	168,930

End of year	$1,622,006	$1,749,531	$709,083	$641,917	$116,337	$137,734

	Large Value		Large Core		Large Growth
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

From operations:
Net investment income	$17,446	$27,267	$3,762	$4,050	$6,494	$10,856
Net realized gain (loss)	109,679	(675,481)	8,624	(52,167)	130,845	(109,199)
Change in net unrealized appreciation	10,261	814,282	15,463	102,075	37,120	436,386

Net increase in net assets resulting from operations	137,386	166,068	27,849	53,958	174,459	338,043

From transactions in investors’ beneficial interests:
Contributions	97,725	153,363	25,843	25,021	77,698	269,103
Contribution in-kind	—	41,832	—	—	—	83,167
Series reorganizations	—	879	—	—	—	94,418
Withdrawals	(484,459)	(549,649)	(78,593)	(79,857)	(417,094)	(573,994)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(386,734)	(353,575)	(52,750)	(54,836)	(339,396)	(127,306)

Net increase (decrease) in net assets	(249,348)	(187,507)	(24,901)	(878)	(164,937)	210,737

Net Assets:
Beginning of year	1,263,463	1,450,970	280,896	281,774	1,341,520	1,130,783

End of year	$1,014,115	$1,263,463	$255,995	$280,896	$1,176,583	$1,341,520

The notes to the financial statements are an integral part of this report. Transamerica Partners Portfolios	Annual Report 2010

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the years ended:
(all amounts in thousands)

	Mid Value		Mid Growth		Small Value
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

From operations:
Net investment income (loss)	$9,412	$9,785	$(874)	$(536)	$1,114	$1,730
Net realized gain (loss)	64,305	(182,248)	41,475	(44,907)	15,484	(24,300)
Change in net unrealized appreciation	87,619	371,554	22,589	98,216	11,023	47,791

Net increase in net assets resulting from operations	161,336	199,091	63,190	52,773	27,621	25,221

From transactions in investors’ beneficial interests:
Contributions	269,938	82,637	39,943	31,031	12,187	13,079
Withdrawals	(330,801)	(103,316)	(85,149)	(61,021)	(51,108)	(49,201)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(60,863)	(20,679)	(45,206)	(29,990)	(38,921)	(36,122)

Net increase (decrease) in net assets	100,473	178,412	17,984	22,783	(11,300)	(10,901)

Net Assets:
Beginning of year	808,661	630,249	251,749	228,966	145,727	156,628

End of year	$909,134	$808,661	$269,733	$251,749	$134,427	$145,727

	Small Core		Small Growth		International Equity
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

From operations:
Net investment income (loss)	$1,356	$2,206	$(564)	$(564)	$12,864	$13,884
Net realized gain (loss)	47,999	(117,450)	21,668	(23,946)	66,537	(416,301)
Change in net unrealized appreciation	34,164	189,213	10,962	67,426	32,655	634,486

Net increase in net assets resulting from operations	83,519	73,969	32,066	42,916	112,056	232,069

From transactions in investors’ beneficial interests:
Contributions	24,934	33,336	15,020	14,916	84,159	111,677
Withdrawals	(106,899)	(156,923)	(57,079)	(57,621)	(347,004)	(399,757)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(81,965)	(123,587)	(42,059)	(42,705)	(262,845)	(288,080)

Net increase (decrease) in net assets	1,554	(49,618)	(9,993)	211	(150,789)	(56,011)

Net Assets:
Beginning of year	340,044	389,662	152,724	152,513	1,044,049	1,100,060

End of year	$341,598	$340,044	$142,731	$152,724	$893,260	$1,044,049

Note: Prior to January 1, 2010, the Statements of Changes in Net Assets were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Partners Portfolios	Annual Report 2010

FINANCIAL HIGHLIGHTS
For the years ended:

			Money Market
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$1,065,396	$1,132,907	$1,325,802	$1,050,796	$925,941

Total return	0.02%	0.36%	2.44%	5.17%	4.86%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.28%	0.27%	0.27%	0.28%	0.28%
After reimbursement	0.28%	0.27%	0.27%	0.28%	0.28%
Net investment income, to average net assets	0.02%	0.37%	2.43%	5.01%	4.77%

			High Quality Bond
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$463,701	$477,088	$421,232	$833,291	$817,623

Total return	4.20%	9.83%	0.55%	5.34%	4.38%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.38%	0.38%	0.38%	0.38%	0.38%
After reimbursement	0.38%	0.38%	0.38%	0.38%	0.38%
Net investment income, to average net assets	2.99%	3.75%	4.24%	4.38%	4.03%
Portfolio turnover rate	87%	104%	64%	56%	55%

	Inflation-Protected Securities
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$328,010	$370,010	$389,198	$149,013	$150,681

Total return	6.23%	10.22%	(2.14%)	10.16%	3.48%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.38%	0.40%	0.39%	0.42%	0.41%
After reimbursement	0.38%	0.40%	0.39%	0.40%	0.40%
Net investment income, to average net assets	2.04%	1.02%	4.99%	5.26%	4.50%
Portfolio turnover rate	117%	118%	154%	340%	525%

				Core Bond
	December 31,	December 31,		December 31,	December 31,	December 31,
	2010	2009		2008	2007	2006

Net assets end of year (000’s)	$1,622,006	$1,749,531		$1,667,313	$2,248,880	$2,077,821

Total return	8.26%	12.89%		(1.83%)	6.67%	4.17%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.39%	0.38%		0.38%	0.38%	0.38%
After reimbursement	0.39%	0.38%		0.38%	0.38%	0.38%
Net investment income, to average net assets	3.65%	4.45%		5.12%	4.81%	4.50%
Portfolio turnover rate	633%	1,014	% (A)	530%	503%	487%

			High Yield Bond
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$709,083	$641,917	$439,863	$538,727	$502,330

Total return	15.81%	57.21%	(28.90%)	2.02%	11.99%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.59%	0.59%	0.58%	0.58%	0.59%
After reimbursement	0.59%	0.59%	0.58%	0.58%	0.59%
Net investment income, to average net assets	8.84%	10.10%	9.57%	7.97%	7.86%
Portfolio turnover rate	98%	98%	54%	96%	93%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

			Balanced
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$116,337	$137,734	$168,930	$318,635	$381,649

Total return	13.91%	23.45%	(26.71%)	1.79%	11.74%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.59%	0.55%	0.53%	0.52%	0.53%
After reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income, to average net assets	2.42%	3.01%	3.45%	2.87%	2.72%
Portfolio turnover rate	211%	167%	154%	226%	224%

				Large Value
	December 31,	December 31,		December 31,	December 31,	December 31,
	2010	2009		2008	2007	2006

Net assets end of year (000’s)	$1,014,115	$1,263,463		$1,450,970	$3,165,025	$3,538,944

Total return	14.66%	16.71%		(42.94%)	(1.75%)	20.68%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.47%	0.48%		0.48%	0.48%	0.48%
After reimbursement	0.47%	0.48%		0.48%	0.48%	0.48%
Net investment income, to average net assets	1.65%	2.22%		2.53%	1.68%	1.47%
Portfolio turnover rate	62%	124	% (A)	26%	30%	31%

			Large Core
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$255,995	$280,896	$281,774	$903,262	$1,159,020

Total return	11.79%	23.36%	(36.65%)	2.11%	11.77%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.63%	0.62%	0.65%	0.64%	0.63%
After reimbursement	0.63%	0.62%	0.65%	0.64%	0.63%
Net investment income, to average net assets	1.47%	1.57%	1.31%	1.08%	1.11%
Portfolio turnover rate	55%	168%	99%	101%	73%

				Large Growth
	December 31,	December 31,		December 31,	December 31,	December 31,
	2010	2009		2008	2007	2006

Net assets end of year (000’s)	$1,176,583	$1,341,520		$1,130,783	$2,444,761	$2,526,917

Total return	16.62%	35.56%		(39.87%)	12.25%	4.12%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.66%	0.65%		0.65%	0.65%	0.64%
After reimbursement	0.65%	0.65%		0.65%	0.65%	0.64%
Net investment income, to average net assets	0.56%	0.97%		0.92%	0.61%	0.43%
Portfolio turnover rate	119%	102	% (A)	102%	129%	84%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

			Mid Value
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$909,134	$808,661	$630,249	$998,177	$936,974

Total return	21.29%	32.53%	(37.73%)	2.62%	18.33%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.69%	0.70%	0.70%	0.70%	0.71%
After reimbursement	0.69%	0.70%	0.70%	0.70%	0.70%
Net investment income, to average net assets	1.14%	1.44%	1.69%	1.37%	1.17%
Portfolio turnover rate	76%	122%	68%	69%	80%

			Mid Growth
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$269,733	$251,749	$228,966	$337,189	$309,909

Total return	29.27%	25.24%	(41.55%)	30.42%	2.17%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.75%	0.76%	0.75%	0.75%	0.75%
After reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss, to average net assets	(0.36%)	(0.23%)	(0.02%)	(0.23%)	(0.31%)
Portfolio turnover rate	199%	214%	158%	152%	151%

			Small Value
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$134,427	$145,727	$156,628	$185,137	$236,317

Total return	23.12%	19.64%	(26.63%)	(7.74%)	9.64%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.87%	0.88%	0.87%	0.87%	0.87%
After reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income, to average net assets	0.84%	1.24%	1.94%	1.36%	0.27%
Portfolio turnover rate	121%	103%	117%	94%	105%

			Small Core
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$341,598	$340,044	$389,662	$950,197	$1,211,556

Total return	29.89%	27.64%	(36.06%)	(4.49%)	11.77%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.85%	0.85%	0.85%	0.84%	0.85%
After reimbursement	0.85%	0.85%	0.85%	0.84%	0.85%
Net investment income, to average net assets	0.43%	0.67%	0.94%	0.58%	0.29%
Portfolio turnover rate	55%	88%	106%	97%	86%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

FINANCIAL HIGHLIGHTS (continued)
For the years ended:

			Small Growth
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$142,731	$152,724	$152,513	$166,817	$155,003

Total return	25.65%	32.99%	(37.87%)	8.64%	8.71%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.93%	0.93%	0.93%	0.92%	1.04%
After reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss, to average net assets	(0.41%)	(0.38%)	(0.18%)	(0.42%)	(0.29%)
Portfolio turnover rate	99%	104%	146%	144%	173%

			International Equity
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Net assets end of year (000’s)	$893,260	$1,044,049	$1,100,060	$2,264,062	$2,101,152

Total return	14.94%	26.10%	(49.94%)	11.69%	27.31%

Ratios and supplemental data
Expenses to average net assets
Before reimbursement	0.81%	0.82%	0.84%	0.87%	0.87%
After reimbursement	0.81%	0.82%	0.84%	0.87%	0.87%
Net investment income, to average net assets	1.45%	1.39%	2.78%	2.25%	1.78%
Portfolio turnover rate	29%	138%	174%	110%	81%

(A)	Excludes investment securities received in kind.
Note: Prior to January 1, 2010, all of the Financial Highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS
At December 31, 2010
(all amounts in thousands)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds: Transamerica Partners Money Market Portfolio (“Money Market”), Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”), Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”), Transamerica Partners Core Bond Portfolio (“Core Bond”), Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”), Transamerica Partners Balanced Portfolio (“Balanced”), Transamerica Partners Large Value Portfolio (“Large Value”), Transamerica Partners Large Core Portfolio (“Large Core”), Transamerica Partners Large Growth Portfolio (“Large Growth”), Transamerica Partners Mid Value Portfolio (“Mid Value”), Transamerica Partners Mid Growth Portfolio (“Mid Growth”), Transamerica Partners Small Value Portfolio (“Small Value”), Transamerica Partners Small Core Portfolio (“Small Core”), Transamerica Partners Small Growth Portfolio (“Small Growth”), and Transamerica Partners International Equity Portfolio (“International Equity”) (each a “Portfolio”; collectively, the “Portfolios”). Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.
On July 9, 2010, Balanced changed its sub-adviser from Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Limited, to BlackRock Financial Management, Inc., and J.P. Morgan Investment Management Inc. Also on the same date, Small Value changed its sub-adviser from Mesirow Financial Management, Inc. to Wellington Management Company, LLP.
On November 17, 2010, Large Growth terminated one of the sub-advisers, OFI Institutional Asset Management, Inc.
This report should be read in conjunction with the Portfolios’ current prospectus, which contains more complete information about the Portfolios, including investment objectives and strategies.
In the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.
In preparing the Portfolios’ financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.
Repurchase agreements: Securities purchased subject to repurchase agreements are held at the counterparties’ custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Forward foreign currency contracts: The Portfolios are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at December 31, 2010 are listed in the Schedules of Investments.

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 1. (continued)
Option and swaption contracts: The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms.
The Portfolios write call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. When a Portfolio writes a covered call or a put option/swaption, an amount equal to the premium received by a Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.
The Portfolios purchase put and call options on foreign or U.S. securities, indices, futures, swaps (“swaptions”), and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium, which is included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statements of Operations.
The underlying face amounts of open option and swaption contracts at December 31, 2010 are listed in the Schedules of Investments.
Transactions in written options were as follows:

		Notional
Inflation-Protected Securities	Premium	Amount
Balance at December 31, 2009	$146	$1,485
Sales	136	266
Closing Buys	(223)	(1,660)
Expirations	(59)	(91)
Exercised	—	—

Balance at December 31, 2010	$—	$—

		Notional
Balanced	Premium	Amount
Balance at December 31, 2009	$30	$168
Sales	51	133
Closing Buys	(48)	(208)
Expirations	(13)	(81)
Exercised	—	—

Balance at December 31, 2010	$20	$12

		Notional
Core Bond	Premium	Amount
Balance at December 31, 2009	$893	$2,961
Sales	1,891	2,293
Closing Buys	(1,441)	(3,595)
Expirations	(492)	(1,143)
Exercised	—	—

Balance at December 31, 2010	$851	$516

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 1. (continued)
Transactions in written swaptions were as follows:

		Notional
Inflation-Protected Securities	Premium	Amount
Balance at December 31, 2009	$946	$19,200
Sales	2,025	53,200
Closing Buys	(25)	(5,200)
Expirations	(975)	(24,400)
Exercised	—	—

Balance at December 31, 2010	$1,971	$42,800

Notional
Balanced	Premium	Amount
Balance at December 31, 2009	$—	$—
Sales	16	2,594
Closing Buys	(16)	(2,594)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2010	$—	$—

		Notional
Core Bond	Premium	Amount
Balance at December 31, 2009	$26,800	$576,400
Sales	56,766	1,658,680
Closing Buys	(24,858)	(692,640)
Expirations	(21,022)	(757,740)
Exercised	—	—

Balance at December 31, 2010	$37,686	$784,700
Futures contracts: The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.
Subsequent payments (variation margin) are paid or received by the Portfolios each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The open futures contracts at December 31, 2010 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the daily market value of the contract.
Swap agreements: Swap agreements are privately negotiated agreements between the Portfolios and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Certain Portfolios, with the exception of Money Market, enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 1. (continued)
Credit default swap agreements: The Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. The Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).
Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolios’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty.
Certain Portfolios sell credit default swaps which expose them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolios would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.
Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. To help hedge against this risk, the Portfolios enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolios with interest rate swap agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty.
Short sales: A short sale is a transaction in which a Portfolio, with the exception of Money Market, sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolios’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolios consider the short sale to be a borrowing by the Portfolios that is subject to the asset coverage requirements of the 1940 Act, as amended. The Portfolios incur a profit or a loss, depending upon whether the market price of the securities decrease or increase between the date of the short sale and the date on which the Portfolios must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolios may be unable to replace borrowed securities sold short.
The Portfolios investing in short sales are liable for any income payable on securities while those securities are in a short position and also bear other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs, if any, are reported in the Statements of Operations.
Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Portfolios, with the exception of Money Market, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios that participate in such syndications, or can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the Portfolios have direct recourse against the corporate borrowers, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Portfolios held no unsecured loan participations at December 31, 2010.

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 1. (continued)
To be announced purchase commitments (“TBA”): TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.
Treasury inflation-protected securities (“TIPS”): Certain Portfolios invest in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.
Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
The restricted and illiquid securities at December 31, 2010 are listed in the Schedules of Investments.
Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investments on the Statements of Assets and Liabilities.
The PIKs at December 31, 2010 are listed in the Schedules of Investments.
Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of the Portfolios’ securities exposes the Portfolios to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolios seek to increase their net investment income through the receipt of interest (after rebates and fees).
Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at December 31, 2010 are shown in the Schedules of Investments and Statements of Assets and Liabilities.
Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.
Commission recapture: The sub-advisers of certain Portfolios, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Portfolios with broker/dealers with which other Funds or Portfolios advised by Transamerica Asset Management, Inc. (“TAM”) have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer from security transactions to a Portfolio. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other Funds or Portfolios advised by TAM or by any other party.
Commissions recaptured for the year ended December 31, 2010, are included in net realized gains/(losses) on the Statements of Operations and are summarized as follows:

Portfolio	Commissions
Large Growth	$134
Mid Value	251
Mid Growth	52
Small Value	48
Small Core	55
Small Growth	117
Portfolios not listed in the above table did not have any commissions recaptured during the year ended December 31, 2010.
Security transactions and investment income: Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on the specific identification basis. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 1. (continued)
TBAs, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.
Core Bond and Balanced had TBAs outstanding as of December 31, 2010, which are included in Investment securities sold and Investment securities purchased on the Statements of Assets and Liabilities.
Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.
All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Portfolio at the time of such determination.
Market and credit risk: On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced additional steps taken by it in connection with the conservatorship. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations associated with its mortgage-backed securities, including its guaranty obligations. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Foreign taxes: The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest.
NOTE 2. SECURITY VALUATIONS
All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 2. (continued)
Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Foreign securities, in which their primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts (“ADRs”), financial futures, Exchange Traded Funds (“ETFs”), and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.
Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.
Short term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.
Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.
U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.
Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.
The hierarchy classification of inputs used to value the Portfolios’ investments at December 31, 2010 as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of each Portfolio’s Schedule of Investments.
There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 3. RELATED PARTY TRANSACTIONS
TAM is the Portfolios’ investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

Investments
TFLIC Sub-accounts	in Portfolio
Money Market	4.82%
High Quality Bond	13.80
Inflation-Protected Securities	15.01
Core Bond	9.38
High Yield Bond	5.99
Balanced	51.47
Large Value	30.44
Large Core	49.58
Large Growth	28.72
Mid Value	4.64
Mid Growth	1.92
Small Value	2.76
Small Core	46.74
Small Growth	2.77
International Equity	18.67
Diversified Investment Advisors Collective Investment Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

Investments
CIT Sub-accounts	in Portfolio
Money Market	14.14%
High Quality Bond	39.85
Inflation-Protected Securities	15.58
Core Bond	30.16
High Yield Bond	27.34
Balanced	5.98
Large Value	21.92
Large Core	11.70
Large Growth	21.27
Mid Value	12.83
Mid Growth	36.79
Small Value	43.32
Small Core	11.96
Small Growth	41.71
International Equity	28.74
Transamerica Asset Management, Inc. Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

Investments
CTF Sub-accounts	in Portfolio
Money Market	0.25%
High Quality Bond	7.71
Inflation-Protected Securities	4.12
Core Bond	5.69
High Yield Bond	16.63
Balanced	—
Large Value	4.46
Large Core	3.36
Large Growth	2.30
Mid Value	24.37
Mid Growth	9.32
Small Value	4.79
Small Core	1.34
Small Growth	4.59
International Equity	4.77
Transamerica Fund Services, Inc. (“TFS”) is the Portfolios’ administrator. TAM and TFS are affiliates of AEGON NV.
Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers of TAM or its affiliates. None of the non-independent trustees receive compensation for services as trustees of the Series Portfolio or the entities that invest in the Series Portfolio.

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 3. (continued)
Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. For its services, TAM receives fees from each Portfolio, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Portfolios’ average daily net assets (“ANA”).
For each Portfolio, TAM has entered into Investment Sub-Advisory Agreements with the Portfolios’ sub-advisers. It is the responsibility of each sub-adviser to make the day-to-day investment decisions of the Portfolios and to place the purchase and sales orders for securities transactions of the Portfolios, subject in all cases to the general supervision of TAM.
Payment of fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of a Portfolio.

Advisory
Portfolio	Fee
Money Market	0.25%
High Quality Bond	0.35
Inflation-Protected Securities	0.35
Core Bond	0.35
High Yield Bond	0.55
Balanced	0.45
Large Value	0.45
Large Core	0.60
Large Growth	0.62
Mid Value	0.67
Mid Growth	0.72
Small Value	0.82
Small Core	0.80
Small Growth	0.87
International Equity	0.75
TAM has voluntarily elected to waive fees to the extent the total operating expenses of a Portfolio exceed the following expense caps (as a proportion of ANA):

Portfolio	Expense Cap
Money Market	0.30%
High Quality Bond	0.40
Inflation-Protected Securities	0.40
Core Bond	0.40
High Yield Bond	0.60
Balanced	0.50
Large Value	0.50
Large Core	0.65
Large Growth	0.65
Mid Value	0.70
Mid Growth	0.75
Small Value	0.85
Small Core	0.85
Small Growth	0.90
International Equity	0.90
Such fee waivers are not subject to recoupment by TAM in future years.
TAM also may waive additional fees from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.
Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of TAM or sub-advisers for the year ended December 31, 2010 were as follows:

Brokerage
Portfolio	Commissions
Balanced	$1

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2010 were as follows:

			Proceeds from maturities and sales of
	Purchases of securities:		securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Money Market	$—	$—	$—	$—
High Quality Bond	291,106	115,582	248,259	174,333
Inflation-Protected Securities	6,579	380,447	4,987	457,666
Core Bond	4,653,925	8,619,025	4,824,677	8,651,977
High Yield Bond	616,209	—	617,406	—
Balanced	167,115	92,825	189,374	95,518
Large Value	637,446	—	993,770	—
Large Core	138,739	—	187,295	—
Large Growth	1,360,053	—	1,686,216	—
Mid Value	602,390	—	653,837	—
Mid Growth	470,443	—	526,350	—
Small Value	155,155	—	194,076	—
Small Core	170,131	—	248,635	—
Small Growth	134,455	—	175,985	—
International Equity	248,334	—	503,289	—
NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS
Inflation-Protected Securities Portfolio:
The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of futures contracts, written options and swaption contracts and forward currency contracts held at year end is indicative of the volume held throughout the year. The volume of swap contracts increased steadily from January to October from six contracts to 27 contracts, then fell during the last two months, holding seven contracts at year end. The volume of purchased option and swaption contracts held throughout the year increased, beginning at one contract and ending at four contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange
Location	contracts	contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$751	$—	$751
Unrealized appreciation on forward foreign currency contracts	—	15	15
Unrealized appreciation on swap agreements	175	—	175
Unrealized appreciation on futures contracts	58	—	58 *
Liability derivatives
Unrealized depreciation on swap agreements	(164)	—	(164)
Premium received on swap agreements	(4)	—	(4)
Written options and Swaptions, at value	(1,900)	—	(1,900)
Unrealized depreciation on futures contracts	(89)	—	(89) *
Total	$(1,173)	$15	$(1,158)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange
Location	contracts	contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain on purchased option and swaption contracts	$235	$—	$235
Net realized (loss) on swap agreements	(969)	—	(969)
Net realized gain on futures contracts	2,710	—	2,710
Net realized gain on written option and swaption contracts	631	—	631
Net realized (loss) on forward foreign currency transactions	—	377	377
Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on purchased option and swaption contracts	(301)	—	(301)
Net increase (decrease) in unrealized appreciation (depreciation) on swap agreements	(862)	—	(862)
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	(149)	—	(149)
Net increase (decrease) in unrealized appreciation (depreciation) on written option and swaption contracts	(120)	—	(120)
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(135)	(135)
Total	$1,175	$242	$1,417

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 5. (continued)
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Core Bond Portfolio:
The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of futures contracts and forward currency contracts held at year end is indicative of the volume held throughout the year. The volume of purchased option and swaption contracts and written option and swaption contracts held throughout the year increased from 11 and 24 contracts respectively at the beginning of the year to 28 and 46 contracts respectively at the end of the year. In addition, the volume of swap contracts increased steadily from January to September from 29 contracts to 84 contracts, then fell during the last quarter, holding 24 contracts at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange
Location	contracts	contracts	Credit contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$27,977	$—	$—	$27,977
Unrealized appreciation on forward foreign currency contracts	—	76	—	76
Premium paid on swap agreements	752	—	30	782
Unrealized appreciation on swap agreements	3,813	—	—	3,813
Unrealized appreciation on futures contracts	1,946	—	—	1,946 *
Liability derivatives
Unrealized depreciation on swap agreements	(1,332)	—	(262)	(1,594)
Premium received on swap agreements	—	—	(549)	(549)
Written options and swaptions, at value	(38,046)	—		(38,046)
Unrealized depreciation on futures contracts	(3,554)	—	—	(3,554)*
Total	$(8,444)	$76	$(781)	$(9,149)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange	Credit
Location	contracts	contracts	contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized (loss) on purchased option and swaption contracts	$(6,351)	$—	$—	$(6,351)
Net realized gain (loss) on swap agreements	666	—	(5,946)	(5,280)
Net realized (loss) on futures contracts	(2,758)	—	—	(2,758)
Net realized gain on written option and swaption contracts	16,164	—	—	16,164
Net realized gain on forward foreign currency transactions	—	6,483	—	6,483
Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on purchased option and swaption contracts	626	—	—	626
Net increase (decrease) in unrealized appreciation (depreciation) on swap agreements	1,360	—	2,403	3,763
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	3,255	—	—	3,255
Net increase (decrease) in unrealized appreciation (depreciation) on written option and swaption contracts	(7,695)	—	—	(7,695)
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(1,318)	—	(1,318)
Total	$5,267	$5,165	$(3,543)	$6,889
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Balanced Portfolio:
The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume or purchased option and swaption contracts, futures contracts, written option and swaption contracts and forward currency contracts held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010
Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts	$13	$4	$17	*
Liability derivatives
Written options and swaptions, at value	(23)	—	(23)
Unrealized depreciation on futures contracts	(86)	—	(86	)*
Total	$(96)	$4	$(92)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 5. (continued)
Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010
Derivatives not accounted for as hedging instruments

	Interest rate	Foreign exchange
Location	contracts	contracts	Equity contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain on purchased option and swaption contracts	$(10)	$16	$—	$6
Net realized (loss) on swap agreements	(132)	—	—	(132)
Net realized gain on futures contracts	346	—	44	390
Net realized gain on written option and swaption contracts	16	—	—	16
Net realized gain on forward foreign currency transactions	—	28	—	28
Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on purchased option and swaption contracts	3	—	—	3
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	(44)	—	30	(14)
Net increase (decrease) in unrealized appreciation (depreciation) on written option and swaption contracts	(8)	—	—	(8)
Total	$171	$44	$74	$289
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
Small Core Portfolio:
The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of futures contracts held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010
Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Unrealized appreciation on futures contracts	$27	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010
Derivatives not accounted for as hedging instruments

Location	Equity contracts
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain on futures contracts	$138
Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts	(52)
Total	$86
International Equity Portfolio:
The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of forward currency contracts held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:
Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2010
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Liability derivatives
Unrealized depreciation on forward foreign currency contracts	$(2,466)
Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010
Derivatives not accounted for as hedging instruments

Foreign exchange
Location	contracts
Realized Gain/(Loss) on derivatives recognized in income
Net realized (loss) on forward foreign currency transactions	$(344)
Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net increase (decrease) in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,405)
Total	$(2,749)

Transamerica Partners Portfolios	Annual Report 2010

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2010
(all amounts in thousands)
NOTE 5. (continued)
For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.
NOTE 6. FEDERAL INCOME TAX MATTERS
The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognized the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the tax positions taken for all open tax years (2007 — 2010) and has concluded that no provision for income tax is required. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.
Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards and post-October loss deferrals.
NOTE 7. CONTRIBUTIONS IN-KIND
The Board of Trustees approved Agreements and Plans of Reorganizations made by and among Transamerica Partners Funds Group and Transamerica Partners Funds Group II as beneficial owners of the Series Portfolio by combining Funds with comparable investment objectives and strategies. The purpose of the transactions was to achieve a more cohesive, focused and streamlined fund complex. As a result of the fund reorganizations, the respective Portfolios, as noted below, received contributions in-kind.
On November 27, 2009, Core Bond received contributions in-kind of $224,753 and redeemed in-kind interests in Transamerica Partners Total Return Bond Portfolio (“Total Return Bond”) valued at $164,114. The investment portfolio of Total Return Bond was the principal asset received in the tax-free exchange by Core Bond. The contributions in-kind included the investment portfolio of Total Return Bond, with a fair value of $202,879, including $29,762 of unrealized depreciation. For financial reporting purposes, assets received by Core Bond were recorded at fair value; however, the cost basis of the investments received from Total Return Bond was carried forward to align ongoing reporting of Core Bond’s realized and unrealized gain and losses with amounts realizable for tax purposes. After the completion of the reorganization, Core Bond acquired the remaining net assets of Total Return Bond in a tax-free exchange, valued at $60,639.
On November 27, 2009, Large Value received contributions in-kind of $42,711 and redeemed in-kind interests in Transamerica Partners Value Portfolio (“Value”) valued at $41,832. The investment portfolio of Value was the principal asset received in the tax-free exchange by Large Value. The contributions in-kind included the investment portfolio of Value, with a fair value of $34,123, including $2,788 of unrealized appreciation. For financial reporting purposes, assets received by Large Value were recorded at fair value; however, the cost basis of the investments received from Value was carried forward to align ongoing reporting of Large Growth’s realized and unrealized gain and losses with amount realizable for tax purposes. After the completion of the reorganization, Large Value acquired the remaining net assets of Value in a tax-free exchange, valued at $879.
On November 20, 2009, Large Growth received contributions in-kind of $177,585 and redeemed in-kind interests in Transamerica Partners Growth Portfolio (“Growth”) valued at $83,167. The investment portfolio of Growth was the principal asset received in the tax-free exchange by Large Growth. The contributions in-kind included the investment portfolio of Growth, with a fair value of $183,557, including $10,363 of unrealized appreciation. For financial reporting purposes, assets received by Large Growth were recorded at fair value; however, the cost basis of the investments received from Growth was carried forward to align ongoing reporting of Large Growth’s realized and unrealized gain and losses with amount realizable for tax purposes. After the completion of the reorganization, Large Growth acquired the remaining net assets of Growth in a tax-free exchange, valued at $94,418.

Transamerica Partners Portfolios	Annual Report 2010

Change of Independent Registered Certified Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, upon recommendation by the Transamerica Partners Portfolios’ (“TPP”) Audit Committee, the TPP Board selected Ernst & Young LLP to replace PwC as the independent public accountant for the fiscal year ending December 31, 2010.
The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.
During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
TPP requested and PwC furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to Form N-SAR for the period.

Transamerica Partners Portfolios	Annual Report 2010

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2010, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2009 and the financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Transamerica Partners Portfolios at December 31, 2010, and the results of their operations and changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 24, 2011

Transamerica Partners Portfolios	Annual Report 2010

BOARD MEMBERS AND OFFICERS
(unaudited)
The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by Transamerica Asset Management, Inc. (“TAM”) (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 152 funds as of the date of this annual report.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);	152	N/A

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 —present);

Chairman and Board Member (2008 — present), President (2007 — 2010), Chief Executive Officer (2006 — 2010), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);

Transamerica Partners Portfolios	Annual Report 2010

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 — present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present);	152	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

			Board Member, TII (2003 — 2010); and

			Partner, KPMG (1975 — 1999).

Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);	152	N/A

			Board Member, TST (2001 — present);

			Board Member, Transamerica Funds and TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			President, L. J. Hill & Company (a holding company for privately-held assets) (1999 — present);

			Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);	152	N/A

			Board Member, TII (2009 — 2010);

			Principal, Maxam Capital Management, LLC (2006 — 2008); and

			Principal, Cobble Creek Management LP (2004 — 2006).

Transamerica Partners Portfolios	Annual Report 2010

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 — present);	152	N/A

			Board Member, TST (1986 — present);

			Board Member, Transamerica Funds, (1986 — 1990), (2002 — present);

			Board Member, TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

			Board Member, TII (2008 — 2010).

Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present);	152	N/A

			Self-employed consultant (2006 — present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			President, International Fund Services (alternative asset administration) (1993 — 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present);	152	Buena Vista University Board of Trustees (2004 — present)

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010); Director, Iowa Student Loan Service Corporation (2006 — present); Director, League for Innovation in the Community Colleges (1985 — 2005);

			Director, Iowa Health Systems (1994 — 2003);

			Director, U.S. Bank (1985 — 2006); and

			President, Kirkwood Community College (1985 — 2005).

Joyce G. Norden (1939)	Board Member	Since 2002	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present);	152	Board of Governors, Reconstruction -ist Rabbinical College (2007 — present)

			Board Member, TPP (2002 — present);

Transamerica Partners Portfolios	Annual Report 2010

				Number of
				Funds in
		Term of		Complex
		Office and		Overseen
	Position(s) Held	Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007);	152	Honorary Trustee, Bryant University (1996 — present)

			Board Member, Transamerica Funds,

			TST and TIS (2007 — present);

			Board Member, TII (2008 — 2010);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 — 1996), Bryant University;

			Vice President, American Express (1987 — 1989);

			Vice President, The Equitable (1986 — 1987); and

			Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).

John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander and Fischer, LLP (2008 — present); Retired (2004 — 2008); Board Member, TST and TIS (2004 — present);	152	Operation PAR, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

			Board Member, Transamerica Funds (2005 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — 2010);

			Employee, RBC Dain Rauscher (securities dealer) (2004);

			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

			Treasurer, The Hough Group of Funds (1993 — 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

Transamerica Partners Portfolios	Annual Report 2010

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
		and Length of	Principal Occupation(s) or Employment During
Name and Age	Position	Time Served*	Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President, General Counsel and Secretary, TII, (2006 — 2010);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 — present);

Assistant Vice President, TCI (2007 — present);

Director, Deutsche Asset Management (1998 — 2006); and

Corporate Associate, Ropes & Gray LLP (1995 — 1998).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009	Vice President, Treasurer and Principal Financial Officer, (2010 — present), Assistant Treasurer, (2009 — 2010), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, Treasurer and Principal Financial Officer, (2010), Assistant Treasurer, (2009 — 2010), TII;

Vice President (2010 — present), Assistant Vice President (2007 — 2010) and Manager, Fund Administration, (2002 — 2007), TFS; and

Vice President (2010 — present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Vice President and Chief Investment Officer (2007 — 2010); Vice President — Investment Administration (2005 — 2007), TII;

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Transamerica Partners Portfolios	Annual Report 2010

Term of Office
		and Length of	Principal Occupation(s) or Employment During
Name and Age	Position	Time Served*	Past 5 Years
Assistant Vice President, Raymond James & Associates (1999 — 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Vice President and Senior Counsel, TAM and TFS (2007 — present);

Senior Counsel, United States Securities and Exchange Commission (2004 — 2007); and

Associate, Dechert, LLP (1999 — 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2009	Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Anti-Money Laundering Officer, Transamerica Funds (2007 — present);

Senior Compliance Officer, TAM (2007 — present); and

Director, Institutional Services, Rydex Investments (2002 — 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund 2000-2007; and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management Inc. (1994-2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — 2010);

Counsel, TAM (2008 — present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Transamerica Partners Portfolios	Annual Report 2010

Term of Office
		and Length of	Principal Occupation(s) or Employment During
Name and Age	Position	Time Served*	Past 5 Years
Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Assistant Vice President, TCI (2009 — present);

Vice President and Senior Counsel, TAM and TFS (2006 — present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 — 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present);

Tax Officer, TII (2008 — 2010);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 — present);

Director, Fund Financial Services (2009 — present), TFS;

Director, Fund Administration, TIAA-CREF (2007 — 2009); and

Manager (2006 — 2007) and Senior (2003 — 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericapartners.com.

Transamerica Partners Portfolios	Annual Report 2010

Master Investment Portfolio —
S&P 500 Index Master Portfolio

II

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Master Portfolio Information as of December 31, 2010	Master Investment Portfolio

S&P 500 Stock Master Portfolio

Percent of
Sector Allocation	Long-Term Investments
Information Technology	19%
Financials	16
Energy	12
Consumer Discretionary	11
Industrials	11
Health Care	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

Percent of
Ten Largest Holdings	Long-Term Investments
Exxon Mobil Corp.	3%
Apple, Inc.	3
Microsoft Corp.	2
General Electric Co.	2
Chevron Corp.	2
International Business Machines Corp.	2
Procter & Gamble Co.	2
AT&T, Inc.	2
Johnson & Johnson	1
JPMorgan Chase & Co.	1

BLACKROCK FUNDS III	DECEMBER 31, 2010	1

Schedule of Investments December 31, 2010	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 11.5%
Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (a)	45,279	$536,556
Johnson Controls, Inc.	125,803	4,805,675

		5,342,231
Automobiles — 0.6%
Ford Motor Co. (a)	698,864	11,733,927
Harley-Davidson, Inc.	43,899	1,521,978

		13,255,905
Distributors — 0.1%
Genuine Parts Co. (b)	29,380	1,508,369
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	23,651	933,978
DeVry, Inc.	11,735	563,045
H&R Block, Inc. (b)	57,513	684,980

		2,182,003
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	80,328	3,703,924
Darden Restaurants, Inc. (b)	25,749	1,195,783
International Game Technology (b)	55,566	982,962
Marriott International, Inc., Class A (b)	53,690	2,230,283
McDonald’s Corp.	197,058	15,126,172
Starbucks Corp. (b)	138,282	4,443,001
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,615	2,164,680
Wyndham Worldwide Corp. (b)	32,635	977,745
Wynn Resorts, Ltd.	14,144	1,468,713
Yum! Brands, Inc.	87,415	4,287,706

		36,580,969
Household Durables — 0.4%
D.R. Horton, Inc.	52,212	622,889
Fortune Brands, Inc. (b)	28,401	1,711,160
Harman International Industries, Inc. (a)(b)	12,962	600,141
Leggett & Platt, Inc. (b)	27,505	626,014
Lennar Corp., Class A (b)	29,711	557,081
Newell Rubbermaid, Inc.	54,147	984,392
Pulte Homes, Inc. (a)	62,773	472,053
Stanley Black & Decker, Inc.	30,882	2,065,079
Whirlpool Corp.	14,167	1,258,455

		8,897,264
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)(b)	66,141	11,905,380
Expedia, Inc. (b)	37,725	946,520
NetFlix, Inc. (a)	8,095	1,422,292
priceline.com, Inc. (a)	9,160	3,659,878

		17,934,070
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	25,403	1,198,513
Mattel, Inc. (b)	66,958	1,702,742

		2,901,255
Media — 3.1%
CBS Corp., Class B	126,897	2,417,388
Cablevision Systems Corp. (b)	44,794	1,515,829
Comcast Corp., Class A (b)	520,407	11,433,342
DIRECTV, Class A (a)	155,505	6,209,315
Discovery Communications, Inc. (a)(b)	53,058	2,212,519
Gannett Co., Inc.	44,468	671,022
Interpublic Group of Cos., Inc. (a)	91,117	967,662
The McGraw-Hill Cos., Inc.	57,302	2,086,366
Meredith Corp.	6,819	236,278
News Corp., Class A (b)	425,998	6,202,531
Omnicom Group, Inc. (b)	56,203	2,574,097
Scripps Networks Interactive, Inc., Class A (b)	16,739	866,243
Time Warner Cable, Inc. (b)	66,389	4,383,666
Time Warner, Inc. (b)	206,905	6,656,134
Viacom, Inc., Class B	112,758	4,466,344
The Walt Disney Co.	353,188	13,248,082
The Washington Post Co., Class B (b)	1,025	450,487

		66,597,305
Multiline Retail — 1.8%
Big Lots, Inc. (a)	14,060	428,268
Family Dollar Stores, Inc. (b)	23,481	1,167,241
J.C. Penney Co., Inc. (b)	44,074	1,424,031
Kohl’s Corp. (a)(b)	57,414	3,119,877
Macy’s, Inc.	79,187	2,003,431
Nordstrom, Inc.	31,459	1,333,232
Sears Holdings Corp. (a)(b)	8,255	608,806
Target Corp. (b)	132,071	7,941,429
Wal-Mart Stores, Inc.	365,407	19,706,399

		37,732,714
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	16,455	948,302
AutoNation, Inc. (a)	11,735	330,927
AutoZone, Inc. (a)(b)	5,078	1,384,212
Bed Bath & Beyond, Inc. (a)	48,330	2,375,419
Best Buy Co., Inc.	61,590	2,111,921
CarMax, Inc. (a)	41,992	1,338,705
GameStop Corp., Class A (a)(b)	28,009	640,846
The Gap, Inc. (b)	82,010	1,815,701
The Home Depot, Inc.	305,670	10,716,790
Limited Brands, Inc.	49,365	1,516,986
Lowe’s Cos., Inc. (b)	257,396	6,455,492
O’Reilly Automotive, Inc. (a)	26,057	1,574,364
RadioShack Corp.	21,232	392,580
Ross Stores, Inc. (b)	22,480	1,421,860
The Sherwin-Williams Co. (b)	16,746	1,402,478
Staples, Inc. (b)	134,890	3,071,445
The TJX Cos., Inc. (b)	73,825	3,277,092
Tiffany & Co.	23,537	1,465,649
Urban Outfitters, Inc. (a)(b)	24,117	863,630

		43,104,399
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	55,232	3,054,882
NIKE, Inc., Class B (b)	71,306	6,090,959
Polo Ralph Lauren Corp.	12,057	1,337,362
VF Corp. (b)	16,193	1,395,513

		11,878,716

Total Consumer Discretionary		247,915,200
Consumer Staples — 9.6%
Beverages — 2.5%
Brown-Forman Corp., Class B (b)	19,347	1,346,938
The Coca-Cola Co. (b)	433,113	28,485,842
Coca-Cola Enterprises, Inc. (b)	63,220	1,582,397
Constellation Brands, Inc. (a)(b)	33,487	741,737
Dr Pepper Snapple Group, Inc. (b)	42,357	1,489,272

See Notes to Financial Statements.

2	BLACKROCK FUNDS III	DECEMBER 31, 2010

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Staples (concluded)
Beverages (concluded)
Molson Coors Brewing Co., Class B	29,460	$1,478,597
PepsiCo, Inc.	295,602	19,311,679

		54,436,462
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	253,491	8,813,882
Costco Wholesale Corp. (b)	80,639	5,822,943
The Kroger Co. (b)	118,950	2,659,722
SUPERVALU, Inc. (b)	39,541	380,780
Safeway, Inc.	69,535	1,563,842
Sysco Corp. (b)	109,130	3,208,422
Walgreen Co. (b)	172,672	6,727,301
Whole Foods Market, Inc. (a)(b)	27,441	1,388,240

		30,565,132
Food Products — 1.6%
Archer Daniels Midland Co.	119,182	3,584,995
Campbell Soup Co. (b)	35,722	1,241,339
ConAgra Foods, Inc.	81,962	1,850,702
Dean Foods Co. (a)(b)	34,245	302,726
General Mills, Inc.	119,428	4,250,443
H.J. Heinz Co. (b)	59,840	2,959,686
The Hershey Co.	28,791	1,357,496
Hormel Foods Corp. (b)	12,909	661,715
The J.M. Smucker Co.	22,277	1,462,485
Kellogg Co. (b)	47,389	2,420,630
Kraft Foods, Inc., Class A	325,829	10,266,872
McCormick & Co., Inc. (b)	24,837	1,155,666
Sara Lee Corp. (b)	119,236	2,087,822
Tyson Foods, Inc., Class A	55,915	962,856

		34,565,433
Household Products — 2.2%
Colgate-Palmolive Co.	90,030	7,235,711
The Clorox Co. (b)	26,061	1,649,140
Kimberly-Clark Corp. (b)	76,061	4,794,886
The Procter & Gamble Co.	522,100	33,586,693

		47,266,430
Personal Products — 0.3%
Avon Products, Inc.	79,962	2,323,695
The Estee Lauder Cos., Inc., Class A (b)	21,154	1,707,128
Mead Johnson Nutrition Co. (b)	38,131	2,373,655

		6,404,478
Tobacco — 1.6%
Altria Group, Inc.	389,448	9,588,210
Lorillard, Inc.	27,906	2,289,966
Philip Morris International, Inc.	338,418	19,807,605
Reynolds American, Inc. (b)	63,040	2,056,365

		33,742,146

Total Consumer Staples		206,980,081
Energy — 11.8%
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	80,544	4,604,701
Cameron International Corp. (a)(b)	45,354	2,300,808
Diamond Offshore Drilling, Inc.	12,958	866,501
FMC Technologies, Inc. (a)(b)	22,337	1,985,983
Halliburton Co.	169,546	6,922,563
Helmerich & Payne, Inc. (b)	19,724	956,220
Nabors Industries Ltd. (a)	53,175	1,247,486
National Oilwell Varco, Inc. (b)	78,284	5,264,599
Rowan Cos., Inc. (a)(b)	23,565	822,654
Schlumberger Ltd.	254,482	21,249,247

		46,220,762
Oil, Gas & Consumable Fuels — 9.7%
Anadarko Petroleum Corp.	92,448	7,040,840
Apache Corp.	71,288	8,499,668
Cabot Oil & Gas Corp. (b)	19,410	734,668
Chesapeake Energy Corp. (b)	121,976	3,160,398
Chevron Corp. (b)	375,363	34,251,874
ConocoPhillips	274,037	18,661,920
CONSOL Energy, Inc. (b)	42,090	2,051,467
Denbury Resources, Inc. (a)(b)	74,427	1,420,811
Devon Energy Corp. (b)	80,558	6,324,609
EOG Resources, Inc. (b)	47,387	4,331,646
El Paso Corp. (b)	131,233	1,805,766
Exxon Mobil Corp.	940,528	68,771,407
Hess Corp.	55,970	4,283,944
Marathon Oil Corp. (b)	132,293	4,898,810
Massey Energy Co. (b)	18,964	1,017,419
Murphy Oil Corp.	35,897	2,676,121
Newfield Exploration Co. (a)(b)	24,981	1,801,380
Noble Energy, Inc. (b)	32,707	2,815,418
Occidental Petroleum Corp.	151,570	14,869,017
Peabody Energy Corp. (b)	50,343	3,220,945
Pioneer Natural Resources Co. (b)	21,623	1,877,309
QEP Resources, Inc.	32,647	1,185,413
Range Resources Corp. (b)	29,831	1,341,798
Southwestern Energy Co. (a)(b)	64,800	2,425,464
Spectra Energy Corp. (b)	120,799	3,018,767
Sunoco, Inc. (b)	22,475	905,967
Tesoro Corp. (a)	26,597	493,108
Valero Energy Corp.	105,557	2,440,478
The Williams Cos., Inc.	108,989	2,694,208

		209,020,640

Total Energy		255,241,402
Financials — 15.8%
Capital Markets — 2.5%
Ameriprise Financial, Inc.	46,250	2,661,687
The Bank of New York Mellon Corp.	231,393	6,988,069
The Charles Schwab Corp.	185,314	3,170,723
E*Trade Financial Corp. (a)	37,027	592,432
Federated Investors, Inc., Class B (b)	17,095	447,376
Franklin Resources, Inc.	27,157	3,020,130
The Goldman Sachs Group, Inc. (b)	95,357	16,035,233
Invesco Ltd.	86,183	2,073,563
Janus Capital Group, Inc.	34,576	448,451
Legg Mason, Inc.	28,513	1,034,166
Morgan Stanley	282,212	7,678,988
Northern Trust Corp.	45,129	2,500,598
State Street Corp.	93,555	4,335,339
T Rowe Price Group, Inc.	47,788	3,084,238

		54,070,993
Commercial Banks — 3.0%
BB&T Corp.	129,560	3,406,132
Comerica, Inc.	32,867	1,388,302

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2010	3

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Financials (continued)
Commercial Banks (concluded)
Fifth Third Bancorp (b)	148,442	$2,179,129
First Horizon National Corp. (a)	43,862	516,700
Huntington Bancshares, Inc.	160,958	1,105,781
KeyCorp	164,091	1,452,205
M&T Bank Corp.	22,311	1,942,173
Marshall & Ilsley Corp.	98,346	680,554
PNC Financial Services Group, Inc. (b)(c)	98,114	5,957,482
Regions Financial Corp.	234,119	1,638,833
SunTrust Banks, Inc.	93,194	2,750,155
U.S. Bancorp (b)	357,828	9,650,621
Wells Fargo & Co.	979,013	30,339,613
Zions BanCorp.	33,227	805,090

		63,812,770
Consumer Finance — 0.7%
American Express Co.	195,359	8,384,808
Capital One Financial Corp.	85,149	3,623,942
Discover Financial Services (b)	101,414	1,879,202
SLM Corp. (a)	90,538	1,139,873

		15,027,825
Diversified Financial Services — 4.2%
Bank of America Corp.	1,881,122	25,094,167
CME Group, Inc. (b)	12,499	4,021,553
Citigroup, Inc. (a)	5,418,541	25,629,699
IntercontinentalExchange, Inc. (a)(b)	13,645	1,625,802
JPMorgan Chase & Co.	729,133	30,929,822
Leucadia National Corp. (b)	36,737	1,071,986
Moody’s Corp.	37,997	1,008,440
The NASDAQ OMX Group, Inc. (a)	26,201	621,226
NYSE Euronext	48,574	1,456,248

		91,458,943
Insurance — 3.8%
ACE Ltd.	63,337	3,942,728
Aon Corp.	61,552	2,832,008
Aflac, Inc.	87,950	4,963,018
The Allstate Corp. (b)	100,304	3,197,691
American International Group, Inc. (a)(b)	26,132	1,505,726
Assurant, Inc.	19,875	765,585
Berkshire Hathaway, Inc., Class B (a)	322,764	25,856,624
Chubb Corp. (b)	56,876	3,392,085
Cincinnati Financial Corp. (b)	30,323	960,936
Genworth Financial, Inc., Class A (a)	91,215	1,198,565
Hartford Financial Services Group, Inc.	82,827	2,194,087
Lincoln National Corp.	59,043	1,641,986
Loews Corp.	58,996	2,295,534
Marsh & McLennan Cos., Inc. (b)	101,496	2,774,901
MetLife, Inc. (b)	169,022	7,511,338
Principal Financial Group, Inc. (b)	59,709	1,944,125
The Progressive Corp.	123,756	2,459,032
Prudential Financial, Inc. (b)	90,540	5,315,603
Torchmark Corp.	14,889	889,469
The Travelers Cos., Inc. (b)	85,621	4,769,946
Unum Group	59,154	1,432,710
XL Group Plc	60,288	1,315,484

		83,159,181
Real Estate Investment Trusts (REITs) — 1.4%
Apartment Investment & Management Co.	21,815	563,700
AvalonBay Communities, Inc.	15,876	1,786,844
Boston Properties, Inc.	26,142	2,250,826
Equity Residential	53,070	2,756,986
HCP, Inc.	67,939	2,499,476
Health Care REIT, Inc.	27,087	1,290,425
Host Hotels & Resorts, Inc. (b)	124,254	2,220,419
Kimco Realty Corp.	75,650	1,364,726
Plum Creek Timber Co., Inc. (b)	30,152	1,129,192
ProLogis	106,190	1,533,384
Public Storage	26,105	2,647,569
Simon Property Group, Inc.	54,692	5,441,307
Ventas, Inc. (b)	29,282	1,536,719
Vornado Realty Trust	30,369	2,530,649

		29,552,222
Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc., Class A (a)	54,477	1,115,689
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	98,164	1,250,609
People’s United Financial, Inc. (b)	68,692	962,375

		2,212,984

Total Financials		340,410,607
Health Care — 10.7%
Biotechnology — 1.3%
Amgen, Inc. (a)	176,226	9,674,807
Biogen Idec, Inc. (a)	44,448	2,980,238
Celgene Corp. (a)(b)	87,796	5,192,256
Cephalon, Inc. (a)(b)	14,017	865,129
Genzyme Corp. (a)	48,318	3,440,242
Gilead Sciences, Inc. (a)(b)	151,429	5,487,787

		27,640,459
Health Care Equipment & Supplies — 1.6%
Baxter International, Inc.	108,690	5,501,888
Becton Dickinson & Co. (b)	42,892	3,625,232
Boston Scientific Corp. (a)	284,198	2,151,379
C.R. Bard, Inc. (b)	17,384	1,595,330
CareFusion Corp. (a)	41,433	1,064,828
DENTSPLY International, Inc. (b)	26,461	904,172
Hospira, Inc. (a)	31,189	1,736,916
Intuitive Surgical, Inc. (a)	7,336	1,890,854
Medtronic, Inc. (b)	201,311	7,466,625
St. Jude Medical, Inc. (a)(b)	63,963	2,734,418
Stryker Corp.	63,636	3,417,253
Varian Medical Systems, Inc. (a)(b)	22,194	1,537,600
Zimmer Holdings, Inc. (a)(b)	36,827	1,976,873

		35,603,368
Health Care Providers & Services — 1.9%
Aetna, Inc.	74,627	2,276,870
AmerisourceBergen Corp.	51,545	1,758,715
CIGNA Corp.	50,552	1,853,236
Cardinal Health, Inc. (b)	65,088	2,493,521
Coventry Health Care, Inc. (a)(b)	27,659	730,198
DaVita, Inc. (a)	18,130	1,259,854
Express Scripts, Inc. (a)	98,305	5,313,385
Humana, Inc. (a)	31,363	1,716,811
Laboratory Corp. of America Holdings (a)(b)	18,969	1,667,754
McKesson Corp. (b)	47,201	3,322,006
Medco Health Solutions, Inc. (a)	79,159	4,850,072

See Notes to Financial Statements.

4	BLACKROCK FUNDS III	DECEMBER 31, 2010

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care (concluded)
Health Care Providers & Services (concluded)
Patterson Cos., Inc. (b)	18,026	$552,136
Quest Diagnostics, Inc. (b)	26,381	1,423,783
Tenet Healthcare Corp. (a)	90,436	605,017
UnitedHealth Group, Inc.	205,159	7,408,292
WellPoint, Inc. (a)	73,416	4,174,434

		41,406,084
Health Care Technology — 0.1%
Cerner Corp. (a)(b)	13,332	1,263,074
Life Sciences Tools & Services — 0.4%
Life Technologies Corp. (a)	34,842	1,933,731
PerkinElmer, Inc. (b)	21,978	567,472
Thermo Fisher Scientific, Inc. (a)	74,137	4,104,224
Waters Corp. (a)(b)	17,035	1,323,790

		7,929,217
Pharmaceuticals — 5.4%
Abbott Laboratories (b)	288,338	13,814,274
Allergan, Inc.	57,325	3,936,508
Bristol-Myers Squibb Co.	319,261	8,454,031
Eli Lilly & Co. (b)	189,169	6,628,482
Forest Laboratories, Inc. (a)	53,228	1,702,231
Johnson & Johnson	512,226	31,681,178
King Pharmaceuticals, Inc. (a)	46,533	653,789
Merck & Co., Inc. (b)	574,660	20,710,746
Mylan, Inc. (a)(b)	81,063	1,712,861
Pfizer, Inc.	1,494,000	26,159,940
Watson Pharmaceuticals, Inc. (a)(b)	23,472	1,212,329

		116,666,369

Total Health Care		230,508,571
Industrials — 10.9%
Aerospace & Defense — 2.6%
The Boeing Co.	136,838	8,930,048
General Dynamics Corp. (b)	70,457	4,999,629
Goodrich Corp.	23,354	2,056,787
Honeywell International, Inc. (b)	145,531	7,736,428
ITT Corp. (b)	34,188	1,781,536
L-3 Communications Holdings, Inc.	21,112	1,488,185
Lockheed Martin Corp.	55,080	3,850,643
Northrop Grumman Corp. (b)	54,462	3,528,048
Precision Castparts Corp. (b)	26,607	3,703,960
Raytheon Co. (b)	67,994	3,150,842
Rockwell Collins, Inc.	29,304	1,707,251
United Technologies Corp. (b)	172,233	13,558,182

		56,491,539
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc. (b)	30,919	2,479,395
Expeditors International of Washington, Inc.	39,552	2,159,539
FedEx Corp. (b)	58,745	5,463,872
United Parcel Service, Inc., Class B	184,455	13,387,744

		23,490,550
Airlines — 0.1%
Southwest Airlines Co. (b)	139,051	1,804,882
Building Products — 0.0%
Masco Corp. (b)	66,824	845,992
Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	20,138	852,643
Cintas Corp.	23,578	659,241
Iron Mountain, Inc.	37,155	929,246
Pitney Bowes, Inc. (b)	37,930	917,147
R.R. Donnelley & Sons Co. (b)	38,453	671,774
Republic Services, Inc.	57,453	1,715,547
Stericycle, Inc. (a)(b)	15,901	1,286,709
Waste Management, Inc.	88,726	3,271,328

		10,303,635
Construction & Engineering — 0.2%
Fluor Corp. (b)	33,323	2,207,982
Jacobs Engineering Group, Inc. (a)(b)	23,437	1,074,587
Quanta Services, Inc. (a)	40,235	801,481

		4,084,050
Electrical Equipment — 0.6%
Emerson Electric Co.	140,435	8,028,669
First Solar, Inc. (a)(b)	10,048	1,307,647
Rockwell Automation, Inc. (b)	26,444	1,896,299
Roper Industries, Inc. (b)	17,686	1,351,741

		12,584,356
Industrial Conglomerates — 2.5%
3M Co. (b)	133,343	11,507,501
General Electric Co.	1,987,297	36,347,662
Textron, Inc. (b)	51,114	1,208,335
Tyco International Ltd.	91,291	3,783,099

		52,846,597
Machinery — 2.3%
Caterpillar, Inc.	118,392	11,088,595
Cummins, Inc.	36,896	4,058,929
Danaher Corp. (b)	100,036	4,718,698
Deere & Co.	79,015	6,562,196
Dover Corp.	34,796	2,033,826
Eaton Corp.	31,399	3,187,312
Flowserve Corp. (b)	10,428	1,243,226
Illinois Tool Works, Inc. (b)	92,501	4,939,553
Ingersoll-Rand Plc	60,451	2,846,638
PACCAR, Inc. (b)	67,954	3,901,919
Pall Corp. (b)	21,484	1,065,177
Parker Hannifin Corp.	30,045	2,592,883
Snap-on, Inc.	10,829	612,705

		48,851,657
Professional Services — 0.1%
Dun & Bradstreet Corp. (b)	9,335	766,310
Equifax, Inc. (b)	23,017	819,405
Monster Worldwide, Inc. (a)	24,194	571,704
Robert Half International, Inc. (b)	27,506	841,684

		2,999,103
Road & Rail — 0.8%
CSX Corp. (b)	69,793	4,509,326
Norfolk Southern Corp. (b)	67,776	4,257,688
Ryder System, Inc.	9,748	513,135
Union Pacific Corp.	91,982	8,523,052

		17,803,201

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2010	5

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials (concluded)
Trading Companies & Distributors — 0.1%
Fastenal Co. (b)	27,483	$1,646,507
W.W. Grainger, Inc. (b)	10,821	1,494,488

		3,140,995

Total Industrials		235,246,557
Information Technology — 18.4%
Communications Equipment — 2.2%
Cisco Systems, Inc. (a)	1,033,825	20,914,280
F5 Networks, Inc. (a)	15,086	1,963,594
Harris Corp. (b)	23,836	1,079,771
JDS Uniphase Corp. (a)(b)	41,379	599,168
Juniper Networks, Inc. (a)(b)	97,608	3,603,687
Motorola, Inc. (a)(b)	438,290	3,975,290
QUALCOMM, Inc.	301,748	14,933,508
Tellabs, Inc. (b)	68,814	466,559

		47,535,857
Computers & Peripherals — 6.0%
Apple, Inc. (a)	171,097	55,189,048
Dell, Inc. (a)	313,231	4,244,280
EMC Corp. (a)(b)	384,334	8,801,249
Hewlett-Packard Co.	422,895	17,803,880
International Business Machines Corp.	231,723	34,007,668
Lexmark International, Inc., Class A (a)	14,637	509,660
NetApp, Inc. (a)	67,427	3,705,788
QLogic Corp. (a)(b)	19,702	335,328
SanDisk Corp. (a)	43,755	2,181,624
Teradata Corp. (a)(b)	31,186	1,283,616
Western Digital Corp. (a)(b)	42,747	1,449,123

		129,511,264
Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies, Inc. (a)(b)	64,567	2,675,011
Amphenol Corp., Class A (b)	32,583	1,719,731
Corning, Inc. (b)	291,649	5,634,659
FLIR Systems, Inc. (a)	29,473	876,822
Jabil Circuit, Inc. (b)	36,479	732,863
Molex, Inc. (b)	25,659	582,972

		12,222,058
Internet Software & Services — 1.9%
Akamai Technologies, Inc. (a)(b)	34,057	1,602,382
eBay, Inc. (a)(b)	213,991	5,955,369
Google, Inc., Class A (a)	46,524	27,633,860
VeriSign, Inc.	32,080	1,048,054
Yahoo!, Inc. (a)	243,127	4,043,202

		40,282,867
IT Services — 1.3%
Automatic Data Processing, Inc.	92,009	4,258,176
Cognizant Technology Solutions Corp., Class A (a)	56,616	4,149,387
Computer Sciences Corp.	28,779	1,427,438
Fidelity National Information Services, Inc.	49,513	1,356,161
Fiserv, Inc. (a)(b)	27,722	1,623,400
MasterCard, Inc., Class A (b)	18,052	4,045,634
Paychex, Inc. (b)	59,968	1,853,611
SAIC, Inc. (a)(b)	54,733	868,065
Total System Services, Inc. (b)	30,257	465,353
Visa, Inc., Class A (b)	90,891	6,396,909
The Western Union Co.	122,609	2,276,849

		28,720,983
Office Electronics — 0.1%
Xerox Corp.	258,802	2,981,399
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc. (a)	106,909	874,516
Altera Corp.	58,320	2,075,025
Analog Devices, Inc. (b)	55,837	2,103,380
Applied Materials, Inc. (b)	249,061	3,499,307
Broadcom Corp., Class A	84,960	3,700,008
Intel Corp.	1,040,433	21,880,306
KLA-Tencor Corp. (b)	31,161	1,204,061
LSI Corp. (a)	114,998	688,838
Linear Technology Corp. (b)	42,130	1,457,277
MEMC Electronic Materials, Inc. (a)	42,387	477,278
Microchip Technology, Inc. (b)	34,950	1,195,639
Micron Technology, Inc. (a)	159,373	1,278,171
NVIDIA Corp. (a)(b)	108,420	1,669,668
National Semiconductor Corp. (b)	44,650	614,384
Novellus Systems, Inc. (a)	16,794	542,782
Teradyne, Inc. (a)(b)	33,890	475,816
Texas Instruments, Inc.	219,002	7,117,565
Xilinx, Inc. (b)	48,248	1,398,227

		52,252,248
Software — 3.9%
Adobe Systems, Inc. (a)(b)	94,886	2,920,591
Autodesk, Inc. (a)	42,368	1,618,458
BMC Software, Inc. (a)	33,186	1,564,388
CA, Inc.	71,571	1,749,195
Citrix Systems, Inc. (a)	35,035	2,396,744
Compuware Corp. (a)(b)	41,170	480,454
Electronic Arts, Inc. (a)(b)	62,206	1,018,934
Intuit, Inc. (a)(b)	52,142	2,570,601
McAfee, Inc. (a)(b)	28,767	1,332,200
Microsoft Corp.	1,404,268	39,207,162
Novell, Inc. (a)	65,475	387,612
Oracle Corp.	722,013	22,599,007
Red Hat, Inc. (a)	35,563	1,623,451
Salesforce.com, Inc. (a)	22,064	2,912,448
Symantec Corp. (a)	144,786	2,423,718

		84,804,963

Total Information Technology		398,311,639
Materials — 3.7%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	39,975	3,635,726
Airgas, Inc.	14,039	876,876
CF Industries Holdings, Inc.	13,250	1,790,738
The Dow Chemical Co. (b)	216,517	7,391,890
E.I. du Pont de Nemours & Co. (b)	170,287	8,493,916
Eastman Chemical Co.	13,466	1,132,221
Ecolab, Inc. (b)	43,287	2,182,531
FMC Corp. (b)	13,511	1,079,394
International Flavors & Fragrances, Inc.	14,886	827,513
Monsanto Co.	100,047	6,967,273
PPG Industries, Inc.	30,407	2,556,316

See Notes to Financial Statements.

6	BLACKROCK FUNDS III	DECEMBER 31, 2010

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Materials (concluded)
Chemicals (concluded)
Praxair, Inc. (b)	57,164	$5,457,447
Sigma-Aldrich Corp. (b)	22,616	1,505,321

		43,897,162
Construction Materials — 0.1%
Vulcan Materials Co. (b)	23,910	1,060,648
Containers & Packaging — 0.2%
Ball Corp. (b)	16,474	1,121,056
Bemis Co., Inc. (b)	20,033	654,278
Owens-Illinois, Inc. (a)	30,488	935,981
Sealed Air Corp. (b)	29,750	757,137

		3,468,452
Metals & Mining — 1.2%
AK Steel Holding Corp. (b)	20,224	331,067
Alcoa, Inc. (b)	190,366	2,929,733
Allegheny Technologies, Inc. (b)	18,375	1,013,933
Cliffs Natural Resources, Inc. (b)	25,248	1,969,596
Freeport-McMoRan Copper & Gold, Inc. (b)	87,835	10,548,105
Newmont Mining Corp.	91,978	5,650,209
Nucor Corp. (b)	58,825	2,577,711
Titanium Metals Corp. (a)	16,790	288,452
United States Steel Corp. (b)	26,762	1,563,436

		26,872,242
Paper & Forest Products — 0.2%
International Paper Co. (b)	81,466	2,219,134
MeadWestvaco Corp.	31,383	820,979
Weyerhaeuser Co.	99,843	1,890,028

		4,930,141

Total Materials		80,228,645
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	1,102,347	32,386,955
CenturyLink, Inc. (b)	56,578	2,612,206
Frontier Communications Corp.	185,992	1,809,702
Qwest Communications International, Inc.	325,552	2,477,451
Verizon Communications, Inc.	527,268	18,865,649
Windstream Corp. (b)	90,065	1,255,506

		59,407,469
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A (a)	74,436	3,843,875
MetroPCS Communications, Inc. (a)(b)	48,811	616,483
Sprint Nextel Corp. (a)	556,352	2,353,369

		6,813,727

Total Telecommunication Services		66,221,196
Utilities — 3.3%
Electric Utilities — 1.7%
Allegheny Energy, Inc.	31,616	766,372
American Electric Power Co., Inc.	89,654	3,225,751
Duke Energy Corp. (b)	247,095	4,400,762
Edison International (b)	60,735	2,344,371
Entergy Corp.	33,745	2,390,158
Exelon Corp. (b)	123,465	5,141,083
FirstEnergy Corp. (b)	56,825	2,103,661
NextEra Energy, Inc. (b)	77,520	4,030,265
Northeast Utilities (b)	32,835	1,046,780
PPL Corp. (b)	89,986	2,368,432
Pepco Holdings, Inc. (b)	41,733	761,627
Pinnacle West Capital Corp.	20,251	839,404
Progress Energy, Inc. (b)	54,771	2,381,443
Southern Co. (b)	156,448	5,981,007

		37,781,116
Gas Utilities — 0.1%
EQT Corp. (b)	27,798	1,246,462
Nicor, Inc. (b)	8,508	424,719
Oneok, Inc. (b)	19,837	1,100,359

		2,771,540
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	123,435	1,503,438
Constellation Energy Group, Inc. (b)	37,268	1,141,519
NRG Energy, Inc. (a)	46,108	900,950

		3,545,907
Multi-Utilities — 1.3%
Ameren Corp. (b)	44,593	1,257,077
CMS Energy Corp. (b)	45,658	849,239
Centerpoint Energy, Inc.	79,242	1,245,684
Consolidated Edison, Inc. (b)	54,206	2,686,992
DTE Energy Co.	31,465	1,425,994
Dominion Resources, Inc. (b)	108,276	4,625,551
Integrys Energy Group, Inc. (b)	14,396	698,350
NiSource, Inc. (b)	51,815	912,980
PG&E Corp. (b)	73,144	3,499,209
Public Service Enterprise Group, Inc.	94,319	3,000,287
SCANA Corp. (b)	21,254	862,912
Sempra Energy (b)	44,775	2,349,792
TECO Energy, Inc. (b)	39,999	711,982
Wisconsin Energy Corp. (b)	21,791	1,282,618
Xcel Energy, Inc. (b)	85,682	2,017,811

		27,426,478

Total Utilities		71,525,041

Total Long-Term Investments (Cost — $1,809,138,235) — 98.8%		2,132,588,939

Short-Term Securities
Money Market Funds — 18.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	350,818,795	350,818,795
BlackRock Cash Funds: Prime, SL Agency Shares, 0.24% (c)(d)(e)	53,051,433	53,051,433

		403,870,228

	Par
	(000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.14%, 3/24/11 (f)(g)	2,750	2,749,296

Total Short-Term Securities (Cost — $406,619,382) — 18.8%		406,619,524

Total Investments (Cost — $2,215,757,617*) — 117.6%		2,539,208,463
Liabilities in Excess of Other Assets — (17.6)%		(380,491,682)

Net Assets — 100.0%		$2,158,716,781

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2010	7

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,296,585,494

Gross unrealized appreciation	$599,759,310
Gross unrealized depreciation	(357,136,341)

Net unrealized appreciation	$242,622,969

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at	Shares		Shares	Shares Held at	Value at	Realized
Affiliate	December 31, 2009	Purchased		Sold	December 31, 2010	December 31, 2010	Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	195,914,609	154,904,186	[1]	—	350,818,795	$350,818,795	—	$742,999
BlackRock Cash Funds: Prime, SL Agency Shares	26,419,811	26,631,622	[1]	—	53,051,433	$53,051,433	—	$119,499
PNC Financial Services Group, Inc.	93,431	17,521		(12,838)	98,114	$5,957,482	$(2,003,957)	$39,131

1 Represents net activity

(d)	Represents the current yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.

 • In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

 • For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

 • Financial futures contracts purchased as of December 31, 2010 were as follows:

			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation
424	S&P 500 INDEX	Chicago	March 2011	$26,563,600	$674,494

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities.

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	DECEMBER 31, 2010

Schedule of Investments (concluded)	S&P Stock Master Portfolio

The following tables summarize the inputs used as of December 31, 2010 in determining the fair value of the Master Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]:
Common Stocks	$2,132,588,939	—	—	$2,132,588,939
Short-Term Securities:
Money Market Funds	403,870,228	—	—	403,870,228
U.S. Government Obligations	—	$2,749,296	—	2,749,296

Total	$2,536,459,167	$2,749,296	—	$2,539,208,463

[1] See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Equity Contracts	$674,494	—	—	$674,494

Total	$674,494	—	—	$674,494

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2010	9

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2010

Assets
Investments at value — unaffiliated[1,2]	$2,129,380,753
Investments at value — affiliated[3]	409,827,710
Dividends receivable	2,500,736
Securities lending income receivable — affiliated	49,032
Interest receivable	169

Total assets	2,541,758,400

Liabilities
Collateral on securities loaned at value	382,904,489
Margin variation payable	33,234
Investment advisory fees payable	82,903
Professional fees payable	20,640
Trustees’ fees payable	353

Total liabilities	383,041,619

Net assets	$2,158,716,781

Net Assets Consist of
Investors’ capital	$1,834,591,441
Net unrealized appreciation/depreciation	324,125,340

Net assets	$2,158,716,781

[1] Investments at cost — unaffiliated	$1,806,384,731

[2] Securities loaned at value	$373,323,159

[3] Investments at cost — affiliated	$409,372,886

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	DECEMBER 31, 2010

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2010

Investment Income
Dividends — unaffiliated	$40,599,881
Securities lending — affiliated	739,091
Income — affiliated	162,538
Interest	7,742

Total income	41,509,252

Expenses
Investment advisory	1,009,304
Professional	27,087
Independent Trustees	56,517

Total expenses	1,092,908
Less fees waived by advisor	(83,604)

Total expenses after fees waived	1,009,304

Net investment income	40,499,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(97,436,485)
Investments — affiliated	(2,003,957)
Financial futures contracts	1,667,784

(97,772,658)

Net change in unrealized appreciation/depreciation on:
Investments	343,480,848
Financial futures contracts	303,047

343,783,895

Total realized and unrealized gain	246,011,237

Net Increase in Net Assets Resulting from Operations	$286,511,185

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2010	11

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations
Net investment income	$40,499,948	$40,788,743
Net realized loss	(97,772,658)	(63,153,127)
Net change in unrealized appreciation/depreciation	343,783,895	451,937,162

Net increase in net assets resulting from operations	286,511,185	429,572,778

Capital Transactions
Proceeds from contributions	253,464,019	451,069,480
Fair value of withdrawals	(430,320,410)	(522,559,993)

Net decrease in net assets derived from capital transactions	(176,856,391)	(71,490,513)

Net Assets
Total increase in net assets	109,654,794	358,082,265
Beginning of year	2,049,061,987	1,690,979,722

End of year	$2,158,716,781	$2,049,061,987

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	DECEMBER 31, 2010

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2010	2009	2008	2007	2006

Total Investment Return
Total investment return	15.06%	26.63%	(36.86)%	5.54%	15.75%

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.01%	2.35%	2.32%	1.98%	1.93%

Supplemental Data
Net assets, end of year (000)	$2,158,717	$2,049,062	$1,690,980	$2,920,748	$2,727,449

Portfolio turnover[1]	9%	5%	8%	7%	14%

[1] Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2010	13

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to S&P 500 Stock Master Portfolio (the “Master Portfolio”), which is a series of MIP. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Investments in open-end registered investment companies are valued at net asset value each business day.

Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BlackRock Fund Advisors (“BFA”) seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BFA deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses

14	BLACKROCK FUNDS III	DECEMBER 31, 2010

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:
Fair Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value
Equity Contracts	Net unrealized appreciation/depreciation*	$674,494

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Year Ended December 31, 2010
		Net Change in Unrealized
	Net Realized Gain From	Appreciation on
	Financial Futures Contracts	Financial Futures Contracts
Equity Contracts	$1,667,784	$303,047

For the year ended December 31, 2010, the average quarterly number of contracts and notional amount of outstanding financial futures contracts purchased was 845 and $47,219,575, respectively.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but BAC and Barclays are not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BFA (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, through April 30, 2012, and are shown as fees waived by advisor in the Statement of Operations.

BLACKROCK FUNDS III	DECEMBER 31, 2010	15

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio. BTC has agreed to bear all costs of the Master Portfolio, excluding brokerage expenses, advisory fees, 12b-1 distribution or service fees, independent expenses, litigation expenses, taxes or other extraordinary expenses.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. BTC has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2010, were $166,344,718 and $277,814,286, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial investments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2011

BLACKROCK FUNDS III	DECEMBER 31, 2010	17

Officers and Trustees

Number of BlackRock
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(‘RICs‘) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Trust/MIP	a Trustee[2]	Principal Occupation(s) During Past Five Years	(‘Portfolios‘) Overseen	Directorships

Non-Interested Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

18	BLACKROCK FUNDS III	DECEMBER 31, 2010

Officers and Trustees (continued)

Number of BlackRock
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(‘RICs‘) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Trust/MIP	a Trustee[2]	Principal Occupation(s) During Past Five Years	(‘Portfolios‘) Overseen	Directorships

Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows the Trustees as joining the Trust’s/MIP’s Board in 2009, each Independent Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 290 Portfolios	None

[3] Mr. Davis is an “interested person” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2010	19

Officers and Trustees (continued)

Length
	Position(s)	of Time
Name, Address	Held with	Served as
and Year of Birth	Trust/MIP	a Trustee[2]	Principal Occupation(s) During Past Five Years

Trust/MIP Officers[4]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Landing Group since 2010, Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro[5] 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and principal thereof from 2004 to 2008.

[4] Officers of the Trust/MIP serve at the pleasure of the Board.
[5] Ira P. Shapiro served as Vice President and Chief Legal Officer of the Trust/MIP from 2007 to 2009.
Further information about the Trust/MIP Officers and Trustees is available in the Trust/MIP Statement of Additional Information, which can be obtained without charge by calling (877) 244-1544.

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Effective November 16, 2010, Ira Shapiro became Secretary of the Trust.

20	BLACKROCK FUNDS III	DECEMBER 31, 2010

Officers and Trustees (concluded)

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02101	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02101	Distributor BlackRock Investments, LLC New York, NY 10022

		Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Funds 400 Howard Street San Francisco, CA 94105

BLACKROCK FUNDS III	DECEMBER 31, 2010	21

Additional Information

General Information

Availability of Quarterly Portfolio Schedule of Investments

The Fund/Master Portfolio file its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio votes proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

22	BLACKROCK FUNDS III	DECEMBER 31, 2010

Notice of privacy policy

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:      This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

TRANSAMERICA FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

2874 (2/11)

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report, the code of ethics was revised to reflect the appointment of a new Principal Financial Officer. In addition, Transamerica Investors, Inc. was deregistered as an investment management company and removed as a party to the Code of Ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable

(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Experts.
Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
	(in thousands)	2010*		2009
(a)	Audit Fees		$92	$94
(b)	Audit-related Fees (1)		$7	$0
(c)	Tax Fees (2)		$70	$205
(d)	All Other Fees		$1	N/A
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved		0%	0%
(f)	If greater than 50%, disclose hours		N/A	N/A
(g)	Non-audit fees rendered to Adviser		N/A	N/A
	(or affiliate that provided services to Registrant)	$
(h)
Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.
			Yes	Yes

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)	The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

*PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, Ernst & Young LLP (“E&Y”) replaced PwC as the independent public accountant. Audit fees, audit-related fees, tax fees and all other fees include $92, $7, $70 and $0, respectively, billed to Transamerica Partners Funds Group by E&Y for the fiscal year end December 31, 2010.
Item 5: Audit Committee of Listed Registrants.
The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G.Norden, Patricia L. Sawyer and John W. Waechter.
Item 6: Schedule of Investments.
The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11: Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Funds Group

(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: February 25, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: February 25, 2011

By:	/s/ Robert A. DeVault, Jr.
Robert A. DeVault, Jr.
Principal Financial Officer
Date: February 25, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer